UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21714

MML Series Investment Fund II
(Exact name of registrant as specified in charter)

1295 State Street, Springfield, MA	01111
(Address of principal executive offices)	(Zip code)

Paul LaPiana
1295 State Street, Springfield, MA 01111
(Name and address of agent for service)

Registrant's telephone number, including area code:		(413) 744-1000

Date of fiscal year end:	12/31/2022

Date of reporting period:	12/31/2022

Item 1. Reports to Stockholders.

(a)	The Report to Stockholders is attached herewith.

MassMutual

Annual Report

MML Series Investment Fund II

Your variable product prospectus will list which of these funds are available through your variable product.

December 31, 2022

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MML Series Investment Fund II. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

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MML Series Investment Fund II Annual Report – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Paul LaPiana

“At MassMutual, our goal is to help you build the future you want for yourself and your family. We want to help you with your retirement plans today, so you can feel more comfortable about tomorrow.”

December 31, 2022

Continued market volatility challenges retirement investors

I am pleased to present you with the MML Series Investment Fund II Annual Report. During the fiscal year ended December 31, 2022, U.S. stocks were down over 18%, with many investors concerned about the likelihood of a recession, as the U.S. Federal Reserve Board (the “Fed”) aggressively tightened monetary policy to combat heightened inflation. Stocks in foreign developed markets and emerging markets also experienced significant losses in the fiscal year, hurt by elevated energy prices, a strengthening U.S. dollar, and concerns that consumer spending and corporate earnings growth would slow. U.S. bond investors experienced negative returns in the rising interest rate environment, fueled by aggressive interest rate hikes by the Fed that were aimed at reducing demand-driven inflationary pressures.

Suggestions for retirement investors under any market conditions

●

You are likely in it for the long term. Retirement planning involves what financial professionals refer to as “long-term investing,” since most people save and invest for retirement throughout their working years. Even in retirement, many individuals will systematically withdraw their retirement savings over a number of years, keeping a portion of their funds invested. Although the financial markets will go up and down, individuals who take a long-term approach to investing don’t focus on current headlines – because they realize that they have time to ride out the downturns.

●

Keep contributing. While you have no control over the investment markets, you can control how often and how much you contribute to your retirement account. Saving as much as possible and increasing your contributions regularly is one way retirement investors can help boost their retirement savings, regardless of the performance of the stock and bond markets.

●

Invest continually.[1] Financial professionals often advise their clients to stay in the market, regardless of short-term results. Here’s why: Those who can invest in all market conditions have the potential to be rewarded even during market downturns, when more favorable prices may enable them to accumulate larger positions.

●

Monitor your asset allocation and diversify. Stocks, bonds, and short-term/money market investments are asset classes that tend to behave differently, depending upon the economic and market environment. These broad asset classes contain an even greater array of asset sub-categories (such as small-cap stocks, international stocks, and high-yield bonds). Most financial professionals agree that investors can take advantage of different opportunities in the market and reduce the risk of over-exposure to one or two poorly performing asset types by selecting a number of investments that represent a mix of asset classes and sub-categories.

Is this a good time to track your progress?

If you work with a financial professional, you may wish to consider checking in with him or her to help you determine if:

●	you are saving enough for retirement – and, if in retirement, you are withdrawing an appropriate amount each year, based on your personal circumstances;

1 Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

(Continued)

MML Series Investment Fund II Annual Report – President’s Letter to Shareholders (Unaudited) (Continued)

●	your retirement account is invested appropriately for all market conditions, based on your goals and objectives, as well as your investment time horizon; and

●	you are taking steps to help reduce your longevity risk, which is the chance that you could “run out” of retirement savings during your lifetime.

Get to where you want to be

At MassMutual, our goal is to help you build the future you want for yourself and your family. We want to help you with your retirement plans today, so you can feel more comfortable about tomorrow. That’s why we continue to encourage you to maintain perspective when it comes to retirement investing, regardless of any headline-making events. MassMutual’s view is that changing market conditions have the potential to reward patient investors. Thank you for your continued confidence and trust in MassMutual.

Sincerely,

Paul LaPiana
President
MML Series Investment Fund II
MML Investment Advisers, LLC

The information provided is the opinion of MML Investment Advisers, LLC (MML Advisers) and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Past performance does not guarantee future results.

Underwriter: MML Distributors, LLC. (MMLD) Member FINRA and SIPC (www.FINRA.org and www.SIPC.org), 1295 State Street, Springfield, MA 01111-0001. MMLD is a wholly-owned subsidiary of MassMutual. Investment advisory services provided to the Funds by MML Advisers, a wholly-owned subsidiary of MassMutual.

©2023 Massachusetts Mutual Life Insurance Company (MassMutual®), Springfield, MA 01111-0001. All rights reserved
www.MassMutual.com.

MM202401-303982

MML Series Investment Fund II Annual Report – Economic and Market Overview (Unaudited)

Continued market volatility challenges retirement investors

During the fiscal year ended December 31, 2022, U.S. stocks were down over 18%, with many investors concerned about the likelihood of a recession, as the U.S. Federal Reserve Board (the “Fed”) aggressively tightened monetary policy to combat heightened inflation. Stocks in foreign developed markets and emerging markets also experienced significant losses in the fiscal year, hurt by elevated energy prices, the strengthening U.S. dollar, and concerns that consumer spending and corporate earnings growth would slow. U.S. bond investors experienced negative returns in the rising interest rate environment, fueled by aggressive interest rate hikes by the Fed that were aimed at reducing demand-driven inflationary pressures.

Market Highlights

●

For the reporting period from January 1, 2022 through December 31, 2022, U.S. stocks were down over 18%, in a market environment where the Fed aggressively raised interest rates in an effort to combat heightened inflation.

●

In the first quarter of 2022, investors in both stocks and bonds were challenged by a sharp rise in energy prices after Russia’s unexpected invasion of Ukraine, a stalled economic stimulus plan, and the Fed raising interest rates for the first time since 2018.

●

The second quarter of 2022 was another difficult quarter, as the Fed continued to raise interest rates, investor concerns over high inflation, and concerns about the potential of an impending global recession dominated the narrative.

●	The third quarter of 2022 was an extension of the difficult second quarter, with continued inflationary pressures, weakening economic data, and aggressive Fed interest rate hikes.

●	In the fourth quarter of 2022, investors experienced a bear market rally, as their concerns persisted regarding high inflation, high interest rates, and the potential of an impending global recession.

●

Foreign stocks in developed markets and emerging markets also experienced losses in the fiscal year, against the backdrop of Russia’s invasion of Ukraine (and the resulting economic sanctions that kept energy prices elevated), the strengthening U.S. dollar, and threatened consumer spending and corporate earnings growth.

●

U.S. bond investors experienced negative returns in the rising interest rate environment, fueled by an increase in short-term interest rates, heighted inflationary pressures, and the reversal of monetary and fiscal policy support.

Market Environment

For the fiscal year beginning on January 1, 2022, global stock investors experienced significant losses. U.S. stocks fell sharply in the period in response, with the S&P 500 Index®* (“S&P 500”) entering bear market territory after declining more than 20% from its previous highs. Investors sought safety from high inflation, rising interest rates, and the increasing possibility of a recession. Consumer sentiment fell sharply, down 15.7% in the period1, as high inflation – driven by rising energy, food, and housing costs – overwhelmed low unemployment and strong wage growth. As of November 2022, consumer loan levels were at record highs, having increased by 11.8% year-over-year2, as more Americans are borrowing to make ends meet in these inflationary times.

As a result, the broad market S&P 500 fell 18.11% for the period. The technology-heavy NASDAQ Composite Index performed even worse, dropping 32.54%. The more economically sensitive Dow Jones Industrial AverageSM was down 6.86%. During the reporting period, small-cap stocks underperformed their larger-cap peers, while value stocks outperformed their growth brethren. The communication services, consumer discretionary, information technology, and real estate sectors were all down by 25% or more for the period. The energy sector was the strongest performer for the fiscal year, up 65.72%, aided by a 6.6% increase in the price of West Texas Intermediate (WTI) crude oil. The utilities sector also ended the period positively, gaining 1.57% for the period.

* Indexes referenced, other than the MSCI Indexes, are unmanaged, do not incur fees, expenses, or taxes, and cannot be purchased directly for investment. The MSCI Indexes are unmanaged, do not incur fees or expenses, and cannot be purchased directly for investment.

1 University of Michigan: Consumer Sentiment (UMCSENT), retrieved from FRED, Federal Reserve Bank of St. Louis; https://fred.stlouisfed.org/series/UMCSENT, December 23, 2022.

2 Board of Governors of the Federal Reserve System (US), Consumer Loans, All Commercial Banks [CONSUMER], retrieved from FRED, Federal Reserve Bank of St. Louis; https://fred.stlouisfed.org/series/CONSUMER, December 30, 2022.

MML Series Investment Fund II Annual Report – Economic and Market Overview (Unaudited) (Continued)

Developed international markets, as measured by the MSCI EAFE® Index, generally outperformed their domestic peers, ending the fiscal year down 14.45%. Emerging-market stocks, as measured by the MSCI Emerging Markets Index, also fell sharply, ending down 20.09% for the period. Investors sold off developed international and emerging-market stocks on concerns that higher interest rates and commodity prices would impair consumer spending and corporate earnings growth.

Bond yields rose sharply during the fiscal year, with the 10-year U.S. Treasury bond yield rising from a low of 1.63% on January 1, 2022 to close the period at 3.88%. Rising yields generally produce falling bond prices; consequently, bond index returns suffered. The Bloomberg U.S. Aggregate Bond Index ended the period down 13.01%. Investment-grade corporate bonds fared even worse. The Bloomberg U.S. Corporate Bond Index, which tracks investment-grade corporate bonds, ended the period with a 15.76% loss. The Bloomberg U.S. Corporate High-Yield Bond Index also ended in negative territory, declining 11.19% for the period.

Review and maintain your strategy

MassMutual is committed to putting our clients’ needs first. We use our innovative open-architecture platform to craft solutions that can help deliver in all stages of the investor’s journey. From building potential wealth to retiring comfortably, we work continually to help investors secure their futures and protect the ones they love. While the current market volatility, including the reality of market sell-offs, can test an investor’s mettle, we’d like to remind you that, as a retirement investor, it’s important to maintain perspective and have realistic expectations about the future performance of your investment accounts. As described in this report, financial markets can reverse suddenly with little or no notice. That’s why we continue to believe that retirement investors should create and maintain a plan that focuses on their goals, how long they have to invest, and how comfortable they are with market volatility. Our multi-managed and sub-advised mutual funds tap into the deep expertise of seasoned asset managers who are committed to helping long-term investors prepare for retirement – in all market conditions. As always, we recommend that you work with a personal financial professional, who can help you define an investment strategy that aligns with your comfort level with respect to market volatility, how long you have to save and invest, and your specific financial goals. Thank you for your confidence in MassMutual.

The information provided is the opinion of MML Investment Advisers, LLC (MML Advisers) and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Past performance does not guarantee future results.

Underwriter: MML Distributors, LLC. (MMLD) Member FINRA and SIPC (www.FINRA.org and www.SIPC.org), 1295 State Street, Springfield, MA 01111-0001. MMLD is a wholly-owned subsidiary of MassMutual. Investment advisory services provided to the Funds by MML Advisers, a wholly-owned subsidiary of MassMutual.

©2023 Massachusetts Mutual Life Insurance Company (MassMutual®), Springfield, MA 01111-0001. All rights reserved
www.MassMutual.com.

MML Blend Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Blend Fund, and who is the Fund’s subadviser?

This Fund seeks a high total return. The Fund is a “fund of funds” that seeks to achieve its investment objective by allocating substantially all of its assets among exchange-traded funds (ETFs) providing exposures to various asset classes. The Fund’s subadviser determines the Fund’s asset allocation strategy and implements this strategy by selecting ETFs for investment and determining the amounts of the Fund’s assets to be invested in each. The ETFs the Fund’s subadviser will consider for investment by the Fund will provide exposures to U.S. equity securities or to fixed-income securities. The ETFs are advised by an affiliate of the Fund’s subadviser. The Fund’s subadviser is BlackRock Investment Management, LLC (BlackRock).

How did the Fund perform during the 12 months ended December 31, 2022?

The Fund’s Initial Class shares returned -16.59%, outperforming the -18.11% return of the S&P 500® Index (the “stock component’s benchmark”), which measures the performance of 500 widely held stocks in the U.S. equity market. The Fund underperformed the -13.01% return of the Bloomberg U.S. Aggregate Bond Index (the “bond component’s benchmark”), which measures the performance of investment grade, U.S. dollar-denominated, fixed-rate taxable bond market securities, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). The Fund underperformed the -14.36% return of the Lipper Balanced Fund Index, an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category. Finally, the Fund underperformed the -15.91% return of the Custom Balanced Index (the “blend benchmark”), which comprises the stock component’s benchmark and the bond component’s benchmark. The weightings of each index are 60% and 40%, respectively.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2022, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund is designed to achieve the return of a strategic asset allocation to a portfolio comprised of 60% U.S. equities and 40% fixed income securities – and to capture the long-term performance of both the equity and bond markets.

The Fund is rebalanced quarterly to predetermined strategic weights. Because the Fund’s investment approach is implemented with passively managed bond and stock exchange-traded funds (ETFs), Fund management typically does not make underweight or overweight allocations to individual securities, sectors, or asset classes.

For the one-year period ended December 31, 2022, the Fund outperformed the stock component’s benchmark, primarily due to the Fund’s small overweight to small-cap stocks, relative to the benchmark. The Fund also had a small overweight allocation to corporate bonds, which underperformed during the year. Consequently, the Fund underperformed the bond component’s benchmark for the year. The Fund’s strategic overweights were designed to capture the yield premium of corporate bonds versus U.S. Treasuries – as well as the return premium of small-cap versus large-cap stocks.

Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both. For the one-year period ended December 31, 2022, the Fund did not have material exposure to derivatives.

Subadviser outlook

As we enter 2023, Fund management continues to expect a great deal of market volatility moving forward. Fund management observed that a diverse set of macroeconomic and geopolitical headlines throughout 2022 affected global financial markets. In Fund management’s view, most of these headwinds seem likely to persist in 2023. In the coming year, Fund management expects the Fund to achieve somewhat similar performance to that of the blend benchmark, since the Fund’s portfolio allocation is designed to deliver broad exposure to bond and stock markets. As of fiscal year-end, the Fund’s portfolio was allocated 60% to the S&P 500 Index and 40% to the Bloomberg U.S. Aggregate Bond Index.

MML Blend Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Blend Fund Largest Holdings (% of Net Assets) on 12/31/22
iShares Core S&P Total US Stock Market ETF	30.0%
iShares Core S&P 500 ETF	27.2%
iShares Core Total USD Bond Market ETF	15.9%
iShares Core U.S. Aggregate Bond ETF	15.8%
iShares iBoxx High Yield Corporate Bond ETF	4.0%
iShares 5-10 Year Investment Grade Corporate Bond ETF	4.0%
iShares Core S&P Mid-Cap ETF	2.2%
iShares Core S&P Small-Cap ETF	1.0%
100.1%

MML Blend Fund Sector Table (% of Net Assets) on 12/31/22
Mutual Funds	100.1%
Total Long-Term Investments	100.1%
Short-Term Investments and Other Assets and Liabilities	(0.1)%
Net Assets	100.0%

MML Blend Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2022)
	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	02/03/1984	-16.59%	4.69%	7.80%
Service Class	08/15/2008	-16.80%	4.42%	7.53%
S&P 500 Index*		-18.11%	9.42%	12.56%
Bloomberg U.S. Aggregate Bond Index		-13.01%	0.02%	1.06%
Lipper Balanced Fund Index		-14.36%	4.62%	6.66%
Custom Balanced Index		-15.91%	6.07%	8.14%

* Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Dynamic Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Dynamic Bond Fund, and who are the Fund’s subadvisers?

The Fund seeks a superior total rate of return by investing in fixed income instruments. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in bonds. Bonds may include fixed income securities and other debt instruments of domestic and foreign entities, including corporate bonds, securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities, mortgage- and asset-backed securities, bank loans, and money market instruments. The Fund’s subadvisers are Western Asset Management Company, LLC (Western Asset) and its affiliate, Western Asset Management Company Limited (Western Asset Limited). Western Asset Limited manages the non-U.S. dollar denominated investments of the Fund. Effective April 29, 2022, Western Asset and Western Asset Limited replaced DoubleLine Capital LP (DoubleLine) as subadvisers of the Fund.

How did the Fund perform during the 12 months ended December 31, 2022?

The Fund’s Class II shares returned -13.98%, underperforming the -13.01% return of the Bloomberg U.S. Aggregate Bond Index (the “benchmark”), which measures the performance of investment grade, U.S. dollar-denominated, fixed-rate taxable bond market securities, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS).

For a discussion on the economic and market environment during the 12-month period ended December 31, 2022, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the time that DoubleLine served as subadviser of the Fund (January 1, 2022 - April 28, 2022), U.S. investment-grade corporate credit was the worst-performing sector due to its longer duration profile, which was negatively impacted by the swift rise in U.S. Treasury yields. Duration is a measure of a bond fund’s sensitivity to interest rates. The longer the duration, the greater the price impact on the bond or portfolio when interest rates rise or fall. Global bonds also underperformed the benchmark driven by U.S. dollar strengthening and rising global yields during the period. Emerging-market debt posted negative returns and was negatively impacted by the rise in interest rates and geopolitical tensions stemming from the war between Russia and Ukraine. U.S. Treasuries in the Fund’s portfolio underperformed due to the increase in interest rates that occurred during the period. Turning to the positive, floating-rate sectors, such as collateralized loan obligations and bank loans, were the top performers over the period materially outperforming the benchmark in part due to their lower interest rate sensitivity. The Fund’s overweight allocation to structured credit relative to the benchmark also contributed to the Fund’s relative performance, as securitized credit outperformed investment-grade corporate credit during this period. Non-agency residential mortgage-backed securities (RMBS), which are securities issued by private institutions that are not backed by government-sponsored entities, materially outperformed and benefited from strong U.S. housing market fundamentals during the period.

For the time that Western Asset and Western Asset Limited served as subadvisers of the Fund (April 29, 2022 -December 31, 2022), the Fund’s top-down macro strategies, in aggregate, detracted from performance. Throughout the reporting period, the Fund had more interest rate exposure (duration) than the benchmark, which significantly detracted from performance as interest rates rose significantly during the period. The Fund’s yield curve positioning, which was focused on an overweight to the back end of the curve, provided a partial offset and contributed to returns. (The yield curve is a graphical representation of bond yields with very short maturities to the longest available, with the curve indicating whether short-term rates are higher or lower than long-term rates.) The Fund’s overweight allocations to structured products – including non-agency RMBS, CMBS, and ABS – also detracted from performance, as structured spreads widened during the reporting period. Additionally, non-U.S. developed market exposures detracted from results, mainly due to developed market currency exposures, as the U.S. dollar appreciated during the period. Finally, agency MBS positioning detracted from performance, as spreads tightened at the start of the period, when the Fund’s portfolio was underweight, which was gradually trimmed to flat versus the benchmark. (“Agency” refers to debt issued by U.S. federal government agencies or government-sponsored entities for financing purposes.)

MML Dynamic Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

In terms of contributors, exposures to emerging markets, which included both local currency and U.S. dollar-denominated positions, significantly contributed to performance during the reporting period, due to favorable selection in both local-currency and hard-currency assets, as USD-denominated emerging-market bond spreads modestly widened. Finally, in aggregate, corporate credit exposures contributed to performance, mainly due to favorable selection within investment-grade corporates, as investment-grade spreads tightened and high-yield spreads widened during the reporting period.

Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both. In aggregate, the Fund’s use of derivatives detracted from performance during the reporting period.

Subadviser outlook

In Western Asset’s view, at fiscal year-end, fundamental headwinds to global growth and inflation remained. These headwinds included the reduction of global fiscal stimulus, the withdrawal of monetary policy accommodation, and the persistence of secular-related headwinds – such as global debt burdens, aging demographics, and technology displacement. If growth and inflation moderate and the risks surrounding central bank policy become more balanced, Western Asset believes that the market environment for fixed-income investors could also moderate. In Western Asset’s view, not only could the rise in government yields likely abate, but lower volatility could have the potential to lead investors to re-engage in fixed income spread sectors, especially given the valuations at fiscal year-end.

MML Dynamic Bond Fund Portfolio Characteristics (% of Net Assets) on 12/31/22
Corporate Debt	42.0%
U.S. Government Agency Obligations and Instrumentalities*	31.0%
Non-U.S. Government Agency Obligations	11.5%
U.S. Treasury Obligations	7.4%
Sovereign Debt Obligations	6.5%
Bank Loans	5.0%
Mutual Funds	1.0%
Purchased Options	0.0%
Total Long-Term Investments	104.4%
Short-Term Investments and Other Assets and Liabilities	(4.4)%
Net Assets	100.0%

*	May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.

MML Dynamic Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - CLASS II

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2022)
	Inception Date of Class	1 Year	5 Years	Since Inception 05/15/2015
Class II	05/15/2015	-13.98%	-0.59%	0.64%
Service Class I	05/15/2015	-14.26%	-0.85%	0.38%
Bloomberg U.S. Aggregate Bond Index		-13.01%	0.02%	0.83%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Equity Fund, and who are the Fund’s subadvisers?

The Fund’s primary objective is to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income. Its secondary objective is the preservation of capital when business and economic conditions indicate that investing for defensive purposes is appropriate. The Fund invests primarily in common stocks of companies that the subadvisers believe are undervalued in the marketplace. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks, preferred stocks, securities convertible into common or preferred stocks, and other securities, such as warrants and stock rights, whose value is based on stock prices. The Fund typically invests most of its assets in securities of U.S. companies, but may invest up to 25% of its total assets in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund’s two subadvisers are T. Rowe Price Associates, Inc. (T. Rowe Price), which managed approximately 33% of the Fund’s portfolio; and Brandywine Global Investment Management, LLC (Brandywine Global), which managed approximately 67% of the Fund’s portfolio, as of December 31, 2022.

How did the Fund perform during the 12 months ended December 31, 2022?

The Fund’s Initial Class shares returned -4.65%, outperforming the -7.54% return of the Russell 1000® Value Index (the “benchmark”), which measures the performance of the large-cap value segment of U.S. equity securities. It includes the Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2022, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

With respect to the Brandywine Global component of the Fund for the one-year period ended December 31, 2022, the energy sector stood out for the second consecutive year, returning more than 50%, while traditionally defensive sectors outperformed by falling less than their peers. The biggest contributions to the Fund component’s outperformance came from sectors that lagged significantly during the fiscal period. The health care sector was the only sector that acted defensively and did not lose value during the fiscal period. Within the health care sector, the benefit to the Fund component was from its overweight allocations to pharmaceuticals, health care providers, and biotechnology companies during the fiscal period. The communication services sector underperformed throughout the year and was the worst-performing sector in the benchmark in both the third and fourth quarters of 2022. Within the technology sector, the Fund component benefited from strong stock selection in software companies during the fiscal period. Remaining focused on lower-valuation technology companies, such as Oracle and IBM, and cycling out of the smaller low-momentum underperforming holdings earlier in the year is why this sector was the second largest contributor to the Fund component’s relative returns for the year.

Within the T. Rowe Price component of the Fund for the one-year period ended December 31, 2022, the financial and consumer discretionary sectors were the largest contributors to the Fund component’s relative performance, whereas the energy, materials, and health care sectors detracted the most. The financial sector was a notable contributor due to favorable stock picks during the fiscal period. Chubb was one Fund component holding that contributed during the fiscal period, as the company benefited from the continued upcycle in property and casualty (P&C) and strong execution. Fund component holdings in the consumer discretionary sector also boosted the Fund component’s relative returns during the fiscal period, owing to strong stock selection, such as Dollar General. Shares of Dollar General contributed to the Fund component’s performance during the fiscal period, as the company reported revenue and earnings ahead of consensus and same-store sales that exceeded expectations. On the downside, an underweight allocation to the energy sector detracted from the Fund component’s relative performance during the fiscal period. The materials sector also hindered relative results due to detrimental stock choices, such as Nutrien, a Canadian fertilizer company. The health care sector further detracted from the Fund component’s relative returns due to weak security selection, which was partially offset by an overweight allocation. HCA Healthcare detracted over the period, as the company contended with elevated labor costs, along with increased utilization of contract labor.

MML Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

Brandywine Global Fund management began 2023 with concerns about inflation, labor shortages, and anticipating the impact of a rising interest rate environment. In Brandywine Global’s opinion, the equity markets were hit hard in reaction to inflation levels not seen in 40 years and aggressive rate increases by the U.S. Federal Reserve Board (the “Fed”) after over a decade of easy money and two years of excessive economic stimulation. Based on Brandywine Global’s research, Brandywine Global believes that value and large-cap value issues still have significant upside potential.

T. Rowe Price Fund management remains cautious on the direction of the economy and believes there is the likelihood that the Fed could cause an economic slowdown or recession in 2023. While T. Rowe Price has observed that goods inflation seems to be peaking, in T. Rowe Price’s view, services inflation remains high and could be challenging due to structural imbalances in the labor market. T. Rowe Price believes it is likely that the equity markets will remain choppy throughout 2023, as expectations adjust to a slowing economy with tighter financial conditions. Consequently, T. Rowe Price believes a cautious stance remains appropriate, so they are looking to further emphasize company-level fundamentals and quality, while keeping their Fund component positioned for a variety of market environments.

MML Equity Fund Largest Holdings (% of Net Assets) on 12/31/22
Exxon Mobil Corp.	4.1%
JP Morgan Chase & Co.	3.6%
Bank of America Corp.	3.0%
AbbVie, Inc.	2.4%
Elevance Health, Inc.	2.4%
Merck & Co., Inc.	2.1%
Pfizer, Inc.	2.0%
Philip Morris International, Inc.	1.9%
Cisco Systems, Inc.	1.4%
Chevron Corp.	1.4%
24.3%

MML Equity Fund Sector Table (% of Net Assets) on 12/31/22
Consumer, Non-cyclical	29.0%
Financial	22.9%
Energy	10.1%
Industrial	8.2%
Technology	7.1%
Consumer, Cyclical	7.1%
Communications	5.4%
Utilities	5.3%
Basic Materials	3.0%
Mutual Funds	2.3%
Total Long-Term Investments	100.4%
Short-Term Investments and Other Assets and Liabilities	(0.4)%
Net Assets	100.0%

MML Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2022)
	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	12/31/1973	-4.65%	7.72%	10.50%
Service Class	08/15/2008	-4.88%	7.45%	10.23%
Russell 1000 Value Index		-7.54%	6.67%	10.29%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Equity Rotation Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Equity Rotation Fund, and who is the Fund’s subadviser?

The Fund seeks growth of capital over the long-term by investing primarily in common stocks of large- and medium-capitalization U.S. companies. The Fund’s subadviser and sub-subadviser invest the Fund’s assets using an indexing strategy. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies included within the Russell 1000® Invesco Dynamic Multifactor Index* (the “Index”). The Fund’s subadviser is Invesco Advisers, Inc. (Invesco Advisers) and its sub-subadviser is Invesco Capital Management LLC (ICM) (together with Invesco Advisers, “Invesco”).

*

The Fund is sponsored solely by MassMutual. The Fund is not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies.

All rights in the Russell 1000® Invesco Dynamic Multifactor Index (the “Index”) vest in the relevant LSE Group company which owns the Index. “FTSE Russell®,” “Russell 1000®” and “Russell®” are trademarks of the relevant LSE Group company and are used by any other LSE Group company under license.

The Index is calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the Fund. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Fund or the suitability of the Index for the purpose to which it is being put by the Fund.

How did the Fund perform during the 12 months ended December 31, 2022?

The Fund’s Class II shares returned -14.29%, outperforming the -19.13% return of the Russell 1000 Index (the “benchmark”), which measures the performance of the large-cap segment of U.S. equity securities. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Fund underperformed the -13.57% return of the Index, which reflects a dynamic combination of factor exposures drawn from constituent stocks of the Russell 1000 Index.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2022, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

During the one-year period ended December 31, 2022, Fund management utilized all four combinations of factor exposures that the Fund’s design allows for. In late 2021, the leading economic indicators that drive the positioning of the Fund’s underlying strategy suggested that inflation-related concerns were having an increasing effect on sentiment. Consequently, the strategy shifted toward a “slowdown” regime, with significant tilts toward companies with higher-quality earnings and balance sheets, and companies whose stock prices had recently been less volatile (“quality” and “low-volatility” factors).

The Fund, which reevaluates the economic signals on a monthly basis, continued to maintain this position for the entire first quarter of 2022. During that time, there was great geopolitical uncertainty and significant market declines as the Russian invasion of Ukraine began. International exposure was generally a liability for companies and quality companies overall performed poorly, as did companies which had previously experienced positive price momentum due to an easing of COVID-19 -related restrictions in 2021. The Fund’s methodology, which favors companies that exhibit lower volatility as well as quality, benefited the Fund substantially during the period, as lower-volatility companies significantly outperformed.

At the evaluation in the beginning of April 2022, sentiment indicators were notably improving, and economic indicators remained above trend. Because of this, the Fund moved into an “expansion” regime, with tilts toward smaller companies, deeper value companies, and particularly to companies exhibiting positive share price momentum. It remained in this regime for the remainder of the second quarter. During the time in this regime, all the factors the Fund could potentially use (with the exception of momentum) outperformed, as the market declined steeply and the Fund outperformed the benchmark. This decline led to decreasing market sentiment, which caused the Fund to return to the “slowdown” regime, with the aforementioned tilts toward companies with higher-quality earnings and balance sheets, and companies whose stock prices had recently been less volatile (“quality” and “low-volatility” factors) in early July 2022 a position that it only maintained for a month. During this month, markets rallied, and factors broadly underperformed, with only the “quality” factor outperforming the benchmark.

MML Equity Rotation Fund – Portfolio Manager Report (Unaudited) (Continued)

Despite the positive returns in July 2022, leading economic indicators continued to decline, dipping below the long-term trend and causing the Fund to move into a “contraction” regime in early August 2022. This regime, which adds momentum to the factor tilts of “slowdown,” continued until December. During that time, all factors the Fund has available outperformed, and the Fund significantly outperformed the benchmark.

Finally, risk sentiment began to improve towards the end of 2022, and in December 2022, the Fund moved into a “recovery” regime, with tilts toward small size and value. Towards the end of 2022 and year end, value stocks posted the highest return, which caused the Fund to modestly outperform the benchmark.

Although sector weights vary widely from regime to regime, as do the individual securities held within those sectors, underweights on average to, and security selection within, the consumer discretionary and information technology sectors were the largest drivers of outperformance of the Fund. In addition, not holding the electric automobile manufacturer Tesla, which had an average weight of 2.88% in the benchmark, and returned just over -65% for the year, was a major contributor to the Fund’s outperformance.

Subadviser outlook

The Fund reevaluates the economic signals on a monthly basis. Fund management determined at its 2022 year-end evaluation that the short-term economic growth rate was still below the longer-term average, while global risk appetite had begun an upward trend. Based on Fund management’s view, in January 2023, the Fund expects to remain in the “recovery” stance that began in December 2022. Fund management expects to continue to evaluate this decision monthly and modify exposures as the Fund’s regime indicators warrant.

MML Equity Rotation Fund Largest Holdings (% of Net Assets) on 12/31/22
Hewlett Packard Enterprise Co.	1.2%
Cardinal Health, Inc.	1.1%
Steel Dynamics, Inc.	0.9%
Leidos Holdings, Inc.	0.7%
Everest Re Group Ltd.	0.7%
Molina Healthcare, Inc.	0.7%
Synchrony Financial	0.7%
Chesapeake Energy Corp.	0.7%
Reliance Steel & Aluminum Co.	0.7%
Ovintiv, Inc.	0.6%
8.0%

MML Equity Rotation Fund Sector Table (% of Net Assets) on 12/31/22
Financial	22.8%
Consumer, Cyclical	18.8%
Industrial	16.8%
Consumer, Non-cyclical	15.7%
Technology	8.2%
Basic Materials	6.0%
Communications	5.2%
Energy	4.1%
Utilities	2.4%
Mutual Funds	0.2%
Total Long-Term Investments	100.2%
Short-Term Investments and Other Assets and Liabilities	(0.2)%
Net Assets	100.0%

MML Equity Rotation Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - CLASS II

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2022)
	Inception Date of Class	1 Year	5 Years	Since Inception 05/15/2015	Since Inception 10/13/2017
Class II	05/15/2015	-14.29%	7.50%	10.52%
Service Class I	05/15/2015	-14.46%	7.25%	10.25%
Russell 1000 Index*		-19.13%	9.13%	9.83%
Russell 1000 Invesco Dynamic Multifactor Index**		-13.57%	12.52%		13.25%

* Benchmark

** Since 10/13/2017

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML High Yield Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML High Yield Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve a high level of total return, with an emphasis on current income, by investing primarily in high yield debt and related securities. The Fund invests primarily in lower rated U.S. debt securities (“junk” or “high yield” bonds), including securities in default. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in lower rated fixed income securities (rated below Baa3 by Moody’s, below BBB- by Standard & Poor’s or the equivalent by any nationally recognized statistical rating organization (using the lower rating) or, if unrated, determined to be of below investment grade quality by the Fund’s subadviser or sub-subadviser). The Fund’s subadviser is Barings LLC (Barings). Effective February 1, 2022, Baring International Investment Limited (BIIL) was added as sub-subadviser to the Fund.

How did the Fund perform during the 12 months ended December 31, 2022?

The Fund’s Class II shares returned -11.72%, underperforming the -11.19% return of the Bloomberg U.S. Corporate High-Yield Bond Index (the “benchmark”), which measures the performance of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds, including corporate bonds, fixed-rate bullet, putable, and callable bonds, SEC Rule 144A securities, original issue zeros, pay-in-kind bonds, fixed-rate and fixed-to-floating capital securities.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2022, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Rising interest rates throughout the year combined with widening credit spreads to challenge high-yield returns. As corporate fundamentals weakened, albeit from historically strong levels of leverage and interest coverage and record low default rates, performance across the ratings spectrum decompressed.

For the one-year period ended December 31, 2022, the Fund’s overweight allocation, relative to the benchmark, to lower-rated bonds detracted from relative performance, mitigated by strong security selection within CCC and below rated bonds as well as an overweight allocation to BBB rated credits.

Within industries, adverse credit selection within technology, consumer non-cyclical, and consumer cyclical sectors detracted from the Fund’s relative performance for the period, while cash balances at the higher end of normal ranges proved a benefit, given heightened market volatility. The Fund’s overweight allocation to, as well as strong security selection within, the energy sector was the primary contributor to performance during the period.

With respect to specific Fund holdings, the largest detractors from performance during the year were: Bausch Health Companies, a specialty pharmaceutical manufacturer; Avaya, a solutions provider for IT telephony and voice communications; and Radiology Partners, a hospital-based, physician-owned radiology practice. Fund holdings that primarily contributed to performance during the reporting period included: Tourmaline Oil, a Canadian natural gas producer; Transocean, an offshore drilling contractor; and Nabors Industries, an onshore oil and gas driller. The energy sector benefited from rising energy prices, improved balance sheets, and positive ratings momentum. Elsewhere, the Fund’s positioning and selection within communications and basic industries also contributed to returns during the reporting period.

Subadviser outlook

Given the sell-off across markets in 2022, in Fund management’s view, valuations as of December 31, 2022 more accurately reflected elevated levels of uncertainty arising from persistent inflation, the U.S. Federal Reserve Board’s removal of policy accommodation, and associated impacts on economic growth. While Fund management believes that corporate default rates could tick higher in 2023, sufficient liquidity and cash flow generation among high-yield borrowers, combined with extended maturity walls and the lack of excess accumulated in any particular sector following the 2022 downturn, could constrain overall default rates at lower levels than in prior cycles. Fund management opines that, with much of the rise in interest rates in the

MML High Yield Fund – Portfolio Manager Report (Unaudited) (Continued)

rearview mirror, high levels of coupon income could accrue benefits to investors. Meanwhile, Fund management also believes that increased dispersion has the potential to pose challenges – but also create opportunities – for active managers to add value through fundamental credit analysis and selection.

MML High Yield Fund Portfolio Characteristics (% of Net Assets) on 12/31/22
Corporate Debt	92.8%
Mutual Funds	4.3%
Bank Loans	2.6%
Total Long-Term Investments	99.7%
Short-Term Investments and Other Assets and Liabilities	0.3%
Net Assets	100.0%

MML High Yield Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - CLASS II

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2022)
	Inception Date of Class	1 Year	5 Years	10 Years
Class II	05/03/2010	-11.72%	1.79%	4.31%
Service Class I	05/03/2010	-11.97%	1.55%	4.05%
Bloomberg U.S. Corporate High-Yield Bond Index		-11.19%	2.31%	4.03%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Inflation-Protected and Income Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Inflation-Protected and Income Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in inflation-indexed bonds and other income-producing securities. The Fund’s subadviser is Barings LLC (Barings) and its sub-subadviser is Baring International Investment Limited (BIIL).

How did the Fund perform during the 12 months ended December 31, 2022?

The Fund’s Initial Class shares returned -13.35%, underperforming the -11.85% return of the Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) (the “benchmark”), which measures the performance of rules-based, market value-weighted inflation-protected securities issued by the U.S. Treasury. It is a subset of the Global Inflation-Linked Index (Series-L).

How do inflation-indexed bonds protect against inflation?

Like many other fixed-income securities, inflation-indexed bonds pay income twice a year, based on a stated coupon rate. However, both the principal and the interest payment are adjusted for the level of inflation. The inflation rate – as measured by the Consumer Price Index for All Urban Consumers (CPI-U) – results in an adjustment to the principal amount of an inflation-protected security. The coupon rate is then applied to the adjusted principal amount to determine the interest payment. For example, assuming an inflation rate of 3%, a security with a par value of $1,000 and an annual coupon rate of 1.75%, the adjusted principal amount after one year would be $1,030 ($1,000 increased by 3%). The semi-annual interest payment would be calculated by multiplying $1,030 by 1.75% and dividing by 2 instead of using the original $1,000 par value to calculate the amount of interest.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2022, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Consumer prices as measured by the U.S. Bureau of Labor Statistics were up for the last 12 months for the period ending November 2022, as unadjusted Headline Consumer Price Index (CPI) came in at 7.1%. (CPI measures changes in the price of a market basket of consumer goods and services. Core CPI does not include food and energy prices. Headline CPI includes food and energy.) The prices of used vehicles and medical care services were major contributors to inflation during this time frame. As of November 2022, Core CPI (excluding energy and food prices) increased 6.0% from 12 months before. Core CPI is running well above the 2% inflation objective of the Federal Open Market Committee (FOMC).

For the one-year period ended December 31, 2022, TIPS positioning in aggregate detracted from Fund performance. An underweight allocation to short-maturity inflation securities was offset by allocations to high-quality income-producing assets that earned higher yields than U.S. Treasuries. The Fund’s positioning in 5-year and 10-year inflation securities detracted the most from performance.

The Fund invested in high-quality income-producing securities, including asset-backed securities and money market securities during the reporting period. The income earned by these asset classes contributed positively to the Fund’s performance during the reporting period. Asset-backed securities contributed substantially to performance, as security selections in auto loans and insurance receivables within the sector were the primary contributors. Commercial mortgage-backed securities contributed to performance, while residential mortgage-backed securities detracted.

The Fund may use derivative instruments for yield curve and duration management, as well as for replicating cash bonds and gaining market exposure in order to implement manager views. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Overall, these derivative positions modestly contributed to performance.

MML Inflation-Protected and Income Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

The U.S. Federal Reserve Board (the “Fed”) hiked rates by 0.50% at their December meeting, the highest level in 15 years. As we entered 2023, Fed Chairman Powell signaled that the Fed would continue to raise rates with no reductions until 2024. The FOMC anticipates that ongoing increases in the target range will be appropriate to attain a stance of monetary policy that is sufficiently restrictive to return inflation to 2% over time. In Fund management’s view, what the market may fail to appreciate is the impact those higher price pressures may have on consumer demand. As such, Fund management believes that much of this bullish inflation sentiment has largely been priced into the inflation market. Fund management expects to maintain a constructive, but more balanced, view on the potential impact to inflation markets. Fund management believes that valuations will likely remain well anchored into the first half of 2023, given the December 2022 employment and labor force growth trends for the U.S. economy. Further, as a result of the introduction of seasonal pricing pressures into early 2023, Fund management expects to maintain an overweight constructive tilt to inflation markets.

MML Inflation-Protected and Income Fund Portfolio Characteristics (% of Net Assets) on 12/31/22
Non-U.S. Government Agency Obligations	53.9%
U.S. Treasury Obligations	23.8%
U.S. Government Agency Obligations and Instrumentalities*	11.6%
Mutual Funds	0.6%
Total Long-Term Investments	89.9%
Short-Term Investments and Other Assets and Liabilities	10.1%
Net Assets	100.0%

*	May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.

MML Inflation-Protected and Income Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2022)
	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	08/30/2002	-13.35%	1.84%	1.02%
Service Class	08/15/2008	-13.59%	1.58%	0.77%
Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)		-11.85%	2.11%	1.12%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML iShares® 60/40 Allocation Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML iShares® 60/40 Allocation Fund, and who is the Fund’s investment adviser?

This Fund seeks to achieve as high a total return over time as is considered consistent with prudent investment risk, preservation of capital and recognition of the Fund’s stated asset allocation. The Fund is a “fund of funds” that seeks to achieve its investment objective by allocating substantially all of its assets among exchange-traded funds (ETFs) providing exposures to various asset classes. The Fund’s investment adviser, MML Investment Advisers, LLC (MML Advisers), determines the Fund’s asset allocation strategy and implements this strategy by selecting ETFs for investment and determining the amounts of the Fund’s assets to be invested in each. The ETFs MML Advisers will consider for investment by the Fund will provide exposures to equity securities or to fixed-income securities. BlackRock Investment Management, LLC (BlackRock) is the Fund’s subadviser, and is responsible solely for the trading and execution of MML Advisers’ investment and allocation decisions. Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets (plus the amount of any borrowings for investment purposes) in iShares® ETFs*. iShares ETFs are advised by an affiliate of BlackRock. The Fund typically invests approximately 60% of its net assets in equity ETFs and approximately 40% of its net assets in fixed income ETFs.

*	iShares® and BlackRock® are registered trademarks of BlackRock, Inc. and its affiliates and are used under license.

How did the Fund perform from its inception date on February 11, 2022, through December 31, 2022?

The Fund’s Class II shares returned -12.14%, outperforming the -13.47% return of the S&P 500® Index (the “benchmark”), which measures the performance of 500 widely held stocks in the U.S. equity market. The Fund underperformed the -9.34% return of the Bloomberg U.S. Aggregate Bond Index, which measures the performance of investment grade, U.S. dollar-denominated, fixed-rate taxable bond market securities, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). For the period beginning March 1, 2022 and ending December 31, 2022, the Fund’s Class II shares returned -9.98%, underperforming the -9.64% return of the Lipper Balanced Fund Index, an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2022, please see the Economic and Market Overview, beginning on page 3.

Investment adviser discussion of factors that contributed to the Fund’s performance

For the period beginning at Fund inception (February 11, 2022) and ending on December 31, 2022, the Fund delivered a negative return, as stocks underperformed fixed-income investments, although the Fund did outperform the benchmark.

For the period beginning at Fund inception (February 11, 2022) and ending on December 31, 2022, global stock investors experienced significant losses. During that time, investors sought safety from high inflation, rising interest rates, and the increasing possibility of a recession. As a result, the broad market S&P 500 Index fell 13.47% for the period. The technology-heavy NASDAQ Composite Index performed even worse, dropping 25.64% for the period. The more economically sensitive Dow Jones Industrial AverageSM was down 4.09% for the period.

Small-cap stocks underperformed their larger-cap peers during the reporting period, while value stocks outperformed their growth brethren. Developed international markets, as measured by the MSCI EAFE® Index, outperformed their domestic peers, ending the fiscal year down 13.08%. Emerging-market stocks, as measured by the MSCI Emerging Markets Index, also fell sharply, ending down 21.36% for the period. Some investors sold off developed international and emerging-market stocks on concerns that higher interest rates and commodity prices would impair consumer spending and corporate earnings growth.

Bond yields rose sharply during the reporting period, with the 10-year U.S. Treasury bond yield rising from a low of 1.72% on March 1, 2022 to close the period at 3.88%. Rising yields generally produce falling bond prices; consequently, bond index returns suffered. The Bloomberg U.S. Aggregate Bond Index ended the period down 9.34%. Investment-grade corporate bonds fared even worse. The Bloomberg U.S. Corporate Bond Index, which tracks investment-grade corporate bonds, ended the period with a 10.87% loss. The Bloomberg U.S. Corporate High-Yield Bond Index also ended in negative territory, declining 8.02% during the period.

MML iShares® 60/40 Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

Manager selection contributed to overall performance in 2022. Strong performance by the iShares Core Dividend Growth, iShares Core S&P Mid-Cap, and iShares 1-5 Year Investment Grade Corporate Bond ETFs helped overall performance. Weak performance by the iShares 20+ Year Treasury Bond and iShares Core MSCI Emerging Markets ETFs were significant drivers of underperformance.

Investment adviser outlook

Despite the stock market sell-off in 2022, we view the stock markets as extended and valuations high relative to market history. In MML Advisers’ view, while the prospect of positive economic and corporate earnings growth supports a bull case, MML Advisers’ believes that more clarity on the slowing of economic growth, persistency of inflation, labor costs, China’s COVID-19 policy, and the impact of monetary policy tightening is needed for the allocation to stocks to increase. Against this backdrop, we believe that diversification across global assets for investors could be a sensible approach for what, in our view, we believe could be a bumpy economic ride.

MML iShares 60/40 Allocation Fund Largest Holdings (% of Net Assets) on 12/31/22
iShares Core S&P Total US Stock Market ETF	31.3%
iShares Core U.S. Aggregate Bond ETF	31.2%
iShares Core MSCI International Developed Markets ETF	13.0%
iShares Core S&P 500 ETF	9.1%
iShares 1-5 Year Investment Grade Corporate Bond ETF	5.0%
iShares Core Dividend Growth ETF	3.0%
iShares Core S&P Mid-Cap ETF	2.0%
iShares Core MSCI Emerging Markets ETF	2.0%
iShares 20+ Year Treasury Bond ETF	2.0%
iShares Broad USD High Yield Corporate Bond ETF	1.0%
99.6%

MML iShares 60/40 Allocation Fund Sector Table (% of Net Assets) on 12/31/22
Mutual Funds	100.0%
Total Long-Term Investments	100.0%
Short-Term Investments and Other Assets and Liabilities	0.0%
Net Assets	100.0%

MML iShares® 60/40 Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - CLASS II

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2022)
	Inception Date of Class	Since Inception 02/11/2022	Since Inception 03/01/2022
Class II	02/11/2022	-12.14%
Service Class I	02/11/2022	-12.37%
S&P 500 Index*		-13.47%
Bloomberg U.S. Aggregate Bond Index		-9.34%
Lipper Balanced Fund Index**			-9.64%

* Benchmark

** Since 03/01/2022

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML iShares® 80/20 Allocation Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML iShares® 80/20 Allocation Fund, and who is the Fund’s investment adviser?

This Fund seeks to achieve as high a total return over time as is considered consistent with prudent investment risk, preservation of capital and recognition of the Fund’s stated asset allocation. The Fund is a “fund of funds” that seeks to achieve its investment objective by allocating substantially all of its assets among exchange-traded funds (ETFs) providing exposures to various asset classes. The Fund’s investment adviser, MML Investment Advisers, LLC (MML Advisers), determines the Fund’s asset allocation strategy and implements this strategy by selecting ETFs for investment and determining the amounts of the Fund’s assets to be invested in each. The ETFs MML Advisers will consider for investment by the Fund will provide exposures to equity securities or to fixed-income securities. BlackRock Investment Management, LLC (BlackRock) is the Fund’s subadviser, and is responsible solely for the trading and execution of MML Advisers’ investment and allocation decisions. Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets (plus the amount of any borrowings for investment purposes) in iShares® ETFs*. iShares ETFs are advised by an affiliate of BlackRock. The Fund typically invests approximately 80% of its net assets in equity ETFs and approximately 20% of its net assets in fixed income ETFs.

*	iShares® and BlackRock® are registered trademarks of BlackRock, Inc. and its affiliates and are used under license.

How did the Fund perform from its inception date on February 11, 2022, through December 31, 2022?

The Fund’s Class II shares returned -13.28%, outperforming the -13.47% return of the S&P 500® Index (the “benchmark”), which measures the performance of 500 widely held stocks in the U.S. equity market. The Fund underperformed the -9.34% return of the Bloomberg U.S. Aggregate Bond Index, which measures the performance of investment grade, U.S. dollar-denominated, fixed-rate taxable bond market securities, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). For the period beginning March 1, 2022 and ending December 31, 2022, the Fund’s Class II shares returned -10.04%, underperforming the -9.64% return of the Lipper Balanced Fund Index, an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2022, please see the Economic and Market Overview, beginning on page 3.

Investment adviser discussion of factors that contributed to the Fund’s performance

For the period beginning at Fund inception (February 11, 2022) and ending on December 31, 2022, the Fund delivered a negative return, as stocks underperformed fixed-income investments, although the Fund did outperform the benchmark.

For the period beginning at Fund inception (February 11, 2022) and ending on December 31, 2022, global stock investors experienced significant losses. During that time, investors sought safety from high inflation, rising interest rates, and the increasing possibility of a recession. As a result, the broad market S&P 500 Index fell 13.47% for the period. The technology-heavy NASDAQ Composite Index performed even worse, dropping 25.64% for the period. The more economically sensitive Dow Jones Industrial AverageSM was down 4.09% for the period.

Small-cap stocks underperformed their larger-cap peers during the reporting period, while value stocks outperformed their growth brethren. Developed international markets, as measured by the MSCI EAFE® Index, outperformed their domestic peers, ending the fiscal year down 13.08%. Emerging-market stocks, as measured by the MSCI Emerging Markets Index, also fell sharply, ending down 21.36% for the period. Some investors sold off developed international and emerging-market stocks on concerns that higher interest rates and commodity prices would impair consumer spending and corporate earnings growth.

Bond yields rose sharply during the reporting period, with the 10-year U.S. Treasury bond yield rising from a low of 1.72% on March 1, 2022 to close the period at 3.88%. Rising yields generally produce falling bond prices; consequently, bond index returns suffered. The Bloomberg U.S. Aggregate Bond Index ended the period down 9.34%. Investment-grade corporate bonds fared even worse. The Bloomberg U.S. Corporate Bond Index, which tracks investment-grade corporate bonds, ended the period with a 10.87% loss. The Bloomberg U.S. Corporate High-Yield Bond Index also ended in negative territory, declining 8.02% during the period.

MML iShares® 80/20 Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

Manager selection contributed to overall performance in 2022. Strong performance by the iShares Core Dividend Growth, iShares Core S&P Mid-Cap, and iShares 1-5 Year Investment Grade Corporate Bond ETFs helped overall performance. Weak performance by the iShares 20+ Year Treasury Bond and iShares Core MSCI Emerging Markets ETFs were significant drivers of underperformance.

Investment adviser outlook

Despite the stock market sell-off in 2022, we view the stock markets as extended and valuations high relative to market history. In MML Advisers’ view, while the prospect of positive economic and corporate earnings growth supports a bull case, MML Advisers’ believes that more clarity on the slowing of economic growth, persistency of inflation, labor costs, China’s COVID-19 policy, and the impact of monetary policy tightening is needed for the allocation to stocks to increase. Against this backdrop, we believe that diversification across global assets for investors could be a sensible approach for what we believe could be a bumpy economic ride.

MML iShares 80/20 Allocation Fund Largest Holdings (% of Net Assets) on 12/31/22
iShares Core S&P Total US Stock Market ETF	45.2%
iShares Core MSCI International Developed Markets ETF	14.9%
iShares Core U.S. Aggregate Bond ETF	11.9%
iShares Core S&P 500 ETF	8.0%
iShares Core MSCI Emerging Markets ETF	5.0%
iShares 1-5 Year Investment Grade Corporate Bond ETF	4.9%
iShares Core S&P Mid-Cap ETF	4.0%
iShares Core Dividend Growth ETF	3.0%
iShares Broad USD High Yield Corporate Bond ETF	1.0%
iShares 20+ Year Treasury Bond ETF	1.0%
98.9%

MML iShares 80/20 Allocation Fund Sector Table (% of Net Assets) on 12/31/22
Mutual Funds	100.3%
Total Long-Term Investments	100.3%
Short-Term Investments and Other Assets and Liabilities	(0.3)%
Net Assets	100.0%

MML iShares® 80/20 Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - CLASS II

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2022)
	Inception Date of Class	Since Inception 02/11/2022	Since Inception 03/01/2022
Class II	02/11/2022	-13.28%
Service Class I	02/11/2022	-13.40%
S&P 500 Index*		-13.47%
Bloomberg U.S. Aggregate Bond Index		-9.34%
Lipper Balanced Fund Index**			-9.64%

* Benchmark

** Since 03/01/2022

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Managed Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Managed Bond Fund, and who is the Fund’s subadviser?

The Fund’s investment objective is to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade fixed income securities (rated Baa3 or higher by Moody’s, BBB- or higher by Standard & Poor’s or the equivalent by any nationally recognized statistical rating organization, or, if unrated, determined to be of comparable quality by the Fund’s subadviser or sub-subadviser). The Fund’s subadviser is Barings LLC (Barings) and its sub-subadviser is Baring International Investment Limited (BIIL).

How did the Fund perform during the 12 months ended December 31, 2022?

The Fund’s Initial Class shares returned -15.01%, underperforming the -13.01% return of the Bloomberg U.S. Aggregate Bond Index (the “benchmark”), which measures the performance of investment grade, U.S. dollar-denominated, fixed-rate taxable bond market securities, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS).

For a discussion on the economic and market environment during the 12-month period ended December 31, 2022, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

During the one-year period ended December 31, 2022, the Fund’s performance was challenged by extreme volatility, both from a relative and absolute perspective, as a result of rising interest rates and wider spreads across credit assets. Credit spreads represent the difference in yields between nearly identical bonds with comparable maturities, but different quality ratings.

For the period ended December 31, 2022, the Fund’s positioning in corporate bonds was one of the largest detractors from the Fund’s performance, and the Fund had an overweight allocation to this sector compared to the benchmark. The Fund’s overweight allocation to BBB quality holdings was the top detracting quality allocation over the period. The Fund had an underweight allocation to U.S. Treasuries, which detracted from relative performance. The Fund’s municipal bond allocation contributed positively, while its agency allocation detracted.

The Fund’s securitized allocation was challenged in terms of absolute and relative performance over the period, and the Fund had an overweight allocation to the sector. ABS, CMBS, and residential mortgage-backed securities (RMBS) all detracted from the Fund’s relative performance. Within the ABS allocation, subprime auto, medical, and timeshare collateral contributed positively – while aviation, student loan, personal consumer loan, and franchise receivable collateral detracted from the Fund’s relative performance. Within the CMBS allocation, the Fund’s non-agency Single Asset Single Borrower (SASB) and non-agency conduit positions both detracted from relative performance. The Fund had an underweight allocation to the MBS sector, which contributed positively to performance over the period.

The Fund’s portfolio management team generally keeps portfolio duration (interest rate sensitivity) in line with that of the benchmark – meaning that duration management was only a modest detractor from performance over the period.

The Fund uses derivative instruments for yield curve, duration (interest rate sensitivity), downside hedging, and to gain exposures. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. They may also be used as a substitute for a direct investment. In aggregate, these positions contributed positively to performance during the reporting period.

Subadviser outlook

In Fund management’s view, while inflation may have seen its peak at 9% in June 2022, the absolute level remains concerningly high at 7%, which Fund management believes gives the U.S. Federal Reserve Board (the “Fed”) a continued green light to keep hiking rates through mid-year 2023. Credit index spread finished the period at an option-adjusted spread of 1.21%, after starting the period at 1.47%, marking a move 0.34% narrower year to date. Following the move, tighter spreads finished 2022

MML Managed Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

closer to longer-term averages after a very benign 2021, which saw a narrow trading range well inside of long-term averages. In Fund management’s opinion, spreads across securitized markets finished the period at historic widths, which Fund management believes could lead to potential opportunity in 2023 and make the case for a cyclical shift back into the asset class going forward. At the spread levels as of fiscal year-ended December 31, 2022, Fund management believes that credit valuations remained attractive, while underlying fundamentals remained constructive.

MML Managed Bond Fund Portfolio Characteristics (% of Net Assets) on 12/31/22
Corporate Debt	38.0%
U.S. Government Agency Obligations and Instrumentalities*	26.8%
Non-U.S. Government Agency Obligations	26.6%
U.S. Treasury Obligations	6.7%
Sovereign Debt Obligations	0.4%
Mutual Funds	0.3%
Municipal Obligations	0.3%
Total Long-Term Investments	99.1%
Short-Term Investments and Other Assets and Liabilities	0.9%
Net Assets	100.0%

*	May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.

MML Managed Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2022)
	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	12/16/1981	-15.01%	0.18%	1.21%
Service Class	08/15/2008	-15.22%	-0.07%	0.96%
Bloomberg U.S. Aggregate Bond Index		-13.01%	0.02%	1.06%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Short-Duration Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Short-Duration Bond Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve a high total rate of return primarily from current income while minimizing fluctuations in capital values by investing primarily in a diversified portfolio of short-term investment grade fixed income securities. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade fixed income securities (rated Baa3 or higher by Moody’s, BBB- or higher by Standard & Poor’s or the equivalent by any nationally recognized statistical rating organization, or, if unrated, determined to be of comparable quality by the Fund’s subadviser or sub-subadviser). The Fund’s subadviser is Barings LLC (Barings) and its sub-subadviser is Baring International Investment Limited (BIIL).

How did the Fund perform during the 12 months ended December 31, 2022?

The Fund’s Class II shares returned -7.79%, underperforming the -3.72% return of the Bloomberg U.S. Aggregate 1-3 Year Bond Index (the “benchmark”), which measures the performance of investment grade, U.S. dollar-denominated, fixed-rate taxable bond market securities with maturities of 1-3 years, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS).

For a discussion on the economic and market environment during the 12-month period ended December 31, 2022, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

During the one-year period ended December 31, 2022, the Fund’s performance was challenged by extreme volatility, both from a relative and absolute perspective, as a result of rising interest rates and wider spreads across credit assets. Credit spreads represent the difference in yields between nearly identical bonds with comparable maturities, but different quality ratings.

For the period ended December 31, 2022, the Fund’s positioning in corporate bonds was one of the largest detractors from the Fund’s performance, and the Fund had an overweight allocation to this sector compared to the benchmark. The Fund’s allocation to BBB quality holdings and its marginal allocation to BB quality holdings detracted from relative performance over the period. The Fund had an underweight allocation to U.S. Treasuries, which also proved to be a marginal detractor from relative performance over the period.

The Fund’s securitized allocation was challenged in terms of absolute and relative performance over the period, and the Fund had an overweight allocation to the sector. ABS, CMBS, and residential mortgage-backed securities (RMBS) all detracted from the Fund’s relative performance. The Fund held an underweight allocation to the MBS sector, which contributed positively to performance over the period.

The Fund’s duration positioning – a measure of price sensitivity to changes in yields – was a negative contributor to its full-year results. As of December 31, 2022, the Fund’s duration stood at 0.9 years, versus 1.9 years for the benchmark. Barings held the Fund’s duration position longer than the benchmark duration for most of 2022 (closer to 3.0 years), and then shortened it, based on their long-standing rules-based approach to managing interest rate risk. Much of the underperformance can be attributed to the periods when the Fund held a longer duration than the benchmark, while interest rates rose as a result of the U.S. Federal Reserve Board (the “Fed”) policy.

The Fund uses derivative instruments for yield curve, duration (interest rate sensitivity), downside hedging, and to gain exposures. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. They may also be used as a substitute for a direct investment. In aggregate, the Fund’s allocation to derivatives contributed positively to performance during the reporting period.

MML Short-Duration Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

In Fund management’s view, while inflation may have seen its peak at 9% in June 2022, the absolute level remains concerningly high at 7%, which Fund management believes gives the Fed a continued green light to keep hiking rates through mid-year 2023. Credit index spread finished the period at an option-adjusted spread of 1.21%, after starting the period at 1.47%, marking a move 0.34% wider year to date. Following the move, tighter spreads finished 2022 closer to longer-term averages after a very benign 2021, which saw a narrow trading range well inside of long-term averages. In Fund management’s opinion, spreads across securitized markets finished the period at historic widths, which Fund management believes could lead to potential opportunity in 2023, and make the potential case for a cyclical shift back into the asset class going forward. At the spread levels as of fiscal year-ended December 31, 2022, Fund management believes that credit valuations remained attractive, while underlying fundamentals remained constructive.

MML Short-Duration Bond Fund Portfolio Characteristics (% of Net Assets) on 12/31/22
Corporate Debt	47.2%
Non-U.S. Government Agency Obligations	40.5%
Mutual Funds	1.6%
U.S. Government Agency Obligations and Instrumentalities*	1.6%
U.S. Treasury Obligations	0.5%
Total Long-Term Investments	91.4%
Short-Term Investments and Other Assets and Liabilities	8.6%
Net Assets	100.0%

*	May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.

MML Short-Duration Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - CLASS II

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2022)
	Inception Date of Class	1 Year	5 Years	10 Years
Class II	05/03/2010	-7.79%	0.26%	0.99%
Service Class I	05/03/2010	-8.00%	0.01%	0.74%
Bloomberg U.S. Aggregate 1-3 Year Bond Index		-3.72%	0.86%	0.86%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Small Cap Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Small Cap Equity Fund, and who is the Fund’s subadviser?

The Fund seeks capital appreciation by investing primarily in common stocks of small-capitalization U.S. companies that the Fund’s subadviser believes have favorable business trends or prospects based on fundamental analysis. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index. The Fund’s subadviser is Invesco Advisers, Inc. (Invesco Advisers).

How did the Fund perform during the 12 months ended December 31, 2022?

The Fund’s Initial Class shares returned -15.88%, outperforming the -20.44% return of the Russell 2000 Index (the “benchmark”), which measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2022, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the one-year period ended December 31, 2022, stock selection within the industrial, consumer discretionary, and communication services sectors was the primary driver of the Fund’s performance. Weaker stock selection in the energy and materials sectors and a moderate underweight allocation to the energy sector hampered the Fund’s performance.

Fund holdings that were top contributors to relative performance during the period included Acadia, Chesapeake Energy, and Valmont. Acadia, a provider of behavioral health care services, continued to show strong management execution and experienced accelerated revenue growth due to strong demand for mental health services and favorable pricing. Chesapeake, an exploration and production company, benefited from a rise in natural gas prices and the general outperformance of the energy sector. Valmont, a manufacturer of engineered fabricated metal products, benefited from strong infrastructure spending.

Fund holdings that were top detractors from relative performance during the period included Q2 Holdings, Tandem Diabetes, and CryoPort. Q2 Holdings, a provider of digital banking solutions, was negatively impacted by the sharp sell-off in growth-related stocks driven by macroeconomic factors that were made worse by company-specific headwinds, as budgets for back-office software solutions were reduced during 2022. Tandem, a health care company focused on diabetes with a glucose pump, underperformed on competitive concerns after speculation emerged of a merger between two key peers, which could have negative implications for Tandem. Consequently, Fund management exited the position. CryoPort, a provider of logistics solutions to the life science industry, experienced a fire at one of their facilities that negatively impacted sales while the facility was not operating at full production. CryoPort also faced headwinds due to temporary supply chain constraints.

Subadviser outlook

In the view of Fund management, as of the end of the period, the key questions going forward are for how long interest rates must be kept in restrictive territory and whether the economy can avoid a recession. Fund management believes that the federal funds rate – the U.S. Federal Reserve Board’s overnight bank lending rate – will stay elevated for longer than the market would like, but that a significant recession is unlikely. Nonetheless, as of the close of the fiscal year, Fund management expected sluggish gross domestic product growth and pressure on corporate profits to last for a year or more. Fund management expects to continue to maintain its discipline around valuation, focusing on companies with competitive advantages and skilled management teams that are out-executing their peers. In Fund management’s view, these are companies with high returns on invested capital, consistently strong pricing power, and/or rising market shares. Fund management notes that, historically, during times of economic volatility, such companies frequently widen their lead over weaker competitors. Fund management expects to seek to invest in companies characterized by these qualities at compelling valuations.

MML Small Cap Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Small Cap Equity Fund Largest Holdings (% of Net Assets) on 12/31/22
Acadia Healthcare Co., Inc.	2.3%
Inspire Medical Systems, Inc.	2.3%
AutoNation, Inc.	2.0%
Ziff Davis, Inc.	1.8%
Curtiss-Wright Corp.	1.8%
KBR, Inc.	1.7%
CACI International, Inc. Class A	1.7%
Stifel Financial Corp.	1.7%
Four Corners Property Trust, Inc.	1.7%
BJ’s Wholesale Club Holdings, Inc.	1.6%
18.6%

MML Small Cap Equity Fund Sector Table (% of Net Assets) on 12/31/22
Consumer, Non-cyclical	21.0%
Industrial	20.6%
Financial	19.9%
Technology	12.5%
Consumer, Cyclical	11.4%
Energy	5.6%
Utilities	2.6%
Basic Materials	2.5%
Communications	1.8%
Mutual Funds	0.7%
Total Long-Term Investments	98.6%
Short-Term Investments and Other Assets and Liabilities	1.4%
Net Assets	100.0%

MML Small Cap Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2022)
	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	06/01/1998	-15.88%	7.20%	11.07%
Service Class	08/15/2008	-16.09%	6.93%	10.79%
Russell 2000 Index		-20.44%	4.13%	9.01%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Strategic Emerging Markets Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Strategic Emerging Markets Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital growth by investing mainly in common stocks of issuers in developing and emerging markets throughout the world and at times it may invest up to 100% of its total assets in foreign securities. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of issuers whose principal activities are in a developing (or emerging) market, i.e., are in a developing market or are economically tied to a developing market country. The Fund will invest in at least three developing markets. The Fund focuses on companies with above-average earnings growth. In general, countries may be considered developing or emerging markets if they are included in any one of the MSCI emerging markets indexes, classified as a developing or emerging market, or classified under a similar or corresponding classification, by organizations such as the World Bank and the International Monetary Fund, or have economies, industries, and stock markets with similar characteristics. The Fund’s subadviser is Invesco Advisers, Inc. (Invesco Advisers).

How did the Fund perform during the 12 months ended December 31, 2022?

The Fund’s Service Class I Shares returned -26.83%, significantly underperforming the -20.09% return of the MSCI Emerging Markets Index (the “benchmark”), which measures the performance of the large- and mid-cap segments of emerging market equity securities.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2022, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

From a sector perspective, the largest detractor from relative performance was stock selection in the energy and communication services sectors for the one-year period ended December 31, 2022. Stock selection and an underweight allocation to the financial sector also detracted from the Fund’s relative performance during the period. The largest contributor to the Fund’s relative performance during the period was an overweight allocation to, and stock selection in, the consumer staples sector. During the period, stock selection in, and an underweight allocation to, the information technology sector also contributed to the Fund’s relative performance, as did stock selection in the industrial sector. Geographically, the largest detractor from the Fund’s relative performance during the period was stock selection in, and an overweight allocation to, Russian equities. An overweight allocation to Singapore and stock selection in Brazil also detracted from the Fund’s relative performance during the period. The largest contributors to the Fund’s relative performance were stock selection in, and underweight allocations to, China and South Korea. An overweight allocation to Hong Kong, relative to the benchmark, also contributed to the Fund’s performance during the period.

From a Fund holdings perspective, the top absolute detractors for the one-year period were Novatek, Taiwan Semiconductor Manufacturing Co. (TSMC), and Yandex. Novatek, Russia’s second-largest natural gas company, is one of the largest independent global gas producers. Demand for Novatek’s liquefied natural gas projects has been fundamentally supported by the global push to develop sources of cleaner energy. TSMC is one of the world’s leading semiconductor foundries and the key enabler of the new computing revolution, with multiple architectures, chip platforms, and design teams competing to push computing and AI innovation. TSMC is expanding production capabilities with construction underway on a chip-making plant in Arizona that is slated to open in 2024, intentions to build a second plant in the state, and potential expansion plans in Japan. Yandex is one of the dominant internet companies in Russia’s transforming digital landscape, holding positions in several categories, including Russia’s search, shared mobility, food delivery, e-commerce, and others. Yandex has been affected by the impact of sanctions on Russia following the invasion of Ukraine. Due to ongoing market closures, lack of trading partners, low liquidity, settlement concerns, and future uncertainty, Invesco Advisers priced all Russian equity holdings – including Novatek and Yandex – to zero as of March 2, 2022.

The top absolute contributors for the one-year period were Yum China, H World Group, and Vale. Yum China operates a portfolio of quick-serve restaurants in the under-penetrated Chinese market, including notable brands such as KFC and Pizza Hut. Despite the challenges of operating under China’s zero-COVID policy, Yum China was able to deliver strong results, driven by management’s effective cost-cutting measures, such as negotiating rental relief, strong operating leverage and margin improvement, and continued expansion into lower-tier cities. H World Group (formerly Huazhu) is a pioneer in the Chinese hotel industry, primarily using a franchise model. It has solidified and maintained its leadership position through investments

MML Strategic Emerging Markets Fund – Portfolio Manager Report (Unaudited) (Continued)

in infrastructure technology, which have supported operational efficiency and boosted brand loyalty. Despite nearly three years of China’s zero-COVID protocols, H World was able to improve its revenue per available room, while continuing expansion initiatives into lower-tier cities. Vale is a Brazilian multinational company that is one of the largest global iron ore and nickel producers, with expertise in mining, logistics, energy, and steel-making. There has been structural support for these base metals, as Russia’s iron ore supply continues to be disrupted by the ongoing war in Ukraine, and nickel is used in batteries to support ongoing global decarbonization efforts.

Subadviser outlook

Fund management believes that, over the longer term, many emerging-market companies may be embarking on a new era – cutting back on oversized ambitions and focusing on opportunities that are profitable and cash-generative. In Fund management’s view, these approaches could lead to improved earnings and returns in these businesses, as the businesses will likely become more rational and disciplined. Fund management expects to focus on finding investments in companies where the visible risks are well understood, have been deeply digested, and have led to discounts in prices – and where the risk has not yet been widely perceived.

MML Strategic Emerging Markets Fund Largest Holdings (% of Net Assets) on 12/31/22
Housing Development Finance Corp. Ltd.	8.2%
Taiwan Semiconductor Manufacturing Co. Ltd.	7.4%
Yum China Holdings, Inc.	6.8%
Tata Consultancy Services Ltd.	5.0%
Kotak Mahindra Bank Ltd.	5.0%
H World Group Ltd. ADR	4.6%
Pernod Ricard SA	4.4%
Grupo Mexico SAB de CV Series B	4.2%
ZTO Express Cayman, Inc. ADR	4.1%
LG Chem Ltd.	2.8%
52.5%

MML Strategic Emerging Markets Fund Sector Table (% of Net Assets) on 12/31/22
Financial	21.0%
Technology	20.6%
Consumer, Cyclical	18.6%
Consumer, Non-cyclical	15.8%
Basic Materials	10.4%
Communications	5.3%
Industrial	5.2%
Energy	0.7%
Total Long-Term Investments	97.6%
Short-Term Investments and Other Assets and Liabilities	2.4%
Net Assets	100.0%

MML Strategic Emerging Markets Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - SERVICE CLASS I

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2022)
	Inception Date of Class	1 Year	5 Years	10 Years
Class II	05/01/2009	-26.58%	-2.69%	-0.56%
Service Class I	08/27/2008	-26.83%	-2.96%	-0.82%
MSCI Emerging Markets Index		-20.09%	-1.40%	1.44%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML U.S. Government Money Market Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML U.S. Government Money Market Fund, and who is the Fund’s subadviser?

The Fund seeks current income consistent with preservation of capital and liquidity. The Fund normally invests at least 99.5% of its total assets in cash, U.S. Government securities, and/or repurchase agreements fully collateralized by cash or U.S. Government securities. Under normal circumstances, the Fund invests at least 80% of its net assets in U.S. Government securities and repurchase agreements that are fully collateralized by U.S. Government securities. The Fund seeks to maintain, but does not guarantee, a stable $1.00 share price. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. The Fund’s subadviser is Barings LLC (Barings).

How did the Fund perform during the 12 months ended December 31, 2022?

The Fund’s Initial Class shares returned 1.22%, underperforming the 1.50% return of the FTSE 3 Month US T Bill Index (the “benchmark”), which measures the performance of the last three three-month Treasury bill month-end rates.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2022, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The U.S. Federal Reserve Board (the “Fed”) embarked on its most aggressive rate hiking cycle in many decades, raising the federal funds target rate from 0.00%-0.25% to 4.25%-4.50% over the course of 2022 to combat persistently sticky inflation. In early 2022, there was little thought that inflation would stay so entrenched in the economy and markets were pricing in very little chance of so much tightening by the Fed during the year. By mid-to-late fourth quarter of 2021, the Fed started talking about inflation being a little stickier than the Fed initially anticipated. At that point, the Fund started positioning for rate hikes in 2022. Fund management kept fixed-rate paper short and started to increase the allocation to adjustable-rate securities. The rate hikes were far more frequent and much larger than Fund management anticipated at that time. In a government money market fund, frequent, large rate hikes are the biggest fear when it comes to net asset value (NAV) erosion. Fortunately, the Fund was positioned so short from a weighted average maturity (WAM) perspective that these rate hikes did little to impact the Fund’s NAV. As a matter of fact, the Fund’s NAV went higher as the year progressed. Secured Overnight Financing Rates (SOFR), an interest rate used in the short-term international interbank market, started 2022 at 0.05% and ended the year at 4.30%.

The increase in SOFR throughout 2022 had a positive effect on performance, as the Fund owned a larger percentage of adjustable-rate paper than ever, although the Fund made a few small, longer-dated fixed-rate purchases in late 2021 that detracted from performance over the period. Additionally, the Fund does not have access to the Fed’s reverse repo program, which also hampered performance. (Reverse repo is essentially a short-term loan that helps financial institutions and investors earn returns on cash.)

Subadviser outlook

In mid-2022, Fed Chair Powell expressed that the Fed will do what the Fed believes is necessary to tame inflation – even if it means throwing the U.S. economy into recession. Several Fed Governors have indicated that they would like to get to a terminal rate of 5% or even a bit higher, and then potentially pause so that they can let the effects of this rapid tightening seep into the economy. Fund management believes that the Fed could potentially pause in the first part of 2023 and then, if inflation persists, resume tightening later in the year. As of December 31, 2022, the market was pricing in 0.25%-0.50% of rate cuts in late 2023, although the Fed’s dot plot and speakers have communicated no expected cuts this year.

Moving forward, Fund management plans to keep a short WAM until they see evidence that the Fed is looking to pivot or at least until the pace of tightening slows down meaningfully, or stops altogether. Fund management plans to monitor Fed language carefully and act accordingly if they see signs of changing policy in 2023. While there are still unknowns moving into 2023, at fiscal year-end 2022, Fund management maintained a defensive stance and remained diligent in their quest to preserve capital and maximize income.

MML U.S. Government Money Market Fund – Portfolio Manager Report (Unaudited) (Continued)

MML U.S. Government Money Market Fund Portfolio Characteristics (% of Net Assets) on 12/31/22
Discount Notes	72.9%
Repurchase Agreement	10.4%
U.S. Treasury Bill	16.7%
Total Short-Term Investments	100.0%
Other Assets & Liabilities	0.0%
Net Assets	100.0%

MML U.S. Government Money Market Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable.

Average Annual Total Returns (for the periods ended 12/31/2022)
	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	12/16/1981	1.22%	0.90%	0.49%
FTSE 3 Month US T Bill Index		1.50%	1.25%	0.74%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

MML Blend Fund – Portfolio of Investments
December 31, 2022

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Diversified Financial Services — 100.1%
iShares 5-10 Year Investment Grade Corporate Bond ETF	515,976	$25,545,972
iShares Core S&P 500 ETF	454,350	174,565,813
iShares Core S&P Mid-Cap ETF	56,870	13,756,284
iShares Core S&P Small-Cap ETF	64,259	6,081,472
iShares Core S&P Total US Stock Market ETF	2,258,983	191,561,758
iShares Core Total USD Bond Market ETF (a)	2,253,735	101,260,314
iShares Core U.S. Aggregate Bond ETF	1,039,468	100,818,001
iShares iBoxx High Yield Corporate Bond ETF	347,409	25,579,725
State Street Navigator Securities Lending Government Money Market Portfolio (b)	78,200	78,200

TOTAL MUTUAL FUNDS (Cost $671,876,786)		639,247,539

TOTAL LONG-TERM INVESTMENTS (Cost $671,876,786)		639,247,539

	Principal Amount
SHORT-TERM INVESTMENTS — 0.0%
Repurchase Agreement — 0.0%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/30/22, 1.280%, due 1/03/23 (c)	$314,488	314,488

TOTAL SHORT-TERM INVESTMENTS (Cost $314,488)		314,488

TOTAL INVESTMENTS — 100.1% (Cost $672,191,274) (d)		639,562,027

Other Assets/(Liabilities) — (0.1)%		(877,014)

NET ASSETS — 100.0%		$638,685,013

Abbreviation Legend

ETF	Exchange-Traded Fund

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2022, was $76,381 or 0.01% of net assets. (Note 2).
(b)	Represents investment of security lending cash collateral. (Note 2).
(c)

Maturity value of $314,533. Collateralized by U.S. Government Agency obligations with a rate of 0.000%, maturity date of 6/29/23, and an aggregate market value, including accrued interest, of $320,875.

(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments
December 31, 2022

	Principal Amount	Value
BONDS & NOTES — 103.4%
BANK LOANS — 5.0%
Aerospace & Defense — 0.1%
TransDigm, Inc., 2020 Term Loan F, 3 mo. USD LIBOR + 2.250%
6.980% VRN 12/09/25	$156,637	$154,535
Airlines — 0.2%
Air Canada, 2021 Term Loan B, 3 mo. USD LIBOR + 3.500%
8.130% VRN 8/11/28	74,625	73,599
American Airlines, Inc., 2021 Term Loan, 3 mo. USD LIBOR + 4.750%
8.993% VRN 4/20/28	120,000	119,344
Kestrel Bidco, Inc., Term Loan B, 1 mo. USD LIBOR + 3.000%
7.354% VRN 12/11/26	67,839	61,543
United Airlines, Inc., 2021 Term Loan B, 3 mo. USD LIBOR + 3.750%
8.108% VRN 4/21/28	83,513	82,306
		336,792
Auto Parts & Equipment — 0.1%
Clarios Global LP, 2021 USD Term Loan B, 1 mo. USD LIBOR + 3.250%
7.634% VRN 4/30/26	129,445	126,587
Beverages — 0.1%
Triton Water Holdings, Inc., Term Loan, 3 mo. USD LIBOR + 3.500%
8.230% VRN 3/31/28	277,884	257,460
Chemicals — 0.2%
Diamond (BC) B.V., 2021 Term Loan B, 3 mo. USD LIBOR + 2.750%
7.165% VRN 9/29/28	173,250	167,186
Kraton Corp., 2022 USD Term Loan, 3 mo. USD SOFR CME + 3.250%
8.040% VRN 3/15/29	73,992	73,230
Olympus Water U.S. Holding Corp., 2021 USD Term Loan B, 3 mo. USD LIBOR + 3.750%
8.500% VRN 11/09/28	99,000	94,820
		335,236
Commercial Services — 0.3%
Allied Universal Holdco LLC, 2021 USD Incremental Term Loan B, 1 mo. USD LIBOR + 3.750%
8.173% VRN 5/12/28	239,834	227,394

	Principal Amount	Value
CHG Healthcare Services, Inc., 2021 Term Loan, 1 mo. USD LIBOR + 3.250%
7.634% VRN 9/29/28	$133,313	$130,202
Mister Car Wash Holdings, Inc., 2019 Term Loan B, 1 mo. USD LIBOR + 3.000%
7.423% VRN 5/14/26	47,781	47,064
Prime Security Services Borrower LLC, 2021 Term Loan, 3 mo. USD LIBOR + 2.750%
6.505% VRN 9/23/26	186,112	184,270
Verscend Holding Corp., 2021 Term Loan B, 1 mo. USD LIBOR + 4.000%
8.384% VRN 8/27/25	68,944	68,365
		657,295
Computers — 0.1%
Magenta Buyer LLC, 2021 USD 1st Lien Term Loan, 3 mo. USD LIBOR + 4.750%
9.170% VRN 7/27/28	248,593	211,615
Peraton Corp., Term Loan B, 1 mo. USD LIBOR + 3.750%
8.134% VRN 2/01/28	115,754	112,835
		324,450
Diversified Financial Services — 0.4%
Blackhawk Network Holdings, Inc., 2018 1st Lien Term Loan, 3 mo. USD SOFR CME + 3.000%
7.077% VRN 6/15/25	112,774	109,751
Castlelake Aviation Ltd., Term Loan B, 3 mo. USD LIBOR + 2.750%
7.519% VRN 10/22/26	143,188	141,730
Citadel Securities LP, 2021 Term Loan B, 1 mo. USD SOFR CME + 2.500%
6.938% VRN 2/02/28	277,879	272,113
Deerfield Dakota Holding LLC, 2020 USD Term Loan B, 1 mo. USD SOFR CME + 3.750%
8.073% VRN 4/09/27	87,101	81,195
Focus Financial Partners LLC, 2022 Term Loan B5, 1 mo. USD SOFR CME + 3.250%
7.573% VRN 6/30/28	109,725	108,262
Jane Street Group LLC, 2021 Term Loan, 1 mo. USD LIBOR + 2.750%
7.134% VRN 1/26/28	198,127	191,997
		905,048

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Electronics — 0.0%
Mirion Technologies, Inc., 2021 Term Loan, 6 mo. USD LIBOR + 2.750%
7.480% VRN 10/20/28	$94,050	$92,169
Engineering & Construction — 0.1%
Brown Group Holding LLC, Term Loan B, 1 mo. USD LIBOR + 2.500%
6.884% VRN 6/07/28	277,582	272,069
Entertainment — 0.3%
PCI Gaming Authority, Term Loan, 1 mo. USD LIBOR + 2.500%
6.884% VRN 5/29/26	270,000	267,975
Scientific Games International, Inc., 2022 USD Term Loan, 1 mo. USD SOFR CME + 3.000%
7.417% VRN 4/14/29	268,650	264,333
UFC Holdings LLC, 2021 Term Loan B, 3 mo. USD LIBOR + 2.750%
7.110% VRN 4/29/26	194,735	191,923
		724,231
Food — 0.1%
CHG PPC Parent LLC, 2021 Term Loan, 1 mo. USD LIBOR + 3.000%
7.438% VRN 12/08/28	119,100	114,932
Health Care – Products — 0.2%
Medline Borrower LP, USD Term Loan B, 1 mo. USD LIBOR + 3.250%
7.634% VRN 10/23/28	203,263	192,893
Sotera Health Holdings LLC, 2021 Term Loan, 3 mo. USD LIBOR + 2.750%
7.165% VRN 12/11/26	270,000	248,400
		441,293
Health Care – Services — 0.3%
Aveanna Healthcare LLC
2021 Term Loan B,
0.000% 7/17/28 (a)	140,207	107,258
2021 Delayed Draw Term Loan,
0.000% 7/17/28 (a) (b)	32,994	25,241
Global Medical Response, Inc., 2020 Term Loan B, 1 mo. USD LIBOR + 4.250%
8.422% VRN 10/02/25	267,949	186,729
ICON Luxembourg SARL, LUX Term Loan, 3 mo. USD LIBOR + 2.250%
7.000% VRN 7/03/28	57,935	57,710

	Principal Amount	Value
Phoenix Guarantor, Inc., 2020 Term Loan B, 1 mo. USD LIBOR + 3.250%
7.634% VRN 3/05/26	$237,955	$222,537
Radiology Partners, Inc., 2018 1st Lien Term Loan B, 1 mo. USD LIBOR + 4.250%
8.639% VRN 7/09/25	75,000	62,719
RegionalCare Hospital Partners Holdings, Inc., 2018 Term Loan B, 3 mo. USD LIBOR + 3.750%
8.165% VRN 11/16/25	35,193	33,099
		695,293
Housewares — 0.1%
Solis IV B.V., USD Term Loan B1, 3 mo. USD SOFR CME + 3.500%
7.859% VRN 2/26/29	248,750	217,878
Insurance — 0.3%
Acrisure LLC
2020 Term Loan B, 1 mo. USD LIBOR + 3.500%
7.884% VRN 2/15/27	120,944	113,234
2021 First Lien Term Loan B, 1 mo. USD LIBOR + 4.250%
8.634% VRN 2/15/27	123,750	119,521
AmWINS Group, Inc., 2021 Term Loan B, 1 mo. USD LIBOR + 2.250%
6.634% VRN 2/19/28	237,976	233,440
Asurion LLC
2020 Term Loan B8, 1 mo. USD LIBOR + 3.250%
7.634% VRN 12/23/26	151,900	135,097
2021 Term Loan B9, 1 mo. USD LIBOR + 3.250%
7.634% VRN 7/31/27	73,684	64,336
		665,628
Leisure Time — 0.1%
Alterra Mountain Co., 2021 Series B-2 Consenting Term Loan, 1 mo. USD LIBOR + 3.500%
7.884% VRN 8/17/28	267,965	264,114
Lodging — 0.1%
Caesars Resort Collection LLC
2017 1st Lien Term Loan B, 1 mo. USD LIBOR + 2.750%
7.134% VRN 12/23/24	25,512	25,431
2020 Term Loan B1, 1 mo. USD LIBOR + 3.500%
7.884% VRN 7/21/25	21,003	20,931

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Station Casinos LLC, 2020 Term Loan B, 1 mo. USD LIBOR + 2.250%
6.640% VRN 2/08/27	$277,832	$270,742
		317,104
Machinery – Diversified — 0.2%
Ali Group North America Corp., 2021 Term Loan B, 1 mo. USD LIBOR + 2.000%
6.438% VRN 7/30/29	238,800	236,455
Vertical U.S. Newco, Inc., Term Loan B, 6 mo. USD LIBOR + 3.500%
6.871% VRN 7/30/27	195,545	187,846
		424,301
Media — 0.1%
DirecTV Financing LLC, Term Loan, 1 mo. USD LIBOR + 5.000%
9.384% VRN 8/02/27	64,898	63,046
Nexstar Broadcasting, Inc., 2019 Term Loan B4, 1 mo. USD LIBOR + 2.500%
6.884% VRN 9/18/26	230,753	228,619
		291,665
Packaging & Containers — 0.0%
TricorBraun Holdings, Inc., 2021 Term Loan, 1 mo. USD LIBOR + 3.250%
7.634% VRN 3/03/28	68,971	65,659
Pharmaceuticals — 0.5%
Gainwell Acquisition Corp., Term Loan B, 3 mo. USD LIBOR + 4.000%
8.730% VRN 10/01/27	235,482	220,470
Grifols Worldwide Operations USA, Inc., USD 2019 Term Loan B, 1 mo. USD LIBOR + 2.000%
6.384% VRN 11/15/27	530,000	511,673
Horizon Therapeutics USA, Inc., 2021 Term Loan B2, 1 mo. USD LIBOR + 1.750%
6.188% VRN 3/15/28	277,879	277,531
Jazz Financing Lux SARL, USD Term Loan, 1 mo. USD LIBOR + 3.500%
7.884% VRN 5/05/28	199,851	197,820

	Principal Amount	Value
PRA Health Sciences, Inc., US Term Loan, 3 mo. USD LIBOR + 2.250%
7.000% VRN 7/03/28	$14,434	$14,379
		1,221,873
Pipelines — 0.1%
CQP Holdco LP, 2021 Term Loan B, 3 mo. USD LIBOR + 3.750%
8.480% VRN 6/05/28	215,315	214,029
Traverse Midstream Partners LLC, 2017 Term Loan, 3 mo. USD SOFR CME + 4.250%
8.800% VRN 9/27/24	48,272	48,106
		262,135
Retail — 0.2%
1011778 B.C. Unlimited Liability Co., Term Loan B4, 1 mo. USD LIBOR + 1.750%, 3 mo. USD LIBOR + 1.750%
5.821% VRN 11/19/26	28,396	27,863
Great Outdoors Group LLC, 2021 Term Loan B1, 1 mo. USD LIBOR + 3.750%
8.134% VRN 3/06/28	171,516	164,441
Harbor Freight Tools USA, Inc., 2021 Term Loan B, 1 mo. USD LIBOR + 2.750%
7.134% VRN 10/19/27	277,873	264,169
PetSmart, Inc., 2021 Term Loan B, 1 mo. USD LIBOR + 3.750%
8.130% VRN 2/11/28	69,124	67,504
Pilot Travel Centers LLC, 2021 Term Loan B, 1 mo. USD SOFR CME + 2.000%
6.423% VRN 8/04/28	38,496	38,005
		561,982
Software — 0.6%
Athenahealth, Inc.
2022 Delayed Draw Term Loan, 1 mo. USD SOFR CME + 3.500%
7.821% VRN 2/15/29 (b)	24,969	22,481
2022 Term Loan B, 1 mo. USD SOFR CME + 3.500%
7.821% VRN 2/15/29	146,213	131,645
Camelot U.S. Acquisition 1 Co., 2020 Incremental Term Loan B, 1 mo. USD LIBOR + 3.000%
7.384% VRN 10/30/26	105,255	103,545
DCert Buyer, Inc., 2019 Term Loan B, 6 mo. USD SOFR CME + 4.000%
8.696% VRN 10/16/26	43,566	42,025

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Hyland Software, Inc., 2018 1st Lien Term Loan, 1 mo. USD LIBOR + 3.500%
7.884% VRN 7/01/24	$218,157	$214,939
Mitchell International, Inc., 2021 Term Loan B, 3 mo. USD LIBOR + 3.750%
8.415% VRN 10/15/28	258,050	237,200
Project Alpha Intermediate Holding, Inc., 2021 Term Loan B, 1 mo. USD LIBOR + 4.000%
8.390% VRN 4/26/24	184,492	179,649
Rackspace Technology Global, Inc., 2021 Term Loan B, 3 mo. USD LIBOR + 2.750%
7.380% VRN 2/15/28	277,879	172,663
The Ultimate Software Group, Inc., Term Loan B, 1 mo. USD LIBOR + 3.750%
8.134% VRN 5/04/26	121,226	116,680
Zelis Healthcare Corp., 2021 Term Loan, 1 mo. USD LIBOR + 3.500%
7.884% VRN 9/30/26	191,886	189,468
		1,410,295
Telecommunications — 0.1%
Intelsat Jackson Holdings S.A., 2021 Exit Term Loan B, 6 mo. USD SOFR + 7.500%
7.445% VRN 2/01/29	123,073	118,589
Level 3 Financing, Inc., 2019 Term Loan B, 1 mo. USD LIBOR + 1.750%
6.134% VRN 3/01/27	146,988	140,557
		259,146
Transportation — 0.1%
Genesee & Wyoming, Inc., Term Loan, 3 mo. USD LIBOR + 2.000%
6.730% VRN 12/30/26	236,586	235,048

TOTAL BANK LOANS (Cost $12,173,934)		11,634,218

CORPORATE DEBT — 42.0%
Advertising — 0.0%
Clear Channel Outdoor Holdings, Inc.
7.500% 6/01/29 (c) (d)	95,000	69,756
Aerospace & Defense — 1.6%
The Boeing Co.
2.196% 2/04/26	300,000	272,865
2.800% 3/01/27	290,000	262,039
2.950% 2/01/30	270,000	229,391

	Principal Amount	Value
3.200% 3/01/29	$300,000	$264,118
3.250% 2/01/35	330,000	252,598
3.750% 2/01/50	140,000	96,857
5.705% 5/01/40	130,000	123,968
5.805% 5/01/50	350,000	325,861
5.930% 5/01/60	50,000	45,840
General Dynamics Corp.
4.250% 4/01/40	20,000	18,353
4.250% 4/01/50	50,000	44,513
L3 Harris Technologies, Inc.
5.054% 4/27/45	80,000	72,036
Lockheed Martin Corp.
3.550% 1/15/26	50,000	48,618
3.900% 6/15/32	50,000	47,196
4.150% 6/15/53	320,000	273,329
Northrop Grumman Corp.
2.930% 1/15/25	160,000	153,556
3.250% 1/15/28	290,000	267,921
5.150% 5/01/40	320,000	311,912
Raytheon Technologies Corp.
2.250% 7/01/30	110,000	91,827
3.030% 3/15/52	240,000	164,021
4.125% 11/16/28	160,000	153,448
4.500% 6/01/42	80,000	72,519
		3,592,786
Agriculture — 0.7%
Altria Group, Inc.
2.450% 2/04/32	140,000	105,987
4.400% 2/14/26	190,000	186,170
5.800% 2/14/39	240,000	220,384
5.950% 2/14/49	160,000	142,706
BAT Capital Corp.
3.462% 9/06/29	525,000	450,938
4.540% 8/15/47	170,000	120,951
Cargill, Inc.
1.375% 7/23/23 (c)	180,000	176,330
Philip Morris International, Inc.
1.125% 5/01/23	190,000	187,641
4.500% 3/20/42	80,000	67,868
		1,658,975
Airlines — 1.2%
Delta Air Lines, Inc.
7.000% 5/01/25 (c)	1,780,000	1,820,544
Delta Air Lines, Inc./SkyMiles IP Ltd.
4.750% 10/20/28 (c)	550,000	517,721

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.
6.500% 6/20/27 (c)	$297,019	$295,297
United Airlines, Inc.
4.625% 4/15/29 (c)	65,000	56,595
		2,690,157
Apparel — 0.2%
NIKE, Inc.
2.850% 3/27/30	280,000	250,867
3.250% 3/27/40	130,000	105,924
3.375% 3/27/50 (d)	40,000	31,499
		388,290
Auto Manufacturers — 1.3%
Ford Motor Co.
3.250% 2/12/32	1,660,000	1,245,083
6.100% 8/19/32	90,000	83,261
Ford Motor Credit Co. LLC 3 mo. USD LIBOR + 1.235%
5.841% FRN 2/15/23	410,000	409,611
General Motors Financial Co., Inc.
2.400% 10/15/28	275,000	228,409
3.100% 1/12/32	285,000	224,105
Hyundai Capital America
1.800% 10/15/25 (c)	55,000	49,391
Nissan Motor Co. Ltd.
3.043% 9/15/23 (c)	200,000	195,947
3.522% 9/17/25 (c)	410,000	381,184
4.345% 9/17/27 (c)	300,000	272,319
		3,089,310
Banks — 11.7%
ABN AMRO Bank NV
4.750% 7/28/25 (c)	260,000	252,151
Banco Santander SA
3.496% 3/24/25	600,000	578,180
3 mo. USD LIBOR + 1.120% 5.039% FRN 4/12/23	200,000	200,021
Bank of America Corp.
5 year CMT + 1.200% 2.482% VRN 9/21/36	520,000	383,376
SOFR + 1.210% 2.572% VRN 10/20/32	190,000	149,348
SOFR + 1.330% 2.972% VRN 2/04/33	1,080,000	873,437
3 mo. USD LIBOR + 1.370% 3.593% VRN 7/21/28	1,830,000	1,687,256
4.000% 1/22/25	700,000	685,521
3 mo. USD LIBOR + 3.150% 4.083% VRN 3/20/51	300,000	236,758

	Principal Amount	Value
4.200% 8/26/24	$380,000	$374,320
3 mo. USD LIBOR + 3.705% 6.250% VRN (e)	170,000	163,261
Bank of Montreal 5 year USD Swap + 1.432%
3.803% VRN 12/15/32	350,000	308,685
The Bank of Nova Scotia 5 year CMT + 2.050%
4.588% VRN 5/04/37	440,000	376,722
Barclays PLC 3 mo. USD LIBOR + 1.380%
6.024% FRN 5/16/24	425,000	424,929
BNP Paribas SA
SOFR + 2.074% 2.219% VRN 6/09/26 (c)	200,000	183,773
SOFR + 1.507% 3.052% VRN 1/13/31 (c)	390,000	320,843
4.625% 3/13/27 (c)	260,000	246,874
BPCE SA
1.000% 1/20/26 (c)	250,000	219,399
Citigroup, Inc.
SOFR + .694% 2.014% VRN 1/25/26	95,000	88,102
SOFR + 1.280% 3.070% VRN 2/24/28	995,000	898,291
SOFR + 1.939% 3.785% VRN 3/17/33	580,000	497,854
3 mo. USD LIBOR + 1.338% 3.980% VRN 3/20/30	850,000	768,475
4.650% 7/30/45	380,000	327,976
3 mo. USD LIBOR + 1.100% 5.750% FRN 5/17/24	545,000	545,835
3 mo. USD LIBOR + 3.905% 5.950% VRN (e)	160,000	146,200
Cooperatieve Rabobank UA
4.375% 8/04/25	470,000	459,160
Credit Agricole SA SOFR + 1.676%
1.907% VRN 6/16/26 (c)	270,000	246,305
Credit Suisse Group AG
SOFR + 2.044% 2.193% VRN 6/05/26 (c)	480,000	410,282
SOFR + 1.730% 3.091% VRN 5/14/32 (c)	640,000	444,153
SOFR + 3.920% 6.537% VRN 8/12/33 (c)	300,000	264,035
5 year CMT + 6.383% 9.750% VRN (c) (e)	480,000	418,305
Danske Bank A/S
5.375% 1/12/24 (c)	240,000	238,077

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
The Goldman Sachs Group, Inc.
SOFR + 1.472% 2.908% VRN 7/21/42	$240,000	$164,348
3.000% 3/15/24	550,000	536,493
3.500% 11/16/26	270,000	253,357
3 mo. USD LIBOR + 1.301% 4.223% VRN 5/01/29	500,000	466,620
4.250% 10/21/25	270,000	263,871
4.750% 10/21/45	300,000	264,606
SOFR + .820% 5.104% FRN 9/10/27	165,000	156,923
5.150% 5/22/45	290,000	262,055
3 mo. USD LIBOR + 1.170% 5.776% FRN 5/15/26	555,000	551,093
HSBC Holdings PLC
SOFR + 1.929% 2.099% VRN 6/04/26	510,000	465,013
SOFR + 2.530% 4.762% VRN 3/29/33	200,000	173,900
3 mo. USD LIBOR + 1.380% 6.115% FRN 9/12/26	510,000	502,054
JP Morgan Chase & Co.
SOFR + 1.015% 2.069% VRN 6/01/29	215,000	179,898
SOFR + 2.040% 2.522% VRN 4/22/31	320,000	262,621
SOFR + 1.250% 2.580% VRN 4/22/32	270,000	217,084
SOFR + .915% 2.595% VRN 2/24/26	160,000	150,531
SOFR + 1.260% 2.963% VRN 1/25/33	265,000	216,119
SOFR + 2.440% 3.109% VRN 4/22/51	110,000	72,648
3.875% 9/10/24	540,000	528,798
3 mo. USD LIBOR + 1.330% 4.452% VRN 12/05/29	940,000	884,674
Lloyds Banking Group PLC 3 mo. USD LIBOR + 1.205%
3.574% VRN 11/07/28	400,000	360,803
Mitsubishi UFJ Financial Group, Inc.
1.412% 7/17/25	435,000	395,348
Morgan Stanley
SOFR + 1.360% 2.484% VRN 9/16/36	520,000	378,347
SOFR + 1.290% 2.943% VRN 1/21/33	115,000	93,356
SOFR + 1.160% 3.620% VRN 4/17/25	270,000	263,558
SOFR + 1.610% 4.210% VRN 4/20/28	205,000	195,260

	Principal Amount	Value
National Securities Clearing Corp.
1.500% 4/23/25 (c)	$250,000	$231,915
NatWest Markets PLC
0.800% 8/12/24 (c)	200,000	185,376
Royal Bank of Canada
1.150% 6/10/25	310,000	283,981
Santander Holdings SOFR + 1.249%
2.490% VRN 1/06/28	135,000	115,987
The Toronto-Dominion Bank
1.150% 6/12/25	300,000	273,663
UBS Group AG
4.253% 3/23/28 (c)	340,000	317,956
5 year USD Swap + 4.344% 7.000% VRN (c) (e)	500,000	491,998
US Bancorp
1.450% 5/12/25	280,000	259,801
Wells Fargo & Co.
SOFR + 2.000% 2.188% VRN 4/30/26	200,000	186,273
3 mo. TSFR + 1.432% 2.879% VRN 10/30/30	235,000	200,338
3.000% 10/23/26	430,000	397,918
3 mo. USD LIBOR + 1.170% 3.196% VRN 6/17/27	245,000	227,179
SOFR + 1.500% 3.350% VRN 3/02/33	360,000	304,331
SOFR + 2.130% 4.611% VRN 4/25/53	2,050,000	1,745,646
		26,899,644
Beverages — 0.7%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.
3.650% 2/01/26	680,000	654,949
Anheuser-Busch InBev Worldwide, Inc.
3.500% 6/01/30	130,000	118,692
4.600% 4/15/48	334,000	292,557
The Coca-Cola Co.
1.450% 6/01/27	250,000	221,069
2.600% 6/01/50	80,000	53,855
Molson Coors Beverage Co.
3.000% 7/15/26	50,000	46,460
4.200% 7/15/46	50,000	39,030
PepsiCo, Inc.
1.625% 5/01/30	170,000	139,005
		1,565,617
Biotechnology — 0.1%
Gilead Sciences, Inc.
3.700% 4/01/24	130,000	127,837

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Illumina, Inc.
0.550% 3/23/23 (d)	$165,000	$163,308
		291,145
Chemicals — 0.4%
Equate Petrochemical BV
4.250% 11/03/26 (c)	240,000	229,265
OCP SA
3.750% 6/23/31 (c)	260,000	217,360
5.125% 6/23/51 (c)	220,000	166,401
Orbia Advance Corp. SAB de CV
2.875% 5/11/31 (c)	490,000	382,813
		995,839
Commercial Services — 0.4%
Cintas Corp. No 2
3.700% 4/01/27	160,000	154,456
DP World Ltd.
5.625% 9/25/48 (c)	330,000	308,941
PayPal Holdings, Inc.
1.650% 6/01/25	270,000	250,442
Triton Container International Ltd.
1.150% 6/07/24 (c)	90,000	83,313
Triton Container International Ltd. / TAL International Container Corp.
3.250% 3/15/32	160,000	123,630
		920,782
Computers — 0.3%
Apple, Inc.
2.450% 8/04/26	480,000	445,706
International Business Machines Corp.
3.000% 5/15/24	320,000	311,324
		757,030
Cosmetics & Personal Care — 0.1%
GSK Consumer Healthcare Capital US LLC
3.375% 3/24/29	260,000	234,302
The Procter & Gamble Co.
3.000% 3/25/30	100,000	91,424
		325,726
Diversified Financial Services — 1.0%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
2.450% 10/29/26	170,000	148,830
3.000% 10/29/28	160,000	134,317
3.150% 2/15/24	190,000	183,724
3.400% 10/29/33	420,000	319,767
Air Lease Corp.
1.875% 8/15/26	170,000	147,862

	Principal Amount	Value
American Express Co.
3.375% 5/03/24	$130,000	$127,404
4.050% 5/03/29	210,000	200,391
Aviation Capital Group LLC
1.950% 9/20/26 (c)	395,000	334,028
Avolon Holdings Funding Ltd.
3.250% 2/15/27 (c)	370,000	317,064
CI Financial Corp.
4.100% 6/15/51	115,000	68,065
Mastercard, Inc.
3.850% 3/26/50	50,000	42,240
Nasdaq, Inc.
3.950% 3/07/52	45,000	34,480
Visa, Inc.
3.150% 12/14/25	200,000	192,838
4.300% 12/14/45	160,000	146,905
		2,397,915
Electric — 0.9%
Berkshire Hathaway Energy Co.
4.600% 5/01/53 (c)	255,000	222,973
Consolidated Edison Co. of New York, Inc.
3.350% 4/01/30	70,000	63,132
3.950% 4/01/50	50,000	39,873
Duke Energy Carolinas LLC
2.850% 3/15/32	35,000	29,727
Duke Energy Corp.
3.950% 8/15/47	355,000	270,271
Duke Energy Ohio, Inc.
3.650% 2/01/29	260,000	242,024
Exelon Corp.
4.100% 3/15/52 (f)	65,000	52,302
Monongahela Power Co.
5.400% 12/15/43 (c)	145,000	140,669
Pacific Gas and Electric Co.
2.500% 2/01/31	255,000	199,254
Sierra Pacific Power Co.
2.600% 5/01/26	1,000,000	929,757
		2,189,982
Entertainment — 0.4%
Warnermedia Holdings, Inc.
3.755% 3/15/27 (c)	250,000	225,703
4.279% 3/15/32 (c)	430,000	354,694
5.050% 3/15/42 (c)	20,000	15,377
5.141% 3/15/52 (c)	300,000	219,155
		814,929

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Environmental Controls — 0.1%
Republic Services, Inc.
2.500% 8/15/24	$230,000	$220,502
Food — 0.4%
Danone SA
2.589% 11/02/23 (c)	320,000	313,318
Mars, Inc.
2.700% 4/01/25 (c)	140,000	133,370
3.200% 4/01/30 (c)	80,000	71,661
Mondelez International, Inc.
1.500% 5/04/25	390,000	361,241
		879,590
Forest Products & Paper — 0.2%
Suzano Austria GmbH
3.125% 1/15/32	80,000	62,374
3.750% 1/15/31	430,000	360,908
		423,282
Gas — 0.2%
The Brooklyn Union Gas Co.
4.487% 3/04/49 (c)	435,000	334,452
The East Ohio Gas Co.
3.000% 6/15/50 (c)	45,000	28,712
		363,164
Health Care – Products — 0.1%
Abbott Laboratories
3.750% 11/30/26	140,000	136,457
4.750% 11/30/36	80,000	79,608
4.900% 11/30/46	100,000	97,494
		313,559
Health Care – Services — 0.8%
Centene Corp.
2.500% 3/01/31	285,000	223,005
Elevance Health, Inc.
2.375% 1/15/25	210,000	199,493
3.650% 12/01/27	140,000	132,323
HCA, Inc.
4.125% 6/15/29	220,000	201,339
Health Care Service Corp.
3.200% 6/01/50 (c)	145,000	100,935
Humana, Inc.
4.625% 12/01/42	140,000	122,721
UnitedHealth Group, Inc.
1.250% 1/15/26	240,000	217,790
2.300% 5/15/31	220,000	183,723
3.875% 8/15/59	300,000	236,118
4.000% 5/15/29	100,000	95,545
4.200% 5/15/32	80,000	76,160
		1,789,152

	Principal Amount	Value
Home Builders — 0.1%
Lennar Corp.
4.500% 4/30/24	$100,000	$98,698
4.750% 11/29/27	40,000	38,542
		137,240
Insurance — 0.5%
Athene Global Funding SOFR + .560%
4.726% FRN 8/19/24 (c)	465,000	453,633
Berkshire Hathaway Finance Corp.
2.850% 10/15/50	150,000	100,957
3.850% 3/15/52	90,000	72,772
New York Life Global Funding
0.950% 6/24/25 (c)	100,000	90,620
Principal Life Global Funding II
1.250% 6/23/25 (c)	110,000	100,121
Prudential Financial, Inc.
3.905% 12/07/47	190,000	152,490
Teachers Insurance & Annuity Association of America
4.900% 9/15/44 (c)	80,000	73,575
		1,044,168
Internet — 1.0%
Alphabet, Inc.
1.900% 8/15/40	100,000	66,808
2.050% 8/15/50	60,000	35,333
Amazon.com, Inc.
3.150% 8/22/27	500,000	470,902
3.600% 4/13/32	470,000	431,570
3.875% 8/22/37	190,000	169,490
3.950% 4/13/52	280,000	233,912
Prosus NV
3.061% 7/13/31 (c)	570,000	441,028
3.832% 2/08/51 (c)	210,000	127,756
4.027% 8/03/50 (c)	310,000	194,700
Tencent Holdings Ltd.
3.840% 4/22/51 (c)	320,000	228,425
		2,399,924
Iron & Steel — 0.1%
Vale Overseas Ltd.
6.875% 11/21/36	170,000	179,466
Lodging — 0.5%
Las Vegas Sands Corp.
3.200% 8/08/24	860,000	817,175
Sands China Ltd.
5.625% STEP 8/08/25	390,000	373,561
		1,190,736

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Machinery – Diversified — 0.2%
Deere & Co.
3.750% 4/15/50 (d)	$260,000	$221,366
Otis Worldwide Corp.
2.056% 4/05/25	140,000	131,086
		352,452
Media — 2.0%
CCO Holdings LLC/CCO Holdings Capital Corp.
4.250% 1/15/34 (c)	65,000	47,973
4.500% 6/01/33 (c)	810,000	621,456
4.750% 3/01/30 (c)	105,000	89,518
4.750% 2/01/32 (c)	65,000	52,695
Charter Communications Operating LLC/Charter Communications Operating Capital
3.500% 3/01/42	240,000	155,595
4.200% 3/15/28	560,000	515,533
4.400% 4/01/33	290,000	249,025
4.908% 7/23/25	240,000	235,416
5.250% 4/01/53	450,000	349,634
5.500% 4/01/63	150,000	115,057
Comcast Corp.
2.887% 11/01/51	550,000	355,302
3.400% 4/01/30	525,000	479,669
3.750% 4/01/40	120,000	99,540
3.950% 10/15/25	155,000	151,929
4.150% 10/15/28	270,000	259,405
CSC Holdings LLC
6.500% 2/01/29 (c)	700,000	572,250
DISH DBS Corp.
5.125% 6/01/29	60,000	38,712
5.750% 12/01/28 (c)	70,000	55,869
Fox Corp.
5.476% 1/25/39	90,000	82,300
		4,526,878
Mining — 0.9%
Anglo American Capital PLC
4.750% 4/10/27 (c)	230,000	222,462
Barrick North America Finance LLC
5.700% 5/30/41	80,000	80,774
5.750% 5/01/43	80,000	81,302
BHP Billiton Finance USA Ltd.
5.000% 9/30/43	100,000	97,520
Freeport-McMoRan, Inc.
4.625% 8/01/30	120,000	111,795
5.450% 3/15/43	470,000	423,959

	Principal Amount	Value
Glencore Funding LLC
1.625% 4/27/26 (c)	$240,000	$212,328
3.375% 9/23/51 (c) (d)	175,000	114,791
4.000% 3/27/27 (c)	140,000	132,315
4.125% 3/12/24 (c)	270,000	265,756
Southern Copper Corp.
5.250% 11/08/42	450,000	429,205
		2,172,207
Miscellaneous - Manufacturing — 0.2%
3M Co.
3.050% 4/15/30 (d)	290,000	254,939
3.700% 4/15/50 (d)	180,000	138,746
		393,685
Oil & Gas — 3.2%
BP Capital Markets America, Inc.
2.939% 6/04/51	175,000	116,091
3.001% 3/17/52	230,000	152,645
3.119% 5/04/26	410,000	389,112
3.633% 4/06/30	120,000	110,351
Chesapeake Energy Corp.
5.875% 2/01/29 (c)	100,000	94,752
Chevron Corp.
1.995% 5/11/27	440,000	395,764
Continental Resources, Inc.
2.268% 11/15/26 (c)	195,000	168,916
5.750% 1/15/31 (c)	250,000	232,794
Coterra Energy, Inc.
3.900% 5/15/27	230,000	215,070
4.375% 3/15/29	220,000	208,348
Devon Energy Corp.
5.000% 6/15/45	440,000	382,179
5.600% 7/15/41	140,000	131,378
5.850% 12/15/25	120,000	122,210
Diamondback Energy, Inc.
3.250% 12/01/26	140,000	130,413
3.500% 12/01/29	160,000	140,765
Ecopetrol SA
5.875% 5/28/45	770,000	536,274
EOG Resources, Inc.
3.900% 4/01/35	200,000	179,184
4.150% 1/15/26	70,000	68,703
4.375% 4/15/30	60,000	58,249
4.950% 4/15/50	40,000	38,358
Exxon Mobil Corp.
2.992% 3/19/25	340,000	327,824
3.043% 3/01/26	130,000	124,135
3.482% 3/19/30	190,000	177,479
4.227% 3/19/40	205,000	185,043
4.327% 3/19/50	20,000	17,644

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
KazMunayGas National Co. JSC
5.375% 4/24/30 (c)	$200,000	$178,674
Marathon Petroleum Corp.
5.125% 12/15/26	185,000	184,098
Occidental Petroleum Corp.
6.125% 1/01/31	85,000	85,781
6.450% 9/15/36	50,000	51,000
6.625% 9/01/30	60,000	62,003
Petrobras Global Finance BV
5.999% 1/27/28 (d)	760,000	755,516
Pioneer Natural Resources Co.
1.900% 8/15/30	170,000	133,564
Reliance Industries Ltd.
3.625% 1/12/52 (c)	330,000	218,168
Shell International Finance BV
2.750% 4/06/30	240,000	210,941
2.875% 5/10/26	130,000	122,632
3.250% 4/06/50	330,000	238,475
Sinopec Group Overseas Development Ltd.
4.375% 4/10/24 (c)	330,000	327,545
Southwestern Energy Co.
4.750% 2/01/32	70,000	59,821
5.375% 2/01/29	75,000	69,530
		7,401,429
Oil & Gas Services — 0.1%
Halliburton Co.
2.920% 3/01/30 (d)	105,000	90,315
5.000% 11/15/45	100,000	88,887
		179,202
Pharmaceuticals — 3.0%
AbbVie, Inc.
2.600% 11/21/24	880,000	842,273
2.950% 11/21/26	260,000	242,087
3.200% 11/21/29	600,000	543,140
4.700% 5/14/45	25,000	22,399
Bausch Health Cos., Inc.
6.125% 2/01/27 (c)	50,000	34,474
Becton Dickinson and Co.
3.363% 6/06/24	80,000	78,179
Bristol-Myers Squibb Co.
4.350% 11/15/47	220,000	194,439
Cigna Corp.
3.750% 7/15/23	160,000	158,940
4.125% 11/15/25	100,000	97,770
4.375% 10/15/28	760,000	734,400
4.900% 12/15/48	230,000	208,767

	Principal Amount	Value
CVS Health Corp.
2.125% 9/15/31	$330,000	$262,563
4.250% 4/01/50	70,000	56,118
4.300% 3/25/28	580,000	561,949
5.050% 3/25/48	220,000	198,460
Johnson & Johnson
0.550% 9/01/25	120,000	108,311
0.950% 9/01/27	40,000	34,503
3.625% 3/03/37	320,000	283,692
Merck & Co., Inc.
0.750% 2/24/26	200,000	177,283
1.450% 6/24/30	120,000	96,022
Owens & Minor, Inc.
6.625% 4/01/30 (c)	95,000	81,643
Pfizer, Inc.
0.800% 5/28/25	270,000	246,841
1.700% 5/28/30	280,000	230,802
Teva Pharmaceutical Finance Netherlands III BV
3.150% 10/01/26	1,700,000	1,486,650
		6,981,705
Pipelines — 2.8%
Cameron LNG LLC
3.302% 1/15/35 (c)	150,000	121,379
Energy Transfer LP
3.900% 7/15/26	750,000	708,888
4.750% 1/15/26	240,000	234,005
6.250% 4/15/49	320,000	299,427
Enterprise Products Operating LLC
4.150% 10/16/28	1,030,000	977,070
EQM Midstream Partners LP
4.750% 1/15/31 (c)	140,000	114,450
Kinder Morgan Energy Partners LP
6.950% 1/15/38	355,000	378,683
Kinder Morgan, Inc.
4.300% 3/01/28	110,000	105,553
MPLX LP
4.700% 4/15/48	400,000	317,581
Targa Resources Corp.
4.950% 4/15/52	40,000	31,818
5.200% 7/01/27	170,000	166,867
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
4.875% 2/01/31	140,000	125,659
Tennessee Gas Pipeline Co. LLC
2.900% 3/01/30 (c)	30,000	25,207
Western Midstream Operating LP
3.350% STEP 2/01/25	240,000	227,218
4.300% STEP 2/01/30	900,000	778,519

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
3 mo. USD LIBOR + 1.100% 5.041% FRN 1/13/23	$90,000	$89,865
5.500% STEP 2/01/50	1,740,000	1,417,776
The Williams Cos., Inc.
3.500% 10/15/51	125,000	85,761
3.750% 6/15/27	250,000	235,707
		6,441,433
Real Estate Investment Trusts (REITS) — 0.1%
Crown Castle, Inc.
3.300% 7/01/30	35,000	30,661
MPT Operating Partnership LP / MPT Finance Corp.
3.500% 3/15/31	110,000	75,403
WEA Finance LLC/Westfield UK & Europe Finance PLC
3.750% 9/17/24 (c)	220,000	208,022
		314,086
Retail — 0.6%
Costco Wholesale Corp.
1.375% 6/20/27	190,000	166,677
1.600% 4/20/30	110,000	90,299
The Home Depot, Inc.
2.700% 4/15/30	70,000	61,067
3.300% 4/15/40	120,000	96,147
3.350% 4/15/50	260,000	193,614
Lowe’s Cos., Inc.
4.500% 4/15/30	50,000	48,046
McDonald’s Corp.
3.500% 7/01/27	300,000	285,005
3.600% 7/01/30	190,000	174,734
4.450% 3/01/47	230,000	200,661
Walmart, Inc.
1.500% 9/22/28	80,000	68,715
1.800% 9/22/31	40,000	32,672
		1,417,637
Semiconductors — 0.6%
Broadcom, Inc.
3.419% 4/15/33 (c)	396,000	318,552
Intel Corp.
1.600% 8/12/28	190,000	161,718
3.050% 8/12/51	100,000	65,287
NVIDIA Corp.
2.850% 4/01/30	90,000	78,593
3.500% 4/01/40	240,000	195,587
3.500% 4/01/50	170,000	128,743
3.700% 4/01/60	170,000	126,519
NXP BV / NXP Funding LLC / NXP USA, Inc.
3.875% 6/18/26	245,000	233,448

	Principal Amount	Value
Texas Instruments, Inc.
1.750% 5/04/30	$110,000	$90,762
		1,399,209
Software — 0.6%
Microsoft Corp.
2.400% 8/08/26	770,000	718,330
2.921% 3/17/52	260,000	185,723
3.041% 3/17/62	70,000	48,888
Oracle Corp.
3.850% 4/01/60	340,000	227,689
Workday, Inc.
3.700% 4/01/29	95,000	87,124
3.800% 4/01/32 (d)	100,000	88,609
		1,356,363
Telecommunications — 2.5%
AT&T, Inc.
1.650% 2/01/28	460,000	389,177
2.750% 6/01/31	160,000	133,022
3.500% 9/15/53	619,000	417,437
3.550% 9/15/55	225,000	150,805
T-Mobile USA, Inc.
2.250% 2/15/26	205,000	186,417
2.550% 2/15/31	500,000	409,959
3.375% 4/15/29	50,000	44,033
3.400% 10/15/52	230,000	155,593
3.500% 4/15/25	350,000	336,816
3.500% 4/15/31	770,000	664,655
3.875% 4/15/30	430,000	390,530
Telefonica Emisiones SA
5.213% 3/08/47	150,000	121,204
Verizon Communications, Inc.
2.355% 3/15/32	1,290,000	1,024,015
2.650% 11/20/40	25,000	16,989
3.850% 11/01/42	610,000	486,534
3.875% 2/08/29	550,000	517,156
3.875% 3/01/52 (d)	525,000	400,975
		5,845,317
Transportation — 0.2%
Union Pacific Corp.
2.150% 2/05/27	50,000	45,211
2.891% 4/06/36	270,000	215,630
3.750% 7/15/25	70,000	68,073
3.750% 2/05/70	150,000	110,011
3.839% 3/20/60	120,000	93,503
		532,428

TOTAL CORPORATE DEBT (Cost $105,917,443)		96,902,697

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 11.5%
Automobile Asset-Backed Securities — 0.2%
Hertz Vehicle Financing LLC, Series 2022-4A, Class A
3.730% 9/25/26 (c)	$540,000	$516,489
Commercial Mortgage-Backed Securities — 4.9%
BANK
Series 2020-BN28, Class AS, 2.140% 3/15/63	380,000	286,639
Series 2022-BNK39, Class AS, 3.181% 2/15/55	302,000	248,474
Series 2017-BNK5, Class C, 4.191% VRN 6/15/60 (g)	200,000	171,799
Benchmark Mortgage Trust
Series 2020-B19, Class AS, 2.148% 9/15/53	380,000	296,653
Series 2020-B18, Class AGNF, 4.139% 7/15/53 (c)	378,000	301,536
BPR Trust, Series 2021-TY, Class A, 1 mo. USD LIBOR + 1.050%
5.368% FRN 9/15/38 (c)	550,000	518,382
BX Commercial Mortgage Trust
Series 2021-VOLT, Class F, 1 mo. USD LIBOR + 2.400% 6.718% FRN 9/15/36 (c)	405,000	372,758
Series 2021-21M, Class H, 1 mo. USD LIBOR + 4.010% 8.328% FRN 10/15/36 (c)	295,025	266,643
BX Trust, Series 2019-OC11, Class E,
3.944% VRN 12/09/41 (c) (g)	374,000	283,308
CFCRE Commercial Mortgage Trust, Series 2016-C3, Class XA,
0.983% VRN 1/10/48 (g)	5,256,608	127,834
Citigroup Commercial Mortgage Trust
Series 2016-GC36, Class D, 2.850% 2/10/49 (c)	201,000	115,416
Series 2019-GC41, Class B, 3.199% 8/10/56	163,000	128,036
Series 2020-420K, Class D, 3.312% VRN 11/10/42 (c) (g)	200,000	149,614
Series 2020-420K, Class E, 3.312% VRN 11/10/42 (c) (g)	200,000	143,906
Series 2017-C4, Class B, 4.096% VRN 10/12/50 (g)	340,000	295,503
CSAIL Commercial Mortgage Trust
Series 2015-C1, Class XA, 0.817% VRN 4/15/50 (g)	7,829,808	96,849
Series 2019-C16, Class B, 3.885% 6/15/52	334,000	273,777
Series 2015-C4, Class C, 4.558% VRN 11/15/48 (g)	427,000	385,431

	Principal Amount	Value
CSMC Trust, Series 2021-B33, Class B,
3.645% VRN 10/10/43 (c) (g)	$300,000	$241,422
GS Mortgage Securities Trust
Series 2015-GS1, Class XA, 0.758% VRN 11/10/48 (g)	7,639,051	139,005
Series 2014-GC26, Class D, 4.521% VRN 11/10/47 (c) (g)	763,000	492,290
Series 2018-RIVR, Class C, 1 mo. USD LIBOR + 1.250% 5.568% FRN 7/15/35 (c)	167,000	135,696
Hospitality Mortgage Trust, Series 2019-HIT, Class F, 1 mo. USD LIBOR + 3.150%
7.468% FRN 11/15/36 (c)	385,138	360,890
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2015-JP1, Class XA, 0.892% VRN 1/15/49 (g)	3,475,675	74,518
Series 2016-JP2, Class B, 3.460% 8/15/49	174,000	146,903
JPMBB Commercial Mortgage Securities Trust
Series 2015-C30, Class XA, 0.433% VRN 7/15/48 (g)	8,009,298	75,379
Series 2015-C29, Class XA, 0.574% VRN 5/15/48 (g)	5,698,681	64,103
Series 2014-C25, Class XA, 0.808% VRN 11/15/47 (g)	3,647,701	43,097
Series 2015-C28, Class XA, 0.946% VRN 10/15/48 (g)	6,131,339	92,111
Series 2015-C27, Class D, 3.806% VRN 2/15/48 (c) (g)	704,000	586,628
Series 2014-C23, Class D, 3.982% VRN 9/15/47 (c) (g)	391,000	337,556
Series 2015-C28, Class B, 3.986% 10/15/48	340,000	310,947
Series 2013-C17, Class C, 4.883% VRN 1/15/47 (g)	400,000	381,093
Med Trust, Series 2021-MDLN, Class D, 1 mo. USD LIBOR + 2.000%
6.318% FRN 11/15/38 (c)	396,000	374,240
Morgan Stanley Capital I Trust, Series 2015-UBS8, Class XA,
0.865% VRN 12/15/48 (g)	5,886,728	114,506
MTN Commercial Mortgage Trust, Series 2022-LPFL, Class A, 1 mo. TSFR + 1.397%
5.733% FRN 3/15/39 (c)	540,000	525,642
SG Commercial Mortgage Securities Trust, Series 2016-C5, Class XA,
1.878% VRN 10/10/48 (g)	3,228,119	140,712

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SLG Office Trust, Series 2021-OVA, Class E
2.851% 7/15/41 (c)	$260,000	$182,557
TTAN
Series 2021-MHC, Class A, 1 mo. USD LIBOR + .850% 5.168% FRN 3/15/38 (c)	523,020	506,696
Series 2021-MHC, Class F, 1 mo. USD LIBOR + 2.900% 7.218% FRN 3/15/38 (c)	379,930	351,532
UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class C,
4.065% VRN 3/10/46 (c) (g)	393,000	375,996
Wells Fargo Commercial Mortgage Trust
Series 2015-NXS2, Class XA, 0.610% VRN 7/15/58 (g)	9,196,447	115,013
Series 2015-P2, Class XA, 0.932% VRN 12/15/48 (g)	3,539,141	76,857
Series 2019-C53, Class XA, 1.003% VRN 10/15/52 (g)	4,276,462	203,579
Series 2016-C35, Class B, 3.438% 7/15/48	328,000	276,455
		11,187,981
Other Asset-Backed Securities — 2.0%
Blackbird Capital Aircraft Lease Securitization Ltd., Series 2016-1A, Class B,
5.682% STEP 12/16/41 (c)	693,830	457,748
CLI Funding VI LLC, Series 2020-3A, Class A
2.070% 10/18/45 (c)	186,250	161,156
Dividend Solar Loans LLC, Series 2018-1, Class B
4.290% 7/20/38 (c)	549,531	497,657
Hero Funding Trust, Series 2016-4A, Class A2
4.290% 9/20/47 (c)	102,434	97,772
MACH 1 Cayman Ltd., Series 2019-1, Class A
3.474% 10/15/39 (c)	339,590	274,494
Mosaic Solar Loans LLC
Series 2021-3A, Class B, 1.920% 6/20/52 (c)	405,906	306,227
Series 2020-1A, Class A, 2.100% 4/20/46 (c)	256,167	226,184
Series 2020-2A, Class B, 2.210% 8/20/46 (c)	288,460	240,868
Series 2017-1A, Class A, 4.450% 6/20/42 (c)	211,722	202,717

	Principal Amount	Value
Sunnova Helios IV Issuer LLC, Series 2020-AA, Class A
2.980% 6/20/47 (c)	$377,329	$314,773
Sunnova Helios VII Issuer LLC, Series 2021-C, Class C
2.630% 10/20/48 (c)	458,648	315,812
Sunnova Sol III Issuer LLC, Series 2021-1, Class A
2.580% 4/28/56 (c)	458,324	349,593
Textainer Marine Containers VII Ltd., Series 2020-2A, Class A
2.100% 9/20/45 (c)	391,778	340,550
Upstart Securitization Trust, Series 2021-3, Class C
3.280% 7/20/31 (c)	500,000	429,388
Vault DI Issuer LLC, Series 2021-1A, Class A2
2.804% 7/15/46 (c)	500,000	426,771
Washington Mutural Asset-Backed Certificates Trust, Series 2006-HE5, Class 2A2, 1 mo. USD LIBOR + .180%
3.816% FRN 10/25/36	55,730	18,413
		4,660,123
Student Loans Asset-Backed Securities — 0.5%
College Avenue Student Loans LLC, Series 2018-A, Class A1, 1 mo. USD LIBOR + 1.200%
5.589% FRN 12/26/47 (c)	221,484	220,181
Navient Private Education Loan Trust, Series 2020-A, Class A2A
2.460% 11/15/68 (c)	244,416	218,798
SoFi Professional Loan Program LLC
Series 2017-D, Class BFX, 3.610% 9/25/40 (c)	350,000	304,361
Series 2018-B, Class BFX, 3.830% 8/25/47 (c)	500,000	462,594
		1,205,934
Whole Loan Collateral Collateralized Mortgage Obligations — 3.6%
Citigroup Mortgage Loan Trust, Series 2007-AR5, Class 1A2A,
3.561% VRN 4/25/37 (g)	627,250	551,863
Countrywide Home Loans Mortgage Pass-Through Trust
Series 2007-HYB2, Class 3A1, 3.255% VRN 2/25/47 (g)	782,897	676,310
Series 2007-3, Class A21, 6.000% 4/25/37	1,317,407	700,695
Series 2007-14, Class A6, 6.000% 9/25/37	1,158,051	649,153

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
CSMC Trust, Series 2021-NQM8, Class A1,
1.841% VRN 10/25/66 (c) (g)	$137,409	$115,162
HarborView Mortgage Loan Trust, Series 2006-11, Class A1A, 1 mo. USD LIBOR + .340%
4.679% FRN 12/19/36	453,659	389,631
Imperial Fund Mortgage Trust, Series 2021-NQM2, Class M1,
2.489% VRN 9/25/56 (c) (g)	1,028,000	561,268
Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 2A1,
2.915% VRN 7/25/35 (g)	239,067	204,363
New Residential Mortgage Loan Trust, Series 2022-NQM4, Class A1,
5.000% STEP 6/25/62 (c)	483,687	484,211
PRKCM Trust
Series 2021-AFC2, Class A1, 2.071% VRN 11/25/56 (c) (g)	133,412	108,456
Series 2022-AFC1, Class A1, 4.100% VRN 4/25/57 (c) (g)	507,428	485,951
RBSSP Resecuritization Trust, Series 2009-5, Class 2A3,
6.500% VRN 10/26/37 (c) (g)	659,577	302,456
RFMSI Trust, Series 2007-S4, Class A5, 1 mo. USD LIBOR + .600%
6.000% FRN 4/25/37	161,587	131,867
Structured Adjustable Rate Mortgage Loan Trust, Series 2008-1, Class A2,
3.547% VRN 10/25/37 (g)	547,056	420,802
Verus Securitization Trust
Series 2021-4, Class M1, 2.195% VRN 7/25/66 (c) (g)	1,000,000	503,186
Series 2021-R1, Class M1, 2.338% 10/25/63 (c)	1,500,000	1,092,918
Series 2022 - 6, Class A1, 4.910% STEP 6/25/67 (c)	282,441	280,428
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-4, Class 3A5,
6.350% STEP 5/25/36	672,798	551,276
		8,209,996
Whole Loan Collateral Planned Amortization Classes — 0.3%
Countrywide Alternative Loan Trust, Series 2006-19CB, Class A15
6.000% 8/25/36	1,317,876	791,032

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $35,617,241)		26,571,555

	Principal Amount	Value
SOVEREIGN DEBT OBLIGATIONS — 6.5%
Brazilian Government International Bond
3.750% 9/12/31 (d)	$950,000	$797,894
5.625% 2/21/47 (d)	300,000	237,431
Colombia Government International Bond
3.250% 4/22/32	430,000	312,616
4.125% 2/22/42	440,000	276,063
Indonesia Government International Bond
3.500% 1/11/28	320,000	303,728
6.500% 2/15/31 IDR (h)	59,120,000,000	3,685,625
Israel Government International Bond
2.750% 7/03/30	310,000	281,247
Mexican Bonos
7.750% 11/23/34 MXN (h)	8,220,000	381,002
7.750% 11/13/42 MXN (h)	144,850,000	6,485,971
Mexico Government International Bond
2.659% 5/24/31	200,000	160,918
3.750% 1/11/28	205,000	193,411
4.280% 8/14/41	450,000	346,157
Nigeria Government International Bond
7.143% 2/23/30 (c)	210,000	160,579
Panama Government International Bond
2.252% 9/29/32	200,000	148,107
4.300% 4/29/53	200,000	145,474
Peruvian Government International Bond
6.550% 3/14/37	460,000	483,256
Provincia de Buenos Aires/Government Bond,
5.250% STEP 9/01/37 (c)	540,000	186,300
Republic of Kenya Government International Bond
6.300% 1/23/34 (c)	370,000	284,160
		14,869,939

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $15,438,547)		14,869,939

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (i) — 31.0%
Collateralized Mortgage Obligations — 4.7%
Federal Home Loan Mortgage Corp. REMICS
Series 5085, Class NI, 2.000% 3/25/51	$1,423,548	$170,214
Series 5071, Class IH, 2.500% 2/25/51	265,100	35,073
Series 4481, Class B, 3.000% 12/15/42	1,096,856	1,048,216
Series 4483, Class CA, 3.000% 6/15/44	1,771,413	1,666,943
Series 4391, Class MZ, 3.000% 9/15/44	128,042	109,898
Federal National Mortgage Association REMICS
Series 2018-21, Class PO, 0.010% 4/25/48	681,649	498,808
Series 2021-48, Class NS, 30 day SOFR + 3.650% 0.129% FRN 8/25/51	1,052,691	31,082
Series 2020-56, Class AQ, 2.000% 8/25/50	300,000	241,477
Series 2014-6, Class Z, 2.500% 2/25/44	124,943	104,292
Series 2018-18, Class ZG, 3.000% 6/25/50	2,536,577	1,850,035
Series 2020-96, Class IN, 3.000% 1/25/51	415,069	66,936
Series 2015-65, Class CZ, 3.500% 9/25/45	129,213	104,823
Series 2018-44, Class PZ, 3.500% 6/25/48	3,051,687	2,778,366
Government National Mortgage Association
Series 2021-103, Class SA, 30 day SOFR + 3.250% 0.330% FRN 4/20/51	1,280,588	31,861
Series 2020-103, Class AD, 1.450% 1/16/63	297,844	237,547
Series 2022-3, Class B, 1.850% 2/16/61	500,000	297,211
Series 2020-175, Class GI, 2.000% 11/20/50	159,475	17,764
Series 2022-113, Class Z, 2.000% 9/16/61	1,212,050	722,637
Series 2022-115, Class MI, 2.500% 5/20/51	524,490	57,544
Series 2021-96, Class VI, 2.500% 6/20/51	457,776	63,550
Series 2022-189, Class PT, 2.500% 10/20/51	99,331	82,692

	Principal Amount	Value
Series 2021-176, Class IN, 2.500% 10/20/51	$550,362	$75,447
Series 2021-58, Class BI, 3.000% 3/20/51	689,067	102,669
Series 2021-98, Class IG, 3.000% 6/20/51	1,003,625	160,108
Series 2021-137, Class IQ, 3.000% 8/20/51	1,397,645	214,992
Series 2021-117, Class ID, 3.500% 6/20/51	765,416	91,761
		10,861,946
Pass-Through Securities — 24.6%
Federal Home Loan Mortgage Corp.
Pool #RB5138 2.000% 12/01/41	184,704	156,277
Pool #RB5145 2.000% 2/01/42	564,637	476,855
Pool #SD8146 2.000% 5/01/51	346,437	284,892
Pool #RA5731 2.000% 8/01/51	179,692	147,825
Pool #SD0715 2.000% 9/01/51	1,915,641	1,584,301
Pool #QD2129 2.000% 11/01/51	941,516	771,899
Pool #QD3960 2.000% 1/01/52	373,612	307,238
Pool #QK1449 2.500% 4/01/42	188,190	164,301
Pool #G08520 2.500% 1/01/43	520,992	454,485
Pool #SD7525 2.500% 10/01/50	672,743	581,982
Pool #RA3913 2.500% 11/01/50	245,350	212,173
Pool #SD7534 2.500% 2/01/51	158,654	137,448
Pool #QC7086 2.500% 9/01/51	631,193	538,839
Pool #SD0777 2.500% 11/01/51	91,960	78,562
Pool #SD1749 2.500% 4/01/52	99,034	84,698
Pool #QK1512 3.000% 5/01/42	189,075	169,961
Pool #QC3242 3.000% 6/01/51	513,736	458,190
Pool #SD8174 3.000% 10/01/51	2,277,866	2,011,915
Pool #QD6216 3.000% 2/01/52	98,102	86,721
Pool #G08632 3.500% 3/01/45	661,425	619,922
Pool #SD1218 4.000% 7/01/49	903,364	866,941
Pool #SD1143 4.500% 9/01/50	1,300,759	1,275,239
Pool #SD1305 5.000% 7/01/52	673,100	669,334
Federal National Mortgage Association
Pool #FS2528 1.500% 1/01/51	97,694	75,650
Pool #MA4280 1.500% 3/01/51	350,622	271,508
Pool #MA4606 2.000% 5/01/42	287,894	243,136
Pool #CA7224 2.000% 10/01/50	77,474	63,856
Pool #MA4325 2.000% 5/01/51	262,282	215,687
Pool #FM9489 2.000% 11/01/51	92,922	76,182
Pool #FS0734 2.000% 2/01/52	95,345	78,407
Pool #FS2040 2.000% 2/01/52	96,494	79,111
Pool #BS4941 2.460% 4/01/32	978,200	814,269
Pool #BV7697 2.500% 4/01/42	384,933	336,069
Pool #FM4052 2.500% 9/01/50	2,526,339	2,185,507
Pool #MA4256 2.500% 2/01/51	1,698,448	1,454,181

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #FS1924 2.500% 3/01/51	$93,876	80,463
Pool #CB0458 2.500% 5/01/51	507,042	433,328
Pool #FS0028 2.500% 9/01/51	92,923	79,907
Pool #FM8786 2.500% 10/01/51	90,106	77,485
Pool #FS0549 2.500% 2/01/52	284,074	242,731
Pool #FS3368 2.500% 3/01/52	99,246	84,910
Pool #BF0546 2.500% 7/01/61	638,838	535,981
Pool #BF0560 2.500% 9/01/61	94,372	79,177
Pool #FS1542 3.000% 4/01/42	190,858	171,564
Pool #CB3542 3.000% 5/01/42	97,293	87,457
Pool #MA4643 3.000% 5/01/42	95,940	86,241
Pool #MA4632 3.000% 6/01/42	386,766	347,305
Pool #MA2248 3.000% 4/01/45	297,651	266,352
Pool #AS7661 3.000% 8/01/46	301,993	268,822
Pool #FM9934 3.000% 12/01/48	912,186	823,109
Pool #FM9564 3.000% 2/01/50	1,055,432	951,047
Pool #FS1289 3.000% 3/01/52	467,538	418,741
Pool #CB3833 3.000% 6/01/52	96,779	85,491
Pool #CB3386 3.500% 4/01/42	96,564	89,757
Pool #FS1240 3.500% 12/01/51	90,054	82,680
Pool #FS1241 3.500% 1/01/52	96,717	88,894
Pool #FS1462 3.500% 1/01/52	186,228	172,286
Pool #FS1092 3.500% 4/01/52	569,502	522,119
Pool #FS1454 3.500% 4/01/52	193,824	177,702
Pool #FS1555 3.500% 4/01/52	192,101	176,384
Pool #BV8546 3.500% 5/01/52	190,938	175,733
Pool #FS1556 3.500% 5/01/52	769,730	709,879
Pool #FS1866 3.500% 5/01/52	98,657	90,400
Pool #BS6565 3.740% 9/01/32	100,000	95,168
Pool #BS6215 3.840% 7/01/32	100,000	93,973
Pool #BS6149 3.840% 8/01/32	100,000	93,854
Pool #BS6949 3.980% 10/01/32	100,000	94,152
Pool #AX2501 4.000% 10/01/44	629,022	607,592
Pool #CB3614 4.000% 5/01/52	95,232	90,350
Pool #FS2023 4.000% 5/01/52	196,234	186,053
Government National Mortgage Association
Pool #MA7193 2.500% 2/20/51	410,296	358,454
Pool #MA7312 2.500% 4/20/51	153,355	133,822
Pool #MA7706 3.000% 11/20/51	179,695	161,005
Pool #MA6711 3.500% 6/20/50	310,507	289,710
Government National Mortgage Association II
Pool #MA7136 2.500% 1/20/51	66,404	58,034
Pool #785662 2.500% 10/20/51	2,372,251	2,046,379
Pool #785764 2.500% 11/20/51	685,790	592,227
Pool #MA7590 3.000% 9/20/51	1,008,681	904,399
Pool #MA6997 3.500% 11/20/50	374,695	349,336
Pool #MA7883 3.500% 2/20/52	666,118	615,727
Pool #786216 3.500% 6/20/52	196,935	180,530

	Principal Amount	Value
Government National Mortgage Association II TBA
2.500% 2/21/53 (f)	$100,000	$86,867
3.000% 1/23/53 (f)	2,100,000	1,874,086
3.000% 2/21/53 (f)	300,000	267,879
3.500% 1/23/53 (f)	1,000,000	920,234
3.500% 2/21/53 (f)	400,000	368,266
4.000% 2/21/53 (f)	1,700,000	1,612,477
4.500% 2/21/53 (f)	1,400,000	1,360,188
5.000% 2/21/53 (f)	1,300,000	1,288,777
5.500% 2/21/53 (f)	900,000	904,465
6.000% 2/21/53 (f)	400,000	405,750
Uniform Mortgage Backed Securities TBA
2.000% 1/12/53 (f)	4,200,000	3,434,813
2.000% 2/13/53 (f)	100,000	81,875
2.500% 12/25/51 (f)	3,600,000	3,058,875
2.500% 2/13/53 (f)	200,000	170,094
3.000% 2/25/52 (f)	700,000	616,273
3.000% 2/25/52 (f)	700,000	616,711
3.500% 2/25/49 (f)	2,200,000	2,004,234
3.500% 2/13/53 (f)	500,000	455,742
4.000% 1/12/53 (f)	500,000	470,156
4.000% 2/13/53 (f)	1,800,000	1,692,844
4.500% 1/12/53 (f)	800,000	772,125
4.500% 2/13/53 (f)	900,000	868,641
5.000% 2/13/53 (f)	700,000	690,703
5.500% 2/13/53 (f)	300,000	300,973
6.000% 2/13/53 (f)	100,000	101,539
		56,814,858
Whole Loans — 1.7%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes, Series 2022-DNA2, Class M1B, 30 day SOFR + 2.400%
6.328% FRN 2/25/42 (c)	1,864,000	1,812,117
Federal National Mortgage Association Connecticut Avenue Securities Trust, Series 2022-R04, Class 1M2, 30 day SOFR + 3.100%
7.028% FRN 3/25/42 (c)	2,000,000	1,992,534
		3,804,651

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $76,450,733)		71,481,455

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. TREASURY OBLIGATIONS — 7.4%
U.S. Treasury Bonds & Notes — 7.4%
U.S. Treasury Bond
1.250% 5/15/50	$12,440,000	$6,773,680
2.000% 8/15/51	410,000	271,498
2.250% 5/15/41	2,110,000	1,597,049
2.250% 2/15/52	1,500,000	1,055,036
2.375% 2/15/42	3,000,000	2,307,084
2.375% 5/15/51	200,000	145,016
2.875% 5/15/52	1,230,000	996,559
3.000% 8/15/52	750,000	625,600
3.375% 11/15/48	690,000	614,726
4.000% 11/15/42 (d) (f)	630,000	621,351
U.S. Treasury Note
4.000% 10/31/29	1,900,000	1,905,208
4.125% 9/30/27	210,000	211,112
		17,123,919

TOTAL U.S. TREASURY OBLIGATIONS (Cost $21,466,499)		17,123,919

TOTAL BONDS & NOTES (Cost $267,064,397)		238,583,783

TOTAL PURCHASED OPTIONS(#) — 0.0% (Cost $142,160)		89,816

	Number of Shares
MUTUAL FUNDS — 1.0%
Diversified Financial Services — 1.0%
State Street Navigator Securities Lending Government Money Market Portfolio (j)	2,400,625	2,400,625

TOTAL MUTUAL FUNDS (Cost $2,400,625)		2,400,625

TOTAL LONG-TERM INVESTMENTS (Cost $269,607,182)		241,074,224

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 3.4%
Discount Notes — 3.1%
Federal Home Loan Bank
4.060% , 1/11/23 (k)	$1,190,000	$1,188,845
4.320% , 2/15/23 (k)	1,190,000	1,183,733
4.418% , 2/22/23 (k)	2,720,000	2,703,031
4.464% , 3/08/23 (k)	2,150,000	2,133,120
Repurchase Agreement — 0.2%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/30/22, 1.280%, due 1/03/23 (l)	392,045	392,045
U.S. Treasury Bill — 0.1%
U.S. Treasury Bill
4.689% 5/25/23 (k)	170,000	166,975

TOTAL SHORT-TERM INVESTMENTS (Cost $7,767,306)		7,767,749

TOTAL INVESTMENTS — 107.8% (Cost $277,374,488) (m)		248,841,973

Less Unfunded Loan Commitments — (0.0)%		(41,782)

NET INVESTMENTS — 107.8% (Cost $277,332,706)		248,800,191

Other Assets/(Liabilities) — (7.8)%		(18,046,670)

NET ASSETS — 100.0%		$230,753,521

Abbreviation Legend

FRN	Floating Rate Note
REMICS	Real Estate Mortgage Investment Conduits
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	All or a portion of the security represents unsettled loan commitments at December 31, 2022 where the rate will be determined at time of settlement.
(b)	Unfunded or partially unfunded loan commitments.
(c)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At December 31, 2022, the aggregate market value of these securities amounted to $40,085,144 or 17.37% of net assets.

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

(d)

Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2022, was $3,472,819 or 1.50% of net assets. The Fund received $1,144,216 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(e)	Security is perpetual and has no stated maturity date.
(f)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(g)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at December 31, 2022.

(h)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(i)	May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.

(j)	Represents investment of security lending cash collateral. (Note 2).
(k)	The rate shown represents yield-to-maturity.
(l)

Maturity value of $392,101. Collateralized by U.S. Government Agency obligations with a rate of 0.000%, maturity date of 6/29/23, and an aggregate market value, including accrued interest, of $399,921.

(m)	See Note 6 for aggregate cost for federal tax purposes.

(#) Exchange-Traded Options Purchased

Description	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Call
U.S. Treasury Note 10 Year Future	1/27/23	114.00	93	USD	10,443,609	$29,063	$52,318	$(23,255)
3 Month SOFR Future	6/16/23	95.50	21	USD	4,989,600	4,594	6,869	(2,275)
						$33,657	$59,187	$(25,530)
Put
SOFR 1 Year Mid Curve Future	1/13/23	95.63	93	USD	22,287,450	$12,206	$32,745	$(20,539)
SOFR 1 Year Mid Curve Future	1/13/23	95.88	95	USD	22,766,750	34,437	40,311	(5,874)
U.S. Treasury Note 10 Year Future	1/27/23	109.00	87	USD	9,769,828	9,516	9,917	(401)
						$56,159	$82,973	$(26,814)
						$89,816	$142,160	$(52,344)

Exchange-Traded Options Written

Description	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Call
U.S. Treasury Note 10 Year Future	2/24/23	115.50	75	USD	8,422,266	$(23,438)	$(32,152)	$8,714
3 Month SOFR Future	6/16/23	96.00	21	USD	4,989,600	(2,100)	(2,581)	481
3 Month SOFR Future	12/15/23	96.50	71	USD	16,945,925	(34,613)	(69,101)	34,488
3 Month SOFR Future	12/15/23	96.63	21	USD	5,012,175	(9,056)	(19,168)	10,112
						$(69,207)	$(123,002)	$53,795

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

Forward contracts

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation/ (Depreciation)
Bank of America N.A.*	1/18/23	USD	185,499	MXN	3,779,348	$(7,964)
Goldman Sachs International*	1/18/23	ZAR	6,598,022	USD	366,292	21,565
Goldman Sachs International*	1/18/23	GBP	1,138,870	USD	1,310,640	66,704
Goldman Sachs International*	1/18/23	USD	310,022	JPY	43,924,864	(25,247)
JP Morgan Chase Bank N.A.*	1/18/23	USD	659,361	CNH	4,685,681	(18,457)
JP Morgan Chase Bank N.A.*	1/18/23	JPY	737,808,362	USD	5,152,923	478,611
JP Morgan Chase Bank N.A.*	1/18/23	NOK	12,348,502	EUR	1,178,359	(1,389)
JP Morgan Chase Bank N.A.*	1/18/23	USD	1,418,641	IDR	21,656,660,000	27,693
Morgan Stanley & Co. LLC*	1/18/23	USD	616,734	CNH	4,430,000	(24,098)
Morgan Stanley & Co. LLC*	1/18/23	AUD	8,912,719	USD	5,757,616	314,042
Morgan Stanley & Co. LLC*	1/18/23	CAD	9,347,182	USD	6,844,894	58,991
Morgan Stanley & Co. LLC*	1/18/23	MXN	6,871,000	USD	338,253	13,471
Morgan Stanley & Co. LLC*	1/18/23	USD	1,143,703	CAD	1,571,050	(16,684)
Morgan Stanley & Co. LLC*	1/18/23	USD	336,084	EUR	325,000	(12,143)
Morgan Stanley & Co. LLC*	1/18/23	USD	1,663,231	GBP	1,381,479	(7,523)
Morgan Stanley & Co. LLC*	1/18/23	USD	2,472,788	JPY	327,726,000	(28,675)
						$838,897

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
Euro-Bund	3/08/23	9	$1,321,129	$(40,475)
Euro-OAT	3/08/23	14	2,055,088	(147,333)
90 Day Eurodollar	3/13/23	36	8,556,337	(13,087)
Australia Treasury Bond 10 Year	3/15/23	36	2,998,498	(163,076)
U.S. Treasury Ultra Bond	3/22/23	180	24,320,091	(143,841)
UK Long Gilt	3/29/23	14	1,784,253	(93,415)
U.S. Treasury Note 5 Year	3/31/23	953	103,419,558	(562,565)
3 Month SOFR	9/19/23	1	241,415	(3,815)
90 Day Eurodollar	12/18/23	18	4,344,563	(60,113)
3 Month SOFR	3/18/25	98	23,621,243	60,457
3 Month SOFR	3/17/26	23	5,542,169	24,981
				$(1,142,282)
Short
Euro-Buxl 30 Year Bond	3/08/23	2	$(343,183)	$53,648
Japanese 10 Year Bond	3/13/23	4	(4,516,967)	83,563
U.S. Treasury Long Bond	3/22/23	54	(6,875,726)	107,163
U.S. Treasury Note 10 Year	3/22/23	312	(35,286,783)	250,158
U.S. Treasury Ultra 10 Year	3/22/23	72	(8,582,192)	65,942
U.S. Treasury Note 2 Year	3/31/23	34	(6,966,488)	(6,168)
3 Month SOFR	3/19/24	158	(37,850,007)	139,357
90 Day Eurodollar	3/17/25	58	(14,042,403)	52,078
				$745,741

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

Centrally Cleared Credit Default Swaps - Buy Protection

Reference Obligation/Index	Rate Paid by Fund	Payment Frequency	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX.NA.HY Series 39†	5.000%	Quarterly	12/20/2027	USD	242,200	$(1,491)	$10,899	$(12,390)

Centrally Cleared Credit Default Swaps - Sell Protection††

Reference Obligation/ Index	Rate Received by Fund	Payment Frequency	Termination Date	Credit Rating	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX.NA.IG Series 39†	1.000%	Quarterly	12/20/27	BBB+	USD	40,739,000	$325,749	$(45,359)	$371,108

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund
Rate/ Reference	Frequency	Rate/ Reference	Frequency	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Fixed 1.220%	Annually	12 Month SOFR	Annually	8/15/28	USD	22,000,000	$2,704,158	$1,925,763	$778,395
Fixed 2.850%	Annually	12 Month SOFR	Annually	2/15/29	USD	948,000	40,282	(12,109)	52,391
Fixed 2.000%	Annually	12 Month SOFR	Annually	3/18/32	USD	1,600,000	190,527	100,525	90,002
Fixed 1.650%	Annually	12 Month SOFR	Annually	8/15/47	USD	11,450,000	3,140,978	1,932,942	1,208,036
Fixed 3.050%	Annually	12 Month SOFR	Annually	2/15/48	USD	1,112,000	45,514	34,279	11,235
Fixed 2.600%	Annually	12 Month SOFR	Annually	2/15/48	USD	580,000	67,511	39,868	27,643
							$6,188,970	$4,021,268	$2,167,702

*	Contracts are subject to a master netting agreement or similar agreement.
†	Payment is based on a percentage of the index. Reference entities are a number of individual issuers comprising the index.
††

For each credit derivative with sold protection, the credit ratings of the entities referenced, as rated by any rating organization, are included in the equivalent S&P Global Ratings or Western Asset Management Company’s rating category, as applicable. The reference entity rating represents the likelihood of a potential payment by the Fund if the referenced entity experiences a credit event as of period end. Notional amounts represent the maximum potential amount of future payments (undiscounted) the Fund could be required to make under the credit derivatives with sold protection.

Currency Legend

AUD	Australian Dollar
CAD	Canadian Dollar
CNH	Offshore Chinese Yuan
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
USD	U.S. Dollar
ZAR	South African Rand

The accompanying notes are an integral part of the financial statements.

MML Equity Fund – Portfolio of Investments
December 31, 2022

	Number of Shares	Value
EQUITIES — 98.1%
COMMON STOCK — 98.1%
Basic Materials — 3.0%
Chemicals — 1.6%
CF Industries Holdings, Inc.	11,400	$971,280
Dow, Inc.	40,700	2,050,873
Eastman Chemical Co.	6,900	561,936
FMC Corp.	6,800	848,640
Huntsman Corp.	6,298	173,069
International Flavors & Fragrances, Inc.	12,700	1,331,468
LyondellBasell Industries NV Class A	18,808	1,561,628
The Mosaic Co.	27,500	1,206,425
Nutrien Ltd. (a)	36,371	2,656,174
Olin Corp.	7,902	418,332
The Sherwin-Williams Co.	5,200	1,234,116
		13,013,941
Forest Products & Paper — 0.1%
International Paper Co.	20,600	713,378
Iron & Steel — 0.7%
Nucor Corp.	21,900	2,886,639
Reliance Steel & Aluminum Co.	4,600	931,224
Steel Dynamics, Inc.	15,400	1,504,580
United States Steel Corp.	13,600	340,680
		5,663,123
Mining — 0.6%
Freeport-McMoRan, Inc.	82,653	3,140,814
Newmont Corp.	43,000	2,029,600
		5,170,414
		24,560,856
Communications — 5.4%
Advertising — 0.3%
The Interpublic Group of Cos., Inc.	22,500	749,475
Omnicom Group, Inc.	15,600	1,272,492
		2,021,967
Internet — 0.7%
Alphabet, Inc. Class C (b)	67,222	5,964,608
Booking Holdings, Inc. (b)	17	34,260
		5,998,868
Media — 1.5%
Comcast Corp. Class A	260,500	9,109,685
Fox Corp. Class A	24,600	747,102
News Corp. Class A	17,600	320,320
Nexstar Media Group, Inc. Class A	2,200	385,066
The Walt Disney Co. (b)	21,100	1,833,168
		12,395,341

	Number of Shares	Value
Telecommunications — 2.9%
AT&T, Inc.	412,300	$7,590,443
Cisco Systems, Inc.	239,700	11,419,308
Corning, Inc.	48,900	1,561,866
Frontier Communications Parent, Inc. (b)	14,200	361,816
Verizon Communications, Inc.	69,600	2,742,240
		23,675,673
		44,091,849
Consumer, Cyclical — 7.1%
Apparel — 0.2%
Capri Holdings Ltd. (b)	8,100	464,292
Ralph Lauren Corp.	2,350	248,324
Skechers U.S.A., Inc. Class A (b)	7,800	327,210
Tapestry, Inc.	13,900	529,312
		1,569,138
Auto Manufacturers — 1.3%
Cummins, Inc.	9,300	2,253,297
Ford Motor Co.	283,900	3,301,757
General Motors Co.	82,200	2,765,208
PACCAR, Inc.	20,142	1,993,454
		10,313,716
Auto Parts & Equipment — 0.1%
BorgWarner, Inc.	13,500	543,375
Lear Corp.	3,400	421,668
		965,043
Distribution & Wholesale — 0.2%
LKQ Corp.	22,100	1,180,361
Home Builders — 0.7%
D.R. Horton, Inc.	26,700	2,380,038
Lennar Corp. Class A	20,100	1,819,050
NVR, Inc. (b)	200	922,516
PulteGroup, Inc.	19,700	896,941
		6,018,545
Home Furnishing — 0.1%
Whirlpool Corp.	4,500	636,570
Leisure Time — 0.1%
Brunswick Corp.	5,600	403,648
Harley-Davidson, Inc.	8,500	353,600
Polaris, Inc.	3,400	343,400
		1,100,648
Lodging — 0.0%
Boyd Gaming Corp.	5,998	327,071
Retail — 4.4%
AutoNation, Inc. (b)	6,400	686,720
Bath & Body Works, Inc.	13,200	556,248
Best Buy Co., Inc.	12,800	1,026,688

The accompanying notes are an integral part of the financial statements.

MML Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Dick’s Sporting Goods, Inc.	3,500	$421,015
Dollar General Corp.	8,719	2,147,054
The Home Depot, Inc.	8,000	2,526,880
Lowe’s Cos., Inc.	53,400	10,639,416
Macy’s, Inc.	14,600	301,490
McDonald’s Corp.	17,500	4,611,775
Penske Automotive Group, Inc.	4,600	528,678
Ross Stores, Inc.	8,123	942,837
The TJX Cos., Inc.	17,395	1,384,642
Ulta Beauty, Inc. (b)	3,500	1,641,745
Walgreens Boots Alliance, Inc.	49,100	1,834,376
Walmart, Inc.	32,177	4,562,377
Williams-Sonoma, Inc.	3,600	413,712
Yum! Brands, Inc.	10,642	1,363,027
		35,588,680
		57,699,772
Consumer, Non-cyclical — 29.0%
Agriculture — 3.0%
Altria Group, Inc.	105,100	4,804,121
Archer-Daniels-Midland Co.	40,600	3,769,710
Darling Ingredients, Inc. (b)	9,300	582,087
Philip Morris International, Inc.	154,532	15,640,184
		24,796,102
Beverages — 0.5%
The Coca-Cola Co.	18,700	1,189,507
Constellation Brands, Inc. Class A	1,854	429,664
Keurig Dr Pepper, Inc.	47,150	1,681,369
Molson Coors Beverage Co. Class B	11,546	594,850
		3,895,390
Biotechnology — 3.1%
Amgen, Inc.	36,600	9,612,624
Biogen, Inc. (b)	6,100	1,689,212
Gilead Sciences, Inc.	67,600	5,803,460
Moderna, Inc. (b)	22,200	3,987,564
Regeneron Pharmaceuticals, Inc. (b)	6,000	4,328,940
		25,421,800
Commercial Services — 0.6%
Booz Allen Hamilton Holding Corp.	1,200	125,424
FleetCor Technologies, Inc. (b)	4,300	789,824
Global Payments, Inc.	3,900	387,348
Service Corp. International	12,800	884,992
U-Haul Holding Co.	15,000	824,700
U-Haul Holding Co. (a)	1,700	102,323
United Rentals, Inc. (b)	4,100	1,457,222
		4,571,833
Cosmetics & Personal Care — 0.6%
The Procter & Gamble Co.	31,200	4,728,672

	Number of Shares	Value
Food — 2.0%
Conagra Brands, Inc.	27,755	$1,074,119
Ingredion, Inc.	3,800	372,134
Kellogg Co.	18,300	1,303,692
The Kraft Heinz Co.	142,488	5,800,686
The Kroger Co.	42,400	1,890,192
Mondelez International, Inc. Class A	71,057	4,735,949
Tyson Foods, Inc. Class A	16,700	1,039,575
		16,216,347
Health Care – Products — 0.9%
Danaher Corp.	5,865	1,556,688
GE HealthCare Technologies, Inc. (b) (c)	5,024	293,301
Hologic, Inc. (b)	13,600	1,017,416
PerkinElmer, Inc.	8,675	1,216,409
Thermo Fisher Scientific, Inc.	5,209	2,868,544
		6,952,358
Health Care – Services — 5.0%
Centene Corp. (b)	68,434	5,612,272
Elevance Health, Inc.	37,670	19,323,580
HCA Healthcare, Inc.	37,560	9,012,898
Humana, Inc.	2,950	1,510,961
Laboratory Corp. of America Holdings	7,100	1,671,908
Quest Diagnostics, Inc.	9,900	1,548,756
UnitedHealth Group, Inc.	1,713	908,198
Universal Health Services, Inc. Class B	5,600	788,984
		40,377,557
Household Products & Wares — 0.1%
Kimberly-Clark Corp.	7,900	1,072,425
Pharmaceuticals — 13.2%
AbbVie, Inc.	122,837	19,851,688
AmerisourceBergen Corp.	24,717	4,095,854
AstraZeneca PLC Sponsored ADR	55,519	3,764,188
Becton Dickinson and Co.	29,543	7,512,785
Bristol-Myers Squibb Co.	123,000	8,849,850
Cardinal Health, Inc.	13,508	1,038,360
Cigna Corp.	23,301	7,720,553
CVS Health Corp.	75,985	7,081,042
Henry Schein, Inc. (b)	7,900	630,973
Johnson & Johnson	51,304	9,062,852
McKesson Corp.	11,700	4,388,904
Merck & Co., Inc.	150,600	16,709,070
Pfizer, Inc.	324,800	16,642,752
		107,348,871
		235,381,355

The accompanying notes are an integral part of the financial statements.

MML Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Energy — 10.1%
Oil & Gas — 9.3%
APA Corp.	19,600	$914,928
Chevron Corp.	61,739	11,081,533
ConocoPhillips	77,100	9,097,800
Devon Energy Corp.	37,800	2,325,078
Diamondback Energy, Inc.	8,200	1,121,596
EOG Resources, Inc.	42,700	5,530,504
Exxon Mobil Corp.	300,644	33,161,033
Marathon Oil Corp.	41,915	1,134,639
Occidental Petroleum Corp.	52,600	3,313,274
Ovintiv, Inc.	14,400	730,224
PDC Energy, Inc.	5,300	336,444
Pioneer Natural Resources Co.	13,700	3,128,943
Range Resources Corp.	14,000	350,280
Valero Energy Corp.	23,300	2,955,838
		75,182,114
Pipelines — 0.8%
Kinder Morgan, Inc.	276,900	5,006,352
ONEOK, Inc.	24,000	1,576,800
		6,583,152
		81,765,266
Financial — 22.9%
Banks — 12.0%
Bank of America Corp.	730,367	24,189,755
The Bank of New York Mellon Corp.	50,600	2,303,312
BOK Financial Corp.	3,900	404,781
Citigroup, Inc.	26,300	1,189,549
Comerica, Inc.	7,900	528,115
Commerce Bancshares, Inc.	7,276	495,277
East West Bancorp, Inc.	8,200	540,380
Fifth Third Bancorp	40,500	1,328,805
The Goldman Sachs Group, Inc.	24,700	8,481,486
Huntington Bancshares, Inc.	83,500	1,177,350
JP Morgan Chase & Co.	221,198	29,662,652
KeyCorp.	55,600	968,552
Morgan Stanley	97,800	8,314,956
Northern Trust Corp.	11,800	1,044,182
Pinnacle Financial Partners, Inc.	2,000	146,800
The PNC Financial Services Group, Inc.	24,100	3,806,354
Prosperity Bancshares, Inc.	5,300	385,204
Regions Financial Corp.	54,700	1,179,332
Synovus Financial Corp.	3,500	131,425
Truist Financial Corp.	76,200	3,278,886
US Bancorp	60,200	2,625,322
Wells Fargo & Co.	111,229	4,592,646
Zions Bancorp NA	9,300	457,188
		97,232,309

	Number of Shares	Value
Diversified Financial Services — 1.7%
American Express Co.	44,200	$6,530,550
Ameriprise Financial, Inc.	6,500	2,023,905
Credit Acceptance Corp. (a) (b)	1,000	474,400
Discover Financial Services	16,700	1,633,761
SEI Investments Co.	8,200	478,060
Synchrony Financial	26,100	857,646
T. Rowe Price Group, Inc.	12,900	1,406,874
UWM Holdings Corp.	5,000	16,550
The Western Union Co.	18,400	253,368
		13,675,114
Insurance — 8.4%
Aflac, Inc.	39,900	2,870,406
The Allstate Corp.	33,587	4,554,397
American Financial Group, Inc.	4,900	672,672
American International Group, Inc.	28,129	1,778,878
Arch Capital Group Ltd. (b)	22,800	1,431,384
Assurant, Inc.	3,400	425,204
Berkshire Hathaway, Inc. Class B (b)	16,900	5,220,410
Chubb Ltd.	49,941	11,016,984
Cincinnati Financial Corp.	9,200	941,988
Corebridge Financial, Inc.	35,819	718,529
Equitable Holdings, Inc.	25,200	723,240
Everest Re Group Ltd.	2,700	894,429
Fidelity National Financial, Inc.	16,200	609,444
Globe Life, Inc.	5,300	638,915
The Hartford Financial Services Group, Inc.	43,876	3,327,117
Loews Corp.	15,300	892,449
Markel Corp. (b)	890	1,172,566
MetLife, Inc.	111,175	8,045,735
Old Republic International Corp.	17,600	425,040
Principal Financial Group, Inc.	15,600	1,309,152
The Progressive Corp.	37,100	4,812,241
Prudential Financial, Inc.	22,400	2,227,904
Reinsurance Group of America, Inc.	3,897	553,725
RenaissanceRe Holdings Ltd.	2,600	478,998
The Travelers Cos., Inc.	57,957	10,866,358
Unum Group	11,500	471,845
Voya Financial, Inc.	7,500	461,175
W.R. Berkley Corp.	15,300	1,110,321
		68,651,506
Real Estate — 0.2%
CBRE Group, Inc. Class A (b)	18,246	1,404,212
Jones Lang LaSalle, Inc. (b)	3,700	589,669
		1,993,881

The accompanying notes are an integral part of the financial statements.

MML Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Real Estate Investment Trusts (REITS) — 0.6%
Boston Properties, Inc.	4,200	$283,836
Equity LifeStyle Properties, Inc.	9,017	582,498
Prologis, Inc.	24,350	2,744,976
Weyerhaeuser Co.	40,940	1,269,140
		4,880,450
		186,433,260
Industrial — 8.2%
Aerospace & Defense — 0.7%
L3 Harris Technologies, Inc.	20,361	4,239,364
Northrop Grumman Corp.	2,400	1,309,464
		5,548,828
Building Materials — 0.5%
Builders FirstSource, Inc. (b)	8,500	551,480
Carrier Global Corp.	43,407	1,790,539
Fortune Brands Innovations, Inc.	7,400	422,614
Masco Corp.	19,200	896,064
Owens Corning	7,900	673,870
		4,334,567
Electrical Components & Equipment — 0.1%
AMETEK, Inc.	5,145	718,859
Electronics — 0.8%
Arrow Electronics, Inc. (b)	5,500	575,135
Honeywell International, Inc.	12,448	2,667,606
Hubbell, Inc.	5,826	1,367,246
Jabil, Inc.	11,000	750,200
Sensata Technologies Holding PLC	8,800	355,344
TE Connectivity Ltd.	6,200	711,760
		6,427,291
Engineering & Construction — 0.0%
TopBuild Corp. (b)	500	78,245
Environmental Controls — 0.2%
Pentair PLC	9,500	427,310
Republic Services, Inc.	8,276	1,067,521
		1,494,831
Hand & Machine Tools — 0.1%
Snap-on, Inc.	3,900	891,111
Machinery – Construction & Mining — 0.7%
Caterpillar, Inc.	24,200	5,797,352
Oshkosh Corp.	3,500	308,665
		6,106,017
Machinery – Diversified — 0.3%
AGCO Corp.	4,350	603,302
Dover Corp.	11,000	1,489,510
		2,092,812

	Number of Shares	Value
Miscellaneous - Manufacturing — 1.8%
Carlisle Cos., Inc.	3,000	$706,950
Eaton Corp. PLC	27,071	4,248,793
General Electric Co.	54,887	4,598,982
Parker-Hannifin Corp.	7,400	2,153,400
Siemens AG Registered	10,563	1,466,067
Textron, Inc.	16,600	1,175,280
		14,349,472
Packaging & Containers — 0.6%
Amcor PLC	114,500	1,363,695
Berry Global Group, Inc.	7,200	435,096
Crown Holdings, Inc.	9,900	813,879
Graphic Packaging Holding Co.	17,800	396,050
Packaging Corp. of America	6,800	869,788
Sealed Air Corp.	11,400	568,632
Sonoco Products Co.	5,600	339,976
WestRock Co.	13,600	478,176
		5,265,292
Shipbuilding — 0.1%
Huntington Ingalls Industries, Inc.	2,400	553,632
Transportation — 2.3%
C.H. Robinson Worldwide, Inc.	7,000	640,920
CSX Corp.	102,057	3,161,726
Expeditors International of Washington, Inc.	9,200	956,064
FedEx Corp.	14,600	2,528,720
Knight-Swift Transportation Holdings, Inc.	9,500	497,895
Landstar System, Inc.	2,100	342,090
Norfolk Southern Corp.	8,784	2,164,553
Union Pacific Corp.	7,000	1,449,490
United Parcel Service, Inc. Class B	42,200	7,336,048
		19,077,506
		66,938,463
Technology — 7.1%
Computers — 1.8%
Accenture PLC Class A	3,700	987,308
CACI International, Inc. Class A (b)	1,200	360,708
Dell Technologies, Inc. Class C	13,900	559,058
DXC Technology Co. (b)	13,300	352,450
Hewlett Packard Enterprise Co.	94,400	1,506,624
HP, Inc.	94,200	2,531,154
International Business Machines Corp.	48,300	6,804,987
Leidos Holdings, Inc.	7,049	741,484
NetApp, Inc.	11,600	696,696
		14,540,469

The accompanying notes are an integral part of the financial statements.

MML Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Semiconductors — 3.8%
Applied Materials, Inc.	63,400	$6,173,892
Broadcom, Inc.	6,800	3,802,084
KLA Corp.	18,576	7,003,709
Lam Research Corp.	11,500	4,833,450
Micron Technology, Inc.	30,000	1,499,400
QUALCOMM, Inc.	53,100	5,837,814
Texas Instruments, Inc.	13,200	2,180,904
		31,331,253
Software — 1.5%
Activision Blizzard, Inc.	14,900	1,140,595
Fidelity National Information Services, Inc.	40,100	2,720,785
Fiserv, Inc. (b)	70,167	7,091,779
Microsoft Corp.	4,755	1,140,344
		12,093,503
		57,965,225
Utilities — 5.3%
Electric — 5.2%
Alliant Energy Corp.	14,400	795,024
Ameren Corp.	11,594	1,030,939
American Electric Power Co., Inc.	18,336	1,741,003
Dominion Energy, Inc.	60,410	3,704,341
DTE Energy Co.	8,700	1,022,511
Duke Energy Corp.	44,600	4,593,354
Edison International	20,400	1,297,848
Entergy Corp.	11,500	1,293,750
Evergy, Inc.	13,300	836,969
Eversource Energy	18,500	1,551,040
Exelon Corp.	71,300	3,082,299
FirstEnergy Corp.	35,800	1,501,452
OGE Energy Corp.	11,561	457,238
Pinnacle West Capital Corp.	6,498	494,108
PPL Corp.	42,600	1,244,772
Public Service Enterprise Group, Inc.	38,500	2,358,895
Sempra Energy	35,282	5,452,480
The Southern Co.	117,227	8,371,180
Vistra Corp.	26,100	605,520
WEC Energy Group, Inc.	3,800	356,288
Xcel Energy, Inc.	10,495	735,804
		42,526,815

	Number of Shares	Value
Gas — 0.1%
National Fuel Gas Co.	4,300	$272,190
UGI Corp.	12,100	448,547
		720,737
		43,247,552

TOTAL COMMON STOCK (Cost $669,214,792)		798,083,598

TOTAL EQUITIES (Cost $669,214,792)		798,083,598

MUTUAL FUNDS — 2.3%
Diversified Financial Services — 2.3%
iShares Russell 1000 Value ETF (a)	52,639	7,982,704
State Street Navigator Securities Lending Government Money Market Portfolio (d)	11,203,112	11,203,112

TOTAL MUTUAL FUNDS (Cost $18,924,271)		19,185,816

TOTAL LONG-TERM INVESTMENTS (Cost $688,139,063)		817,269,414

SHORT-TERM INVESTMENTS — 0.9%
Mutual Fund — 0.6%
T. Rowe Price Government Reserve Investment Fund	4,690,089	4,690,089

	Principal Amount
Repurchase Agreement — 0.3%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/30/22, 1.280%, due 1/03/23 (e)	$2,566,719	2,566,719

TOTAL SHORT-TERM INVESTMENTS (Cost $7,256,808)		7,256,808

TOTAL INVESTMENTS — 101.3% (Cost $695,395,871) (f)		824,526,222

Other Assets/(Liabilities) — (1.3)%		(10,858,133)

NET ASSETS — 100.0%		$813,668,089

Abbreviation Legend

ADR	American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

MML Equity Fund – Portfolio of Investments (Continued)

Abbreviation Legend (Continued)

ETF	Exchange-Traded Fund

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2022, was $11,407,068 or 1.40% of net assets. The Fund received $438,545 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(b)	Non-income producing security.
(c)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(d)	Represents investment of security lending cash collateral. (Note 2).
(e)

Maturity value of $2,567,083. Collateralized by U.S. Government Agency obligations with a rate of 0.000%, maturity date of 6/29/23, and an aggregate market value, including accrued interest, of $2,618,200.

(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Equity Rotation Fund – Portfolio of Investments
December 31, 2022

	Number of Shares	Value
EQUITIES — 100.0%
COMMON STOCK — 100.0%
Basic Materials — 6.0%
Chemicals — 2.9%
Ashland, Inc.	724	$77,852
Axalta Coating Systems Ltd. (a)	5,066	129,031
Celanese Corp.	1,239	126,675
The Chemours Co.	3,909	119,694
Eastman Chemical Co.	1,701	138,529
Element Solutions, Inc.	2,838	51,623
Huntsman Corp.	5,042	138,554
NewMarket Corp.	133	41,378
Olin Corp.	3,543	187,566
RPM International, Inc.	1,084	105,636
Valvoline, Inc.	3,260	106,439
Westlake Corp.	509	52,193
		1,275,170
Forest Products & Paper — 0.4%
International Paper Co.	5,286	183,054
Iron & Steel — 2.3%
Cleveland-Cliffs, Inc. (a)	13,127	211,476
Reliance Steel & Aluminum Co.	1,451	293,740
Steel Dynamics, Inc.	3,908	381,812
United States Steel Corp.	6,540	163,827
		1,050,855
Mining — 0.4%
Alcoa Corp.	2,984	135,683
SSR Mining, Inc.	2,608	40,867
		176,550
		2,685,629
Communications — 5.2%
Advertising — 1.2%
The Interpublic Group of Cos., Inc.	7,798	259,751
Omnicom Group, Inc.	3,142	256,293
		516,044
Internet — 0.7%
eBay, Inc.	3,978	164,968
IAC, Inc. (a)	1,889	83,872
Wayfair, Inc. Class A (a) (b)	1,951	64,168
		313,008
Media — 2.1%
Altice USA, Inc. Class A (a)	5,654	26,008
Cable One, Inc.	59	42,000
DISH Network Corp. Class A (a)	6,345	89,084
Fox Corp. Class A	3,260	99,006
Fox Corp. Class B	1,578	44,894

	Number of Shares	Value
Liberty Media Corp-Liberty SiriusXM Class A (a)	932	$36,637
Liberty Media Corp-Liberty SiriusXM Class C (a)	1,994	78,025
The New York Times Co. Class A	1,322	42,912
News Corp. Class A	6,739	122,650
News Corp. Class B	2,104	38,798
Nexstar Media Group, Inc. Class A	984	172,229
Paramount Global Class B	7,104	119,916
World Wrestling Entertainment, Inc. Class A	314	21,515
		933,674
Telecommunications — 1.2%
Ciena Corp. (a)	2,200	112,156
Frontier Communications Parent, Inc. (a)	6,202	158,027
Juniper Networks, Inc.	2,440	77,983
Lumen Technologies, Inc.	26,018	135,814
ViaSat, Inc. (a)	1,742	55,134
		539,114
		2,301,840
Consumer, Cyclical — 18.8%
Airlines — 0.7%
Alaska Air Group, Inc. (a)	3,099	133,071
American Airlines Group, Inc. (a)	4,719	60,026
Copa Holdings SA Class A (a)	764	63,542
JetBlue Airways Corp. (a)	8,122	52,630
		309,269
Apparel — 2.7%
Capri Holdings Ltd. (a)	3,645	208,931
Carter’s, Inc.	997	74,386
Columbia Sportswear Co.	852	74,618
Deckers Outdoor Corp. (a)	216	86,219
Hanesbrands, Inc. (b)	8,580	54,569
PVH Corp.	1,679	118,521
Ralph Lauren Corp.	1,142	120,675
Skechers U.S.A., Inc. Class A (a)	3,388	142,127
Tapestry, Inc.	6,382	243,027
Under Armour, Inc. Class A (a)	4,888	49,662
Under Armour, Inc. Class C (a)	5,657	50,460
		1,223,195
Auto Parts & Equipment — 1.3%
Allison Transmission Holdings, Inc.	2,448	101,837
BorgWarner, Inc.	6,047	243,392
Gentex Corp.	1,630	44,450
Lear Corp.	1,507	186,898
		576,577

The accompanying notes are an integral part of the financial statements.

MML Equity Rotation Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Distribution & Wholesale — 1.5%
Core & Main, Inc. Class A (a)	714	$13,787
IAA, Inc. (a)	1,617	64,680
LKQ Corp.	3,497	186,775
SiteOne Landscape Supply, Inc. (a)	449	52,677
Univar Solutions, Inc. (a)	4,239	134,800
Watsco, Inc.	308	76,815
WESCO International, Inc. (a)	1,128	141,226
		670,760
Entertainment — 0.5%
DraftKings, Inc. Class A (a) (b)	5,326	60,663
Penn Entertainment, Inc. (a)	4,161	123,582
Six Flags Entertainment Corp. (a)	1,953	45,407
		229,652
Food Services — 0.4%
Aramark	3,812	157,588
Home Builders — 2.0%
Lennar Corp. Class A	2,673	241,906
Lennar Corp. Class B	190	14,208
NVR, Inc. (a)	31	142,990
PulteGroup, Inc.	5,988	272,634
Thor Industries, Inc. (b)	1,340	101,157
Toll Brothers, Inc.	2,783	138,927
		911,822
Home Furnishing — 1.2%
Dolby Laboratories, Inc. Class A	948	66,872
Leggett & Platt, Inc.	3,325	107,165
Tempur Sealy International, Inc.	4,289	147,241
Whirlpool Corp.	1,392	196,912
		518,190
Housewares — 0.4%
Newell Brands, Inc.	9,560	125,045
The Scotts Miracle-Gro Co. (b)	992	48,201
		173,246
Leisure Time — 1.0%
Brunswick Corp.	1,933	139,331
Harley-Davidson, Inc.	3,406	141,690
Polaris, Inc.	1,417	143,117
YETI Holdings, Inc. (a)	911	37,633
		461,771
Lodging — 0.7%
Boyd Gaming Corp.	2,030	110,696
MGM Resorts International	3,734	125,201
Travel & Leisure Co.	2,122	77,241
		313,138

	Number of Shares	Value
Retail — 6.2%
Advance Auto Parts, Inc.	969	$142,472
AutoNation, Inc. (a)	1,004	107,729
Bath & Body Works, Inc.	6,052	255,031
Best Buy Co., Inc.	3,426	274,799
BJ’s Wholesale Club Holdings, Inc. (a)	3,371	223,025
Burlington Stores, Inc. (a)	752	152,476
Carvana Co. (a)	596	2,825
Casey’s General Stores, Inc.	938	210,440
Dick’s Sporting Goods, Inc.	1,405	169,007
Five Below, Inc. (a)	386	68,272
The Gap, Inc. (b)	5,008	56,490
Kohl’s Corp.	3,186	80,447
Leslie’s, Inc. (a)	1,717	20,965
Lithia Motors, Inc.	715	146,389
Macy’s, Inc.	7,207	148,825
MSC Industrial Direct Co., Inc. Class A	851	69,527
Nordstrom, Inc. (b)	2,749	44,369
Ollie’s Bargain Outlet Holdings, Inc. (a)	827	38,737
Penske Automotive Group, Inc.	695	79,876
Petco Health & Wellness Co., Inc. (a) (b)	2,172	20,591
RH (a)	440	117,564
Victoria’s Secret & Co. (a)	2,094	74,923
The Wendy’s Co.	3,297	74,611
Williams-Sonoma, Inc.	1,748	200,880
		2,780,270
Toys, Games & Hobbies — 0.2%
Mattel, Inc. (a)	6,054	108,003
		8,433,481
Consumer, Non-cyclical — 15.7%
Agriculture — 0.3%
Bunge Ltd.	1,258	125,511
Beverages — 0.4%
Molson Coors Beverage Co. Class B	3,977	204,895
Biotechnology — 0.5%
Bio-Rad Laboratories, Inc. Class A (a)	399	167,775
Exelixis, Inc. (a)	2,883	46,243
Maravai LifeSciences Holdings, Inc. Class A (a)	960	13,738
		227,756
Commercial Services — 3.2%
ADT, Inc.	5,131	46,538
Avis Budget Group, Inc. (a)	753	123,439
Booz Allen Hamilton Holding Corp.	1,362	142,356

The accompanying notes are an integral part of the financial statements.

MML Equity Rotation Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Euronet Worldwide, Inc. (a)	456	$43,037
FTI Consulting, Inc. (a)	421	66,855
Grand Canyon Education, Inc. (a)	805	85,056
GXO Logistics, Inc. (a)	2,675	114,196
H&R Block, Inc.	2,035	74,298
Hertz Global Holdings, Inc. (a)	5,900	90,801
ManpowerGroup, Inc.	1,327	110,420
Robert Half International, Inc.	1,370	101,147
Service Corp. International	1,537	106,268
U-Haul Holding Co.	2,050	112,709
U-Haul Holding Co. (b)	249	14,987
United Rentals, Inc. (a)	582	206,855
		1,438,962
Food — 3.5%
Albertsons Cos., Inc. Class A	3,799	78,791
Campbell Soup Co.	1,754	99,539
Conagra Brands, Inc.	5,487	212,347
Flowers Foods, Inc.	3,109	89,353
Grocery Outlet Holding Corp. (a)	1,522	44,427
Ingredion, Inc.	1,387	135,829
The J.M. Smucker Co.	930	147,368
Performance Food Group Co. (a)	3,826	223,400
Pilgrim’s Pride Corp. (a)	1,135	26,934
Post Holdings, Inc. (a)	1,408	127,086
Seaboard Corp.	6	22,651
Tyson Foods, Inc. Class A	2,449	152,450
US Foods Holding Corp. (a)	5,636	191,737
		1,551,912
Health Care – Products — 1.4%
The Cooper Cos., Inc.	430	142,188
Dentsply Sirona, Inc.	2,664	84,822
Envista Holdings Corp. (a)	1,570	52,862
Hologic, Inc. (a)	2,127	159,121
ICU Medical, Inc. (a)	183	28,819
Integra LifeSciences Holdings Corp. (a)	683	38,296
Quidelortho Corp. (a)	1,251	107,173
		613,281
Health Care – Services — 3.5%
Acadia Healthcare Co., Inc. (a)	728	59,929
Amedisys, Inc. (a)	594	49,623
DaVita, Inc. (a)	1,457	108,794
Encompass Health Corp.	2,480	148,329
Enhabit, Inc. (a)	1,330	17,503
Laboratory Corp. of America Holdings	819	192,858
Molina Healthcare, Inc. (a)	950	313,709
Quest Diagnostics, Inc.	1,798	281,279
Syneos Health, Inc. (a)	1,312	48,124

	Number of Shares	Value
Tenet Healthcare Corp. (a)	2,656	$129,586
Universal Health Services, Inc. Class B	1,644	231,623
		1,581,357
Household Products & Wares — 0.5%
Avery Dennison Corp.	675	122,175
Reynolds Consumer Products, Inc.	983	29,471
Spectrum Brands Holdings, Inc.	1,009	61,468
		213,114
Pharmaceuticals — 2.4%
Cardinal Health, Inc.	6,166	473,980
Henry Schein, Inc. (a)	2,047	163,494
Organon & Co.	6,376	178,082
Perrigo Co. PLC	1,031	35,147
Premier, Inc. Class A	2,479	86,715
Viatris, Inc.	13,807	153,672
		1,091,090
		7,047,878
Energy — 4.1%
Energy – Alternate Sources — 0.4%
Enviva, Inc.	535	28,339
First Solar, Inc. (a)	945	141,552
		169,891
Oil & Gas — 3.0%
APA Corp.	5,359	250,158
Chesapeake Energy Corp.	3,230	304,815
HF Sinclair Corp.	3,427	177,827
Ovintiv, Inc.	5,678	287,932
PDC Energy, Inc.	2,396	152,098
Range Resources Corp.	2,791	69,831
Southwestern Energy Co. (a)	13,886	81,233
		1,323,894
Pipelines — 0.7%
Antero Midstream Corp.	7,581	81,799
DTE Midstream LLC (a)	1,353	74,767
Targa Resources Corp.	2,423	178,090
		334,656
		1,828,441
Financial — 22.8%
Banks — 4.2%
Bank of Hawaii Corp.	830	64,375
Bank OZK	2,507	100,430
Citizens Financial Group, Inc.	2,746	108,110
Comerica, Inc.	1,078	72,064
Commerce Bancshares, Inc.	752	51,189
Cullen/Frost Bankers, Inc.	404	54,015
East West Bancorp, Inc.	1,404	92,524

The accompanying notes are an integral part of the financial statements.

MML Equity Rotation Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
F.N.B. Corp.	8,520	$111,186
First Hawaiian, Inc.	2,933	76,375
First Horizon Corp.	2,956	72,422
KeyCorp.	5,872	102,290
PacWest Bancorp	2,878	66,050
Pinnacle Financial Partners, Inc.	1,100	80,740
Popular, Inc.	1,898	125,875
Prosperity Bancshares, Inc.	1,106	80,384
Regions Financial Corp.	6,404	138,070
Synovus Financial Corp.	3,542	133,002
Umpqua Holdings Corp.	5,388	96,176
Wintrust Financial Corp.	1,517	128,217
Zions Bancorp NA	2,203	108,300
		1,861,794
Diversified Financial Services — 5.8%
Affiliated Managers Group, Inc.	962	152,410
Air Lease Corp.	2,590	99,508
Ally Financial, Inc.	6,445	157,580
Coinbase Global, Inc. Class A (a)	3,293	116,539
Credit Acceptance Corp. (a) (b)	139	65,942
Evercore, Inc. Class A	957	104,389
Franklin Resources, Inc.	3,756	99,083
Interactive Brokers Group, Inc. Class A	2,332	168,720
Invesco Ltd.	9,456	170,113
Janus Henderson Group PLC	3,488	82,038
Jefferies Financial Group, Inc.	5,306	181,890
Lazard Ltd. Class A	2,388	82,792
OneMain Holdings, Inc.	2,978	99,197
Raymond James Financial, Inc.	1,787	190,941
Rocket Cos., Inc. Class A	3,159	22,113
SEI Investments Co.	913	53,228
SLM Corp.	6,829	113,361
Stifel Financial Corp.	2,616	152,696
Synchrony Financial	9,336	306,781
Upstart Holdings, Inc. (a) (b)	544	7,192
Virtu Financial, Inc. Class A	2,521	51,454
The Western Union Co.	9,744	134,175
		2,612,142
Insurance — 9.8%
American Financial Group, Inc.	1,079	148,125
Arch Capital Group Ltd. (a)	4,077	255,954
Assurant, Inc.	1,318	164,829
Assured Guaranty Ltd.	1,559	97,063
Axis Capital Holdings Ltd.	1,970	106,715
Brighthouse Financial, Inc. (a)	1,898	97,310
Cincinnati Financial Corp.	1,115	114,165
CNA Financial Corp.	548	23,169

	Number of Shares	Value
Erie Indemnity Co. Class A	143	$35,567
Everest Re Group Ltd.	985	326,301
F&G Annuities & Life, Inc. (a)	461	9,225
Fidelity National Financial, Inc.	6,785	255,252
First American Financial Corp.	2,634	137,864
Globe Life, Inc.	1,591	191,795
The Hanover Insurance Group, Inc.	896	121,076
The Hartford Financial Services Group, Inc.	2,414	183,054
Kemper Corp.	1,608	79,114
Lincoln National Corp.	4,299	132,065
Loews Corp.	2,719	158,599
Markel Corp. (a)	130	171,274
MGIC Investment Corp.	7,674	99,762
Old Republic International Corp.	7,160	172,914
Primerica, Inc.	968	137,282
Principal Financial Group, Inc.	2,637	221,297
Reinsurance Group of America, Inc.	1,692	240,416
RenaissanceRe Holdings Ltd.	838	154,385
Ryan Specialty Holdings, Inc. (a)	600	24,906
Unum Group	5,072	208,104
Voya Financial, Inc.	2,572	158,152
Willis Towers Watson PLC	677	165,581
		4,391,315
Private Equity — 0.3%
The Carlyle Group, Inc.	3,807	113,601
Real Estate — 0.4%
Jones Lang LaSalle, Inc. (a)	1,242	197,937
Real Estate Investment Trusts (REITS) — 2.1%
AGNC Investment Corp.	13,227	136,900
Annaly Capital Management, Inc.	9,865	207,954
Apartment Income REIT Corp.	1,261	43,265
Brixmor Property Group, Inc.	2,305	52,254
Cousins Properties, Inc.	1,816	45,927
Douglas Emmett, Inc.	1,413	22,156
EPR Properties	658	24,820
Highwoods Properties, Inc.	2,364	66,145
Hudson Pacific Properties, Inc.	1,895	18,438
Kilroy Realty Corp.	1,649	63,767
Omega Healthcare Investors, Inc.	3,142	87,819
Rithm Capital Corp.	10,802	88,252
SL Green Realty Corp. (b)	1,549	52,232
Vornado Realty Trust	1,863	38,769
		948,698
Savings & Loans — 0.2%
New York Community Bancorp, Inc.	9,420	81,012
		10,206,499

The accompanying notes are an integral part of the financial statements.

MML Equity Rotation Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Industrial — 16.8%
Aerospace & Defense — 0.2%
Curtiss-Wright Corp.	593	$99,025
Building Materials — 3.2%
Armstrong World Industries, Inc.	502	34,432
The AZEK Co., Inc (a)	1,364	27,716
Builders FirstSource, Inc. (a)	4,354	282,487
Eagle Materials, Inc.	895	118,901
Fortune Brands Innovations, Inc.	2,961	169,103
Hayward Holdings, Inc. (a) (b)	1,020	9,588
Lennox International, Inc.	516	123,443
Louisiana-Pacific Corp.	2,061	122,011
Masterbrand, Inc. (a)	2,961	22,356
MDU Resources Group, Inc.	5,115	155,189
Mohawk Industries, Inc. (a)	1,331	136,055
Owens Corning	2,454	209,326
		1,410,607
Electrical Components & Equipment — 0.3%
Acuity Brands, Inc.	573	94,895
Littelfuse, Inc.	205	45,141
		140,036
Electronics — 2.2%
Arrow Electronics, Inc. (a)	1,651	172,645
Avnet, Inc.	2,458	102,204
Coherent Corp. (a)	2,664	93,506
Jabil, Inc.	3,491	238,086
nVent Electric PLC	2,091	80,441
Sensata Technologies Holding PLC	1,733	69,979
TD SYNNEX Corp.	1,079	102,192
Vontier Corp.	4,075	78,770
Woodward, Inc.	635	61,347
		999,170
Engineering & Construction — 1.0%
AECOM	2,617	222,262
MasTec, Inc. (a)	1,506	128,507
TopBuild Corp. (a)	475	74,333
		425,102
Environmental Controls — 0.7%
Clean Harbors, Inc. (a)	1,277	145,731
Pentair PLC	2,302	103,544
Stericycle, Inc. (a)	864	43,105
		292,380
Hand & Machine Tools — 0.6%
Lincoln Electric Holdings, Inc.	414	59,819
Snap-on, Inc.	533	121,785
Stanley Black & Decker, Inc.	1,283	96,379
		277,983

	Number of Shares	Value
Machinery – Construction & Mining — 0.6%
BWX Technologies, Inc.	1,977	$114,824
Oshkosh Corp.	566	49,916
Vertiv Holdings Co.	7,687	105,004
		269,744
Machinery – Diversified — 1.7%
AGCO Corp.	1,560	216,356
Crane Holdings Co.	1,191	119,636
Enovis Corp. (a)	1,282	68,613
Esab Corp.	1,306	61,278
Flowserve Corp.	2,883	88,450
Gates Industrial Corp. PLC (a)	2,903	33,123
The Middleby Corp. (a)	520	69,628
The Toro Co.	1,071	121,237
		778,321
Metal Fabricate & Hardware — 0.4%
The Timken Co.	1,578	111,517
Valmont Industries, Inc.	194	64,150
		175,667
Miscellaneous - Manufacturing — 0.9%
A.O. Smith Corp.	1,956	111,962
Donaldson Co., Inc.	1,446	85,126
Textron, Inc.	3,113	220,400
		417,488
Packaging & Containers — 2.4%
AptarGroup, Inc.	605	66,538
Ardagh Group SA (a) (b) (c) (d)	463	4,915
Ardagh Metal Packaging SA	2,574	12,381
Berry Global Group, Inc.	3,303	199,600
Graphic Packaging Holding Co.	7,529	167,520
Packaging Corp. of America	689	88,130
Sealed Air Corp.	2,073	103,401
Silgan Holdings, Inc.	2,129	110,368
Sonoco Products Co.	1,199	72,791
WestRock Co.	6,419	225,692
		1,051,336
Shipbuilding — 0.5%
Huntington Ingalls Industries, Inc.	990	228,373
Transportation — 2.1%
C.H. Robinson Worldwide, Inc.	2,019	184,859
Expeditors International of Washington, Inc.	1,377	143,098
Knight-Swift Transportation Holdings, Inc.	4,022	210,793
Landstar System, Inc.	933	151,986
RXO, Inc. (a)	2,592	44,582
Ryder System, Inc.	1,233	103,042

The accompanying notes are an integral part of the financial statements.

MML Equity Rotation Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Schneider National, Inc. Class B	1,367	$31,988
XPO, Inc. (a)	2,592	86,288
		956,636
		7,521,868
Technology — 8.2%
Computers — 5.6%
Amdocs Ltd.	2,650	240,885
CACI International, Inc. Class A (a)	582	174,943
Dell Technologies, Inc. Class C	6,774	272,450
DXC Technology Co. (a)	6,195	164,168
Genpact Ltd.	2,380	110,242
Hewlett Packard Enterprise Co.	32,899	525,068
KBR, Inc.	3,510	185,328
Leidos Holdings, Inc.	3,186	335,135
Lumentum Holdings, Inc. (a)	1,540	80,342
NCR Corp. (a)	3,219	75,357
Science Applications International Corp.	1,409	156,300
Western Digital Corp. (a)	5,062	159,706
		2,479,924
Semiconductors — 1.6%
Cirrus Logic, Inc. (a)	1,395	103,900
IPG Photonics Corp. (a)	830	78,576
MKS Instruments, Inc.	1,141	96,677
Qorvo, Inc. (a)	2,527	229,047
Skyworks Solutions, Inc.	2,318	211,239
		719,439
Software — 1.0%
Concentrix Corp.	1,093	145,544
Doximity, Inc. Class A (a)	1,375	46,145
Dropbox, Inc. Class A (a)	7,098	158,853
Playtika Holding Corp. (a)	1,749	14,884
Teradata Corp. (a)	2,639	88,829
		454,255
		3,653,618
Utilities — 2.4%
Electric — 1.6%
Brookfield Renewable Corp. Class A	1,234	33,984
Hawaiian Electric Industries, Inc.	2,403	100,566
IDACORP, Inc.	528	56,945
NRG Energy, Inc.	5,932	188,756
PG&E Corp. (a)	12,116	197,006
Pinnacle West Capital Corp.	1,781	135,427
		712,684

	Number of Shares	Value
Gas — 0.8%
National Fuel Gas Co.	1,470	$93,051
NiSource, Inc.	3,130	85,825
UGI Corp.	5,302	196,545
		375,421
		1,088,105

TOTAL COMMON STOCK (Cost $45,611,757)		44,767,359

TOTAL EQUITIES (Cost $45,611,757)		44,767,359

MUTUAL FUNDS — 0.2%
Diversified Financial Services — 0.2%
State Street Navigator Securities Lending Government Money Market Portfolio (e)	98,172	98,172

TOTAL MUTUAL FUNDS (Cost $98,172)		98,172

TOTAL LONG-TERM INVESTMENTS (Cost $45,709,929)		44,865,531

TOTAL INVESTMENTS — 100.2% (Cost $45,709,929) (f)		44,865,531

Other Assets/(Liabilities) — (0.2)%		(69,484)

NET ASSETS — 100.0%		$44,796,047

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2022, was $541,469 or 1.21% of net assets. The Fund received $456,205 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At December 31, 2022, these securities amounted to a value of $4,915 or 0.01% of net assets.
(d)	Investment is valued using significant unobservable inputs.
(e)	Represents investment of security lending cash collateral. (Note 2).
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML High Yield Fund – Portfolio of Investments
December 31, 2022

	Principal Amount	Value
BONDS & NOTES — 95.4%
BANK LOANS — 2.6%
Food — 0.3%
Florida Food Products LLC, Term Loan, 1 mo. USD LIBOR + 5.000%
9.384% VRN 10/18/28	$166,026	$151,084
Lodging — 0.3%
Four Seasons Hotels Ltd., 2022 Term Loan B,
0.000% VRN 11/30/29 (a)	180,780	180,715
Packaging & Containers — 0.2%
Clydesdale Acquisition Holdings, Inc., Term Loan B, 1 mo. USD SOFR CME + 4.175%
8.598% VRN 4/13/29	95,486	90,752
Software — 1.8%
Finastra USA, Inc., USD 2nd Lien Term Loan, 3 mo. USD LIBOR + 7.250%
10.621% VRN 6/13/25	950,532	703,736
Ivanti Software, Inc., 2021 Term Loan B, 3 mo. USD LIBOR + 4.250%
9.011% VRN 12/01/27	168,725	133,011
Quest Software US Holdings, Inc. 3 mo. USD SOFRTE + 7.500%
11.594% VRN 2/01/30	342,316	205,961
		1,042,708

TOTAL BANK LOANS (Cost $1,856,853)		1,465,259

CORPORATE DEBT — 92.8%
Advertising — 1.3%
CMG Media Corp.
8.875% 12/15/27 (b)	712,000	535,922
Stagwell Global LLC
5.625% 8/15/29 (b)	220,000	181,408
		717,330
Aerospace & Defense — 0.2%
Spirit AeroSystems, Inc.
9.375% 11/30/29 (b)	83,000	87,374
Agriculture — 0.2%
Darling Ingredients, Inc.
6.000% 6/15/30 (b)	130,000	127,075
Airlines — 3.0%
American Airlines, Inc.
11.750% 7/15/25 (b)	379,000	406,469

	Principal Amount	Value
American Airlines, Inc. /AAdvantage Loyalty IP Ltd.
5.500% 4/20/26 (b)	$535,000	$514,337
5.750% 4/20/29 (b)	229,000	208,892
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.
6.500% 6/20/27 (b)	238,515	237,133
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd.
8.000% 9/20/25 (b)	134,000	134,688
United Airlines, Inc.
4.375% 4/15/26 (b)	122,000	113,085
4.625% 4/15/29 (b)	121,000	105,354
		1,719,958
Auto Manufacturers — 1.4%
Ford Motor Co.
3.250% 2/12/32	434,000	325,522
7.450% 7/16/31	153,000	156,488
Ford Motor Credit Co. LLC
4.000% 11/13/30	402,000	329,977
		811,987
Auto Parts & Equipment — 0.5%
Adient Global Holdings Ltd.
4.875% 8/15/26 (b)	277,000	257,881
Biotechnology — 0.3%
Emergent BioSolutions, Inc.
3.875% 8/15/28 (b)	347,000	172,483
Building Materials — 1.4%
Jeld-Wen, Inc.
4.875% 12/15/27 (b)	68,000	51,182
New Enterprise Stone & Lime Co., Inc.
5.250% 7/15/28 (b)	222,000	197,129
9.750% 7/15/28 (b)	602,000	556,212
		804,523
Chemicals — 4.8%
Avient Corp.
7.125% 8/01/30 (b)	187,000	182,794
Celanese US Holdings LLC
6.379% 7/15/32	637,000	607,677
Consolidated Energy Finance SA
5.625% 10/15/28 (b)	595,000	505,911
LSF11 A5 HoldCo LLC
6.625% 10/15/29 (b)	294,000	242,877
Methanex Corp.
5.125% 10/15/27	144,000	133,560
Olympus Water US Holding Corp.
4.250% 10/01/28 (b)	326,000	264,661
6.250% 10/01/29 (b) (c)	459,000	348,337

The accompanying notes are an integral part of the financial statements.

MML High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Polar US Borrower LLC / Schenectady International Group, Inc.
6.750% 5/15/26 (b)	$314,000	$116,180
Tronox, Inc.
4.625% 3/15/29 (b)	196,000	162,925
Vibrantz Technologies, Inc.
9.000% 2/15/30 (b)	230,000	173,266
		2,738,188
Coal — 0.5%
Coronado Finance Pty Ltd.
10.750% 5/15/26 (b)	290,000	296,525
Commercial Services — 4.0%
Alta Equipment Group, Inc.
5.625% 4/15/26 (b)	378,000	340,236
APi Group DE, Inc.
4.750% 10/15/29 (b)	372,000	322,470
Ashtead Capital, Inc.
5.500% 8/11/32 (b)	172,000	165,060
Carriage Services, Inc.
4.250% 5/15/29 (b)	92,000	73,018
CoreLogic, Inc.
4.500% 5/01/28 (b)	251,000	192,567
The Hertz Corp.
5.000% 12/01/29 (b)	315,000	238,959
Prime Security Services Borrower LLC / Prime Finance, Inc.
6.250% 1/15/28 (b)	418,000	380,447
PROG Holdings, Inc.
6.000% 11/15/29 (b)	304,000	244,623
Sabre GLBL, Inc.
7.375% 9/01/25 (b)	172,000	164,360
9.250% 4/15/25 (b)	171,000	170,338
		2,292,078
Computers — 1.5%
Condor Merger Sub, Inc.
7.375% 2/15/30 (b)	408,000	328,151
Presidio Holdings, Inc.
8.250% 2/01/28 (b)	462,000	428,311
Seagate HDD Cayman
9.625% 12/01/32 (b)	100,620	110,360
		866,822
Cosmetics & Personal Care — 0.7%
Coty, Inc. /HFC Prestige Products, Inc. /HFC Prestige International US LLC
4.750% 1/15/29 (b)	446,000	403,630

	Principal Amount	Value
Distribution & Wholesale — 0.8%
American Builders & Contractors Supply Co., Inc.
3.875% 11/15/29 (b)	$185,000	$151,228
Resideo Funding, Inc.
4.000% 9/01/29 (b)	372,000	300,781
		452,009
Diversified Financial Services — 6.1%
Coinbase Global, Inc.
3.375% 10/01/28 (b)	168,000	88,805
3.625% 10/01/31 (b)	136,000	65,499
Global Aircraft Leasing Co. Ltd.
6.500% 9/15/24 (b)	1,498,293	1,273,549
Jefferson Capital Holdings LLC
6.000% 8/15/26 (b)	380,000	314,423
Midcap Financial Issuer Trust
5.625% 1/15/30 (b)	339,000	274,536
6.500% 5/01/28 (b)	270,000	231,272
OneMain Finance Corp.
4.000% 9/15/30	169,000	126,098
5.375% 11/15/29	552,000	451,481
PRA Group, Inc.
5.000% 10/01/29 (b)	583,000	480,975
7.375% 9/01/25 (b)	168,000	162,313
		3,468,951
Electric — 1.8%
PG&E Corp.
5.000% 7/01/28 (c)	567,000	517,388
Pike Corp.
5.500% 9/01/28 (b)	593,000	518,424
		1,035,812
Electronics — 0.9%
Atkore, Inc.
4.250% 6/01/31 (b)	587,000	503,352
Engineering & Construction — 1.3%
Arcosa, Inc.
4.375% 4/15/29 (b)	230,000	199,451
Dycom Industries, Inc.
4.500% 4/15/29 (b)	99,000	86,169
Global Infrastructure Solutions, Inc.
5.625% 6/01/29 (b)	126,000	98,447
7.500% 4/15/32 (b)	140,000	110,820
MasTec, Inc.
4.500% 8/15/28 (b) (c)	130,000	116,649
Railworks Holdings LP / Railworks Rally, Inc.
8.250% 11/15/28 (b)	117,000	108,225
		719,761

The accompanying notes are an integral part of the financial statements.

MML High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Entertainment — 0.6%
Live Nation Entertainment, Inc.
4.750% 10/15/27 (b)	$260,000	$231,860
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp.
4.875% 5/01/29 (b)	136,000	115,718
		347,578
Environmental Controls — 0.3%
Harsco Corp.
5.750% 7/31/27 (b)	188,000	148,439
Food — 0.6%
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
3.625% 1/15/32 (b)	420,000	340,200
Forest Products & Paper — 0.2%
Clearwater Paper Corp.
4.750% 8/15/28 (b)	92,000	80,961
Health Care – Products — 0.5%
Garden Spinco Corp.
8.625% 7/20/30 (b)	248,000	262,880
Health Care – Services — 7.6%
Centene Corp.
4.625% 12/15/29	629,000	575,025
Charles River Laboratories International, Inc.
3.750% 3/15/29 (b)	40,000	35,376
4.250% 5/01/28 (b)	329,000	302,999
CHS/Community Health Systems, Inc.
4.750% 2/15/31 (b)	108,000	78,410
5.250% 5/15/30 (b)	468,000	352,890
6.000% 1/15/29 (b)	184,000	153,912
6.125% 4/01/30 (b)	213,000	105,473
HCA, Inc.
3.500% 9/01/30	776,000	671,311
5.625% 9/01/28	673,000	670,048
Molina Healthcare, Inc.
4.375% 6/15/28 (b)	187,000	170,654
Radiology Partners, Inc.
9.250% 2/01/28 (b)	655,000	367,687
Tenet Healthcare Corp.
4.375% 1/15/30 (b)	165,000	142,818
4.875% 1/01/26 (b)	179,000	169,944
6.125% 10/01/28 (b)	493,000	441,393
6.125% 6/15/30 (b)	96,000	91,469
		4,329,409

	Principal Amount	Value
Home Builders — 1.8%
Ashton Woods USA LLC / Ashton Woods Finance Co.
4.625% 8/01/29 (b)	$198,000	$158,545
M/I Homes, Inc.
4.950% 2/01/28	368,000	326,953
Mattamy Group Corp.
4.625% 3/01/30 (b)	668,000	541,390
		1,026,888
Insurance — 0.7%
Highlands Holdings Bond Issuer Ltd. / Highlands Holdings Bond Co-Issuer, Inc.
7.625% 10/15/25 (b)	430,269	400,188
Internet — 1.4%
Cars.com, Inc.
6.375% 11/01/28 (b)	330,000	293,201
Getty Images, Inc.
9.750% 3/01/27 (b)	74,000	73,043
ION Trading Technologies Sarl
5.750% 5/15/28 (b)	298,000	248,457
Millennium Escrow Corp.
6.625% 8/01/26 (b)	168,000	107,529
Uber Technologies, Inc.
4.500% 8/15/29 (b)	78,000	67,958
		790,188
Investment Companies — 0.3%
Icahn Enterprises LP/ Icahn Enterprises Finance Corp.
4.750% 9/15/24	178,000	170,630
Leisure Time — 1.2%
Carnival Corp.
5.750% 3/01/27 (b)	205,000	146,378
NCL Corp. Ltd.
5.875% 3/15/26 (b)	118,000	92,931
5.875% 2/15/27 (b)	49,000	42,449
NCL Finance Ltd.
6.125% 3/15/28 (b)	94,000	69,393
Royal Caribbean Cruises Ltd.
Convertible, 4.250% 6/15/23	20,000	19,845
5.500% 8/31/26 (b)	343,000	288,125
		659,121
Lodging — 1.0%
Hilton Grand Vacations Borrower Escrow LLC / Hilton Grand Vacations Borrower Esc
4.875% 7/01/31 (b)	199,000	162,414

The accompanying notes are an integral part of the financial statements.

MML High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Sugarhouse HSP Gaming Prop Mezz LP / Sugarhouse HSP Gaming Finance Corp.
5.875% 5/15/25 (b)	$225,000	$210,033
Travel & Leisure Co.
6.625% 7/31/26 (b)	213,000	208,370
		580,817
Machinery – Diversified — 0.2%
OT Merger Corp.
7.875% 10/15/29 (b)	180,000	95,400
Media — 6.6%
Altice Financing SA
5.000% 1/15/28 (b)	152,000	122,360
CCO Holdings LLC/CCO Holdings Capital Corp.
4.250% 1/15/34 (b)	486,000	358,690
4.500% 5/01/32	95,000	75,682
5.000% 2/01/28 (b)	130,000	117,487
5.375% 6/01/29 (b)	162,000	145,888
CSC Holdings LLC
4.625% 12/01/30 (b)	311,000	171,845
Cumulus Media New Holdings, Inc.
6.750% 7/01/26 (b) (c)	168,000	141,120
DIRECTV Financing LLC / DIRECTV Financing Co-Obligor, Inc.
5.875% 8/15/27 (b)	321,000	287,186
DISH DBS Corp.
5.250% 12/01/26 (b)	53,000	44,644
5.750% 12/01/28 (b)	68,000	54,272
7.375% 7/01/28	32,000	22,640
DISH Network Corp.
3.375% 8/15/26	680,000	426,020
Gray Escrow II, Inc.
5.375% 11/15/31 (b)	246,000	177,280
iHeartCommunications, Inc.
8.375% 5/01/27 (c)	172,710	146,826
LCPR Senior Secured Financing DAC
5.125% 7/15/29 (b)	223,000	184,735
6.750% 10/15/27 (b)	283,000	264,605
Radiate Holdco LLC / Radiate Finance, Inc.
6.500% 9/15/28 (b)	336,000	139,440
Sinclair Television Group Inc
5.125% 2/15/27 (b)	178,000	145,179
Sirius XM Radio, Inc.
3.875% 9/01/31 (b)	333,000	259,796
Univision Communications, Inc.
7.375% 6/30/30 (b)	71,000	67,855

	Principal Amount	Value
Virgin Media Secured Finance PLC
4.500% 8/15/30 (b)	$280,000	$233,919
Virgin Media Vendor Financing Notes IV DAC
5.000% 7/15/28 (b)	200,000	174,927
		3,762,396
Mining — 2.4%
Arconic Corp.
6.125% 2/15/28 (b)	178,000	167,011
Compass Minerals International, Inc.
4.875% 7/15/24 (b)	294,000	282,608
6.750% 12/01/27 (b)	192,000	184,320
First Quantum Minerals Ltd.
6.875% 10/15/27 (b)	400,000	375,289
Novelis Corp.
3.250% 11/15/26 (b)	48,000	43,032
3.875% 8/15/31 (b)	341,000	278,390
		1,330,650
Miscellaneous - Manufacturing — 0.3%
Amsted Industries, Inc.
5.625% 7/01/27 (b)	175,000	166,015
Oil & Gas — 9.0%
Apache Corp.
4.750% 4/15/43	65,000	49,043
5.100% 9/01/40	130,000	107,733
5.350% 7/01/49	197,000	159,197
Chesapeake Energy Corp.
5.500% 2/01/26 (b)	90,000	86,848
5.875% 2/01/29 (b)	205,000	194,242
Comstock Resources, Inc.
5.875% 1/15/30 (b)	114,000	98,006
6.750% 3/01/29 (b)	126,000	113,715
CVR Energy, Inc.
5.750% 2/15/28 (b)	350,000	304,675
Hilcorp Energy I LP / Hilcorp Finance Co.
6.250% 11/01/28 (b)	365,000	330,325
Murphy Oil Corp.
6.375% 7/15/28	182,000	175,184
Nabors Industries Ltd.
7.250% 1/15/26 (b)	339,000	319,473
7.500% 1/15/28 (b)	169,000	154,617
Nabors Industries, Inc.
5.750% 2/01/25	55,000	52,449
7.375% 5/15/27 (b)	227,000	219,894
Neptune Energy Bondco PLC
6.625% 5/15/25 (b)	594,000	576,779

The accompanying notes are an integral part of the financial statements.

MML High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Occidental Petroleum Corp.
6.125% 1/01/31	$387,000	$390,556
6.200% 3/15/40	397,000	385,660
6.450% 9/15/36	215,000	219,300
6.950% 7/01/24	42,000	42,735
Parkland Corp.
4.625% 5/01/30 (b)	105,000	86,888
5.875% 7/15/27 (b)	269,000	255,415
Range Resources Corp. Co.
8.250% 1/15/29	123,000	126,745
Southwestern Energy Co.
4.750% 2/01/32	109,000	93,150
Sunoco LP/Sunoco Finance Corp.
6.000% 4/15/27	172,000	169,368
Transocean Guardian Ltd.
5.875% 1/15/24 (b)	25,512	24,912
Transocean Poseidon Ltd.
6.875% 2/01/27 (b)	25,375	24,693
Transocean, Inc.
7.250% 11/01/25 (b)	172,000	152,086
7.500% 1/15/26 (b)	241,000	202,883
		5,116,571
Oil & Gas Services — 0.8%
Weatherford International Ltd.
6.500% 9/15/28 (b)	126,000	123,518
8.625% 4/30/30 (b)	368,000	353,393
		476,911
Packaging & Containers — 2.3%
Clydesdale Acquisition Holdings, Inc.
6.625% 4/15/29 (b)	79,000	75,154
8.750% 4/15/30 (b)	263,000	225,183
Graham Packaging Co., Inc.
7.125% 8/15/28 (b)	89,000	74,247
Mauser Packaging Solutions Holding Co.
5.500% 4/15/24 (b)	164,000	159,447
7.250% 4/15/25 (b) (c)	446,000	412,392
Trident TPI Holdings, Inc.
9.250% 8/01/24 (b)	386,000	366,944
		1,313,367
Pharmaceuticals — 2.3%
1375209 BC Ltd.
9.000% 1/30/28 (b)	136,000	132,430
AdaptHealth LLC
5.125% 3/01/30 (b)	365,000	310,721
Bausch Health Cos., Inc.
4.875% 6/01/28 (b)	215,000	136,749
11.000% 9/30/28 (b)	242,000	188,723
14.000% 10/15/30 (b)	47,000	27,901

	Principal Amount	Value
Jazz Securities DAC
4.375% 1/15/29 (b)	$187,000	$166,645
Organon & Co. / Organon Foreign Debt Co-Issuer BV
4.125% 4/30/28 (b)	180,000	159,372
Perrigo Finance Unlimited Co.
4.400% STEP 6/15/30	194,000	165,291
		1,287,832
Pipelines — 7.2%
Antero Midstream Partners LP / Antero Midstream Finance Corp.
5.375% 6/15/29 (b)	313,000	286,157
CQP Holdco LP / BIP-V Chinook Holdco LLC
5.500% 6/15/31 (b)	379,000	331,060
EnLink Midstream LLC
5.375% 6/01/29	173,000	160,074
EnLink Midstream Partners LP
4.850% 7/15/26	56,000	52,642
5.450% 6/01/47	97,000	77,759
5.600% 4/01/44	257,000	211,965
EQM Midstream Partners LP
4.500% 1/15/29 (b)	157,000	131,867
6.000% 7/01/25 (b)	67,000	64,655
6.500% 7/01/27 (b)	151,000	144,318
Harvest Midstream I LP
7.500% 9/01/28 (b)	514,000	490,582
ITT Holdings LLC
6.500% 8/01/29 (b)	565,000	475,809
NGL Energy Operating LLC / NGL Energy Finance Corp.
7.500% 2/01/26 (b)	350,000	311,176
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp
7.500% 10/01/25 (b)	171,000	172,539
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
4.875% 2/01/31	295,000	264,781
5.500% 3/01/30	494,000	464,815
Venture Global Calcasieu Pass LLC
3.875% 8/15/29 (b)	133,000	116,375
4.125% 8/15/31 (b)	152,000	129,503
Western Midstream Operating LP
5.450% 4/01/44	202,000	167,531
		4,053,608
Real Estate — 0.4%
Realogy Group LLC / Realogy Co-Issuer Corp.
5.750% 1/15/29 (b)	311,000	235,237

The accompanying notes are an integral part of the financial statements.

MML High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Real Estate Investment Trusts (REITS) — 2.5%
Host Hotels & Resorts LP
2.900% 12/15/31	$199,000	$152,750
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.
4.750% 6/15/29 (b)	425,000	343,128
MPT Operating Partnership LP / MPT Finance Corp.
5.000% 10/15/27 (c)	189,000	158,860
RLJ Lodging Trust LP
3.750% 7/01/26 (b)	107,000	95,195
4.000% 9/15/29 (b)	126,000	102,144
Service Properties Trust
3.950% 1/15/28	73,000	51,829
4.375% 2/15/30	115,000	75,980
4.950% 2/15/27	58,000	45,681
7.500% 9/15/25	267,000	254,431
Uniti Group LP / Uniti Fiber Holdings, Inc. / CSL Capital LLC
4.750% 4/15/28 (b)	180,000	143,025
		1,423,023
Retail — 3.2%
Asbury Automotive Group, Inc.
4.625% 11/15/29 (b)	148,000	124,711
Bath & Body Works, Inc.
6.750% 7/01/36	97,000	85,253
6.875% 11/01/35	299,000	265,781
BCPE Ulysses Intermediate, Inc.
7.750% 4/01/27 (b)	405,000	250,254
Macy’s Retail Holdings LLC
5.875% 4/01/29 (b) (c)	40,000	35,416
5.875% 3/15/30 (b)	71,000	61,609
6.125% 3/15/32 (b)	78,000	65,561
Nordstrom, Inc.
5.000% 1/15/44 (c)	331,000	201,082
Sonic Automotive, Inc.
4.625% 11/15/29 (b)	149,000	119,305
4.875% 11/15/31 (b)	63,000	49,530
Staples, Inc.
7.500% 4/15/26 (b)	160,000	137,709
10.750% 4/15/27 (b) (c)	216,000	155,542
Suburban Propane Partners LP / Suburban Energy Finance Corp.
5.000% 6/01/31 (b)	192,000	163,197
Superior Plus LP / Superior General Partner, Inc.
4.500% 3/15/29 (b)	145,000	123,975
		1,838,925

	Principal Amount	Value
Semiconductors — 0.3%
Entegris Escrow Corp.
5.950% 6/15/30 (b)	$204,000	$188,129
Software — 1.4%
AthenaHealth Group, Inc.
6.500% 2/15/30 (b)	242,000	178,338
Consensus Cloud Solutions, Inc.
6.000% 10/15/26 (b)	94,000	87,913
Open Text Corp.
3.875% 2/15/28 (b)	43,000	36,900
Open Text Holdings, Inc.
4.125% 2/15/30 (b)	196,000	157,711
4.125% 12/01/31 (b)	72,000	55,965
Veritas US, Inc./Veritas Bermuda Ltd.
7.500% 9/01/25 (b)	398,000	274,701
		791,528
Telecommunications — 5.4%
Altice France Holding SA
10.500% 5/15/27 (b)	74,000	56,425
Altice France SA
5.125% 7/15/29 (b)	368,000	275,905
Connect Finco SARL / Connect US Finco LLC
6.750% 10/01/26 (b)	122,000	113,065
Consolidated Communications, Inc.
6.500% 10/01/28 (b)	391,000	303,831
Frontier Communications Holdings LLC
6.000% 1/15/30 (b) (c)	713,000	560,113
GoTo Group, Inc.
5.500% 9/01/27 (b)	210,000	112,943
Sprint Capital Corp.
6.875% 11/15/28	476,000	495,034
8.750% 3/15/32	671,000	798,557
T-Mobile USA, Inc.
3.375% 4/15/29	357,000	314,396
		3,030,269
Transportation — 1.6%
Carriage Purchaser, Inc.
7.875% 10/15/29 (b)	191,000	135,610
First Student Bidco, Inc./First Transit Parent, Inc.
4.000% 7/31/29 (b)	425,000	351,529

The accompanying notes are an integral part of the financial statements.

MML High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Seaspan Corp.
5.500% 8/01/29 (b)	$571,000	$432,704
		919,843

TOTAL CORPORATE DEBT (Cost $60,723,074)		52,642,742

TOTAL BONDS & NOTES (Cost $62,579,927)		54,108,001

	Number of Shares
MUTUAL FUNDS — 4.3%
Diversified Financial Services — 4.3%
State Street Navigator Securities Lending Government Money Market Portfolio (d)	2,421,165	2,421,165

TOTAL MUTUAL FUNDS (Cost $2,421,165)		2,421,165

TOTAL LONG-TERM INVESTMENTS (Cost $65,001,092)		56,529,166

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 3.0%
Repurchase Agreement — 3.0%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/30/22, 1.280%, due 1/03/23 (e)	$1,706,681	$1,706,681

TOTAL SHORT-TERM INVESTMENTS (Cost $1,706,681)		1,706,681

TOTAL INVESTMENTS — 102.7% (Cost $66,707,773) (f)		58,235,847

Other Assets/(Liabilities) — (2.7)%		(1,506,092)

NET ASSETS — 100.0%		$56,729,755

Abbreviation Legend

STEP	Step Up Bond
VRN	Variable Rate Note

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	All or a portion of the security represents unsettled loan commitments at December 31, 2022 where the rate will be determined at time of settlement.
(b)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At December 31, 2022, the aggregate market value of these securities amounted to $40,453,959 or 71.31% of net assets.

(c)

Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2022, was $2,535,270 or 4.47% of net assets. The Fund received $167,707 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(d)	Represents investment of security lending cash collateral. (Note 2).
(e)

Maturity value of $1,706,924. Collateralized by U.S. Government Agency obligations with a rate of 2.875%, maturity date of 5/15/28, and an aggregate market value, including accrued interest, of $1,740,818.

(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments
December 31, 2022

	Principal Amount	Value
BONDS & NOTES — 89.3%
NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 53.9%
Automobile Asset-Backed Securities — 4.6%
Avis Budget Rental Car Funding, Series 2017-2A, Class D
4.560% 3/20/24 (a)	$1,000,000	$996,519
Carvana Auto Receivables Trust, Series 2020-N3, Class B
0.660% 6/12/28	1,356,339	1,235,268
Drive Auto Receivables Trust, Series 2021-1, Class C
1.020% 6/15/27	1,200,000	1,174,099
Hertz Vehicle Financing LLC, Series 2021-1A, Class D
3.980% 12/26/25 (a)	3,400,000	3,022,781
Onemain Direct Auto Receivable Trust, Series 2022-1A, Class C
5.310% 6/14/29 (a)	800,000	769,758
Westlake Automobile Receivables Trust, Series 2020-3A, Class D
1.650% 2/17/26 (a)	2,306,000	2,187,024
		9,385,449
Commercial Mortgage-Backed Securities — 4.6%
BHMS Mortgage Trust, Series 2018-ATLS, Class B, 1 mo. USD LIBOR + 1.500%
5.818% FRN 7/15/35 (a)	1,000,000	946,239
BX Commercial Mortgage Trust, Series 2019-XL, Class F, 1 mo. TSFR + 2.114%
6.450% FRN 10/15/36 (a)	1,487,500	1,431,823
CAMB Commercial Mortgage Trust, Series 2019-LIFE, Class D, 1 mo. USD LIBOR + 1.750%
6.068% FRN 12/15/37 (a)	308,865	298,067
Credit Suisse Mortgage Capital Certificates
Series 2019-ICE4, Class D, 1 mo. USD LIBOR + 1.600% 5.918% FRN 5/15/36 (a)	4,000,000	3,900,183
Series 2019-ICE4, Class E, 1 mo. USD LIBOR + 2.150% 6.468% FRN 5/15/36 (a)	2,500,000	2,418,895
KNDL Mortgage Trust, Series 2019-KNSQ, Class E, 1 mo. USD LIBOR + 1.800%
6.118% FRN 5/15/36 (a)	476,000	463,230
		9,458,437

	Principal Amount	Value
Home Equity Asset-Backed Securities — 1.1%
Centex Home Equity Loan Trust, Series 2006-A, Class M1, 1 mo. USD LIBOR + .450%
4.839% FRN 6/25/36	$112,410	$111,880
Citigroup Mortgage Loan Trust, Series 2006-HE2, Class M1, 1 mo. USD LIBOR + .435%
4.824% FRN 8/25/36	281,525	279,097
Home Equity Asset Trust, Series 2005-9, Class M1, 1 mo. USD LIBOR + .615%
5.004% FRN 4/25/36	1,477,663	1,437,483
Residential Asset Securities Trust, Series 2005-EMX1, Class M1, 1 mo. USD LIBOR + .645%
5.034% FRN 3/25/35	398,908	397,797
		2,226,257
Other Asset-Backed Securities — 22.8%
321 Henderson Receivables LLC
Series 2006-1A, Class A1, 1 mo. USD LIBOR + .200% 4.518% FRN 3/15/41 (a)	40,734	40,631
Series 2006-3A, Class A1, 1 mo. USD LIBOR + .200% 4.518% FRN 9/15/41 (a)	55,400	54,418
Affirm Asset Securitization Trust
Series 2021-Z1, Class A, 1.070% 8/15/25 (a)	1,501,719	1,460,074
Series 2021-Z2, Class A, 1.170% 11/16/26 (a)	817,195	780,874
Series 2022-X1, Class A, 1.750% 2/15/27 (a)	820,074	797,123
Series 2020-Z2, Class A, 1.900% 1/15/25 (a)	641,836	631,596
BHG Securitization Trust, Series 2021-B, Class A
0.900% 10/17/34 (a)	957,469	902,403
Cascade Funding Mortgage Trust, Series 2021-EBO1, Class A,
0.985% VRN 11/25/50 (a) (b)	1,180,299	1,108,756
Citigroup Mortgage Loan Trust, Series 2006-WFH2, Class M1, 1 mo. USD LIBOR + .405%
4.794% FRN 8/25/36	53,371	53,322
Crossroads Asset Trust, Series 2021-A, Class A2
0.820% 3/20/24 (a)	102,372	101,585
FCI Funding LLC
Series 2021-1A, Class A, 1.130% 4/15/33 (a)	1,392,435	1,359,888

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2021-1A, Class B, 1.530% 4/15/33 (a)	$928,399	$907,474
Series 2019-1A, Class A, 3.630% 2/18/31 (a)	11,599	11,588
First Franklin Mortgage Loan Trust
Series 2006-FF15, Class A5, 1 mo. USD LIBOR + .160% 4.549% FRN 11/25/36	360,579	349,161
Series 2005-FF9, Class A4, 1 mo. USD LIBOR + .720% 5.109% FRN 10/25/35	99,578	99,436
FNA VI LLC, Series 21-1A, Class A
1.350% 1/10/32 (a)	2,775,539	2,525,638
FREED ABS Trust, Series 2021-2, Class B
1.030% 6/19/28 (a)	329,750	328,699
Gracie Point International Funding
Series 2021-1A, Class A, 1 mo. USD LIBOR + .750% 4.870% FRN 11/01/23 (a)	5,830,758	5,807,373
Series 2022-1A, Class C, 30 day SOFR + 3.500% 7.545% FRN 4/01/24 (a)	1,700,000	1,674,978
7.700% 11/01/24 (a)	1,000,000	999,999
Series 2022-1A, Class E, 30 day SOFR + 5.750% 9.795% FRN 4/01/24 (a)	800,000	799,995
Hilton Grand Vacations Trust, Series 2022-2A, Class C
5.570% 1/25/37 (a)	651,665	626,998
JP Morgan Mortgage Acquisition Trust, Series 2007-CH3, Class A5, 1 mo. USD LIBOR + .260%
4.649% FRN 3/25/37	167,572	160,582
KREF Ltd., Series 2021-FL2, Class D, 1 mo. USD LIBOR + 2.200%
6.526% FRN 2/15/39 (a)	700,000	645,041
LCM Ltd., Series 19A, Class AR, 3 mo. USD LIBOR + 1.240%
5.319% FRN 7/15/27 (a)	280,276	279,197
Lendmark Funding Trust, Series 2019-2A, Class A
2.780% 4/20/28 (a)	5,031,856	4,879,983
New Residential Advance Receivables Trust Advance Receivables Backed
Series 2020-T1, Class AT1, ABS, 144A, 1.426% 8/15/53 (a)	2,250,000	2,094,921
Series 2020-T1, Class BT1, 1.823% 8/15/53 (a)	1,100,000	1,057,983
NP SPE II LP, Series 2019-1A, Class A1
2.574% 9/20/49 (a)	185,414	171,989

	Principal Amount	Value
Oportun Funding LLC, Series 2022-1, Class A
3.250% 6/15/29 (a)	$1,426,939	$1,402,657
Orange Lake Timeshare Trust, Series 2016-A, Class A
2.610% 3/08/29 (a)	60,443	59,930
Pagaya AI Debt Selection Trust
Series 2021-3, Class A, 1.150% 5/15/29 (a)	1,472,867	1,437,109
Series 2022-1, Class A, 2.030% 10/15/29 (a)	7,477,359	7,187,384
Sierra Receivables Funding LLC
Series 2019-3A, Class C, 3.000% 8/20/36 (a)	752,440	709,939
Series 2019-2A, Class C, 3.120% 5/20/36 (a)	1,317,710	1,236,623
Series 2019-1A, Class C, 3.770% 1/20/36 (a)	174,310	163,176
Series 2019-3A, Class D, 4.180% 8/20/36 (a)	192,667	182,675
Series 2019-1A, Class D, 4.750% 1/20/36 (a)	157,709	149,671
Structured Asset Investment Loan Trust, Series 2005-2, Class M2, 1 mo. USD LIBOR + .735%
5.124% FRN 3/25/35	412,747	409,053
Structured Asset Securities Corp. Mortgage Loan Trust
Series 2006-BC6, Class A4, 1 mo. USD LIBOR + .170% 4.559% FRN 1/25/37	165,495	160,931
Series 2006-WF1, Class M4, 1 mo. USD LIBOR + .645% 5.034% FRN 2/25/36	233,483	232,997
Series 2006-GEL1, Class M2, 1 mo. USD LIBOR + 1.200% 5.589% FRN 11/25/35 (a)	458,412	444,855
Upstart Securitization Trust, Series 2021-4, Class A
0.840% 9/20/31 (a)	2,249,444	2,174,501
		46,663,206
Student Loans Asset-Backed Securities — 7.9%
Chase Education Loan Trust, Series 2007-A, Class A4, 3 mo. USD LIBOR + .100%
4.824% FRN 3/28/68	1,830,963	1,778,604
College Loan Corp. Trust, Series 2005-2, Class B, 3 mo. USD LIBOR + .490%
4.569% FRN 1/15/37	273,600	234,667

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Commonbond Student Loan Trust
Series 2021-AGS, Class B, 1.400% 3/25/52 (a)	$139,725	$118,097
Series 2018-CGS, Class C, 4.350% 2/25/46 (a)	13,622	12,215
DRB Prime Student Loan Trust, Series 2017-A, Class A1, 1 mo. USD LIBOR + .850%
5.239% FRN 5/27/42 (a)	439,328	439,401
Edsouth Indenture No 10 LLC, No.10 LLC, Series 2015-2, Class B, 1 mo. USD LIBOR + 1.500%
5.889% FRN 12/25/58 (a)	1,000,000	999,431
Edsouth Indenture No. 9 LLC, No.9 LLC, Series 2015-1, Class A, 1 mo. USD LIBOR + .800%
5.189% FRN 10/25/56 (a)	219,870	219,368
ELFI Graduate Loan Program LLC, Series 2018-A, Class A1, 1 mo. USD LIBOR + .750%
5.139% FRN 8/25/42 (a)	192,296	187,597
Goal Capital Funding Trust, Series 2010-1, Class A, 3 mo. USD LIBOR + .700%
5.457% FRN 8/25/48 (a)	115,872	112,391
JP Morgan Student Loan Trust, Series 2007-A, Class B, 3 mo. USD LIBOR + .350%
4.724% FRN 6/28/39 (a)	319,418	287,903
Laurel Road Prime Student Loan Trust, Series 2019-A, Class A1FX
2.340% 10/25/48 (a)	122,179	119,654
Navient Private Education Loan Trust, Series 2015-AA, Class A2B, 1 mo. USD LIBOR + 1.200%
5.518% FRN 12/15/28 (a)	65,295	65,308
Navient Private Education Refi Loan Trust
Series 2021-A, Class A, 0.840% 5/15/69 (a)	2,032,311	1,757,760
Series 2020-HA, Class A, 1.310% 1/15/69 (a)	382,122	339,232
Navient Student Loan Trust, Series 2017-1A, Class A3, 1 mo. USD LIBOR + 1.150%
5.539% FRN 7/26/66 (a)	343,554	337,162
Nelnet Private Education Loan Trust, Series 2016-A, Class A1A, 1 mo. USD LIBOR + 1.750%
6.139% FRN 12/26/40 (a)	14,234	14,227

	Principal Amount	Value
Nelnet Student Loan Trust
Series 2006-2, Class B, 3 mo. USD LIBOR + .200% 4.558% FRN 1/25/38	$436,227	$385,864
Series 2004-3, Class B, 3 mo. USD LIBOR + .350% 4.708% FRN 10/25/40	870,503	809,608
Series 2005-2, Class B, 3 mo. USD LIBOR + .170% 4.923% FRN 3/23/37	854,830	776,479
Series 2006-3, Class B, 3 mo. USD LIBOR + .250% 4.974% FRN 6/25/41	201,445	182,638
Series 2014-2A, Class B, 1 mo. USD LIBOR + 1.500% 5.889% FRN 6/25/41 (a)	375,000	370,686
SLC Student Loan Trust
Series 2006-2, Class B, 3 mo. USD LIBOR + .230% 4.999% FRN 12/15/39	779,260	704,723
Series 2005-2, Class B, 3 mo. USD LIBOR + .280% 5.049% FRN 3/15/40	1,173,491	1,091,540
SLM Student Loan Trust
Series 2005-5, Class A4, 3 mo. USD LIBOR + .140% 4.498% FRN 10/25/28	89,784	88,782
Series 2006-4, Class B, 3 mo. USD LIBOR + .200% 4.558% FRN 1/25/70	246,864	232,070
Series 2006-5, Class B, 3 mo. USD LIBOR + .210% 4.568% FRN 10/25/40	310,956	290,659
Series 2006-2, Class B, 3 mo. USD LIBOR + .220% 4.578% FRN 1/25/41	304,550	280,579
Series 2003-14, Class A6, 3 mo. USD LIBOR + .300% 4.658% FRN 7/25/25	17,936	17,932
Series 2005-8, Class B, 3 mo. USD LIBOR + .310% 4.668% FRN 1/25/55	274,391	250,517
Series 2004-8, Class B, 3 mo. USD LIBOR + .460% 4.818% FRN 1/25/40	281,990	252,614
Series 2004-3, Class B, 3 mo. USD LIBOR + .470% 4.828% FRN 10/25/64	198,302	187,806
Series 2003-11, Class B, 3 mo. USD LIBOR + .650% 5.419% FRN 12/15/38	275,161	258,111

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SMB Private Education Loan Trust
Series 2018-B, Class A2B, 1 mo. USD LIBOR + .720% 5.038% FRN 1/15/37 (a)	$702,930	$685,138
Series 2019-A, Class A2B, 1 mo. USD LIBOR + .870% 5.188% FRN 7/15/36 (a)	887,027	874,501
Series 2014-A, Class A3, 1 mo. USD LIBOR + 1.500% 5.818% FRN 4/15/32 (a)	656,079	653,846
SoFi Alternative Trust, Series 2019-C, Class PT,
5.188% VRN 1/25/45 (a) (b)	607,500	560,965
SoFi Professional Loan Program LLC, Series 2017-A, Class A1, 1 mo. USD LIBOR + .700%
5.089% FRN 3/26/40 (a)	45,349	45,218
		16,023,293
Whole Loan Collateral Collateralized Mortgage Obligations — 12.9%
Angel Oak Mortgage Trust
Series 2020-6, Class A1, 1.261% VRN 5/25/65 (a) (b)	1,043,842	895,760
Series 2022-2, Class A1, 3.353% VRN 1/25/67 (a) (b)	2,052,998	1,875,205
CIM Trust, Series 2019-INV3, Class A11, 1 mo. USD LIBOR + 1.000%
4.966% FRN 8/25/49 (a)	857,522	788,637
COLT Mortgage Loan Trust, Series 2022-1, Class A1,
2.284% VRN 12/27/66 (a) (b)	6,638,763	5,772,897
Lakeview Trust
Series 2022-1, Class M3, 4.585% 4/25/52 (a)	700,000	654,071
Series 2022-3, Class M3, 5.437% 5/29/52 (a)	1,300,000	1,196,780
NewRez Warehouse Securitization Trust, Series 2021-1, Class A, 1 mo. USD LIBOR + .750%
5.139% FRN 5/25/55 (a)	4,667,000	4,587,808
Oceanview Trust
Series 2021-1, Class A, 1.219% 12/29/51 (a)	1,836,745	1,756,711
Series 2021-1, Class M3, 3.090% 12/29/51 (a)	2,000,000	1,855,405
Onslow Bay Financial LLC
Series 2021-NQM2, Class A2, 1.357% VRN 5/25/61 (a) (b)	1,368,043	1,037,052
Series 2020-EXP1, Class 2A2, 1 mo. USD LIBOR + .950% 5.339% FRN 2/25/60 (a)	377,012	344,713

	Principal Amount	Value
PNMAC GMSR Issuer Trust, Series 2018-GT1, Class A, 1 mo. USD LIBOR + 2.850%
7.239% FRN 2/25/23 (a)	$440,000	$439,049
PSMC Trust, Series 2020-2, Class A2,
3.000% VRN 5/25/50 (a) (b)	736,582	651,529
Starwood Mortgage Residential Trust, Series 2019-INV1, Class A3,
2.916% VRN 9/27/49 (a) (b)	919,707	863,762
Starwood Residential Mortgage Trust, Series 2021-1, Class A3,
1.528% VRN 5/25/65 (a) (b)	3,233,455	2,647,529
Verus Securitization Trust
Series 2021-3, Class A3, 1.437% VRN 6/25/66 (a) (b)	798,438	636,583
Series 2019-INV2, Class A3, 3.219% VRN 7/25/59 (a) (b)	317,495	302,684
		26,306,175

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $115,911,845)		110,062,817

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (c) — 11.6%
Pass-Through Securities — 0.0%
Federal Home Loan Mortgage Corp. Pool #1Q0239, 1 year CMT + 2.175% 3.018% FRN 3/01/37	86,861	87,909
Whole Loans — 11.6%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
Series 2021-DNA6, Class M1, 30 day SOFR + .800% 4.728% FRN 10/25/41 (a)	6,550,000	6,465,735
Series 2021-HQA3, Class M1, 30 day SOFR + .850% 4.778% FRN 9/25/41 (a)	6,748,849	6,453,398
Series 2021-DNA7, Class M1, 30 day SOFR + .850% 4.778% FRN 11/25/41 (a)	2,500,485	2,455,138
Series 2022-DNA3, Class M1A, 30 day SOFR + 2.000% 5.928% FRN 4/25/42 (a)	2,014,360	2,009,899
Series 2020-DNA1, Class M2, 1 mo. USD LIBOR + 1.700% 6.089% FRN 1/25/50 (a)	1,106,456	1,101,862
Series 2018-DNA3, Class M2A, 1 mo. USD LIBOR + 2.100% 6.489% FRN 9/25/48 (a)	721,274	722,083

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2020-DNA5, Class M2, 30 day SOFR + 2.800% 6.728% FRN 10/25/50 (a)	$198,597	$199,556
Series 2022-DNA5, Class M1A, 30 day SOFR + 2.950% 6.878% FRN 6/25/42 (a)	620,713	627,539
Federal National Mortgage Association Connecticut Avenue Securities Trust
Series 2019-R03, Class 1M2, 1 mo. USD LIBOR + 2.150% 6.539% FRN 9/25/31 (a)	675,229	673,570
Series 2019-R02, Class 1M2, 1 mo. USD LIBOR + 2.300% 6.689% FRN 8/25/31 (a)	315,101	315,184
Series 2022-R07, Class 1M1, 30 day SOFR + 2.950% 6.894% FRN 6/25/42 (a)	2,651,718	2,674,580
		23,698,544

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $24,256,836)		23,786,453

U.S. TREASURY OBLIGATIONS — 23.8%
U.S. Treasury Bonds & Notes — 23.8%
U.S. Treasury Inflation Index
0.125% 2/15/52	1,016,880	658,469
0.125% 4/15/25	1,730,385	1,650,219
0.125% 10/15/25	1,894,844	1,802,211
0.125% 4/15/26	1,022,598	962,227
0.125% 7/15/26	1,740,340	1,641,426
0.125% 10/15/26	2,017,333	1,892,720
0.125% 4/15/27	1,688,560	1,575,209
0.125% 1/15/30	1,447,688	1,301,882
0.125% 7/15/30	1,743,270	1,562,661
0.125% 1/15/31	1,688,374	1,501,135
0.125% 7/15/31	1,667,625	1,475,164
0.125% 1/15/32	1,988,621	1,743,772
0.125% 2/15/51	743,925	479,037
0.250% 7/15/29	1,397,880	1,281,190
0.250% 2/15/50	695,400	468,861
0.375% 7/15/25 (d)	2,255,435	2,167,729
0.375% 1/15/27	431,739	407,527
0.375% 7/15/27	1,400,827	1,321,579
0.500% 1/15/28	1,540,200	1,449,894
0.625% 1/15/26	1,536,199	1,475,831
0.625% 7/15/32	3,435,593	3,150,188
0.625% 2/15/43	712,822	575,121
0.750% 7/15/28	1,750,928	1,669,708

	Principal Amount	Value
0.750% 2/15/42	$593,415	$496,730
0.750% 2/15/45	1,170,477	946,516
0.875% 1/15/29	1,180,080	1,125,490
0.875% 2/15/47 (e)	864,073	708,259
1.000% 2/15/46 (e)	628,785	533,960
1.000% 2/15/48	604,170	508,423
1.000% 2/15/49	532,868	445,312
1.375% 2/15/44	1,214,604	1,127,921
1.625% 10/15/27	2,665,609	2,665,296
1.750% 1/15/28	2,133,495	2,134,301
2.000% 1/15/26	900,780	900,402
2.125% 2/15/40	413,586	437,852
2.125% 2/15/41	612,297	648,676
2.375% 1/15/27	443,271	452,569
2.500% 1/15/29	832,716	869,131
3.375% 4/15/32	419,680	480,834
3.625% 4/15/28	829,035	904,436
3.875% 4/15/29	906,280	1,019,353
		48,619,221

TOTAL U.S. TREASURY OBLIGATIONS (Cost $54,989,836)		48,619,221

TOTAL BONDS & NOTES (Cost $195,158,517)		182,468,491

	Number of Shares
MUTUAL FUNDS — 0.6%
Diversified Financial Services — 0.6%
State Street Navigator Securities Lending Government Money Market Portfolio (f)	1,269,875	1,269,875

TOTAL MUTUAL FUNDS (Cost $1,269,875)		1,269,875

TOTAL LONG-TERM INVESTMENTS (Cost $196,428,392)		183,738,366

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 10.1%
Commercial Paper — 9.3%
Amcor Flexibles North America, Inc.
4.702% 1/05/23 (a)	$1,000,000	$999,237
Florida Power & Light Co.
4.311% 1/03/23	1,000,000	999,509
HP, Inc.
4.864% 1/23/23 (a)	3,000,000	2,990,712
Spire, Inc.
4.867% 1/17/23 (a)	3,000,000	2,993,044
Tampa Electric Co.
4.887% 1/23/23 (a)	6,000,000	5,981,264
VF Corp.
4.977% 2/02/23 (a)	3,000,000	2,987,352
Walgreens Boots Alliance, Inc.
5.097% 2/06/23 (a)	2,000,000	1,989,831
		18,940,949
Repurchase Agreement — 0.8%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/30/22, 1.280%, due 1/03/23 (g)	1,612,936	1,612,936

TOTAL SHORT-TERM INVESTMENTS (Cost $20,556,477)		20,553,885

TOTAL INVESTMENTS — 100.0% (Cost $216,984,869) (h)		204,292,251

Other Assets/(Liabilities) — 0.0%		17,997

NET ASSETS — 100.0%		$204,310,248

Abbreviation Legend

FRN	Floating Rate Note
VRN	Variable Rate Note

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At December 31, 2022, the aggregate market value of these securities amounted to $137,778,502 or 67.44% of net assets.

(b)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at December 31, 2022.

(c)	May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.
(d)	All or a portion of this security is pledged/held as collateral for open derivatives. (Note 2).
(e)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2022, was $1,244,675 or 0.61% of net assets. (Note 2).
(f)	Represents investment of security lending cash collateral. (Note 2).
(g)

Maturity value of $1,613,165. Collateralized by U.S. Government Agency obligations with a rate of 0.000%, maturity date of 6/29/23, and an aggregate market value, including accrued interest, of $1,645,217.

(h)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Short
U.S. Treasury Long Bond	3/22/23	2	$(256,869)	$6,181
U.S. Treasury Ultra 10 Year	3/22/23	6	(710,747)	1,059
U.S. Ultra Bond	3/22/23	4	(561,487)	24,237
U.S. Treasury Note 2 Year	3/31/23	225	(46,125,242)	(17,336)
U.S. Treasury Note 5 Year	3/31/23	25	(2,703,594)	5,352
				$19,493

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund
Rate/ Reference	Frequency	Rate/ Reference	Frequency	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Fixed 3.090%	Maturity	12-Month US CPI	Maturity	11/08/24	USD	4,000,000	$(32,497)	$—	$(32,497)
12-Month USD SOFR	Annually	Fixed 3.552%	Annually	12/07/24	USD	7,500,000	(128,339)	—	(128,339)
12-Month USD SOFR	Annually	Fixed 4.062%	Annually	12/22/24	USD	7,500,000	(55,910)	—	(55,910)
Fixed 2.494%	Maturity	12-Month US CPI	Maturity	12/23/24	USD	14,000,000	11,158	—	11,158
12-Month USD SOFR	Annually	Fixed 4.250%	Annually	5/01/25	USD	14,500,000	10,232	—	10,232
12-Month USD SOFR	Annually	Fixed 4.661%	Annually	5/08/25	USD	14,400,000	125,587	—	125,587
Fixed 3.082%	Annually	12-Month USD SOFR	Annually	12/07/32	USD	1,680,000	61,210	—	61,210
Fixed 3.352%	Annually	12-Month USD SOFR	Annually	12/22/32	USD	1,694,000	23,749	—	23,749
Fixed 3.713%	Annually	12-Month USD SOFR	Annually	5/01/33	USD	3,300,000	(66,535)	—	(66,535)
Fixed 3.905%	Annually	12-Month USD SOFR	Annually	5/08/33	USD	3,300,000	(119,716)	—	(119,716)
							$(171,061)	$—	$(171,061)

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

OTC Total Return Swaps

Paid by the Fund		Received by the Fund
Rate/ Reference	Frequency	Rate/ Reference	Frequency	Counterparty	Termination Date	No. of Contracts/ Notional	Value	Upfront Premium Received (Paid)/ Received	Unrealized Appreciation/ (Depreciation)
Fed Funds + 9.0 BP	Maturity	Bloomberg US Treasury Inflation Notes TR Index	Maturity	BNP Paribas SA*	1/31/23	31,823,920	$(2,305,922)	$—	$(2,305,922)
Fed Funds + 8.5 BP	Maturity	Bloomberg US Treasury Inflation Notes TR Index	Maturity	BNP Paribas SA*	2/28/23	41,153,453	(1,939,043)	—	(1,939,043)
Fed Funds + 8.0 BP	Maturity	Bloomberg US Treasury Inflation Notes TR Index	Maturity	Goldman Sachs International*	1/31/23	40,149,212	(2,909,162)	—	(2,909,162)
Fed Funds + 8.5 BP	Maturity	Bloomberg US Treasury Inflation Notes TR Index	Maturity	Goldman Sachs International*	2/28/23	43,355,974	(2,042,820)	—	(2,042,820)
							$(9,196,947)	$—	$(9,196,947)

*	Contracts are subject to a master netting agreement or similar agreement.

Currency Legend

USD U.S. Dollar

The accompanying notes are an integral part of the financial statements.

MML iShares® 60/40 Allocation Fund – Portfolio of Investments
December 31, 2022

	Number of Shares	Value
MUTUAL FUNDS — 100.0%
Diversified Financial Services — 100.0%
iShares 1-5 Year Investment Grade Corporate Bond ETF	26,940	$1,342,151
iShares 20+ Year Treasury Bond ETF	5,390	536,628
iShares Broad USD High Yield Corporate Bond ETF	7,895	272,614
iShares Core Dividend Growth ETF	16,236	811,800
iShares Core International Aggregate Bond ETF	2,811	133,663
iShares Core MSCI Emerging Markets ETF	11,523	538,124
iShares Core MSCI International Developed Markets ETF	62,713	3,510,674
iShares Core S&P 500 ETF	6,380	2,451,260
iShares Core S&P Mid-Cap ETF	2,252	544,736
iShares Core S&P Total US Stock Market ETF	99,668	8,451,846
iShares Core U.S. Aggregate Bond ETF	87,049	8,442,883

TOTAL MUTUAL FUNDS (Cost $30,641,694)		27,036,379

TOTAL LONG-TERM INVESTMENTS (Cost $30,641,694)		27,036,379

TOTAL INVESTMENTS — 100.0% (Cost $30,641,694) (a)		27,036,379

Other Assets/(Liabilities) — 0.0%		4,360

NET ASSETS — 100.0%		$27,040,739

Abbreviation Legend

ETF	Exchange-Traded Fund

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML iShares® 80/20 Allocation Fund – Portfolio of Investments
December 31, 2022

	Number of Shares	Value
MUTUAL FUNDS — 100.3%
Diversified Financial Services — 100.3%
iShares 1-5 Year Investment Grade Corporate Bond ETF (a)	40,033	$1,994,444
iShares 20+ Year Treasury Bond ETF (a)	4,005	398,738
iShares Broad USD High Yield Corporate Bond ETF	11,732	405,106
iShares Core Dividend Growth ETF	24,127	1,206,350
iShares Core International Aggregate Bond ETF	8,356	397,328
iShares Core MSCI Emerging Markets ETF	42,811	1,999,274
iShares Core MSCI International Developed Markets ETF	107,531	6,019,585
iShares Core S&P 500 ETF	8,427	3,237,738
iShares Core S&P Mid-Cap ETF	6,693	1,618,970
iShares Core S&P Total US Stock Market ETF	214,997	18,231,745
iShares Core U.S. Aggregate Bond ETF	49,272	4,778,891
State Street Navigator Securities Lending Government Money Market Portfolio (b)	137,675	137,675

TOTAL MUTUAL FUNDS (Cost $45,059,062)		40,425,844

TOTAL LONG-TERM INVESTMENTS (Cost $45,059,062)		40,425,844

TOTAL INVESTMENTS — 100.3% (Cost $45,059,062) (c)		40,425,844

Other Assets/(Liabilities) — (0.3)%		(119,305)

NET ASSETS — 100.0%		$40,306,539

Abbreviation Legend

ETF	Exchange-Traded Fund

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2022, was $134,506 or 0.33% of net assets. (Note 2).
(b)	Represents investment of security lending cash collateral. (Note 2).
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments
December 31, 2022

	Principal Amount	Value
BONDS & NOTES — 98.8%
CORPORATE DEBT — 38.0%
Aerospace & Defense — 0.4%
The Boeing Co.
5.150% 5/01/30	$2,200,000	$2,152,280
5.930% 5/01/60	605,000	554,664
		2,706,944
Agriculture — 1.0%
Altria Group, Inc.
5.800% 2/14/39	1,375,000	1,262,618
BAT Capital Corp.
2.259% 3/25/28	725,000	603,587
3.462% 9/06/29	1,075,000	923,349
4.700% 4/02/27	1,065,000	1,022,305
4.758% 9/06/49	540,000	393,843
Imperial Brands Finance PLC
3.875% 7/26/29 (a)	1,739,000	1,486,814
Reynolds American, Inc.
5.850% 8/15/45	985,000	843,775
Viterra Finance BV
3.200% 4/21/31 (a)	1,315,000	996,700
		7,532,991
Airlines — 0.2%
Spirit Airlines Pass-Through Trust, Series 2015-1, Class A,
4.100% 10/01/29	1,195,520	1,065,464
United Airlines Pass-Through Trust, Series 2018-1, Class B,
4.600% 9/01/27	357,512	326,700
		1,392,164
Auto Manufacturers — 0.7%
General Motors Co.
5.150% 4/01/38	800,000	693,213
6.800% 10/01/27	1,890,000	1,964,587
General Motors Financial Co., Inc.
3.100% 1/12/32	1,750,000	1,376,082
Nissan Motor Co. Ltd.
4.345% 9/17/27 (a)	1,063,000	964,916
		4,998,798
Auto Parts & Equipment — 0.1%
Lear Corp.
3.550% 1/15/52	1,325,000	809,484
Banks — 7.9%
ABN AMRO Bank NV
4.750% 7/28/25 (a)	1,875,000	1,818,394

	Principal Amount	Value
Bank Hapoalim BM 5 year CMT + 2.155%
3.255% VRN 1/21/32 (a)	$2,600,000	$2,237,248
Bank of America Corp.
SOFR + 1.220% 2.299% VRN 7/21/32	1,355,000	1,047,301
5 year CMT + 1.200% 2.482% VRN 9/21/36	2,635,000	1,942,682
5 year CMT + 2.000% 3.846% VRN 3/08/37	2,145,000	1,781,776
3 mo. USD LIBOR + 1.814% 4.244% VRN 4/24/38	1,150,000	981,497
3 mo. USD LIBOR + 1.310% 4.271% VRN 7/23/29	475,000	443,742
6.110% 1/29/37	1,550,000	1,571,815
7.750% 5/14/38	400,000	467,087
The Bank of Nova Scotia 3 mo. USD LIBOR + 2.648%
6.567% VRN (b)	3,575,000	3,323,031
Barclays PLC
4.337% 1/10/28	920,000	856,202
5.200% 5/12/26	1,320,000	1,284,819
5 year CMT + 5.431% 8.000% VRN (b)	1,382,000	1,292,170
BPCE SA SOFR + 1.730%
3.116% VRN 10/19/32 (a)	1,860,000	1,362,908
Citigroup, Inc.
3 mo. USD LIBOR + 4.068% 5.950% VRN (b)	890,000	881,322
6.625% 6/15/32	1,525,000	1,611,350
Credit Suisse AG
6.500% 8/08/23 (a)	1,630,000	1,576,210
Credit Suisse Group AG
SOFR + .980% 1.305% VRN 2/02/27 (a)	2,500,000	1,996,709
SOFR + 3.340% 6.373% VRN 7/15/26 (a)	892,000	838,105
Deutsche Bank AG SOFR + 1.318%
2.552% VRN 1/07/28	2,580,000	2,199,622
Discover Bank 5 year USD Swap + 1.730%
4.682% VRN 8/09/28	1,955,000	1,876,668
First Republic Bank
4.375% 8/01/46	1,700,000	1,297,248
The Goldman Sachs Group, Inc.
SOFR + 1.410% 3.102% VRN 2/24/33	1,500,000	1,222,218
6.750% 10/01/37	1,795,000	1,909,619
HSBC Holdings PLC
SOFR + 1.290% 1.589% VRN 5/24/27	699,000	603,568

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SOFR + 1.285% 2.206% VRN 8/17/29	$1,203,000	$976,631
SOFR + 3.350% 7.390% VRN 11/03/28	2,225,000	2,335,037
JP Morgan Chase & Co.
SOFR + 2.515% 2.956% VRN 5/13/31	1,000,000	826,352
5.600% 7/15/41	1,125,000	1,130,701
Macquarie Bank Ltd. 5 year CMT + 1.700%
3.052% VRN 3/03/36 (a)	1,324,000	960,586
Macquarie Group Ltd. SOFR + 1.069%
1.340% VRN 1/12/27 (a)	950,000	828,865
Mizrahi Tefahot Bank Ltd. 5 year CMT + 2.250%
3.077% VRN 4/07/31 (a)	2,780,000	2,435,975
Morgan Stanley
SOFR + 1.360% 2.484% VRN 9/16/36	1,270,000	924,040
4.350% 9/08/26	3,200,000	3,109,686
SOFR + 2.620% 5.297% VRN 4/20/37	2,320,000	2,128,199
National Australia Bank Ltd. 5 year CMT + 1.700%
3.347% VRN 1/12/37 (a)	2,960,000	2,259,147
Societe Generale SA 1 year CMT + 1.000%
1.792% VRN 6/09/27 (a)	2,010,000	1,734,000
Toronto-Dominion Bank
8.125% 10/31/82	1,706,000	1,774,240
UBS Group AG 1 year CMT + 1.750%
4.751% VRN 5/12/28 (a)	1,575,000	1,509,408
		59,356,178
Beverages — 0.5%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.
4.900% 2/01/46	2,050,000	1,878,897
Bacardi Ltd.
5.150% 5/15/38 (a)	450,000	408,594
Molson Coors Beverage Co.
4.200% 7/15/46	1,859,000	1,451,120
5.000% 5/01/42	360,000	321,132
		4,059,743
Chemicals — 0.8%
Celanese US Holdings LLC
6.050% 3/15/25	2,025,000	2,019,621
DuPont de Nemours, Inc.
5.319% 11/15/38	1,200,000	1,157,052

	Principal Amount	Value
Syngenta Finance NV
4.441% 4/24/23 (a)	$1,183,000	$1,177,688
Yara International ASA
3.800% 6/06/26 (a)	1,850,000	1,707,210
		6,061,571
Computers — 0.2%
Dell International LLC / EMC Corp.
8.100% 7/15/36	325,000	365,576
Leidos, Inc.
2.300% 2/15/31	1,260,000	968,356
		1,333,932
Diversified Financial Services — 3.2%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
3.300% 1/30/32	4,115,000	3,228,926
Antares Holdings LP
2.750% 1/15/27 (a)	1,275,000	1,022,763
3.950% 7/15/26 (a)	2,555,000	2,212,297
6.000% 8/15/23 (a)	1,330,000	1,311,030
8.500% 5/18/25 (a)	720,000	735,559
Ares Finance Co. III LLC 5 year CMT + 3.237%
4.125% VRN 6/30/51 (a)	1,585,000	1,196,675
Ares Finance Co. LLC
4.000% 10/08/24 (a)	2,080,000	1,986,222
Avolon Holdings Funding Ltd.
2.528% 11/18/27 (a)	2,755,000	2,205,546
3.250% 2/15/27 (a)	1,610,000	1,379,655
4.250% 4/15/26 (a)	2,976,000	2,702,403
5.500% 1/15/26 (a)	190,000	180,817
Blue Owl Finance LLC
3.125% 6/10/31 (a)	3,120,000	2,324,689
4.125% 10/07/51 (a)	1,675,000	991,701
Global Aircraft Leasing Co. Ltd.
6.500% 9/15/24 (a)	1,502,197	1,276,867
Lazard Group LLC
3.625% 3/01/27	1,253,000	1,158,473
		23,913,623
Electric — 1.1%
CMS Energy Corp.
4.875% 3/01/44	780,000	712,815
Duke Energy Corp.
3.750% 9/01/46	1,500,000	1,120,348
Enel Finance International NV
5.000% 6/15/32 (a)	1,700,000	1,528,713
NextEra Energy Capital Holdings, Inc. 5 year CMT + 2.547%
3.800% VRN 3/15/82	1,250,000	1,019,965

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pacific Gas and Electric Co.
2.500% 2/01/31	$775,000	$605,575
PG&E Wildfire Recovery Funding LLC
4.674% 12/01/53	1,200,000	1,070,267
Puget Energy, Inc.
2.379% 6/15/28	840,000	715,628
Texas Electric Market Stabilization Funding N LLC
5.167% 2/01/52 (a)	2,000,000	1,913,763
		8,687,074
Entertainment — 0.2%
Warnermedia Holdings, Inc.
4.279% 3/15/32 (a)	2,060,000	1,699,233
Food — 0.8%
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
3.625% 1/15/32 (a)	5,300,000	4,293,000
Smithfield Foods, Inc.
2.625% 9/13/31 (a)	1,730,000	1,241,459
3.000% 10/15/30 (a)	943,000	718,533
		6,252,992
Gas — 0.4%
CenterPoint Energy Resources Corp.
6.625% 11/01/37	1,250,000	1,297,505
NiSource, Inc.
4.800% 2/15/44	1,035,000	919,152
5.800% 2/01/42	950,000	891,918
		3,108,575
Health Care – Services — 0.1%
City of Hope
4.378% 8/15/48	1,050,000	860,956
Insurance — 6.3%
Allianz SE 5 year CMT + 2.973%
3.500% VRN (a) (b)	4,200,000	3,518,245
Allstate Corp. 3 mo. USD LIBOR + 2.938%
5.750% VRN 8/15/53	2,885,000	2,711,900
American International Group, Inc. 3 mo. USD LIBOR + 2.868%
5.750% VRN 4/01/48	2,177,000	2,079,419
AmTrust Financial Services, Inc.
6.125% 8/15/23	3,370,000	3,250,395
Ascot Group Ltd.
4.250% 12/15/30 (a)	1,990,000	1,715,858
Athene Global Funding
2.673% 6/07/31 (a)	2,505,000	1,939,475

	Principal Amount	Value
AXIS Specialty Finance LLC 5 year CMT + 3.186%
4.900% VRN 1/15/40	$1,315,000	$1,078,300
Brighthouse Financial, Inc.
4.700% 6/22/47	1,125,000	829,536
5.625% 5/15/30	1,461,000	1,393,270
CNO Financial Group, Inc.
5.250% 5/30/29	2,619,000	2,502,957
Corebridge Financial, Inc. 5 year CMT + 3.846%
6.875% VRN 12/15/52 (a)	2,041,000	1,897,426
Enstar Finance LLC 5 year CMT + 5.468%
5.750% VRN 9/01/40	2,200,000	1,991,000
Enstar Group Ltd.
4.950% 6/01/29	2,480,000	2,278,285
Global Atlantic Fin Co.
3.125% 6/15/31 (a)	4,487,000	3,302,658
5 year CMT + 3.796% 4.700% VRN 10/15/51 (a)	3,060,000	2,330,703
Hanwha Life Insurance Co. Ltd. 5 year CMT + 1.850%
3.379% VRN 2/04/32 (a)	2,485,000	2,071,959
Hill City Funding Trust
4.046% 8/15/41 (a)	4,000,000	2,769,745
Jackson Financial, Inc.
3.125% 11/23/31	1,024,000	787,519
Liberty Mutual Group, Inc. 5 year CMT + 3.315%
4.125% VRN 12/15/51 (a)	1,220,000	993,812
MetLife Capital Trust IV
7.875% 12/15/67 (a)	725,000	783,078
Prudential Financial, Inc.
3 mo. USD LIBOR + 3.920% 5.625% VRN 6/15/43	1,025,000	1,007,063
3 mo. USD LIBOR + 2.665% 5.700% VRN 9/15/48	1,740,000	1,661,700
Sammons Financial Group, Inc.
3.350% 4/16/31 (a)	3,805,000	2,905,206
4.450% 5/12/27 (a)	270,000	252,141
4.750% 4/08/32 (a)	805,000	674,356
USF&G Capital I
8.500% 12/15/45 (a)	885,000	960,850
		47,686,856
Internet — 0.2%
Expedia Group, Inc.
4.625% 8/01/27	1,330,000	1,277,867

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Investment Companies — 1.4%
Ares Capital Corp.
2.150% 7/15/26	$1,850,000	$1,568,883
BlackRock TCP Capital Corp.
3.900% 8/23/24	1,316,000	1,257,313
Blackstone Private Credit Fund
1.750% 9/15/24	335,000	308,105
2.625% 12/15/26	3,425,000	2,838,775
Golub Capital BDC, Inc.
2.500% 8/24/26	880,000	748,053
3.375% 4/15/24	2,438,000	2,345,405
OWL Rock Core Income Corp.
4.700% 2/08/27	1,945,000	1,756,187
		10,822,721
Iron & Steel — 0.1%
Vale Overseas Ltd.
6.875% 11/21/36	1,030,000	1,087,353
Lodging — 0.3%
Las Vegas Sands Corp.
3.200% 8/08/24	2,070,000	1,966,921
Media — 0.7%
Charter Communications Operating LLC/Charter Communications Operating Capital
3.900% 6/01/52	765,000	482,880
6.484% 10/23/45	1,485,000	1,344,865
Comcast Corp.
2.887% 11/01/51	350,000	226,101
2.937% 11/01/56	1,184,000	737,843
3.969% 11/01/47	630,000	503,645
Discovery Communications LLC
4.000% 9/15/55	1,210,000	730,472
4.650% 5/15/50	490,000	337,911
Time Warner Cable, Inc.
6.750% 6/15/39	985,000	934,440
		5,298,157
Metal Fabricate & Hardware — 0.2%
The Timken Co.
4.500% 12/15/28	1,655,000	1,571,012
Mining — 0.2%
Glencore Finance Canada Ltd.
5.550% STEP 10/25/42 (a)	894,000	807,157
Teck Resources Ltd.
6.000% 8/15/40	808,000	774,965
		1,582,122

	Principal Amount	Value
Oil & Gas — 2.3%
BP Capital Markets PLC
5 year CMT + 4.036% 4.375% VRN (b)	$2,400,000	$2,292,000
5 year CMT + 4.398% 4.875% VRN (b)	1,475,000	1,290,625
Cenovus Energy, Inc.
6.750% 11/15/39	765,000	796,445
EQT Corp.
3.900% 10/01/27	2,160,000	1,994,625
7.000% STEP 2/01/30	1,795,000	1,861,630
Occidental Petroleum Corp.
6.600% 3/15/46	1,258,000	1,294,469
Ovintiv, Inc.
6.500% 8/15/34	1,050,000	1,060,816
6.500% 2/01/38	545,000	542,658
Patterson-UTI Energy, Inc.
3.950% 2/01/28	2,435,000	2,151,687
5.150% 11/15/29	1,225,000	1,100,287
Petroleos Mexicanos
5.350% 2/12/28	665,000	559,631
6.375% 1/23/45	595,000	368,678
6.500% 3/13/27	585,000	533,765
6.625% 6/15/35	140,000	101,626
Santos Finance Ltd.
3.649% 4/29/31 (a)	1,490,000	1,189,279
		17,138,221
Oil & Gas Services — 0.5%
NOV, Inc.
3.600% 12/01/29	3,123,000	2,750,753
3.950% 12/01/42	1,506,000	1,056,093
		3,806,846
Pharmaceuticals — 0.7%
AbbVie, Inc.
4.700% 5/14/45	860,000	770,530
Cigna Corp.
4.800% 7/15/46	880,000	794,531
CVS Health Corp.
5.050% 3/25/48	455,000	410,452
6.125% 9/15/39	560,000	577,785
CVS Pass-Through Trust
5.926% 1/10/34 (a)	924,396	904,243
7.507% 1/10/32 (a)	769,146	801,699
Utah Acquisition Sub, Inc.
5.250% 6/15/46	1,375,000	1,045,794
		5,305,034

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pipelines — 2.0%
Energy Transfer LP
4.200% 4/15/27	$885,000	$836,378
6.125% 12/15/45	1,000,000	930,825
3 mo. USD LIBOR + 4.028% 6.250% VRN (b) (c)	2,370,000	2,014,500
EnLink Midstream Partners LP
4.850% 7/15/26	951,000	893,966
Enterprise Products Operating LLC 3 mo. USD LIBOR + 3.033%
5.250% VRN 8/16/77	2,475,000	1,994,235
MPLX LP 3 mo. USD LIBOR + 4.652%
6.875% VRN (b)	1,775,000	1,748,375
Plains All American Pipeline LP 3 mo. USD LIBOR + 4.110%
8.716% VRN (b)	2,345,000	2,016,700
Plains All American Pipeline LP/PAA Finance Corp.
3.800% 9/15/30	1,150,000	1,002,232
4.700% 6/15/44	1,195,000	911,545
6.650% 1/15/37	375,000	370,812
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
6.875% 1/15/29	2,020,000	2,038,167
		14,757,735
Private Equity — 0.3%
Apollo Management Holdings LP 5 year CMT + 3.266%
4.950% VRN 1/14/50 (a)	1,505,000	1,277,353
KKR Group Finance Co. VIII LLC
3.500% 8/25/50 (a)	710,000	478,277
KKR Group Finance Co. X LLC
3.250% 12/15/51 (a)	1,035,000	660,313
		2,415,943
Real Estate Investment Trusts (REITS) — 2.4%
Broadstone Net Lease LLC
2.600% 9/15/31	1,835,000	1,379,730
Global Net Lease, Inc./Global Net Lease Operating Partnership LP
3.750% 12/15/27 (a)	2,625,000	2,182,290
Host Hotels & Resorts LP
2.900% 12/15/31	580,000	445,200
3.500% 9/15/30	2,120,000	1,754,742
Invitation Homes Operating Partnership LP
4.150% 4/15/32	505,000	443,317
Kimco Realty Corp.
4.125% 12/01/46	710,000	523,643
4.450% 9/01/47	800,000	620,345

	Principal Amount	Value
Omega Healthcare Investors, Inc.
3.375% 2/01/31	$1,625,000	$1,254,468
Piedmont Operating Partnership LP
2.750% 4/01/32	1,035,000	726,957
Rexford Industrial Realty LP
2.125% 12/01/30	1,137,000	890,302
Service Properties Trust
4.500% 6/15/23	760,000	746,846
4.950% 10/01/29 (c)	1,155,000	798,219
Spirit Realty LP
2.700% 2/15/32	550,000	408,350
3.200% 1/15/27	2,280,000	2,024,631
3.400% 1/15/30	515,000	428,908
4.000% 7/15/29	1,290,000	1,124,507
WEA Finance LLC
2.875% 1/15/27 (a)	2,420,000	2,074,142
		17,826,597
Software — 0.4%
Electronic Arts, Inc.
2.950% 2/15/51	1,100,000	715,187
Microsoft Corp.
2.921% 3/17/52	2,064,000	1,474,355
Oracle Corp.
6.900% 11/09/52	712,000	768,480
		2,958,022
Telecommunications — 1.7%
AT&T, Inc.
3.550% 9/15/55	5,153,000	3,453,766
British Telecommunications PLC
9.625% STEP 12/15/30	700,000	840,468
Crown Castle Towers LLC
4.241% 7/15/48 (a)	2,750,000	2,502,371
Sprint Capital Corp.
8.750% 3/15/32	3,250,000	3,867,825
Verizon Communications, Inc.
2.987% 10/30/56	2,292,000	1,407,678
Vodafone Group PLC
5.250% 5/30/48	1,150,000	1,018,993
		13,091,101
Transportation — 0.1%
Norfolk Southern Corp.
4.050% 8/15/52	860,000	694,341

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Venture Capital — 0.6%
Hercules Capital, Inc.
2.625% 9/16/26	$3,284,000	$2,773,133
3.375% 1/20/27	1,745,000	1,498,095
		4,271,228

TOTAL CORPORATE DEBT (Cost $335,763,558)		286,332,335

MUNICIPAL OBLIGATIONS — 0.3%
Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bond
4.475% 8/01/39	2,200,000	2,047,000

TOTAL MUNICIPAL OBLIGATIONS (Cost $2,200,000)		2,047,000

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 26.6%
Automobile Asset-Backed Securities — 0.5%
Santander Revolving Auto Loan Trust, Series 2019-A, Class D
3.450% 1/26/32 (a)	1,087,000	989,504
Westlake Automobile Receivables Trust, Series 2021-1A, Class E
2.330% 8/17/26 (a)	3,226,000	2,988,950
		3,978,454
Commercial Mortgage-Backed Securities — 8.1%
BAMLL Commercial Mortgage Securities Trust, Series 2018-DSNY, Class C, 1 mo. USD LIBOR + 1.350%
5.668% FRN 9/15/34 (a)	670,000	641,578
BANK, Series 2020-BN30, Class MCDF,
2.918% VRN 12/15/53 (d)	2,100,000	1,329,294
BBCMS Mortgage Trust
Series 2018-CHRS, Class B, 4.267% VRN 8/05/38 (a) (d)	2,250,000	1,878,130
Series 2018-CHRS, Class C, 4.267% VRN 8/05/38 (a) (d)	1,610,000	1,361,204
Series 2018-CHRS, Class D, 4.267% VRN 8/05/38 (a) (d)	1,370,000	1,088,409
Benchmark Mortgage Trust
Series 2021-B23, Class 360A, 2.760% VRN 2/15/54 (a) (d)	2,200,000	1,617,353
Series 2021-B23, Class 360B, 2.760% VRN 2/15/54 (a) (d)	3,587,000	2,434,509
Series 2021-B25, Class 300C, 2.994% VRN 4/15/54 (a) (d)	2,500,000	1,770,518

	Principal Amount	Value
BGME Trust
Series 2021-VR, Class C, 2.995% VRN 1/10/43 (a) (d)	$12,518,000	$9,818,083
Series 2021-VR, Class D, 2.995% VRN 1/10/43 (a) (d)	2,800,000	2,126,942
BX Commercial Mortgage Trust
Series 2021-SOAR, Class E, 1 mo. USD LIBOR + 1.800% 6.118% FRN 6/15/38 (a)	1,885,715	1,775,044
Series 2019-XL, Class E, 1 mo. TSFR + 1.914% 6.250% FRN 10/15/36 (a)	1,469,650	1,418,768
Series 2021-VOLT, Class E, 1 mo. USD LIBOR + 2.000% 6.318% FRN 9/15/36 (a)	4,999,000	4,650,612
COLEM Mortgage Trust, Series 2022-HLNE,
2.461% VRN 4/12/42 (a) (d)	1,600,000	1,204,485
Commercial Mortgage Pass-Through Certificates
Series 2012-CR4, Class B, 3.703% 10/15/45 (a)	1,060,000	773,098
Series 2014-UBS2, Class AM, 4.199% 3/10/47	1,375,000	1,327,892
Series 2015-CR23, Class C, 4.301% VRN 5/10/48 (d)	1,000,000	923,282
Series 2014-LC17, Class C, 4.544% VRN 10/10/47 (d)	2,908,000	2,699,757
Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4, Class E, 1 mo. USD LIBOR + 2.150%
6.468% FRN 5/15/36 (a)	570,000	551,508
DROP Mortgage Trust
Series 2021-FILE, Class C, 1 mo. USD LIBOR + 2.250% 6.570% FRN 10/15/43 (a)	2,629,000	2,379,376
Series 2021-FILE, Class D, 1 mo. USD LIBOR + 2.750% 7.070% FRN 10/15/43 (a)	908,000	803,499
Extended Stay America Trust, Series 2021-ESH, Class D, 1 mo. USD LIBOR + 2.250%
6.568% FRN 7/15/38 (a)	1,952,384	1,869,492
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class C,
3.450% VRN 1/05/39 (a) (d)	2,500,000	1,944,505
KIND Trust, Series 2021-KIND, Class C, 1 mo. USD LIBOR + 1.750%
6.068% FRN 8/15/38 (a)	2,581,344	2,379,167

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
KNDL Mortgage Trust, Series 2019-KNSQ, Class E, 1 mo. USD LIBOR + 1.800%
6.118% FRN 5/15/36 (a)	$1,505,000	$1,464,626
Life Mortgage Trust, Series 2021-BMR, Class E, 1 mo. USD LIBOR + 1.750%
6.068% FRN 3/15/38 (a)	1,902,047	1,799,926
MFT Trust
Series 2020-ABC, Class A, 3.358% 2/10/42 (a)	919,000	711,450
Series 2020-ABC, Class B, 3.477% VRN 2/10/42 (a) (d)	2,253,000	1,673,307
MHC Commercial Mortgage Trust, Series 2021-MHC, Class D, 1 mo. USD LIBOR + 1.601%
5.919% FRN 4/15/38 (a)	1,600,000	1,516,091
MKT Mortgage Trust
Series 2020-525M, Class D, 2.941% VRN 2/12/40 (a) (d)	475,000	296,648
Series 2020-525M, Class E, 2.941% VRN 2/12/40 (a) (d)	976,000	557,746
VASA Trust, Series 2021-VASA, Class D, 1 mo. USD LIBOR + 2.100%
6.418% FRN 7/15/39 (a)	3,761,000	3,407,807
Wells Fargo Commercial Mortgage Trust, Series 2018-C45, Class B
4.556% 6/16/51	400,000	347,508
		60,541,614
Other Asset-Backed Securities — 12.5%
522 Funding CLO Ltd., Series 2018-3A, Class CR, 3 mo. USD LIBOR + 2.050%
6.293% FRN 10/20/31 (a)	950,000	891,615
AASET Trust
Series 2020-1A, Class A, 3.351% 1/16/40 (a)	795,087	636,890
Series 2021-2A, Class B, 3.538% 1/15/47 (a)	1,014,054	739,759
Adams Outdoor Advertising LP, Series 2018-1, Class A
4.810% 11/15/48 (a)	1,727,784	1,639,168
Anchorage Capital CLO Ltd., Series 2021-19A, Class A, 3 mo. USD LIBOR + 1.210%
5.289% FRN 10/15/34 (a)	2,000,000	1,947,926
Atrium XV, Series 15A, Class B, 3 mo. USD LIBOR + 1.750%
6.075% FRN 1/23/31 (a)	1,190,000	1,158,707

	Principal Amount	Value
Ballyrock CLO Ltd., Series 2019-2A, Class CR, 3 mo. USD LIBOR + 3.150%
7.825% FRN 11/20/30 (a)	$400,000	$376,611
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A
2.940% 5/25/29 (a)	237,526	230,935
Business Jet Securities LLC
Series 2020-1A, Class A, 2.981% 11/15/35 (a)	333,553	303,813
Series 2021-1A, Class C, 5.067% 4/15/36 (a)	745,451	654,163
Canyon Capital CLO Ltd., Series 2019-2A, Class CR, 3 mo. USD LIBOR + 2.150%
6.229% FRN 10/15/34 (a)	700,000	649,209
Capital Automotive REIT
Series 2020-1A, Class A3, 3.250% 2/15/50 (a)	455,504	398,644
Series 2020-1A, Class A6, 3.810% 2/15/50 (a)	394,932	344,460
Castlelake Aircraft Securitization Trust, Series 2019-1A, Class A
3.967% 4/15/39 (a)	395,330	334,107
CBAM Ltd., Series 2018-6A, Class B1R, 3 mo. TSFR + 2.362%
6.225% FRN 1/15/31 (a)	900,000	879,917
Cedar Funding IX CLO Ltd., Series 2018-9A, Class A1, 3 mo. USD LIBOR + .980%
5.223% FRN 4/20/31 (a)	750,000	738,660
Diameter Capital CLO Ltd., Series 2021-2A, Class A1, 3 mo. USD LIBOR + 1.220%
5.299% FRN 10/15/36 (a)	2,000,000	1,932,854
Eaton Vance CLO Ltd.
Series 2020-2A, Class BR, 3 mo. USD LIBOR + 1.700% 5.779% FRN 1/15/35 (a)	1,400,000	1,330,654
Series 2018-1A, Class B, 3 mo. USD LIBOR + 1.750% 5.829% FRN 10/15/30 (a)	1,700,000	1,641,602
Series 2020-1A, Class CR, 3 mo. USD LIBOR + 2.050% 6.129% FRN 10/15/34 (a)	350,000	313,836
Elmwood CLO II Ltd., Series 2019-2A, Class AR, 3 mo. USD LIBOR + 1.150%
5.393% FRN 4/20/34 (a)	2,800,000	2,733,763
Elmwood CLO III Ltd., Series 2019-3A, Class BR, 3 mo. USD LIBOR + 1.650%
5.893% FRN 10/20/34 (a)	350,000	335,763

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
FCI Funding LLC, Series 2019-1A, Class A
3.630% 2/18/31 (a)	$18,696	$18,678
Flexential Issuer
Series 2021-1A, Class B, 3.720% 11/27/51 (a)	4,000,000	3,430,100
Series 2021-1A, Class C, 6.930% 11/27/51 (a)	4,000,000	3,282,830
Goldentree Loan Management US CLO Ltd., Series 2019-5A, Class CR, 3 mo. USD LIBOR + 2.050%
6.293% FRN 10/20/32 (a)	1,000,000	945,150
Goodgreen Trust
Series 2019-2A, Class A, 2.760% 4/15/55 (a)	1,678,036	1,444,896
Series 2016-1A, Class A, 3.230% 10/15/52 (a)	923,061	838,461
Series 2017-1A, Class A, 3.740% 10/15/52 (a)	443,579	411,386
Series 2019-1A, Class A, 3.860% 10/15/54 (a)	752,475	699,057
Gulf Stream Meridian 6 Ltd., Series 2021-6A, Class A2, 3 mo. USD LIBOR + 1.750%
5.829% FRN 1/15/37 (a)	500,000	471,492
Harbor Park CLO Ltd., Series 2018-1A, Class B1, 3 mo. USD LIBOR + 1.700%
5.943% FRN 1/20/31 (a)	1,290,000	1,250,149
Hero Funding Trust
Series 2016-3A, Class A1, 3.080% 9/20/42 (a)	395,055	369,630
Series 2017-3A, Class A1, 3.190% 9/20/48 (a)	445,920	406,751
Series 2017-2A, Class A1, 3.280% 9/20/48 (a)	128,198	118,681
Series 2016-4A, Class A1, 3.570% 9/20/47 (a)	512,169	484,965
Series 2017-2A, Class A2, 4.070% 9/20/48 (a)	103,061	96,038
Series 2018-1A, Class A2, 4.670% 9/20/48 (a)	784,027	744,875
Horizon Aircraft Finance I Ltd., Series 2018-1, Class A
4.458% 12/15/38 (a)	837,662	686,045
Horizon Aircraft Finance II Ltd, Series 2019-1, Class A
3.721% 7/15/39 (a)	1,108,448	871,938
Horizon Aircraft Finance III Ltd., Series 2019-2, Class A
3.425% 11/15/39 (a)	2,637,358	2,034,966

	Principal Amount	Value
KKR CLO Ltd.
Series 28A, Class A, 3 mo. USD LIBOR + 1.140% 5.909% FRN 3/15/31 (a)	$900,000	$887,726
Series 36A, Class C, 3 mo. USD LIBOR + 2.150% 6.229% FRN 10/15/34 (a)	500,000	463,386
KREF Ltd.
Series 2021-FL2, Class B, 1 mo. USD LIBOR + 1.650% 5.976% FRN 2/15/39 (a)	2,900,000	2,701,890
Series 2021-FL2, Class C, 1 mo. USD LIBOR + 2.000% 6.326% FRN 2/15/39 (a)	5,000,000	4,608,898
Series 2021-FL2, Class D, 1 mo. USD LIBOR + 2.200% 6.526% FRN 2/15/39 (a)	4,100,000	3,778,097
Labrador Aviation Finance Ltd., Series 2016-1A, Class A1
4.300% 1/15/42 (a)	1,824,951	1,437,222
MACH 1 Cayman Ltd., Series 2019-1, Class A
3.474% 10/15/39 (a)	1,505,064	1,216,556
Madison Park Funding Ltd.
Series 2018-28A, Class B, 3 mo. USD LIBOR + 1.600% 5.679% FRN 7/15/30 (a)	1,665,000	1,620,604
Series 2018-32A, Class CR, 3 mo. USD LIBOR + 2.000% 6.325% FRN 1/22/31 (a)	1,000,000	939,044
Series 2018-29A, Class C, 3 mo. USD LIBOR + 2.200% 6.394% FRN 10/18/30 (a)	620,000	588,292
Mariner Finance Issuance Trust
Series 2021-AA, Class B, 2.330% 3/20/36 (a)	1,336,000	1,096,144
Series 2021-AA, Class C, 2.960% 3/20/36 (a)	637,000	521,764
Mosaic Solar Loans LLC
Series 2018-1A, Class A, 4.010% 6/22/43 (a)	171,904	156,704
Series 2017-1A, Class A, 4.450% 6/20/42 (a)	160,909	154,065
Neuberger Berman CLO Ltd., Series 2015-20A, Class BRR, 3 mo. USD LIBOR + 1.650%
5.729% FRN 7/15/34 (a)	1,800,000	1,732,664
Neuberger Berman Loan Advisers CLO Ltd., Series 2015-45A, Class B, 3 mo. USD LIBOR + 1.650%
5.661% FRN 10/14/35 (a)	1,350,000	1,298,499

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
NP SPE LLC, Series 2017-1A, Class A2
4.219% 10/21/47 (a)	$2,260,000	$2,041,361
Oak Street Investment Grade Net Lease Fund, Series 2020-1A, Class A5
3.390% 11/20/50 (a)	1,200,000	1,063,243
OCP CLO Ltd., Series 2018-15A, Class A1, 3 mo. USD LIBOR + 1.100%
5.343% FRN 7/20/31 (a)	250,000	245,964
Oxford Finance Funding Trust, Series 2020-1A, Class A2
3.101% 2/15/28 (a)	689,818	682,006
Parallel Ltd., Series 2021-2A, Class A2, 3 mo. USD LIBOR + 1.850%
6.093% FRN 10/20/34 (a)	450,000	425,936
Pioneer Aircraft Finance Ltd., Series 2019-1, Class A
3.967% 6/15/44 (a)	1,267,014	1,006,822
Planet Fitness Master Issuer LLC, Series 2019-1A, Class A2
3.858% 12/05/49 (a)	2,252,340	1,856,380
Rad CLO 12 Ltd., Series 2021-12A, Class A, 3 mo. USD LIBOR + 1.170%
5.585% FRN 10/30/34 (a)	1,000,000	972,192
Rockford Tower CLO Ltd., Series 2019-1A, Class B1R, 3 mo. USD LIBOR + 1.550%
5.793% FRN 4/20/34 (a)	1,500,000	1,409,498
RR 3 Ltd., Series 2018-3A, Class A1R2, 3 mo. USD LIBOR + 1.090%
5.169% FRN 1/15/30 (a)	2,450,000	2,417,332
Sierra Receivables Funding LLC
Series 2021-1A, Class D, 3.170% 11/20/37 (a)	624,396	576,310
Series 2018-3A, Class D, 5.200% 9/20/35 (a)	267,052	262,081
Steele Creek CLO Ltd., Series 2018-2A, Class C, 3 mo. USD LIBOR + 2.300%
6.974% FRN 8/18/31 (a)	1,170,000	1,083,064
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-GEL1, Class M2, 1 mo. USD LIBOR + 1.200%
5.589% FRN 11/25/35 (a)	1,296,199	1,257,865
Structured Receivables Finance LLC, Series 2010-B, Class A
3.730% 8/15/36 (a)	68,217	65,455

	Principal Amount	Value
Sunnova Helios II Issuer LLC, Series 2018-1A, Class A
4.870% 7/20/48 (a)	$403,147	$356,563
SuttonPark Structured Settlements LLC, Series 2017-1A, Class A
4.190% 1/15/71 (a)	1,721,404	1,522,837
Thrust Engine Leasing
Series 2021-1A, Class A, 4.163% 7/15/40 (a)	2,556,060	1,879,655
Series 2021-1A, Class B, 6.121% 7/15/40 (a)	1,222,080	862,577
Series 2021-1A, Class C, 7.386% 7/15/40 (a)	921,565	668,231
TICP CLO XIV Ltd., Series 2019-14A, Class A2R, 3 mo. USD LIBOR + 1.650%
5.893% FRN 10/20/32 (a)	1,000,000	968,326
TICP CLO XV Ltd., Series 2020-15A, Class A, 3 mo. USD LIBOR + 1.280%
5.523% FRN 4/20/33 (a)	2,500,000	2,461,870
Vivint Solar Financing V LLC, Series 2018-1A, Class B
7.370% 4/30/48 (a)	1,971,930	1,810,535
WAVE LLC
Series 2019-1A, Class A, 3.597% 9/15/44 (a)	3,306,829	2,504,093
Series 2017-1A, Class A, 3.844% 11/15/42 (a)	282,942	213,624
Series 2017-1A, Class C, 6.656% 11/15/42 (a)	2,140,306	600,532
Willis Engine Structured Trust IV, Series 2018-A, Class A,
4.750% STEP 9/15/43 (a)	1,009,195	805,936
Wind River CLO Ltd.
Series 2018-2A, Class B, 3 mo. USD LIBOR + 1.750% 5.829% FRN 7/15/30 (a)	1,150,000	1,105,343
Series 2016-2A, Class BR, 3 mo. USD LIBOR + 1.800% 6.240% FRN 11/01/31 (a)	900,000	865,149
		94,011,479
Student Loans Asset-Backed Securities — 3.0%
College Avenue Student Loans LLC
Series 2019-A, Class B, 3.810% 12/28/48 (a)	1,393,735	1,289,416
Series 2019-A, Class C, 4.460% 12/28/48 (a)	929,392	867,235
Edsouth Indenture No. 8 LLC, Series 2014-4, Class B, 1 mo. USD LIBOR + 1.500%
5.889% FRN 6/25/48 (a)	1,200,000	1,192,430

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Edsouth Indenture No. 9 LLC, Series 2015-1, Class B, 1 mo. USD LIBOR + 1.500%
5.889% FRN 10/25/56 (a)	$1,100,000	$1,095,667
Educational Funding of the South, Inc., Series 2011-1, Class B, 3 mo. USD LIBOR + 3.700%
8.058% FRN 4/25/46	625,000	651,274
EDvestinU Private Education Loan Issue No 1 LLC, Series 2019-A, Class A
3.580% 11/25/38 (a)	624,986	585,855
Higher Education Funding I
Series 2004-1, Class B2, 0.000% FRN 1/01/44 (a) (d)	450,000	392,946
Series 2004-1, Class B1, 4.161% FRN 1/01/44 (a) (d)	450,000	405,310
Laurel Road Prime Student Loan Trust, Series 2017-B, Class BFX
3.020% 8/25/42 (a)	547,785	444,171
Navient Student Loan Trust
Series 2021-2A, Class B, 1 mo. USD LIBOR + 1.350% 5.739% FRN 2/25/70 (a)	2,330,000	2,294,091
Series 2015-3, Class B, 1 mo. USD LIBOR + 1.500% 5.889% FRN 10/25/58	940,000	816,121
Series 2016-2, Class A3, 1 mo. USD LIBOR + 1.500% 5.889% FRN 6/25/65 (a)	2,109,259	2,056,296
Nelnet Student Loan Trust
Series 2005-4, Class A4A, 1.145% FRN 3/22/32 (d)	160,000	158,208
Series 2019-5, Class B, 3.450% 10/25/67 (a)	2,150,000	1,699,595
Series 2006-3, Class B, 3 mo. USD LIBOR + .250% 4.974% FRN 6/25/41	374,481	339,519
Series 2019-1A, Class B, 1 mo. USD LIBOR + 1.400% 5.789% FRN 4/25/67 (a)	3,250,000	3,133,735
SLM Student Loan Trust
Series 2006-5, Class B, 3 mo. USD LIBOR + .210% 4.568% FRN 10/25/40	1,605,311	1,500,527
Series 2005-6, Class B, 3 mo. USD LIBOR + .290% 4.648% FRN 1/25/44	1,371,624	1,255,592
SoFi Alternative Trust, Series 2019-C, Class PT,
5.188% VRN 1/25/45 (a) (d)	1,903,499	1,757,691

	Principal Amount	Value
SoFi Professional Loan Program LLC, Series 2017-C, Class C,
4.210% VRN 7/25/40 (a) (d)	$990,000	$891,135
		22,826,814
Whole Loan Collateral Collateralized Mortgage Obligations — 2.5%
Bank of America Mortgage Securities, Series 2004-G, Class 2A7,
3.961% VRN 8/25/34 (d)	6,221	5,853
CSMC, Series 2021-NQM3, Class M1,
2.317% VRN 4/25/66 (a) (d)	1,330,000	733,896
Flagstar Mortgage Trust, Series 2021-6INV, Class A18,
2.500% VRN 8/25/51 (a) (d)	3,804,486	2,932,724
GS Mortgage-Backed Securities Trust
Series 2021-GR2, Class A4, 2.500% VRN 2/25/52 (a) (d)	1,395,551	1,081,879
Series 2021-GR2, Class A2, 2.500% VRN 2/25/52 (a) (d)	2,101,206	1,693,276
JP Morgan Mortgage Trust, Series 2017-1, Class A11,
3.449% VRN 1/25/47 (a) (d)	542,272	465,686
New Residential Mortgage Loan Trust, Series 2021-INV1, Class A4,
2.500% VRN 6/25/51 (a) (d)	2,458,358	1,899,657
NewRez Warehouse Securitization Trust, Series 2021-1, Class D, 1 mo. USD LIBOR + 1.400%
5.789% FRN 5/25/55 (a)	2,606,000	2,517,776
NMLT Trust, Series 2021-INV1, Class M1,
2.711% VRN 5/25/56 (a) (d)	5,400,000	3,304,903
Starwood Mortgage Residential Trust, Series 2021-3, Class M1,
2.491% VRN 6/25/56 (a) (d)	2,448,000	1,422,427
Verus Securitization Trust
Series 2021-3, Class M1, 2.397% VRN 6/25/66 (a) (d)	3,640,000	2,160,831
Series 2021-R3, Class M1, 2.411% VRN 4/25/64 (a) (d)	1,147,000	822,693
Wells Fargo Mortgage Backed Securities Trust, Series 2019-1, Class A1,
3.940% VRN 11/25/48 (a) (d)	47,263	44,762
		19,086,363

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $233,114,095)		200,444,724

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SOVEREIGN DEBT OBLIGATION — 0.4%
Mexico Government International Bond
4.750% 3/08/44	$3,727,000	$3,004,054

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $3,741,890)		3,004,054

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (e) — 26.8%
Collateralized Mortgage Obligations — 0.0%
Federal Home Loan Mortgage Corp. Series 2178, Class PB 7.000% 8/15/29	16,125	16,563
Pass-Through Securities — 26.8%
Federal Home Loan Mortgage Corp.
Pool #RA4245 2.000% 12/01/50	2,171,787	1,794,786
Pool #RA4255 2.000% 1/01/51	4,525,999	3,741,743
Pool #RA5576 2.500% 7/01/51	8,019,550	6,878,726
Pool #SD0905 3.000% 3/01/52	3,513,801	3,119,334
Pool #J13972 3.500% 1/01/26	7,766	7,594
Pool #C91344 3.500% 11/01/30	41,478	39,834
Pool #C91424 3.500% 1/01/32	24,237	23,276
Pool #RA2483 3.500% 6/01/50	3,972,610	3,664,026
Pool #SD1523 4.000% 8/01/52	5,303,634	5,023,500
Pool #SD1603 4.000% 9/01/52	3,318,409	3,124,467
Pool #C91239 4.500% 3/01/29	2,069	2,061
Pool #C91251 4.500% 6/01/29	13,514	13,463
Pool #C90939 5.500% 12/01/25	5,793	5,782
Pool #D97258 5.500% 4/01/27	2,878	2,942
Pool #C91026 5.500% 4/01/27	11,481	11,739
Pool #C91074 5.500% 8/01/27	1,224	1,252
Pool #D97417 5.500% 10/01/27	6,817	6,970
Pool #C91128 5.500% 12/01/27	812	830
Pool #C91148 5.500% 1/01/28	27,419	28,034
Pool #C91176 5.500% 5/01/28	10,488	10,724
Pool #C91217 5.500% 11/01/28	3,712	3,796
Federal National Mortgage Association
Pool #FM8596 2.500% 9/01/51	2,161,132	1,851,673
Pool #FM9104 2.500% 10/01/51	6,139,920	5,256,890
Pool #FM9227 2.500% 10/01/51	4,539,669	3,871,179
Pool #FS3035 2.500% 4/01/52	9,375,844	8,055,265
Pool #MA3029 3.000% 6/01/32	1,184,139	1,127,789
Pool #MA3090 3.000% 8/01/32	479,578	456,157
Pool #AO8180 3.000% 9/01/42	10,143	9,200
Pool #AB7397 3.000% 12/01/42	65,709	59,584
Pool #AB7401 3.000% 12/01/42	53,420	48,468
Pool #AP8668 3.000% 12/01/42	81,731	74,337
Pool #AR1975 3.000% 12/01/42	15,372	13,981

	Principal Amount	Value
Pool #AR0306 3.000% 1/01/43	$4,396	$3,998
Pool #AR5391 3.000% 1/01/43	16,040	14,609
Pool #AL3215 3.000% 2/01/43	51,287	46,647
Pool #AR4109 3.000% 2/01/43	55,185	50,192
Pool #AB8809 3.000% 3/01/43	27,176	24,717
Pool #MA1368 3.000% 3/01/43	102,372	93,111
Pool #AR4432 3.000% 3/01/43	24,085	21,906
Pool #AT0169 3.000% 3/01/43	121,725	110,865
Pool #AR2174 3.000% 4/01/43	99,539	90,534
Pool #FS1075 3.000% 3/01/52	3,573,257	3,173,232
Pool #CB3304 3.000% 4/01/52	5,413,449	4,807,415
Pool #CB3305 3.000% 4/01/52	6,432,792	5,704,602
Pool #775539 12 mo. USD LIBOR + 1.641% 3.391% FRN 5/01/34	11,618	11,682
Pool #AS1304 3.500% 12/01/28	446,746	433,781
Pool #MA1356 3.500% 2/01/43	3,767,334	3,508,837
Pool #CA6096 3.500% 6/01/50	4,275,124	3,927,010
Pool #FM4017 3.500% 8/01/50	291,051	268,261
Pool #CB3842 3.500% 6/01/52	10,456,320	9,590,997
Pool #AA3980 4.500% 4/01/28	23,278	22,970
Pool #CA1909 4.500% 6/01/48	1,974,021	1,935,909
Pool #CB3866 4.500% 6/01/52	6,127,187	5,959,589
Pool #CB4129 4.500% 7/01/52	5,395,576	5,227,756
Pool #AD6437 5.000% 6/01/40	190,058	192,504
Pool #AD6996 5.000% 7/01/40	1,199,567	1,215,678
Pool #AL8173 5.000% 2/01/44	422,140	429,936
Pool #AD0836 5.500% 11/01/28	22,726	23,217
Government National Mortgage Association
Pool #352022 7.000% 11/15/23	304	305
Pool #374440 7.000% 11/15/23	23	23
Pool #491089 7.000% 12/15/28	3,300	3,334
Pool #480539 7.000% 4/15/29	63	65
Pool #488634 7.000% 5/15/29	1,454	1,499
Pool #500928 7.000% 5/15/29	2,436	2,524
Pool #510083 7.000% 7/15/29	256	265
Pool #493723 7.000% 8/15/29	1,810	1,880
Pool #581417 7.000% 7/15/32	3,371	3,477
Government National Mortgage Association II
Pool #008746 1 year CMT + 1.500% 1.750% FRN 11/20/25	950	924
Pool #080136 1 year CMT + 1.500% 1.750% FRN 11/20/27	315	305
Pool #MA6038 3.000% 7/20/49	2,177,771	1,968,614
Pool #MA6283 3.000% 11/20/49	3,899,978	3,522,980
Pool #MA6409 3.000% 1/20/50	4,016,530	3,625,756
Pool #MA4321 3.500% 3/20/47	2,407,476	2,252,061

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Government National Mortgage Association II TBA
2.500% 1/23/53 (f)	$9,150,000	$7,941,915
3.000% 1/23/53 (f)	13,125,000	11,713,037
3.500% 1/23/53 (f)	5,770,000	5,309,753
4.500% 1/23/53 (f)	2,000,000	1,942,969
Uniform Mortgage Backed Securities TBA
2.000% 1/12/53 (f)	8,925,000	7,298,977
2.500% 12/25/51 (f)	8,050,000	6,839,984
3.000% 2/25/52 (f)	15,525,000	13,668,064
3.500% 2/25/49 (f)	2,000,000	1,822,031
4.000% 1/12/53 (f)	18,350,000	17,254,734
4.500% 1/12/53 (f)	15,875,000	15,321,855
5.000% 1/12/53 (f)	6,500,000	6,415,703
		202,132,391

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $213,724,547)		202,148,954

U.S. TREASURY OBLIGATIONS — 6.7%
U.S. Treasury Bonds & Notes — 6.7%
U.S. Treasury Bond
2.250% 8/15/49 (g)	33,250,000	23,645,508
3.500% 2/15/39	11,900,000	11,243,616
U.S. Treasury Note
2.250% 10/31/24	2,800,000	2,690,582
3.000% 7/15/25	13,100,000	12,699,904
		50,279,610

TOTAL U.S. TREASURY OBLIGATIONS (Cost $60,086,680)		50,279,610

TOTAL BONDS & NOTES (Cost $848,630,770)		744,256,677

	Number of Shares	Value
MUTUAL FUNDS — 0.3%
Diversified Financial Services — 0.3%
State Street Navigator Securities Lending Government Money Market Portfolio (h)	2,390,623	$2,390,623

TOTAL MUTUAL FUNDS (Cost $2,390,623)		2,390,623

TOTAL LONG-TERM INVESTMENTS (Cost $851,021,393)		746,647,300

	Principal Amount
SHORT-TERM INVESTMENTS — 13.1%
Commercial Paper — 11.9%
Amcor Flexibles North America, Inc.
4.702%1/05/23(a)	$6,000,000	5,995,419
4.794%1/06/23(a)	3,000,000	2,997,323
Aon Corp.
4.770%1/05/23(a)	10,000,000	9,992,448
Bell Canada
4.905%1/27/23(a)	9,000,000	8,968,927
Dover Corp.
4.801%1/06/23(a)	9,000,000	8,992,003
Florida Power & Light Co.
4.311%1/03/23	2,000,000	1,999,018
HP, Inc.
4.864%1/23/23(a)	10,000,000	9,969,040
Parker-Hannifin Corp.
5.087%3/29/23(a)	6,000,000	5,925,655
Spire, Inc.
4.867%1/17/23(a)	7,000,000	6,983,770
Suncor Energy, Inc.
4.957%1/27/23(a)	10,000,000	9,963,460
VF Corp.
4.977%2/02/23	10,000,000	9,957,840
Walgreens Boots Alliance, Inc.
5.097%2/06/23(a)	8,000,000	7,959,323
		89,704,226
Discount Notes — 0.2%
Federal Home Loan Mortgage Corp., 0.000%, due 1/04/23	1,100,000	1,099,869

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Repurchase Agreement — 1.0%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/30/22, 1.280%, due 1/03/23 (i)	$7,874,158	$7,874,158

TOTAL SHORT-TERM INVESTMENTS (Cost $98,691,732)		98,678,253

TOTAL INVESTMENTS — 112.2% (Cost $949,713,125) (j)		845,325,553

Other Assets/(Liabilities) — (12.2)%		(92,232,031)

NET ASSETS — 100.0%		$753,093,522

Abbreviation Legend

CLO	Collateralized Loan Obligation
FRN	Floating Rate Note
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At December 31, 2022, the aggregate market value of these securities amounted to $363,050,303 or 48.21% of net assets.

(b)	Security is perpetual and has no stated maturity date.
(c)

Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2022, was $2,402,175 or 0.32% of net assets. The Fund received $69,646 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(d)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at December 31, 2022.

(e)	May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.
(f)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(g)	All or a portion of this security is pledged/held as collateral for open derivatives. (Note 2).
(h)	Represents investment of security lending cash collateral. (Note 2).
(i)

Maturity value of $7,875,278. Collateralized by U.S. Government Agency obligations with a rate of 2.875%, maturity date of 5/15/28, and an aggregate market value, including accrued interest, of $8,031,730.

(j)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

United States	80.7%
Cayman Islands	8.7%
United Kingdom	1.9%
Canada	1.0%
Switzerland	0.8%
Germany	0.8%
Netherlands	0.7%
Australia	0.7%
Israel	0.6%
Mexico	0.6%
Bermuda	0.6%
Luxembourg	0.6%
Ireland	0.4%
France	0.4%
Republic of Korea	0.3%
Norway	0.2%
Japan	0.1%
Total Long-Term Investments	99.1%
Short-Term Investments and Other Assets and Liabilities	0.9%
Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
U.S. Treasury Long Bond	3/22/23	116	$14,532,094	$7,781
U.S. Treasury Ultra Bond	3/22/23	153	20,492,435	57,378
U.S. Treasury Note 2 Year	3/31/23	363	74,438,658	4,702
U.S. Treasury Note 5 Year	3/31/23	275	29,677,235	3,429
				$73,290
Short
U.S. Treasury Ultra 10 Year	3/22/23	176	$(20,846,864)	$29,364

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments
December 31, 2022

	Principal Amount	Value
BONDS & NOTES — 89.8%
CORPORATE DEBT — 47.2%
Aerospace & Defense — 0.4%
The Boeing Co.
2.196% 2/04/26	$575,000	$522,991
Agriculture — 1.8%
BAT Capital Corp.
4.700% 4/02/27	1,185,000	1,137,495
Imperial Brands Finance PLC
3.125% 7/26/24 (a)	400,000	382,554
Wens Foodstuffs Group Co. Ltd.
2.349% 10/29/25 (a)	900,000	779,006
		2,299,055
Auto Manufacturers — 2.2%
Ford Motor Credit Co. LLC
2.300% 2/10/25 (b)	645,000	582,548
General Motors Co.
6.125% 10/01/25	605,000	616,235
Hyundai Capital America
1.500% 6/15/26 (a)	750,000	650,587
Nissan Motor Acceptance Co. LLC
1.850% 9/16/26 (a)	1,235,000	1,032,141
		2,881,511
Banks — 9.5%
ABN AMRO Bank NV
4.750% 7/28/25 (a)	625,000	606,131
Arab National Bank 5 year CMT + 2.974%
3.326% VRN 10/28/30 (a)	650,000	610,285
Banco Santander SA
1.849% 3/25/26	600,000	530,213
Bank of America Corp.
SOFR + .960% 1.734% VRN 7/22/27	265,000	232,310
3.950% 4/21/25	178,000	173,362
Barclays PLC
5.200% 5/12/26	1,055,000	1,026,882
BPCE SA
4.625% 7/11/24 (a)	200,000	194,618
5.700% 10/22/23 (a)	805,000	798,894
Citigroup, Inc.
4.450% 9/29/27	465,000	444,353
Credit Suisse AG
6.500% 8/08/23 (a)	930,000	899,310
Credit Suisse Group AG SOFR + .980%
1.305% VRN 2/02/27 (a)	450,000	359,408

	Principal Amount	Value
Danske Bank A/S 1 year CMT + .730%
1.549% VRN 9/10/27 (a) (b)	$485,000	$415,936
Deutsche Bank AG
SOFR + 2.159% 2.222% VRN 9/18/24	435,000	420,214
SOFR + 1.219% 2.311% VRN 11/16/27	430,000	365,136
SOFR + 1.318% 2.552% VRN 1/07/28	225,000	191,827
HSBC Holdings PLC
SOFR + 1.430% 2.999% VRN 3/10/26	430,000	404,433
SOFR + 3.350% 7.390% VRN 11/03/28	310,000	325,331
JP Morgan Chase & Co. SOFR + .765%
1.470% VRN 9/22/27	445,000	385,409
Macquarie Group Ltd. SOFR + 1.069%
1.340% VRN 1/12/27 (a)	845,000	737,254
Mitsubishi UFJ Financial Group, Inc. 1 year CMT + 1.550%
5.063% VRN 9/12/25	345,000	342,728
Morgan Stanley
SOFR + 1.610% 4.210% VRN 4/20/28	245,000	233,360
4.350% 9/08/26	1,150,000	1,117,544
Natwest Group PLC 1 year CMT + .900%
1.642% VRN 6/14/27	345,000	299,088
Santander UK Group Holdings PLC SOFR + 1.220%
2.469% VRN 1/11/28	370,000	316,391
Societe Generale SA
1 year CMT + 1.100% 1.488% VRN 12/14/26 (a)	525,000	456,749
1 year CMT + 1.300% 2.797% VRN 1/19/28 (a)	200,000	175,254
UBS Group AG 1 year CMT + 1.080%
1.364% VRN 1/30/27 (a)	400,000	350,683
		12,413,103
Beverages — 0.5%
Bacardi Ltd.
4.450% 5/15/25 (a)	378,000	367,053
JDE Peet’s NV
1.375% 1/15/27 (a)	407,000	344,012
		711,065

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Chemicals — 1.7%
Celanese US Holdings LLC
1.400% 8/05/26	$250,000	$209,385
6.050% 3/15/25	370,000	369,017
MEGlobal Canada ULC
5.000% 5/18/25 (a)	450,000	441,900
Syngenta Finance NV
4.441% 4/24/23 (a)	183,000	182,178
4.892% 4/24/25 (a)	335,000	324,698
Yara International ASA
3.800% 6/06/26 (a)	325,000	299,915
4.750% 6/01/28 (a)	450,000	415,651
		2,242,744
Commercial Services — 0.6%
Triton Container International Ltd.
2.050% 4/15/26 (a)	950,000	826,571
Distribution & Wholesale — 1.2%
Ferguson Finance PLC
4.250% 4/20/27 (a)	355,000	336,149
Li & Fung Ltd.
4.500% STEP 8/18/25 (a)	1,350,000	1,173,150
		1,509,299
Diversified Financial Services — 3.6%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
2.450% 10/29/26	555,000	485,887
6.500% 7/15/25	300,000	304,229
Aircastle Ltd.
4.125% 5/01/24	740,000	715,469
Antares Holdings LP
2.750% 1/15/27 (a)	310,000	248,672
3.950% 7/15/26 (a)	605,000	523,851
6.000% 8/15/23 (a)	323,000	318,393
Avolon Holdings Funding Ltd.
2.875% 2/15/25 (a)	1,000,000	923,331
4.250% 4/15/26 (a)	250,000	227,016
BGC Partners, Inc.
4.375% 12/15/25	505,000	473,557
LeasePlan Corp. NV
2.875% 10/24/24 (a)	280,000	262,668
Nomura Holdings, Inc.
5.099% 7/03/25	241,000	238,489
		4,721,562
Electric — 1.1%
Alliant Energy Finance LLC
1.400% 3/15/26 (a)	260,000	225,851
Enel Finance International NV
1.375% 7/12/26 (a)	620,000	534,588
4.625% 6/15/27 (a)	377,000	357,145

	Principal Amount	Value
Pacific Gas and Electric Co.
4.950% 6/08/25	$380,000	$374,424
		1,492,008
Electronics — 0.2%
Jabil, Inc.
4.250% 5/15/27	285,000	269,773
Energy – Alternate Sources — 0.5%
Contemporary Ruiding Development Ltd.
1.500% 9/09/26 (a)	682,000	587,338
Entertainment — 0.5%
Warnermedia Holdings, Inc.
3.638% 3/15/25 (a)	750,000	713,712
Food — 1.5%
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
2.500% 1/15/27 (a)	860,000	752,259
Pilgrim’s Pride Corp.
5.875% 9/30/27 (a)	112,000	108,638
Sigma Alimentos SA de CV
4.125% 5/02/26 (a)	450,000	426,377
Smithfield Foods, Inc.
4.250% 2/01/27 (a)	775,000	714,551
		2,001,825
Forest Products & Paper — 0.7%
Fibria Overseas Finance Ltd.
4.000% 1/14/25	1,000,000	970,000
Home Builders — 0.3%
Toll Brothers Finance Corp.
4.875% 3/15/27	375,000	358,810
Housewares — 0.2%
Newell Brands, Inc.
6.375% 9/15/27	200,000	198,822
Insurance — 3.5%
AmTrust Financial Services, Inc.
6.125% 8/15/23	620,000	597,995
Athene Global Funding
1.730% 10/02/26 (a)	445,000	382,534
2.500% 1/14/25 (a)	420,000	393,591
3.205% 3/08/27 (a) (b)	212,000	189,179
CNO Financial Group, Inc.
5.250% 5/30/25	266,000	264,214
CNO Global Funding
1.750% 10/07/26 (a)	714,000	626,856
Corebridge Financial, Inc.
3.650% 4/05/27 (a)	235,000	219,380
GA Global Funding Trust
2.250% 1/06/27 (a)	685,000	603,795

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Jackson Financial, Inc.
5.170% 6/08/27 (b)	$181,000	$178,723
Sammons Financial Group, Inc.
4.450% 5/12/27 (a)	1,140,000	1,064,595
		4,520,862
Internet — 0.6%
Expedia Group, Inc.
4.625% 8/01/27 (b)	309,000	296,888
Netflix, Inc.
5.875% 11/15/28	430,000	435,818
		732,706
Investment Companies — 2.7%
Ares Capital Corp.
3.875% 1/15/26	535,000	490,863
BlackRock TCP Capital Corp.
3.900% 8/23/24	163,000	155,731
Blackstone Private Credit Fund
2.625% 12/15/26	890,000	737,667
2.700% 1/15/25	325,000	300,462
Golub Capital BDC, Inc.
2.500% 8/24/26	270,000	229,516
3.375% 4/15/24	330,000	317,467
Icahn Enterprises LP/ Icahn Enterprises Finance Corp.
4.750% 9/15/24	445,000	426,575
OWL Rock Core Income Corp.
4.700% 2/08/27	500,000	451,462
Sixth Street Specialty Lending, Inc.
3.875% 11/01/24	410,000	395,248
		3,504,991
Iron & Steel — 0.8%
Vale Overseas Ltd.
6.250% 8/10/26 (b)	1,030,000	1,065,681
Leisure Time — 0.3%
Harley-Davidson Financial Services, Inc.
3.350% 6/08/25 (a)	449,000	418,807
Lodging — 0.6%
Las Vegas Sands Corp.
3.200% 8/08/24	875,000	831,428
Machinery – Construction & Mining — 0.6%
The Weir Group PLC
2.200% 5/13/26 (a)	880,000	781,342
Media — 0.4%
Telecomunicaciones Digitales SA
4.500% 1/30/30 (a)	630,000	565,897

	Principal Amount	Value
Mining — 0.9%
Alcoa Nederland Holding BV
6.125% 5/15/28 (a)	$395,000	$389,122
Indonesia Asahan Aluminium Persero PT
4.750% 5/15/25 (a)	750,000	737,858
		1,126,980
Multi-National — 0.7%
Africa Finance Corp.
3.125% 6/16/25 (a)	957,000	890,546
Oil & Gas — 2.2%
EQT Corp.
6.125% STEP 2/01/25	649,000	650,525
Ovintiv Exploration, Inc.
5.375% 1/01/26	275,000	273,146
Patterson-UTI Energy, Inc.
3.950% 2/01/28 (b)	685,000	605,300
Petroleos Mexicanos
4.625% 9/21/23	715,000	704,168
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% 9/30/27 (a)	610,725	613,522
		2,846,661
Pharmaceuticals — 1.0%
Bayer US Finance II LLC
4.250% 12/15/25 (a)	400,000	387,990
Viatris, Inc.
2.300% 6/22/27	1,025,000	876,638
		1,264,628
Pipelines — 1.2%
Energy Transfer LP
4.950% 6/15/28	975,000	944,460
Plains All American Pipeline LP/PAA Finance Corp.
4.500% 12/15/26	90,000	86,513
4.650% 10/15/25	560,000	548,524
		1,579,497
Real Estate — 0.5%
MAF Sukuk Ltd.
4.500% 11/03/25 (a)	625,000	613,339
Shimao Group Holdings Ltd.
6.125% 2/21/24 (a)	400,000	73,555
		686,894
Real Estate Investment Trusts (REITS) — 2.3%
Boston Properties LP
6.750% 12/01/27	350,000	361,472

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Global Net Lease, Inc./Global Net Lease Operating Partnership LP
3.750% 12/15/27 (a)	$335,000	$278,502
GLP Capital LP/GLP Financing II, Inc.
5.375% 4/15/26	348,000	341,502
Omega Healthcare Investors, Inc.
4.750% 1/15/28	779,000	718,697
SBA Tower Trust
1.884% 7/15/50 (a)	287,000	252,659
Service Properties Trust
4.350% 10/01/24	935,000	849,982
Vornado Realty LP
2.150% 6/01/26	310,000	262,545
		3,065,359
Retail — 0.2%
Nordstrom, Inc.
2.300% 4/08/24 (b)	268,000	250,633
4.000% 3/15/27 (b)	86,000	71,604
		322,237
Telecommunications — 1.4%
Telecom Italia SpA
5.303% 5/30/24 (a)	430,000	407,399
Tower Bersama Infrastructure Tbk PT
4.250% 1/21/25 (a)	1,445,000	1,387,979
		1,795,378
Toys, Games & Hobbies — 0.3%
Mattel, Inc.
3.375% 4/01/26 (a)	360,000	330,986
Venture Capital — 0.5%
Hercules Capital, Inc.
2.625% 9/16/26	560,000	472,885
3.375% 1/20/27	270,000	231,797
		704,682

TOTAL CORPORATE DEBT (Cost $68,094,655)		61,755,751

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 40.5%
Automobile Asset-Backed Securities — 2.6%
Avis Budget Rental Car Funding AESOP LLC
Series 2019-3A, Class C, 3.150% 3/20/26 (a)	1,083,000	993,674
Series 2018-1A, Class C, 4.730% 9/20/24 (a)	500,000	494,073
Carmax Auto Owner Trust, Series 2021-4, Class D
1.480% 3/15/28	250,000	225,347

	Principal Amount	Value
Carvana Auto Receivables Trust
Series 2021-N1, Class D, 1.500% 1/10/28	$954,155	$901,063
Series 2021-P3, Class D, 2.250% 9/11/28	855,000	641,424
Santander Revolving Auto Loan Trust, Series 2019-A, Class D
3.450% 1/26/32 (a)	215,000	195,716
		3,451,297
Commercial Mortgage-Backed Securities — 6.2%
BAMLL Commercial Mortgage Securities Trust
Series 2019-BPR, Class CMP, 3.895% VRN 11/05/32 (a) (c)	370,000	316,562
Series 2019-BPR, Class DMP, 3.895% VRN 11/05/32 (a) (c)	450,000	381,610
Series 2018-DSNY, Class C, 1 mo. USD LIBOR + 1.350% 5.668% FRN 9/15/34 (a)	130,000	124,485
BHMS Mortgage Trust, Series 2018-ATLS, Class B, 1 mo. USD LIBOR + 1.500%
5.818% FRN 7/15/35 (a)	500,000	473,120
BX Commercial Mortgage Trust
Series 2021-SOAR, Class E, 1 mo. USD LIBOR + 1.800% 6.118% FRN 6/15/38 (a)	324,542	305,494
Series 2019-XL, Class E, 1 mo. TSFR + 1.914% 6.250% FRN 10/15/36 (a)	268,600	259,301
Series 2021-VOLT, Class E, 1 mo. USD LIBOR + 2.000% 6.318% FRN 9/15/36 (a)	792,000	736,804
Series 2019-XL, Class F, 1 mo. TSFR + 2.114% 6.450% FRN 10/15/36 (a)	753,100	724,911
CAMB Commercial Mortgage Trust, Series 2019-LIFE, Class E, 1 mo. USD LIBOR + 2.150%
6.468% FRN 12/15/37 (a)	545,194	522,048
Commercial Mortgage Trust, Series 2014-CR14, Class A2
3.147% 2/10/47	74,480	75,530
Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4, Class D, 1 mo. USD LIBOR + 1.600%
5.918% FRN 5/15/36 (a)	200,000	195,009
KIND Trust
Series 2021-KIND, Class B, 1 mo. USD LIBOR + 1.350% 5.668% FRN 8/15/38 (a)	546,053	506,342

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2021-KIND, Class C, 1 mo. USD LIBOR + 1.750% 6.068% FRN 8/15/38 (a)	$595,695	$549,039
KNDL Mortgage Trust, Series 2019-KNSQ, Class E, 1 mo. USD LIBOR + 1.800%
6.118% FRN 5/15/36 (a)	251,000	244,266
Life Mortgage Trust, Series 2021-BMR, Class E, 1 mo. USD LIBOR + 1.750%
6.068% FRN 3/15/38 (a)	365,665	346,032
MHC Commercial Mortgage Trust, Series 2021-MHC, Class E, 1 mo. USD LIBOR + 2.101%
6.419% FRN 4/15/38 (a)	620,000	586,905
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class B
3.769% 2/15/46	250,000	244,032
One New York Plaza Trust
Series 2020-1NYP, Class C, 1 mo. USD LIBOR + 2.200% 6.518% FRN 1/15/36 (a)	616,000	574,891
Series 2020-1NYP, Class D, 1 mo. USD LIBOR + 2.750% 7.068% FRN 1/15/36 (a)	414,000	376,718
VASA Trust, Series 2021-VASA, Class D, 1 mo. USD LIBOR + 2.100%
6.418% FRN 7/15/39 (a)	711,000	644,231
		8,187,330
Home Equity Asset-Backed Securities — 0.0%
Credit Suisse Seasoned Loan Trust, Series 2006-1, Class A, 1 mo. USD LIBOR + .480%
4.869% FRN 10/25/34 (a)	11,583	11,576
Other Asset-Backed Securities — 18.9%
321 Henderson Receivables LLC
Series 2010-3A, Class A, 3.820% 12/15/48 (a)	90,274	87,083
Series 2006-1A, Class A1, 1 mo. USD LIBOR + .200% 4.518% FRN 3/15/41 (a)	5,013	5,001
Adams Outdoor Advertising LP, Series 2018-1, Class A
4.810% 11/15/48 (a)	347,293	329,481
AIMCO CLO 10 Ltd., Series 2019-10A, Class AR, 3 mo. USD LIBOR + 1.060%
5.385% FRN 7/22/32 (a)	1,000,000	977,767

	Principal Amount	Value
Apidos CLO XXVI, Series 2017-26A, Class A2R, 3 mo. USD LIBOR + 1.500%
5.694% FRN 7/18/29 (a)	$500,000	$487,285
Aqua Finance Trust, Series 2021-A, Class A
1.540% 7/17/46 (a)	1,038,419	945,523
Ballyrock CLO Ltd., Series 2020-2A, Class A2R, 3 mo. USD LIBOR + 1.550%
5.793% FRN 10/20/31 (a)	800,000	771,042
BHG Securitization Trust
Series 2021-B, Class C, 2.240% 10/17/34 (a)	448,000	387,983
Series 2022-C, Class A, 5.320% 10/17/35 (a)	729,576	723,560
BlueMountain Fuji US CLO I Ltd., Series 2017-1A, Class A1R, 3 mo. USD LIBOR + .980%
5.223% FRN 7/20/29 (a)	548,854	540,606
BRE Grand Islander Timeshare Issuer LLC
Series 2017-1A, Class A, 2.940% 5/25/29 (a)	46,812	45,513
Series 2019-A, Class B, 3.780% 9/26/33 (a)	147,905	141,409
Business Jet Securities LLC
Series 2021-1A, Class A, 2.162% 4/15/36 (a)	498,416	437,636
Series 2020-1A, Class A, 2.981% 11/15/35 (a)	109,046	99,324
Canyon Capital CLO Ltd., Series 2017-1A, Class CR, 3 mo. USD LIBOR + 2.000%
6.079% FRN 7/15/30 (a)	300,000	283,587
Capital Automotive REIT
Series 2020-1A, Class B1, 4.170% 2/15/50 (a)	484,000	441,388
Series 2017-1A, Class A2, 4.180% 4/15/47 (a)	581,744	552,089
Castlelake Aircraft Structured Trust, Series 2018-1, Class A
4.125% 6/15/43 (a)	129,047	113,108
Cedar Funding IX CLO Ltd., Series 2018-9A, Class A1, 3 mo. USD LIBOR + .980%
5.223% FRN 4/20/31 (a)	250,000	246,220
CF Hippolyta Issuer LLC, Series 2020-1, Class B1
2.280% 7/15/60 (a)	91,738	78,961

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
CIFC Funding Ltd., Series 2017-4A, Class A2R, 3 mo. USD LIBOR + 1.550%
5.875% FRN 10/24/30 (a)	$500,000	$484,538
DataBank Issuer, Series 2021-1A, Class A2
2.060% 2/27/51 (a)	991,000	856,937
Elara HGV Timeshare Issuer LLC
Series 2016-A, Class A, 2.730% 4/25/28 (a)	78,773	77,886
Series 2017-A, Class B, 2.960% 3/25/30 (a)	139,222	134,598
Series 2019-A, Class C, 3.450% 1/25/34 (a)	323,107	306,715
FCI Funding LLC, Series 2019-1A, Class A
3.630% 2/18/31 (a)	6,316	6,310
Firstkey Homes Trust, Series 2021, Class E2
2.489% 8/17/38 (a)	460,000	384,078
FNA VI LLC, Series 21-1A, Class A
1.350% 1/10/32 (a)	1,253,190	1,140,357
Goldman Home Improvement Trust Issuer Trust, Series 2021-GRN2, Class A
1.150% 6/25/51 (a)	596,151	548,490
Goodgreen Trust
Series 2019-2A, Class A, 2.760% 4/15/55 (a)	346,331	298,213
Series 2016-1A, Class A, 3.230% 10/15/52 (a)	169,178	153,673
Series 2019-1A, Class A, 3.860% 10/15/54 (a)	162,261	150,742
Series 2018-1A, Class A, 3.930% VRN 10/15/53 (a) (c)	149,947	138,067
Gracie Point International Funding, 30 day SOFR + 4.000%
7.700% FRN 11/01/24 (a)	1,000,000	999,999
Hero Funding Trust
Series 2017-3A, Class A1, 3.190% 9/20/48 (a)	87,491	79,806
Series 2016-4A, Class A1, 3.570% 9/20/47 (a)	85,020	80,504
Series 2015-1A, Class A, 3.840% 9/21/40 (a)	180,580	170,280
Series 2018-1A, Class A2, 4.670% 9/20/48 (a)	156,205	148,404
HIN Timeshare Trust, Series 2020-A, Class B
2.230% 10/09/39 (a)	467,156	425,404

	Principal Amount	Value
Horizon Aircraft Finance I Ltd., Series 2018-1, Class A
4.458% 12/15/38 (a)	$474,148	$388,327
Horizon Aircraft Finance III Ltd.
Series 2019-2, Class A, 3.425% 11/15/39 (a)	355,919	274,624
Series 2019-2, Class B, 4.458% 11/15/39 (a)	683,333	419,188
KKR CLO Ltd., Series 28A, Class A, 3 mo. USD LIBOR + 1.140%
5.909% FRN 3/15/31 (a)	250,000	246,591
KREF Ltd., Series 2021-FL2, Class AS, 1 mo. USD LIBOR + 1.300%
5.626% FRN 2/15/39 (a)	900,000	842,106
Lendingpoint Asset Securitization, Series 2021-A, Class B
1.110% 2/15/29 (a)	221,471	219,893
MACH 1 Cayman Ltd., Series 2019-1, Class A
3.474% 10/15/39 (a)	273,031	220,693
Mosaic Solar Loans LLC
Series 2018-2GS, Class A, 4.200% 2/22/44 (a)	135,918	123,177
Series 2017-1A, Class A, 4.450% 6/20/42 (a)	31,758	30,408
Neuberger Berman Loan Advisers CLO 25 Ltd., Series 2017-25A, Class BR, 3 mo. USD LIBOR + 1.350%
5.544% FRN 10/18/29 (a)	1,000,000	964,465
Newark BSL CLO 2 Ltd., Series 2017-1A, Class A2R, 3 mo. USD LIBOR + 1.400%
5.758% FRN 7/25/30 (a)	250,000	241,908
NP SPE II LP, Series 2017-1A, Class A1
3.372% 10/21/47 (a)	98,222	92,464
Oak Street Investment Grade Net Lease Fund, Series 2020-1A, Class A3
2.260% 11/20/50 (a)	400,000	342,254
Orange Lake Timeshare Trust, Series 2016-A, Class B
2.910% 3/08/29 (a)	48,524	48,509
Oxford Finance Funding Trust, Series 2020-1A, Class A2
3.101% 2/15/28 (a)	126,197	124,768
Palmer Square CLO Ltd., Series 2020-3A, Class A2R, 3 mo. USD LIBOR + 1.600%
6.206% FRN 11/15/31 (a)	500,000	484,066

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Rad CLO 1 Ltd., Series 2018-1A, Class BR, 3 mo. USD LIBOR + 1.400%
5.479% FRN 7/15/31 (a)	$350,000	$339,197
RAMP Trust, Series 2005-EFC1, Class M5, 1 mo. USD LIBOR + .650%
4.091% FRN 5/25/35	210,822	200,789
SBA Tower Trust, Series 2014-2A, Class C,
3.869% STEP 10/15/49 (a)	430,000	411,019
Sierra Receivables Funding LLC
Series 2020-2A, Class C, 3.510% 7/20/37 (a)	38,613	36,406
Series 2018-1A, Class B, 4.036% 4/20/35	123,199	117,165
Store Master Funding I-VII, Series 2018-1A, Class A3
4.400% 10/20/48 (a)	503,533	481,130
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-GEL1, Class M2, 1 mo. USD LIBOR + 1.200%
5.589% FRN 11/25/35 (a)	94,844	92,039
TAL Advantage VII LLC, Series 2020-1A, Class B
3.290% 9/20/45 (a)	687,375	603,804
Thrust Engine Leasing, Series 2021-1A, Class A
4.163% 7/15/40 (a)	568,013	417,701
TICP CLO XI Ltd., Series 2018-11A, Class A, 3 mo. USD LIBOR + 1.180%
5.423% FRN 10/20/31 (a)	400,000	393,888
TICP CLO XV Ltd., Series 2020-15A, Class A, 3 mo. USD LIBOR + 1.280%
5.523% FRN 4/20/33 (a)	1,000,000	984,748
Vantage Data Centers Issuer LLC, Series 2020-1A, Class A2
1.645% 9/15/45 (a)	675,000	599,531
VERDE CLO Ltd., Series 2019-1A, Class AR, 3 mo. USD LIBOR + 1.100%
5.179% FRN 4/15/32 (a)	500,000	490,946
Welk Resorts LLC, Series 2017-AA, Class B
3.410% 6/15/33 (a)	44,283	44,149
Willis Engine Structured Trust IV, Series 2018-A, Class A,
4.750% STEP 9/15/43 (a)	194,363	155,217
		24,710,737

	Principal Amount	Value
Student Loans Asset-Backed Securities — 5.6%
Access Group, Inc., Series 2015-1, Class B, 1 mo. USD LIBOR + 1.500%
5.889% FRN 7/25/58 (a)	$140,000	$128,845
College Avenue Student Loans LLC
Series 2021-A, Class B, 2.320% 7/25/51 (a)	868,913	777,307
Series 2017-A, Class B, 4.500% 11/26/46 (a)	293,766	258,465
Series 2018-A, Class A1, 1 mo. USD LIBOR + 1.200% 5.589% FRN 12/26/47 (a)	265,780	264,218
Series 2017-A, Class A1, 1 mo. USD LIBOR + 1.650% 6.039% FRN 11/26/46 (a)	193,982	186,849
College Loan Corp. Trust, Series 2005-2, Class B, 3 mo. USD LIBOR + .490%
4.569% FRN 1/15/37	109,440	93,867
Commonbond Student Loan Trust
Series 2018-AGS, Class C, 3.820% 2/25/44 (a)	17,345	15,064
Series 2018-BGS, Class C, 4.120% 9/25/45 (a)	18,665	16,763
Series 2018-CGS, Class C, 4.350% 2/25/46 (a)	8,572	7,686
Series 2017-AGS, Class C, 5.280% 5/25/41 (a)	38,224	35,411
Credit Suisse ABS Repackaging Trust, Series 2013-A, Class B
2.500% 1/25/30 (a)	34,487	32,518
DRB Prime Student Loan Trust, Series 2017-B, Class CFX
3.610% 8/25/42 (a)	172,101	165,389
ELFI Graduate Loan Program LLC, Series 2018-A, Class B
4.000% 8/25/42 (a)	49,231	45,890
Higher Education Funding I, Series 2004-1, Class B1,
4.161% FRN 1/01/44 (a) (c)	950,000	855,655
Laurel Road Prime Student Loan Trust, Series 2019-A, Class BFX
3.000% 10/25/48 (a)	256,646	245,066
Navient Private Education Refi Loan Trust, Series 2020-BA, Class B
2.770% 1/15/69 (a)	2,200,000	1,719,583
Nelnet Private Education Loan Trust, Series 2016-A, Class A1A, 1 mo. USD LIBOR + 1.750%
6.139% FRN 12/26/40 (a)	5,648	5,646

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Nelnet Student Loan Trust, Series 2015-3A, Class B, 1 mo. USD LIBOR + 1.500%
5.889% FRN 6/25/54 (a)	$130,000	$122,412
Pennsylvania Higher Education Assistance Agency, Series 2006-2, Class B,
3.720% FRN 10/25/42 (c)	300,000	285,904
SLC Student Loan Trust, Series 2005-1, Class B, 3 mo. USD LIBOR + .200%
4.850% FRN 2/15/45	210,577	186,433
SLM Student Loan Trust
Series 2006-7, Class B, 3 mo. USD LIBOR + .200% 4.558% FRN 1/27/42	642,219	568,905
Series 2006-5, Class B, 3 mo. USD LIBOR + .210% 4.568% FRN 10/25/40	310,956	290,659
Series 2005-6, Class B, 3 mo. USD LIBOR + .290% 4.648% FRN 1/25/44	346,516	317,202
Series 2003-14, Class A6, 3 mo. USD LIBOR + .300% 4.658% FRN 7/25/25	6,726	6,724
Series 2005-9, Class B, 3 mo. USD LIBOR + .300% 4.658% FRN 1/25/41	266,601	239,193
Series 2005-8, Class B, 3 mo. USD LIBOR + .310% 4.668% FRN 1/25/55	110,387	100,783
SMB Private Education Loan Trust
Series 2018-C, Class A2B, 1 mo. USD LIBOR + .750% 5.068% FRN 11/15/35 (a)	247,098	239,320
Series 2016-C, Class A2B, 1 mo. USD LIBOR + 1.100% 5.418% FRN 9/15/34 (a)	69,327	68,481
SoFi Professional Loan Program LLC, Series 2016-D, Class A1, 1 mo. USD LIBOR + .950%
5.339% FRN 1/25/39 (a)	7,699	7,676
		7,287,914
Whole Loan Collateral Collateralized Mortgage Obligations — 7.2%
Angel Oak Mortgage Trust
Series 2020-5, Class A3, 2.041% VRN 5/25/65 (a) (c)	89,717	78,493
Series 2021-1, Class M1, 2.215% VRN 1/25/66 (a) (c)	314,000	202,182

	Principal Amount	Value
Bank of America Mortgage Securities, Series 2004-G, Class 2A7,
3.961% VRN 8/25/34 (c)	$1,185	$1,115
BRAVO Residential Funding Trust, Series 2020-NQM1, Class A3,
2.406% VRN 5/25/60 (a) (c)	71,776	66,371
CIM Trust, Series 2019-INV3, Class A11, 1 mo. USD LIBOR + 1.000%
4.966% FRN 8/25/49 (a)	321,571	295,739
Credit Suisse Mortgage Capital Certificates, Series 2021-NQM4, Class M1,
2.472% VRN 5/25/66 (a) (c)	500,000	290,008
Credit Suisse Mortgage Trust, Series 2021-NQM2, Class A3,
1.538% VRN 2/25/66 (a) (c)	508,104	404,165
Deephaven Residential Mortgage Trust, Series 2021-1, Class A3,
1.128% VRN 5/25/65 (a) (c)	153,545	135,033
Flagstar Mortgage Trust, Series 2021-6INV, Class A18,
2.500% VRN 8/25/51 (a) (c)	578,815	446,185
Homeward Opportunities Fund I Trust, Series 2020-2, Class A1,
1.657% VRN 5/25/65 (a) (c)	7,228	7,171
Lakeview Trust, Series 2022-1, Class M3
4.585% 4/25/52 (a)	1,600,000	1,495,020
MFRA Trust, Series 2021-NQM2, Class A3,
1.472% VRN 11/25/64 (a) (c)	396,661	316,872
New Residential Mortgage Loan Trust, Series 2016-4A, Class A1,
3.750% VRN 11/25/56 (a) (c)	122,481	110,242
NewRez Warehouse Securitization Trust, Series 2021-1, Class C, 1 mo. USD LIBOR + 1.050%
5.439% FRN 5/25/55 (a)	927,000	905,893
NLT Trust
Series 2021-INV2, Class A3, 1.520% VRN 8/25/56 (a) (c)	716,596	570,781
Series 2021-INV2, Class M1, 2.569% VRN 8/25/56 (a) (c)	700,000	421,329
Onslow Bay Financial LLC
Series 2021-NQM3, Class A3, 1.362% VRN 7/25/61 (a) (c)	822,293	600,807
Series 2021-NQM1, Class M1, 2.219% VRN 2/25/66 (a) (c)	333,000	184,529
Series 2020-INV1, Class A21, 3.500% VRN 12/25/49 (a) (c)	145,528	123,603

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
PNMAC GMSR Issuer Trust, Series 2018-GT1, Class A, 1 mo. USD LIBOR + 2.850%
7.239% FRN 2/25/23 (a)	$250,000	$249,460
Shellpoint Co-Originator Trust, Series 2016-1, Class 2A3,
3.000% VRN 10/25/31 (a) (c)	205,099	185,504
Starwood Mortgage Residential Trust
Series 2021-3, Class A3, 1.518% VRN 6/25/56 (a) (c)	216,675	170,672
Series 2019-INV1, Class A3, 2.916% VRN 9/27/49 (a) (c)	532,984	500,563
Starwood Residential Mortgage Trust, Series 2021-1, Class A3,
1.528% VRN 5/25/65 (a) (c)	622,369	509,591
Verus Securitization Trust
Series 2021-5, Class A3, 1.373% VRN 9/25/66 (a) (c)	209,194	160,798
Series 2019-INV2, Class A3, 3.219% VRN 7/25/59 (a) (c)	288,632	275,167
Series 2019-INV3, Class M1, 3.279% VRN 11/25/59 (a) (c)	265,000	219,156
Series 2020-4, Class M1, 3.291% VRN 5/25/65 (a) (c)	548,000	448,651
		9,375,100

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $58,949,903)		53,023,954

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (d) — 1.6%
Pass-Through Securities — 0.0%
Federal National Mortgage Association Pool #775539 12 mo. USD LIBOR + 1.641% 3.391% FRN 5/01/34	2,213	2,225
Government National Mortgage Association
Pool #352022 7.000% 11/15/23	61	61
Pool #491089 7.000% 12/15/28	636	643
Pool #500928 7.000% 5/15/29	451	468
Pool #510083 7.000% 7/15/29	49	50
Pool #493723 7.000% 8/15/29	340	353
Pool #581417 7.000% 7/15/32	642	662
Government National Mortgage Association II
Pool #008746 1 year CMT + 1.500% 1.750% FRN 11/20/25	182	177

	Principal Amount	Value
Pool #080136 1 year CMT + 1.500% 1.750% FRN 11/20/27	58	56
		4,695
Whole Loans — 1.6%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
Series 2021-DNA6, Class M2, 30 day SOFR + 1.500% 5.428% FRN 10/25/41 (a)	$1,046,000	$984,967
Series 2021-DNA2, Class M2, 30 day SOFR + 2.300% 6.228% FRN 8/25/33 (a)	1,121,000	1,108,278
		2,093,245

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $2,171,352)		2,097,940

U.S. TREASURY OBLIGATIONS — 0.5%
U.S. Treasury Bonds & Notes — 0.5%
U.S. Treasury Note
1.750% 12/31/24	700,000	664,814

TOTAL U.S. TREASURY OBLIGATIONS (Cost $711,922)		664,814

TOTAL BONDS & NOTES (Cost $129,927,832)		117,542,459

	Number of Shares
MUTUAL FUNDS — 1.6%
Diversified Financial Services — 1.6%
State Street Navigator Securities Lending Government Money Market Portfolio (e)	2,169,500	2,169,500

TOTAL MUTUAL FUNDS (Cost $2,169,500)		2,169,500

TOTAL LONG-TERM INVESTMENTS (Cost $132,097,332)		119,711,959

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 9.3%
Commercial Paper — 8.4%
Amcor Flexibles North America, Inc.
5.167% 2/21/23 (a)	$2,000,000	$1,985,825
Aon Corp.
4.770% 1/05/23 (a)	2,000,000	1,998,490
Florida Power & Light Co.
4.311% 1/03/23	1,000,000	999,509
HP, Inc.
4.864% 1/23/23 (a)	1,000,000	996,904
Mercedes-Benz Finance North America LLC
4.894% 1/30/23 (a)	3,000,000	2,987,820
Parker-Hannifin Corp.
5.078% 3/23/23 (a)	1,000,000	988,417
Walgreens Boots Alliance, Inc.
5.097% 2/06/23 (a)	1,000,000	994,915
		10,951,880
Repurchase Agreement — 0.9%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/30/22, 1.280%, due 1/03/23 (f)	1,189,347	1,189,347

TOTAL SHORT-TERM INVESTMENTS (Cost $12,143,129)		12,141,227

TOTAL INVESTMENTS — 100.7% (Cost $144,240,461) (g)		131,853,186

Other Assets/(Liabilities) — (0.7)%		(898,749)

NET ASSETS — 100.0%		$130,954,437

Abbreviation Legend

CLO	Collateralized Loan Obligation
FRN	Floating Rate Note
STEP	Step Up Bond
VRN	Variable Rate Note

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At December 31, 2022, the aggregate market value of these securities amounted to $92,267,345 or 70.46% of net assets.

(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2022, was $2,123,051 or 1.62% of net assets. (Note 2).

(c)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at December 31, 2022.

(d)	May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.
(e)	Represents investment of security lending cash collateral. (Note 2).
(f)

Maturity value of $1,189,516. Collateralized by U.S. Government Agency obligations with a rate of 2.875%, maturity date of 5/15/28, and an aggregate market value, including accrued interest, of $1,213,194.

(g)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

United States	60.6%
Cayman Islands	11.0%
United Kingdom	3.0%
Bermuda	2.4%
Netherlands	2.3%
Indonesia	1.6%
France	1.2%
Switzerland	1.2%
Mexico	0.9%
Germany	0.7%
Nigeria	0.7%
Ireland	0.6%
China	0.6%
Australia	0.6%
Norway	0.5%
Qatar	0.5%
Saudi Arabia	0.5%
British Virgin Islands	0.4%
Japan	0.4%
Panama	0.4%
Spain	0.4%
Canada	0.3%
Denmark	0.3%
Italy	0.3%
Total Long-Term Investments	91.4%
Short-Term Investments and Other Assets and Liabilities	8.6%
Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Short
U.S. Treasury Ultra 10 Year	3/22/23	12	$(1,421,492)	$2,117
U.S. Treasury Note 2 Year	3/31/23	36	(7,375,671)	(7,142)
U.S. Treasury Note 5 Year	3/31/23	253	(27,301,579)	(4,632)
				$(9,657)

Currency Legend

USD U.S. Dollar

The accompanying notes are an integral part of the financial statements.

MML Small Cap Equity Fund – Portfolio of Investments
December 31, 2022

	Number of Shares	Value
EQUITIES — 97.9%
COMMON STOCK — 97.9%
Basic Materials — 2.5%
Chemicals — 0.7%
NewMarket Corp.	2,455	$763,775
Mining — 1.8%
Compass Minerals International, Inc.	24,916	1,021,556
Kaiser Aluminum Corp.	13,951	1,059,718
		2,081,274
		2,845,049
Communications — 1.8%
Internet — 1.8%
Ziff Davis, Inc. (a)	26,388	2,087,291
Consumer, Cyclical — 11.4%
Auto Parts & Equipment — 3.6%
Allison Transmission Holdings, Inc.	28,091	1,168,585
Dorman Products, Inc. (a)	17,418	1,408,594
Visteon Corp. (a)	11,707	1,531,627
		4,108,806
Home Builders — 0.6%
Skyline Champion Corp. (a)	12,764	657,474
Home Furnishing — 0.7%
Tempur Sealy International, Inc.	22,889	785,779
Leisure Time — 0.6%
Topgolf Callaway Brands Corp. (a)	33,511	661,842
Lodging — 0.9%
Boyd Gaming Corp.	18,360	1,001,171
Retail — 5.0%
AutoNation, Inc. (a)	21,299	2,285,383
BJ’s Wholesale Club Holdings, Inc. (a)	27,245	1,802,529
Suburban Propane Partners LP (b)	11,030	167,435
Texas Roadhouse, Inc.	16,519	1,502,403
		5,757,750
		12,972,822
Consumer, Non-cyclical — 21.0%
Beverages — 0.7%
Coca-Cola Consolidated, Inc.	1,440	737,798
Biotechnology — 2.8%
ADMA Biologics, Inc. (a)	167,871	651,339
Avid Bioservices, Inc. (a)	61,129	841,746
Guardant Health, Inc. (a)	9,903	269,362
Intra-Cellular Therapies, Inc. (a)	18,144	960,181
TransMedics Group, Inc. (a)	7,967	491,723
		3,214,351

	Number of Shares	Value
Commercial Services — 3.7%
ASGN, Inc. (a)	18,003	$1,466,884
Korn Ferry	24,653	1,247,935
Paya Holdings, Inc. (a)	90,099	709,079
Payoneer Global, Inc. (a)	140,619	769,186
		4,193,084
Food — 0.7%
Lancaster Colony Corp.	3,952	779,730
Health Care – Products — 4.8%
AtriCure, Inc. (a)	26,507	1,176,381
Azenta, Inc. (c)	19,861	1,156,307
BioLife Solutions, Inc. (a)	27,400	498,680
Inspire Medical Systems, Inc. (a)	10,276	2,588,319
		5,419,687
Health Care – Services — 4.9%
Acadia Healthcare Co., Inc. (a)	32,023	2,636,133
Addus HomeCare Corp. (a)	16,979	1,689,241
Tenet Healthcare Corp. (a)	26,767	1,305,962
		5,631,336
Pharmaceuticals — 3.4%
BellRing Brands, Inc. (a)	63,147	1,619,089
Collegium Pharmaceutical, Inc. (a)	35,167	815,875
Option Care Health, Inc. (a)	26,967	811,437
Prometheus Biosciences, Inc. (a)	6,238	686,180
		3,932,581
		23,908,567
Energy — 5.6%
Oil & Gas — 3.9%
Chesapeake Energy Corp. (c)	16,193	1,528,133
CNX Resources Corp. (a)	94,983	1,599,514
Helmerich & Payne, Inc.	27,493	1,362,828
		4,490,475
Oil & Gas Services — 1.1%
Nov, Inc.	58,178	1,215,339
Pipelines — 0.6%
Equitrans Midstream Corp.	97,523	653,404
		6,359,218
Financial — 19.9%
Banks — 6.3%
The Bank of NT Butterfield & Son Ltd.	20,075	598,436
BankUnited, Inc.	42,480	1,443,046
Cathay General Bancorp	35,561	1,450,533
Columbia Banking System, Inc.	52,387	1,578,420
Heritage Financial Corp.	34,035	1,042,832
Webster Financial Corp.	23,639	1,119,070
		7,232,337

The accompanying notes are an integral part of the financial statements.

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Diversified Financial Services — 4.1%
Federated Hermes, Inc.	32,364	$1,175,137
Focus Financial Partners, Inc. Class A (a)	40,874	1,523,374
Stifel Financial Corp.	33,016	1,927,144
		4,625,655
Insurance — 1.5%
Definity Financial Corp.	58,781	1,670,526
Real Estate Investment Trusts (REITS) — 4.2%
DiamondRock Hospitality Co.	175,724	1,439,180
Four Corners Property Trust, Inc.	73,537	1,906,814
National Storage Affiliates Trust	40,818	1,474,346
		4,820,340
Savings & Loans — 3.8%
Berkshire Hills Bancorp, Inc.	35,793	1,070,211
OceanFirst Financial Corp.	42,470	902,488
Pacific Premier Bancorp, Inc.	44,220	1,395,583
WSFS Financial Corp.	21,795	988,185
		4,356,467
		22,705,325
Industrial — 20.6%
Aerospace & Defense — 1.8%
Curtiss-Wright Corp.	12,138	2,026,925
Building Materials — 1.5%
Summit Materials, Inc. Class A (a)	61,378	1,742,534
Electrical Components & Equipment — 0.9%
Belden, Inc.	13,634	980,285
Electronics — 2.8%
Atkore, Inc. (a)	15,426	1,749,617
Itron, Inc. (a)	17,928	908,053
Vishay Intertechnology, Inc.	26,296	567,205
		3,224,875
Engineering & Construction — 1.3%
TopBuild Corp. (a)	9,341	1,461,773
Environmental Controls — 2.4%
Casella Waste Systems, Inc. Class A (a)	13,104	1,039,278
Evoqua Water Technologies Corp. (a)	41,698	1,651,241
		2,690,519
Hand & Machine Tools — 1.0%
Regal Rexnord Corp.	10,039	1,204,479
Machinery – Construction & Mining — 1.5%
BWX Technologies, Inc.	16,524	959,714
Vertiv Holdings Co.	53,942	736,848
		1,696,562
Machinery – Diversified — 1.6%
Esab Corp.	14,220	667,202

	Number of Shares	Value
Zurn Elkay Water Solutions Corp.	56,413	$1,193,135
		1,860,337
Metal Fabricate & Hardware — 1.5%
Valmont Industries, Inc.	5,149	1,702,620
Miscellaneous - Manufacturing — 1.5%
EnPro Industries, Inc.	16,242	1,765,343
Packaging & Containers — 1.2%
Silgan Holdings, Inc.	26,804	1,389,519
Transportation — 1.6%
CryoPort, Inc. (a) (c)	37,005	642,037
Hub Group, Inc. Class A (a)	14,337	1,139,648
		1,781,685
		23,527,456
Technology — 12.5%
Computers — 3.5%
CACI International, Inc. Class A (a)	6,523	1,960,749
KBR, Inc.	37,543	1,982,270
		3,943,019
Semiconductors — 3.3%
Allegro MicroSystems, Inc. (a)	36,780	1,104,136
Ambarella, Inc. (a)	10,536	866,375
MACOM Technology Solutions Holdings, Inc. (a)	14,650	922,657
MKS Instruments, Inc.	10,675	904,493
		3,797,661
Software — 5.7%
Consensus Cloud Solutions, Inc. (a)	13,483	724,846
Coupa Software, Inc. (a)	8,536	675,795
Envestnet, Inc. (a)	15,114	932,534
Gitlab, Inc. Class A (a) (c)	8,029	364,838
HashiCorp, Inc. Class A (a) (c)	19,465	532,173
Paycor HCM, Inc. (a)	62,900	1,539,163
Progress Software Corp.	16,055	809,975
Sprout Social, Inc. Class A (a)	16,523	932,888
		6,512,212
		14,252,892
Utilities — 2.6%
Gas — 2.6%
National Fuel Gas Co.	27,199	1,721,697
Northwest Natural Holding Co.	26,944	1,282,265
		3,003,962

TOTAL COMMON STOCK (Cost $79,762,044)		111,662,582

TOTAL EQUITIES (Cost $79,762,044)		111,662,582

The accompanying notes are an integral part of the financial statements.

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
MUTUAL FUNDS — 0.7%
Diversified Financial Services — 0.7%
State Street Navigator Securities Lending Government Money Market Portfolio (d)	826,682	$826,682

TOTAL MUTUAL FUNDS (Cost $826,682)		826,682

TOTAL LONG-TERM INVESTMENTS (Cost $80,588,726)		112,489,264

	Principal Amount
SHORT-TERM INVESTMENTS — 2.1%
Repurchase Agreement — 2.1%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/30/22, 1.280%, due 1/03/23 (e)	$2,429,749	2,429,749

TOTAL SHORT-TERM INVESTMENTS (Cost $2,429,749)		2,429,749

TOTAL INVESTMENTS — 100.7% (Cost $83,018,475) (f)		114,919,013

Other Assets/(Liabilities) — (0.7)%		(788,057)

NET ASSETS — 100.0%		$114,130,956

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Security is a Master Limited Partnership.
(c)

Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2022, was $3,358,523 or 2.94% of net assets. The Fund received $2,608,479 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(d)	Represents investment of security lending cash collateral. (Note 2).
(e)

Maturity value of $2,430,094. Collateralized by U.S. Government Agency obligations with a rate of 0.000%, maturity date of 6/29/23, and an aggregate market value, including accrued interest, of $2,478,379.

(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Strategic Emerging Markets Fund – Portfolio of Investments
December 31, 2022

	Number of Shares	Value
EQUITIES — 97.5%
COMMON STOCK — 96.2%
Belgium — 0.6%
Anheuser-Busch InBev SA	4,769	$286,704
Bermuda — 0.9%
Credicorp Ltd.	3,014	408,879
Hongkong Land Holdings Ltd.	11,200	51,365
		460,244
Brazil — 5.1%
Ambev SA	305,012	838,697
Lojas Renner SA	66,336	249,883
Vale SA Sponsored ADR	75,315	1,278,095
WEG SA	20,384	148,463
		2,515,138
Cayman Islands — 21.2%
BeiGene Ltd. ADR (a)	4,404	968,616
Brii Biosciences Ltd. (a)	83,500	78,856
H World Group Ltd.	4,100	17,646
H World Group Ltd. ADR	53,509	2,269,852
Meituan Class B (a) (b)	34,300	758,420
NetEase, Inc. ADR	18,392	1,335,811
New Horizon Health Ltd. (a) (b)	26,000	58,173
NU Holdings Ltd/Cayman Islands Class A (a)	99,536	405,112
Silergy Corp.	18,000	255,245
Tencent Holdings Ltd.	21,809	926,931
Wuxi Biologics Cayman, Inc. (a) (b)	99,000	760,030
Zai Lab Ltd. ADR (a)	14,272	438,150
ZTO Express Cayman, Inc.	4,987	135,410
ZTO Express Cayman, Inc. ADR	74,675	2,006,517
		10,414,769
Chile — 0.1%
Banco Santander Chile	1,318,495	52,771
China — 0.0%
MicroTech Medical Hangzhou Co. Ltd. Class H (a) (b)	14,600	18,246
Cyprus — 0.0%
TCS Group Holding PLC (a) (c) (d)	3,657	—
France — 5.3%
Kering SA	184	94,168
L’Oreal SA	100	35,874
Pernod Ricard SA	10,872	2,136,996
TotalEnergies SE	5,372	335,294
		2,602,332
Hong Kong — 2.2%
AIA Group Ltd.	88,200	971,700
Hang Lung Properties Ltd.	9,000	17,474

	Number of Shares	Value
Hong Kong Exchanges & Clearing Ltd.	1,600	$69,144
		1,058,318
India — 21.3%
Housing Development Finance Corp. Ltd.	126,540	4,035,865
Infosys Ltd.	49,726	901,081
Kotak Mahindra Bank Ltd.	110,783	2,435,796
Oberoi Realty Ltd.	30,373	317,630
Tata Consultancy Services Ltd.	62,558	2,461,661
Zee Entertainment Enterprises Ltd.	92,735	269,620
		10,421,653
Indonesia — 0.7%
Bank Central Asia Tbk PT	615,500	337,448
Italy — 1.7%
PRADA SpA	151,300	848,830
Japan — 0.1%
Daiichi Sankyo Co. Ltd.	1,600	51,276
Mexico — 7.4%
America Movil SAB de CV Sponsored ADR	34,870	634,634
Fomento Economico Mexicano SAB de CV	3,889	30,405
Grupo Mexico SAB de CV Series B	577,771	2,036,942
Wal-Mart de Mexico SAB de CV	265,730	939,290
		3,641,271
Netherlands — 0.0%
Yandex N.V. (a) (c) (d)	33,135	—
Philippines — 1.8%
SM Investments Corp.	53,435	866,818
Republic of Korea — 7.3%
LG Chem Ltd.	2,916	1,394,929
LG H&H Co. Ltd.	297	170,894
Samsung Biologics Co. Ltd. (a) (b)	1,496	964,938
Samsung Electronics Co. Ltd.	23,597	1,040,582
		3,571,343
Russia — 0.0%
Novatek PJSC (a) (c) (d)	11,944	—
Polyus PJSC GDR (a) (c) (d)	1,566	—
Polyus PJSC GDR (a) (c) (d)	40	—
Sberbank of Russia PJSC (a) (c) (d)	7,525	—
		—
South Africa — 1.1%
FirstRand Ltd.	143,525	524,220
Switzerland — 2.8%
Cie Financiere Richemont SA Registered	10,675	1,381,405

The accompanying notes are an integral part of the financial statements.

MML Strategic Emerging Markets Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Taiwan — 8.9%
MediaTek, Inc.	37,000	$751,547
Taiwan Semiconductor Manufacturing Co. Ltd.	248,000	3,614,513
		4,366,060
United Kingdom — 0.9%
Antofagasta PLC	7,659	142,190
AstraZeneca PLC Sponsored ADR	846	57,359
Glencore PLC	37,808	252,814
		452,363
United States — 6.8%
Coupang, Inc. (a)	944	13,886
Yum China Holdings, Inc.	60,767	3,320,917
		3,334,803

TOTAL COMMON STOCK (Cost $51,392,772)		47,206,012

PREFERRED STOCK — 1.3%
Brazil — 1.3%
Banco Bradesco SA 4.052%	221,871	643,389

TOTAL PREFERRED STOCK (Cost $798,068)		643,389

TOTAL EQUITIES (Cost $52,190,840)		47,849,401

WARRANTS — 0.1%
Switzerland — 0.1%
Cie Financiere Richemont SA, Expires 11/22/23, Strike 67.00 (a)	22,580	18,803

TOTAL WARRANTS (Cost $0)		18,803

TOTAL LONG-TERM INVESTMENTS (Cost $52,190,840)		47,868,204

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 1.9%
Repurchase Agreement — 1.9%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/30/22, 1.280%, due 1/03/23 (e)	$ 932,895	$ 932,895

TOTAL SHORT-TERM INVESTMENTS (Cost $932,895)		932,895

TOTAL INVESTMENTS — 99.5% (Cost $53,123,735) (f)		48,801,099

Other Assets/(Liabilities) — 0.5%		256,395

NET ASSETS — 100.0%		$ 49,057,494

Abbreviation Legend

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At December 31, 2022, the aggregate market value of these securities amounted to $2,559,807 or 5.22% of net assets.

(c)	Investment is valued using significant unobservable inputs.
(d)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At December 31, 2022, these securities amounted to a value of $0 or 0.00% of net assets.
(e)

Maturity value of $933,027. Collateralized by U.S. Government Agency obligations with a rate of 0.000%, maturity date of 6/29/23, and an aggregate market value, including accrued interest, of $951,584.

(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Strategic Emerging Markets Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (continued)

Sector weightings, as a percentage of net assets, is as follows:

Financial	21.0%
Technology	20.6%
Consumer, Cyclical	18.6%
Consumer, Non-cyclical	15.8%
Basic Materials	10.4%
Communications	5.3%
Industrial	5.2%
Energy	0.7%
Total Long-Term Investments	97.6%
Short-Term Investments and Other Assets and Liabilities	2.4%
Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MML U.S. Government Money Market Fund – Portfolio of Investments
December 31, 2022

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 100.0%
Discount Notes — 72.9%
Federal Home Loan Bank
4.124% 1/27/23, 1/27/23 (a)	$1,500,000	$1,495,613
4.143% 1/25/23, 1/25/23 (a)	3,700,000	3,689,961
4.171% 1/20/23, 1/20/23 (a)	1,750,000	1,746,213
4.176% 1/25/23, 1/25/23 (a)	15,000,000	14,959,000
4.184% 1/25/23, 1/25/23 (a)	5,300,000	5,285,478
4.229% 2/03/23, 2/03/23 (a)	2,290,000	2,281,288
4.286% 2/08/23, 2/08/23 (a)	5,000,000	4,977,833
4.325% 2/10/23, 2/10/23 (a)	6,375,000	6,344,967
SOFR + .010% 4.310% FRN 1/03/23, 1/17/23 (a)	9,000,000	9,000,000
SOFR + .030% 4.330% FRN 1/03/23, 1/19/23 (a)	12,000,000	12,000,000
SOFR + .030% 4.330% FRN 1/03/23, 3/21/23 (a)	14,000,000	14,000,000
SOFR + .040% 4.340% FRN 1/03/23, 1/30/23 (a)	10,000,000	10,000,000
SOFR + .040% 4.340% FRN 1/03/23, 2/10/23 (a)	5,500,000	5,500,000
SOFR + .050% 4.350% FRN 1/03/23, 3/28/23 (a)	14,000,000	14,000,000
SOFR + .050% 4.350% FRN 1/03/23, 6/28/23 (a)	13,000,000	13,000,000
SOFR + .055% 4.355% FRN 1/03/23, 5/24/23 (a)	15,000,000	15,000,000
SOFR + .060% 4.360% FRN 1/03/23, 4/06/23 (a)	11,500,000	11,500,000
SOFR + .070% 4.370% FRN 1/03/23, 5/17/23 (a)	17,000,000	17,000,000
Federal National Mortgage Association, 4.019%, 1/17/23, 1/17/23 (a)	9,700,000	9,682,971
Federal National Mortgage Association, 4.018%, 1/17/23, 1/17/23 (a)	4,200,000	4,192,627
		175,655,951
Repurchase Agreement — 10.4%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/30/22, 1.280%, due 1/03/23 (b)	104,900	104,900
HSBC Securities (USA) Inc, Tri-Party Repurchase Agreement, dated 12/30/22, 4.240%, due 1/03/23 (c)	25,000,000	25,000,000
		25,104,900

	Principal Amount	Value
U.S. Treasury Bill — 16.7%
U.S. Treasury Bill
3.360% 1/05/23 (d)	$15,300,000	$15,294,369
3.398% 1/03/23 (d)	25,000,000	24,995,347
		40,289,716

TOTAL SHORT-TERM INVESTMENTS (Cost $241,050,567)		241,050,567

TOTAL INVESTMENTS — 100.0% (Cost $241,050,567) (e)		241,050,567

Other Assets/(Liabilities) — 0.0%		114,958

NET ASSETS — 100.0%		$241,165,525

Abbreviation Legend

FRN	Floating Rate Note

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	The stated maturity dates reflect reset date and final maturity date, respectively.
(b)

Maturity value of $104,915. Collateralized by U.S. Government Agency obligations with a rate of 2.875%, maturity date of 5/15/28, and an aggregate market value, including accrued interest, of $107,007.

(c)

Maturity value of $25,011,778. Collateralized by U.S. Government Agency obligations with a rate of 0.00%, maturity date of 11/15/31, and an aggregate market value, including accrued interest, of $25,500,000.

(d)	The rate shown represents yield-to-maturity.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements
Statements of Assets and Liabilities December 31, 2022

	MML Blend Fund	MML Dynamic Bond Fund
Assets:
Investments, at value (Note 2) (a)	$639,247,539	$248,408,146
Repurchase agreements, at value (Note 2) (b)	314,488	392,045
Total investments (c)	639,562,027	248,800,191
Cash	32	156
Foreign currency, at value (d)	—	1,136,400
Receivables from:
Investments sold
Regular delivery	—	229,917
Delayed delivery	—	20,865,289
Cash collateral pledged for open derivatives (Note 2)	—	4,743,838
Open forward contracts (Note 2)	—	981,077
Fund shares sold	9,653	15,877
Variation margin on open derivative instruments (Note 2)	—	508,288
Interest and dividends	877	1,783,910
Foreign tax reclaims	—	—
Total assets	639,572,589	279,064,943
Liabilities:
Payables for:
Investments purchased
Regular delivery	—	150,067
Delayed delivery	—	45,160,483
Written options outstanding, at value (Note 2) (e)	—	69,207
Open forward contracts (Note 2)	—	142,180
Interest and dividends	—	—
Fund shares repurchased	128,975	87,910
Cash collateral held for securities on loan (Note 2)	78,200	2,400,625
Open swap agreements, at value (Note 2)	—	—
Trustees’ fees and expenses (Note 3)	175,248	34,329
Affiliates (Note 3):
Administration fees	—	30,045
Investment advisory fees	232,385	51,305
Service fees	110,080	7,338
Distribution fees	—	—
Accrued expense and other liabilities	162,688	177,933
Total liabilities	887,576	48,311,422
Net assets	$638,685,013	$230,753,521
Net assets consist of:
Paid-in capital	$663,673,847	$277,831,817
Accumulated earnings (loss)	(24,988,834)	(47,078,296)
Net assets	$638,685,013	$230,753,521

(a)	Cost of investments:	$671,876,786	$276,940,661
(b)	Cost of repurchase agreements:	$314,488	$392,045
(c)	Securities on loan with market value of:	$76,381	$3,472,819
(d)	Cost of foreign currency:	$—	$1,117,406
(e)	Premiums on written options:	$—	$123,002

The accompanying notes are an integral part of the financial statements.

MML Equity Fund	MML Equity Rotation Fund	MML High Yield Fund	MML Inflation- Protected and Income Fund	MML iShares 60/40 Allocation Fund	MML iShares 80/20 Allocation Fund

$821,959,503	$44,865,531	$56,529,166	$202,679,315	$27,036,379	$40,425,844
2,566,719	—	1,706,681	1,612,936	—	—
824,526,222	44,865,531	58,235,847	204,292,251	27,036,379	40,425,844
319	76,981	64	322	28,136	49,852
397	—	—	—	—	—

2,127,205	—	55,738	—	222,803	339,016
—	—	—	—	—	—
—	—	—	12,240,000	—	—
—	—	—	—	—	—
20,434	—	8,268	161,392	—	—
—	—	—	12,024	—	—
1,045,239	64,659	1,097,277	386,250	2,779	3,384
22,606	—	144,668	—	—	—
827,742,422	45,007,171	59,541,862	217,092,239	27,290,097	40,818,096

1,613,131	—	178,069	—	196,995	309,108
284,128	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	1,996,583	—	—
185,759	49	8,163	44,465	182	666
11,203,112	98,172	2,421,165	1,269,875	—	137,675
—	—	—	9,196,947	—	—
216,676	2,667	18,408	74,484	1,648	1,497

—	5,772	7,454	—	3,501	5,131
283,088	17,318	27,811	70,131	554	3,913
54,957	1,273	26,024	27,533	—	—
—	—	—	—	3,122	10,366
233,482	85,873	125,013	101,973	43,356	43,201
14,074,333	211,124	2,812,107	12,781,991	249,358	511,557
$813,668,089	$44,796,047	$56,729,755	$204,310,248	$27,040,739	$40,306,539

$613,977,640	$49,191,324	$73,881,628	$236,391,629	$30,780,827	$45,165,611
199,690,449	(4,395,277)	(17,151,873)	(32,081,381)	(3,740,088)	(4,859,072)
$813,668,089	$44,796,047	$56,729,755	$204,310,248	$27,040,739	$40,306,539

$692,829,152	$45,709,929	$65,001,092	$215,371,933	$30,641,694	$45,059,062
$2,566,719	$—	$1,706,681	$1,612,936	$—	$—
$11,407,068	$541,469	$2,535,270	$1,244,675	$—	$134,506
$392	$—	$—	$—	$—	$—
$—	$—	$—	$—	$—	$—

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)
Statements of Assets and Liabilities December 31, 2022

	MML Blend Fund	MML Dynamic Bond Fund
Initial Class shares:
Net assets	$466,170,731	$—
Shares outstanding (a)	27,710,290	—
Net asset value, offering price and redemption price per share	$16.82	$—
Class II shares:
Net assets	$—	$218,857,335
Shares outstanding (a)	—	26,318,159
Net asset value, offering price and redemption price per share	$—	$8.32
Service Class shares:
Net assets	$172,514,282	$—
Shares outstanding (a)	10,334,961	—
Net asset value, offering price and redemption price per share	$16.69	$—
Service Class I shares:
Net assets	$—	$11,896,186
Shares outstanding (a)	—	1,438,300
Net asset value, offering price and redemption price per share	$—	$8.27

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MML Equity Fund	MML Equity Rotation Fund	MML High Yield Fund	MML Inflation- Protected and Income Fund	MML iShares 60/40 Allocation Fund	MML iShares 80/20 Allocation Fund

$726,478,186	$—	$—	$161,191,116	$—	$—
27,146,398	—	—	18,585,934	—	—
$26.76	$—	$—	$8.67	$—	$—

$—	$42,721,816	$15,562,088	$—	$21,877,591	$21,603,656
—	4,079,748	1,908,042	—	2,531,943	2,528,549
$—	$10.47	$8.16	$—	$8.64	$8.54

$87,189,903	$—	$—	$43,119,132	$—	$—
3,323,921	—	—	5,019,211	—	—
$26.23	$—	$—	$8.59	$—	$—

$—	$2,074,231	$41,167,667	$—	$5,163,148	$18,702,883
—	200,084	5,104,124	—	598,194	2,191,000
$—	$10.37	$8.07	$—	$8.63	$8.54

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)
Statements of Assets and Liabilities December 31, 2022

	MML Managed Bond Fund	MML Short-Duration Bond Fund
Assets:
Investments, at value Note 2) (a)	$837,451,395	$130,663,839
Repurchase agreements, at value (Note 2) (b)	7,874,158	1,189,347
Total investments (c)	845,325,553	131,853,186
Cash	—	177
Foreign currency, at value (d)	—	—
Receivables from:
Investments sold
Regular delivery	2,124,755	—
Cash collateral pledged for open derivatives (Note 2)	—	607,000
Fund shares sold	139,888	5,155
Variation margin on open derivative instruments (Note 2)	—	28,151
Interest and dividends	5,876,314	888,478
Foreign tax reclaims	—	—
Other receivables	6,940,863	—
Total assets	860,407,373	133,382,147
Liabilities:
Payables for:
Investments purchased
Regular delivery	—	—
Delayed delivery	96,741,936	—
Fund shares repurchased	229,159	45,608
Cash collateral held for securities on loan (Note 2)	2,390,623	2,169,500
Trustees’ fees and expenses (Note 3)	213,306	31,415
Variation margin on open derivative instruments (Note 2)	195,901	—
Affiliates (Note 3):
Administration fees	—	16,711
Investment advisory fees	266,448	38,992
Service fees	118,293	20,056
Due to custodian	6,940,360	—
Accrued expense and other liabilities	217,825	105,428
Total liabilities	107,313,851	2,427,710
Net assets	$753,093,522	$130,954,437
Net assets consist of:
Paid-in capital	$889,531,370	$154,156,622
Accumulated earnings (loss)	(136,437,848)	(23,202,185)
Net assets	$753,093,522	$130,954,437

(a)	Cost of investments:	$941,838,967	$143,051,114
(b)	Cost of repurchase agreements:	$7,874,158	$1,189,347
(c)	Securities on loan with market value of:	$2,402,175	$2,123,051
(d)	Cost of foreign currency:	$—	$—

The accompanying notes are an integral part of the financial statements.

MML Small Cap Equity Fund	MML Strategic Emerging Markets Fund	MML U.S. Government Money Market Fund

$112,489,264	$47,868,204	$215,945,667
2,429,749	932,895	25,104,900
114,919,013	48,801,099	241,050,567
103	9,350	31
—	288,949	—

408,966	397,097	—
—	—	—
1,309	1,280	82,226
—	—	—
72,815	25,802	534,758
—	22,081	—
—	—	—
115,402,206	49,545,658	241,667,582

171,383	2,873	—
—	—	—
90,959	21,773	269,881
826,682	—	—
27,807	13,210	44,966
—	—	—

—	6,377	—
63,622	14,071	91,588
14,816	7,256	—
—	—	—
75,981	422,604	95,622
1,271,250	488,164	502,057
$114,130,956	$49,057,494	$241,165,525

$84,598,402	$62,685,664	$241,208,872
29,532,554	(13,628,170)	(43,347)
$114,130,956	$49,057,494	$241,165,525

$80,588,726	$52,190,840	$215,945,667
$2,429,749	$932,895	$25,104,900
$3,358,523	$—	$—
$—	$289,822	$—

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)
Statements of Assets and Liabilities December 31, 2022

	MML Managed Bond Fund	MML Short-Duration Bond Fund
Initial Class shares:
Net assets	$568,356,760	$—
Shares outstanding (a)	53,621,520	—
Net asset value, offering price and redemption price per share	$10.60	$—
Class II shares:
Net assets	$—	$98,969,151
Shares outstanding (a)	—	11,439,313
Net asset value, offering price and redemption price per share	$—	$8.65
Service Class shares:
Net assets	$184,736,762	$—
Shares outstanding (a)	17,506,927	—
Net asset value, offering price and redemption price per share	$10.55	$—
Service Class I shares:
Net assets	$—	$31,985,286
Shares outstanding (a)	—	3,709,664
Net asset value, offering price and redemption price per share	$—	$8.62

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MML Small Cap Equity Fund	MML Strategic Emerging Markets Fund	MML U.S. Government Money Market Fund

$90,514,234	$—	$241,165,525
9,639,170	—	241,166,107
$9.39	$—	$1.00

$—	$37,217,817	$—
—	7,705,036	—
$—	$4.83	$—

$23,616,722	$—	$—
2,583,598	—	—
$9.14	$—	$—

$—	$11,839,677	$—
—	2,458,254	—
$—	$4.82	$—

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)
Statements of Operations For the Year Ended December 31, 2022

	MML Blend Fund	MML Dynamic Bond Fund
Investment income (Note 2):
Dividends (a)	$13,859,965	$—
Interest (b)	1,230	10,382,756
Securities lending net income	393,708	19,129
Non-cash income	—	—
Total investment income	14,254,903	10,401,885
Expenses (Note 3):
Investment advisory fees	2,930,554	1,047,841
Custody fees	47,257	82,006
Audit and tax fees	46,257	46,885
Legal fees	28,982	52,361
Proxy fees	1,340	1,340
Shareholder reporting fees	80,651	55,904
Trustees’ fees	44,751	16,950
	3,179,792	1,303,287
Administration fees:
Class II	—	374,435
Service Class I	—	18,506
Distribution and Service fees:
Service Class	475,224	—
Service Class I	—	30,843
Total expenses	3,655,016	1,727,071
Expenses waived (Note 3):
Initial Class fees reimbursed by adviser	—	—
Class II fees reimbursed by adviser	—	(94,572)
Service Class fees reimbursed by adviser	—	—
Service Class I fees reimbursed by adviser	—	(4,900)
Advisory fees waived	—	(99,469)
Net expenses:	3,655,016	1,528,130
Net investment income (loss)	10,599,887	8,873,755
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	(2,465,838)	(22,495,092)
Futures contracts	—	(6,008,502)
Written options	—	1,398,184
Swap agreements	—	346,871
Foreign currency transactions	—	(19,554)
Forward contracts	—	(2,092,713)
Net realized gain (loss)	(2,465,838)	(28,870,806)
Net change in unrealized appreciation/(depreciation) on:
Investment transactions	(145,081,406)	(24,427,254)*
Futures contracts	—	(396,541)
Written options	—	53,795
Swap agreements	—	2,526,420
Translation of assets and liabilities in foreign currencies	—	68,994
Forward contracts	—	838,897
Net change in unrealized appreciation/(depreciation)	(145,081,406)	(21,335,689)
Net realized gain (loss) and change in unrealized appreciation/(depreciation)	(147,547,244)	(50,206,495)
Net increase (decrease) in net assets resulting from operations	$(136,947,357)	$(41,332,740)

(a)	Net of foreign withholding tax of:	$—	$—
(b)	Net of foreign withholding tax of:	$—	$15,943
*	Net of net increase (decrease) in accrued foreign capital gains tax of:	$—	$(1,329)
+	Commenced operations on February 11, 2022.

The accompanying notes are an integral part of the financial statements.

MML Equity Fund	MML Equity Rotation Fund	MML High Yield Fund	MML Inflation-Protected and Income Fund	MML iShares 60/40 Allocation Fund+	MML iShares 80/20 Allocation Fund+

$20,469,199	$859,331	$20,284	$—	$525,897	$679,880
137,111	231	4,213,425	8,296,849	132	610
7,182	1,914	22,534	2,011	9,138	12,270
24,235	—	—	—	—	—
20,637,727	861,476	4,256,243	8,298,860	535,167	692,760

3,386,078	206,347	394,261	1,392,741	69,399	89,693
127,895	29,662	71,027	41,480	11,849	11,849
44,461	41,308	45,895	47,454	28,797	28,797
26,765	1,498	2,252	8,695	2,493	2,493
1,341	1,340	1,340	1,340	461	461
95,466	18,048	43,634	43,413	10,327	10,513
51,264	2,780	4,434	16,444	2,953	2,953
3,733,270	300,983	562,843	1,551,567	126,279	146,759

—	65,481	30,262	—	30,122	29,773
—	3,301	68,303	—	4,577	15,074

232,660	—	—	120,383	—	—
—	5,502	113,839	—	7,629	25,122
3,965,930	375,267	775,247	1,671,950	168,607	216,728

—	—	—	(69,282)	—	—
—	—	—	—	(48,666)	(39,863)
—	—	—	(17,477)	—	—
—	—	—	—	(6,211)	(15,348)
—	(22,927)	(28,716)	—	—	—
3,965,930	352,340	746,531	1,585,191	113,730	161,517
16,671,797	509,136	3,509,712	6,713,669	421,437	531,243

61,252,329	(4,057,664)	(1,699,045)	(5,428,118)	(134,773)	(225,429)
—	—	—	859,224	—	—
—	—	—	—	—	—
—	—	—	(11,334,486)	—	—
(4,613)	—	(495)	—	—	—
—	—	—	—	—	—
61,247,716	(4,057,664)	(1,699,540)	(15,903,380)	(134,773)	(225,429)

(121,971,556)	(3,947,669)	(10,719,142)	(14,020,190)	(3,605,315)	(4,633,218)
—	—	—	71,826	—	—
—	—	—	—	—	—
—	—	—	(12,774,329)	—	—
(105)	—	(10,138)	—	—	—
—	—	—	—	—	—
(121,971,661)	(3,947,669)	(10,729,280)	(26,722,693)	(3,605,315)	(4,633,218)
(60,723,945)	(8,005,333)	(12,428,820)	(42,626,073)	(3,740,088)	(4,858,647)
$(44,052,148)	$(7,496,197)	$(8,919,108)	$(35,912,404)	$(3,318,651)	$(4,327,404)

$45,745	$394	$3,253	$—	$—	$—
$—	$—	$—	$—	$—	$—
$—	$—	$—	$—	$—	$—

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)
Statements of Operations For the Year Ended December 31, 2022

	MML Managed Bond Fund	MML Short-Duration Bond Fund
Investment income (Note 2):
Dividends (a)	$—	$—
Interest	29,215,578	4,403,918
Securities lending net income	12,658	4,680
Non-cash income	—	—
Total investment income	29,228,236	4,408,598
Expenses (Note 3):
Investment advisory fees	3,409,533	516,135
Custody fees	76,765	35,897
Audit and tax fees	47,497	46,239
Legal fees	26,657	4,871
Proxy fees	1,340	1,340
Shareholder reporting fees	112,776	41,297
Trustees’ fees	54,602	9,685
	3,729,170	655,464
Administration fees:
Class II	—	170,715
Service Class I	—	50,487
Distribution and Service fees:
Service Class	536,610	—
Service Class I	—	84,144
Total expenses	4,265,780	960,810
Expenses waived (Note 3):
Initial Class fees reimbursed by adviser	—	—
Class II fees reimbursed by adviser	—	—
Service Class I fees reimbursed by adviser	—	—
Advisory fees waived	—	—
Net expenses:	4,265,780	960,810
Net investment income (loss)	24,962,456	3,447,788
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	(32,267,111)	(4,126,308)
Futures contracts	(19,533,654)	5,076,031
Swap agreements	—	(5,360,076)
Foreign currency transactions	—	—
Net realized gain (loss)	(51,800,765)	(4,410,353)
Net change in unrealized appreciation/(depreciation) on:
Investment transactions	(118,929,817)	(12,114,148)
Futures contracts	(390,533)	(24,750)
Swap agreements	—	51,438
Translation of assets and liabilities in foreign currencies	—	—
Net change in unrealized appreciation/(depreciation)	(119,320,350)	(12,087,460)
Net realized gain (loss) and change in unrealized appreciation/(depreciation)	(171,121,115)	(16,497,813)
Net increase (decrease) in net assets resulting from operations	$(146,158,659)	$(13,050,025)

(a)	Net of foreign withholding tax of:	$—	$—
*	Net of net increase (decrease) in accrued foreign capital gains tax of:	$—	$—

The accompanying notes are an integral part of the financial statements.

MML Small Cap Equity Fund	MML Strategic Emerging Markets Fund	MML U.S. Government Money Market Fund

$1,614,525	$872,770	$—
8,217	7,062	3,268,556
7,824	6,558	—
—	61,822	—
1,630,566	948,212	3,268,556

789,531	550,871	907,971
23,308	172,833	39,427
43,545	83,479	35,960
3,974	2,536	5,871
1,340	1,340	1,340
34,001	17,732	20,376
7,793	4,157	11,245
903,492	832,948	1,022,190

—	61,054	—
—	19,424	—

63,164	—	—
—	32,373	—
966,656	945,799	1,022,190

—	—	(242,898)
—	(153,555)	—
—	(49,034)	—
—	(11,483)	—
966,656	731,727	779,292
663,910	216,485	2,489,264

(3,387,020)	(7,354,985)	67
—	—	—
—	—	—
(9)	(41,284)	—
(3,387,029)	(7,396,269)	67

(20,320,106)	(11,171,240)*	—
—	—	—
—	—	—
—	(421)	—
(20,320,106)	(11,171,661)	—
(23,707,135)	(18,567,930)	67
$(23,043,225)	$(18,351,445)	$2,489,331

$3,563	$124,737	$—
$—	$108,848	$—

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)
Statements of Changes in Net Assets

	MML Blend Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$10,599,887	$9,096,103
Net realized gain (loss)	(2,465,838)	12,652,777
Net change in unrealized appreciation/(depreciation)	(145,081,406)	91,439,930
Net increase (decrease) in net assets resulting from operations	(136,947,357)	113,188,810
Distributions to shareholders (Note 2):
Initial Class	(16,406,451)	(168,011,356)
Class II	—	—
Service Class	(5,658,892)	(57,432,992)
Service Class I	—	—
Total distributions	(22,065,343)	(225,444,348)
Net fund share transactions (Note 5):
Initial Class	(38,165,947)	111,716,812
Class II	—	—
Service Class	(2,245,699)	61,053,567
Service Class I	—	—
Increase (decrease) in net assets from fund share transactions	(40,411,646)	172,770,379
Total increase (decrease) in net assets	(199,424,346)	60,514,841
Net assets
Beginning of year	838,109,359	777,594,518
End of year	$638,685,013	$838,109,359

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund		MML Equity Fund		MML Equity Rotation Fund
Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021

$8,873,755	$8,982,423	$16,671,797	$13,558,285	$509,136	$279,575
(28,870,806)	1,270,296	61,247,716	127,543,393	(4,057,664)	10,530,385
(21,335,689)	(10,551,016)	(121,971,661)	87,110,296	(3,947,669)	805,638
(41,332,740)	(298,297)	(44,052,148)	228,211,974	(7,496,197)	11,615,598

—	—	(92,352,834)	(13,032,797)	—	—
(9,323,527)	(11,157,560)	—	—	(5,065,396)	(13,847,437)
—	—	(11,352,115)	(1,534,583)	—	—
(445,452)	(462,823)	—	—	(245,021)	(776,065)
(9,768,979)	(11,620,383)	(103,704,949)	(14,567,380)	(5,310,417)	(14,623,502)

—	—	36,635,002	(53,863,556)	—	—
(27,080,709)	(9,438,529)	—	—	5,065,396	13,847,437
—	—	(1,174,750)	(14,625,427)	—	—
717,424	1,604,280	—	—	(21,287)	675,688
(26,363,285)	(7,834,249)	35,460,252	(68,488,983)	5,044,109	14,523,125
(77,465,004)	(19,752,929)	(112,296,845)	145,155,611	(7,762,505)	11,515,221

308,218,525	327,971,454	925,964,934	780,809,323	52,558,552	41,043,331
$230,753,521	$308,218,525	$813,668,089	$925,964,934	$44,796,047	$52,558,552

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)
Statements of Changes in Net Assets

	MML High Yield Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$3,509,712	$4,839,748
Net realized gain (loss)	(1,699,540)	1,939,226
Net change in unrealized appreciation/(depreciation)	(10,729,280)	178,836
Net increase (decrease) in net assets resulting from operations	(8,919,108)	6,957,810
Distributions to shareholders (Note 2):
Initial Class	—	—
Class II	(1,463,558)	(2,520,599)
Service Class	—	—
Service Class I	(3,304,293)	(4,268,950)
Total distributions	(4,767,851)	(6,789,549)
Tax return of capital:
Class II	—	—
Service Class I	—	—
Total tax return of capital	—	—
Net fund share transactions (Note 5):
Initial Class	—	—
Class II	(4,736,261)	(27,011,141)
Service Class	—	—
Service Class I	(1,978,471)	6,442,610
Increase (decrease) in net assets from fund share transactions	(6,714,732)	(20,568,531)
Total increase (decrease) in net assets	(20,401,691)	(20,400,270)
Net assets
Beginning of year	77,131,446	97,531,716
End of year	$56,729,755	$77,131,446

+	Commenced operations on February 11, 2022.

The accompanying notes are an integral part of the financial statements.

MML Inflation- Protected and Income Fund		MML iShares® 60/40 Allocation Fund	MML iShares 80/20 Allocation Fund
Year Ended December 31, 2022	Year Ended December 31, 2021	Period Ended December 31, 2022+	Period Ended December 31, 2022+

$6,713,669	$4,712,255	$421,437	$531,243
(15,903,380)	18,253,988	(134,773)	(225,429)
(26,722,693)	(2,798,047)	(3,605,315)	(4,633,218)
(35,912,404)	20,168,196	(3,318,651)	(4,327,404)

(18,612,540)	(21,774,428)	—	—
—	—	(346,648)	(300,842)
(4,772,542)	(4,083,457)	—	—
—	—	(74,789)	(230,826)
(23,385,082)	(25,857,885)	(421,437)	(531,668)

—	—	(22,034)	(32,606)
—	—	(4,754)	(25,018)
—	—	(26,788)	(57,624)

(32,292,574)	(42,642,110)	—	—
—	—	25,268,682	25,233,448
2,060,256	7,965,013	—	—
—	—	5,538,933	19,989,787
(30,232,318)	(34,677,097)	30,807,615	45,223,235
(89,529,804)	(40,366,786)	27,040,739	40,306,539

293,840,052	334,206,838	—	—
$204,310,248	$293,840,052	$27,040,739	$40,306,539

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)
Statements of Changes in Net Assets

	MML Managed Bond Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$24,962,456	$21,745,244
Net realized gain (loss)	(51,800,765)	6,090,693
Net change in unrealized appreciation/(depreciation)	(119,320,350)	(20,636,492)
Net increase (decrease) in net assets resulting from operations	(146,158,659)	7,199,445
Distributions to shareholders (Note 2):
Initial Class	(25,107,989)	(39,056,618)
Class II	—	—
Service Class	(8,029,901)	(12,723,319)
Service Class I	—	—
Total distributions	(33,137,890)	(51,779,937)
Net fund share transactions (Note 5):
Initial Class	(60,857,432)	39,909,283
Class II	—	—
Service Class	(28,402,423)	(1,824,724)
Service Class I	—	—
Increase (decrease) in net assets from fund share transactions	(89,259,855)	38,084,559
Total increase (decrease) in net assets	(268,556,404)	(6,495,933)
Net assets
Beginning of year	1,021,649,926	1,028,145,859
End of year	$753,093,522	$1,021,649,926

The accompanying notes are an integral part of the financial statements.

MML Short- Duration Bond Fund		MML Small Cap Equity Fund		MML Strategic Emerging Markets Fund
Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021

$3,447,788	$3,632,819	$663,910	$212,930	$216,485	$(34,267)
(4,410,353)	2,025,520	(3,387,029)	15,036,246	(7,396,269)	18,212,958
(12,087,460)	(2,044,541)	(20,320,106)	13,434,356	(11,171,661)	(23,899,847)
(13,050,025)	3,613,798	(23,043,225)	28,683,532	(18,351,445)	(5,721,156)

—	—	(12,251,160)	(7,333,753)	—	—
(3,657,335)	(4,585,706)	—	—	(14,864,169)	(13,347,045)
—	—	(3,153,530)	(1,860,664)	—	—
(1,009,962)	(1,189,399)	—	—	(4,619,444)	(3,530,767)
(4,667,297)	(5,775,105)	(15,404,690)	(9,194,417)	(19,483,613)	(16,877,812)

—	—	4,386,341	(3,355,882)	—	—
(20,534,399)	(7,544,769)	—	—	14,118,801	(27,396,668)
—	—	1,304,643	1,166,351	—	—
(1,537,311)	(10,020,442)	—	—	4,411,925	3,975,698
(22,071,710)	(17,565,211)	5,690,984	(2,189,531)	18,530,726	(23,420,970)
(39,789,032)	(19,726,518)	(32,756,931)	17,299,584	(19,304,332)	(46,019,938)

170,743,469	190,469,987	146,887,887	129,588,303	68,361,826	114,381,764
$130,954,437	$170,743,469	$114,130,956	$146,887,887	$49,057,494	$68,361,826

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)
Statements of Changes in Net Assets

	MML U.S. Government Money Market Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$2,489,264	$55
Net realized gain (loss)	67	640
Net change in unrealized appreciation/(depreciation)	—	—
Net increase (decrease) in net assets resulting from operations	2,489,331	695
Distributions to shareholders (Note 2):
Initial Class	(2,489,674)	—
Total distributions	(2,489,674)	—
Net fund share transactions (Note 5):
Initial Class	66,174,935	(48,397,785)
Increase (decrease) in net assets from fund share transactions	66,174,935	(48,397,785)
Total increase (decrease) in net assets	66,174,592	(48,397,090)
Net assets
Beginning of year	174,990,933	223,388,023
End of year	$241,165,525	$174,990,933

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Blend Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets[w]	Net investment income (loss) to average daily net assets
Initial Class
12/31/22	$ 20.84	$ 0.28	$ (3.71)	$ (3.43)	$ (0.25)	$ (0.34)	$ (0.59)	$ 16.82	(16.59%)	$ 466,171	0.45%	1.56%
12/31/21	24.79	0.28	3.21	3.49	(0.57)	(6.87)	(7.44)	20.84	15.02%	620,820	0.44%	1.19%
12/31/20	22.93	0.51	2.37	2.88	—	(1.02)	(1.02)	24.79	12.87%	591,889	0.45%	2.26%
12/31/19	20.35	0.49	3.71	4.20	(0.53)	(1.09)	(1.62)	22.93	21.38%	574,827	0.45%	2.24%
12/31/18	23.33	0.47	(1.39)	(0.92)	(0.48)	(1.58)	(2.06)	20.35	(4.34%)	527,007	0.45%	2.12%
Service Class
12/31/22	$ 20.68	$ 0.24	$ (3.69)	$ (3.45)	$ (0.20)	$ (0.34)	$ (0.54)	$ 16.69	(16.80%)	$ 172,514	0.70%	1.32%
12/31/21	24.66	0.22	3.19	3.41	(0.52)	(6.87)	(7.39)	20.68	14.74%	217,290	0.69%	0.95%
12/31/20	22.87	0.46	2.35	2.81	—	(1.02)	(1.02)	24.66	12.57%	185,705	0.70%	2.01%
12/31/19	20.29	0.43	3.71	4.14	(0.47)	(1.09)	(1.56)	22.87	21.08%	161,870	0.70%	1.99%
12/31/18	23.27	0.42	(1.40)	(0.98)	(0.42)	(1.58)	(2.00)	20.29	(4.58%)	118,604	0.70%	1.89%

	Year ended December 31
	2022	2021	2020	2019	2018
Portfolio turnover rate[x]	5%	8%	231%	132%	86%

c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

w

Effective November 18, 2020, the expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

x	Effective November 18, 2020, the amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Dynamic Bond Fund

		Income (loss) from investment operations			Less distributions to shareholders				Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class II
12/31/22	$ 10.06	$ 0.31	$ (1.70)	$ (1.39)	$ (0.35)	$ (0.35)	$ 8.32	(13.98%)	$ 218,857	0.65%	0.57%	3.40%
12/31/21	10.44	0.29	(0.29)	(0.00)[d]	(0.38)	(0.38)	10.06	(0.01%)	294,648	0.60%	0.57%	2.86%
12/31/20	10.08	0.29	0.10	0.39	(0.03)	(0.03)	10.44	3.91%	315,514	0.62%	N/A	2.88%
12/31/19	9.61	0.35	0.48	0.83	(0.36)	(0.36)	10.08	8.73%	388,029	0.60%	0.60%[l]	3.55%
12/31/18	9.95	0.34	(0.35)	(0.01)	(0.33)	(0.33)	9.61	(0.10%)	420,344	0.59%	0.59%[l]	3.52%
Service Class I
12/31/22	$ 10.01	$ 0.28	$ (1.69)	$ (1.41)	$ (0.33)	$ (0.33)	$ 8.27	(14.26%)	$ 11,896	0.90%	0.82%	3.16%
12/31/21	10.39	0.27	(0.29)	(0.02)	(0.36)	(0.36)	10.01	(0.18%)	13,571	0.85%	0.82%	2.61%
12/31/20	10.07	0.27	0.08	0.35	(0.03)	(0.03)	10.39	3.51%	12,458	0.87%	N/A	2.62%
12/31/19	9.59	0.33	0.48	0.81	(0.33)	(0.33)	10.07	8.53%	10,142	0.85%	0.85%[l]	3.28%
12/31/18	9.93	0.32	(0.35)	(0.03)	(0.31)	(0.31)	9.59	(0.33%)	6,272	0.84%	0.84%[l]	3.30%

	Year ended December 31
	2022	2021	2020	2019	2018
Portfolio turnover rate	203%	193%	159%	54%	68%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l	Expenses incurred during the period fell under the expense cap.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Equity Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/22	$ 32.09	$ 0.58	$ (2.13)	$ (1.55)	$ (0.49)	$ (3.29)	$ (3.78)	$ 26.76	(4.65%)	$ 726,478	0.45%	2.02%
12/31/21	25.04	0.46	7.09	7.55	(0.50)	—	(0.50)	32.09	30.26%	821,006	0.43%	1.55%
12/31/20	28.10	0.51	(0.12)aa	0.39	(0.59)	(2.86)	(3.45)	25.04	3.03%	686,468	0.45%	2.13%
12/31/19	24.16	0.57	5.42	5.99	(0.57)	(1.48)	(2.05)	28.10	25.92%	729,367	0.44%	2.14%
12/31/18	31.69	0.60	(3.06)	(2.46)	(0.57)	(4.50)	(5.07)	24.16	(9.99%)	634,703	0.44%	2.00%
Service Class
12/31/22	$ 31.52	$ 0.50	$ (2.09)	$ (1.59)	$ (0.41)	$ (3.29)	$ (3.70)	$ 26.23	(4.88%)	$ 87,190	0.69%	1.76%
12/31/21	24.61	0.38	6.97	7.35	(0.44)	—	(0.44)	31.52	29.93%	104,959	0.68%	1.31%
12/31/20	27.68	0.44	(0.13)aa	0.31	(0.52)	(2.86)	(3.38)	24.61	2.77%	94,341	0.70%	1.88%
12/31/19	23.82	0.50	5.34	5.84	(0.50)	(1.48)	(1.98)	27.68	25.61%	97,058	0.69%	1.89%
12/31/18	31.31	0.52	(3.01)	(2.49)	(0.50)	(4.50)	(5.00)	23.82	(10.22%)	82,977	0.69%	1.75%

	Year ended December 31
	2022	2021	2020	2019	2018
Portfolio turnover rate	90%	73%	82%	113%	41%

c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Equity Rotation Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class II
12/31/22	$ 13.83	$ 0.13	$ (2.08)	$ (1.95)	$ —	$ (1.41)	$ (1.41)	$ 10.47	(14.29%)	$ 42,722	0.81%	0.76%	1.12%
12/31/21	14.79	0.10	3.85	3.95	(0.10)	(4.81)	(4.91)	13.83	28.37%	49,828	0.78%	0.73%	0.60%
12/31/20	12.40	0.14	2.68	2.82	(0.21)	(0.22)	(0.43)	14.79	22.92%	38,834	0.79%	0.79%[k]	1.13%
12/31/19	10.89	0.10	1.67	1.77	(0.05)	(0.21)	(0.26)	12.40	16.50%	31,593	0.86%	0.83%	0.84%
12/31/18	13.89	0.12	(1.23)	(1.11)	(0.12)	(1.77)	(1.89)	10.89	(8.86%)	27,112	0.75%	0.65%	0.86%
Service Class I
12/31/22	$ 13.74	$ 0.10	$ (2.06)	$ (1.96)	$ —	$ (1.41)	$ (1.41)	$ 10.37	(14.46%)	$ 2,074	1.05%	1.00%	0.86%
12/31/21	14.73	0.05	3.83	3.88	(0.06)	(4.81)	(4.87)	13.74	28.00%	2,731	1.03%	0.98%	0.34%
12/31/20	12.36	0.11	2.66	2.77	(0.18)	(0.22)	(0.40)	14.73	22.57%	2,210	1.04%	1.04%[k]	0.88%
12/31/19	10.85	0.07	1.67	1.74	(0.02)	(0.21)	(0.23)	12.36	16.30%	1,898	1.11%	1.08%	0.59%
12/31/18	13.85	0.08	(1.22)	(1.14)	(0.09)	(1.77)	(1.86)	10.85	(9.10%)	1,598	1.00%	0.90%	0.61%

	Year ended December 31
	2022	2021	2020	2019	2018
Portfolio turnover rate	335%	218%	137%	172%	102%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML High Yield Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class II
12/31/22	$ 10.02	$ 0.49	$ (1.66)	$ (1.17)	$ (0.69)	$ —	$ (0.69)	$ 8.16	(11.81%)	$ 15,562	1.00%	0.96%	5.50%
12/31/21	10.10	0.58	0.23	0.81	(0.89)	—	(0.89)	10.02	8.23%	24,481	0.89%	0.83%	5.62%
12/31/20	9.57	0.55	(0.02)	0.53	(0.00)[d]	—	(0.00)[d]	10.10	5.56%	50,805	0.87%	0.80%	5.93%
12/31/19	9.07	0.57	0.52	1.09	(0.59)	—	(0.59)	9.57	12.25%	86,651	0.88%	0.80%	5.98%
12/31/18	10.01	0.62	(0.94)	(0.32)	(0.62)	(0.00)[d]	(0.62)	9.07	(3.40%)	79,542	0.85%	0.75%	6.29%
Service Class I
12/31/22	$ 9.92	$ 0.47	$ (1.64)	$ (1.17)	$ (0.68)	$ —	$ (0.68)	$ 8.07	(11.97%)	$ 41,168	1.26%	1.21%	5.27%
12/31/21	10.04	0.55	0.22	0.77	(0.89)	—	(0.89)	9.92	7.88%	52,650	1.14%	1.08%	5.40%
12/31/20	9.53	0.52	(0.01)	0.51	(0.00)[d]	—	(0.00)[d]	10.04	5.38%	46,727	1.12%	1.05%	5.69%
12/31/19	9.04	0.54	0.52	1.06	(0.57)	—	(0.57)	9.53	11.86%	47,405	1.13%	1.05%	5.73%
12/31/18	9.97	0.59	(0.92)	(0.33)	(0.60)	(0.00)[d]	(0.60)	9.04	(3.54%)	39,983	1.10%	1.00%	6.04%

	Year ended December 31
	2022	2021	2020	2019	2018
Portfolio turnover rate	45%	61%	73%	54%	39%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Inflation-Protected and Income Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers (including (interest expense)[p]	Ratio of expenses to average daily net assets after expense waivers (including interest expense)[j,p]	Ratio of expenses to average daily net assets after expense waivers (excluding interest expense)[j]	Net investment income (loss) to average daily net assets (including interest expense)[p]
Initial Class
12/31/22	$ 11.12	$ 0.28	$ (1.70)	$ (1.42)	$ (0.27)	$ (0.76)	$ (1.03)	$ 8.67	(13.35%)	$ 161,191	0.64%	0.60%	0.60%	2.79%
12/31/21	11.41	0.17	0.55	0.72	(0.13)	(0.88)	(1.01)	11.12	6.40%	240,863	0.60%	0.60%[n]	0.60%[n]	1.51%
12/31/20	10.28	0.17	0.97	1.14	(0.01)	—	(0.01)	11.41	11.11%	288,026	0.75%	0.74%	0.60%	1.54%
12/31/19	9.72	0.23	0.58	0.81	(0.25)	—	(0.25)	10.28	8.31%	314,261	2.34%	0.00%	0.60%	2.29%
12/31/18	10.16	0.30	(0.43)	(0.13)	(0.31)	—	(0.31)	9.72	(1.29%)	311,927	2.08%	0.00%	0.60%	2.97%
Service Class
12/31/22	$ 11.03	$ 0.25	$ (1.68)	$ (1.43)	$ (0.25)	$ (0.76)	$ (1.01)	$ 8.59	(13.59%)	$ 43,119	0.89%	0.85%	0.85%	2.57%
12/31/21	11.33	0.14	0.54	0.68	(0.10)	(0.88)	(0.98)	11.03	6.12%	52,977	0.85%	0.85%[n]	0.85%[n]	1.25%
12/31/20	10.23	0.14	0.97	1.11	(0.01)	—	(0.01)	11.33	10.88%	46,181	0.98%	0.98%[k]	0.85%	1.29%
12/31/19	9.68	0.20	0.58	0.78	(0.23)	—	(0.23)	10.23	8.05%	43,237	2.59%	0.00%	0.85%	2.02%
12/31/18	10.12	0.27	(0.42)	(0.15)	(0.29)	—	(0.29)	9.68	(1.54%)	41,379	2.33%	0.00%	0.85%	2.72%

	Year ended December 31
	2022	2021	2020	2019	2018
Portfolio turnover rate	76%	98%	84%	44%	51%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

n	Expenses incurred during the period fell under the expense cap.
p

Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund’s net expenses in the Statements of Operations. Income earned on investing proceeds from reverse repurchase agreements is included in interest income in the Statements of Operations.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML iShares® 60/40 Allocation Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j,w]	Net investment income (loss) to average daily net assets
Class II
12/31/22[g]	$ 10.00	$ 0.15	$ (1.36)	$ (1.21)	$ (0.14)	$ —	$ (0.01)	$ (0.15)	$ 8.64	(12.14%)[b]	$ 21,878	0.70%[a]	0.46%[a]	1.82%[a]
Service Class I
12/31/22[g]	$ 10.00	$ 0.14	$ (1.38)	$ (1.24)	$ (0.12)	$ —	$ (0.01)	$ (0.13)	$ 8.63	(12.37%)[b]	$ 5,163	0.91%[a]	0.71%[a]	1.85%[a]

Period ended December 31, 2022[b]

Portfolio turnover rate[x]	7%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	Fund commenced operations on February 11, 2022.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML iShares® 80/20 Allocation Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j,w]	Net investment income (loss) to average daily net assets
Class II
12/31/22[g]	$ 10.00	$ 0.14	$ (1.47)	$ (1.33)	$ (0.12)	$ —	$ (0.01)	$ (0.13)	$ 8.54	(13.28%)[b]	$ 21,604	0.66%[a]	0.46%[a]	1.76%[a]
Service Class I
12/31/22[g]	$ 10.00	$ 0.14	$ (1.48)	$ (1.34)	$ (0.11)	$ —	$ (0.01)	$ (0.12)	$ 8.54	(13.40%)[b]	$ 18,703	0.86%[a]	0.71%[a]	1.82%[a]

Period ended December 31, 2022[b]

Portfolio turnover rate[x]	7%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	Fund commenced operations on February 11, 2022.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Managed Bond Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/22	$ 13.02	$ 0.35	$ (2.29)	$ (1.94)	$ (0.36)	$ (0.12)	$ (0.48)	$ 10.60	(15.01%)	$ 568,357	0.44%	3.02%
12/31/21	13.59	0.29	(0.18)	0.11	(0.43)	(0.25)	(0.68)	13.02	0.81%	762,726	0.42%	2.20%
12/31/20	12.64	0.42	0.54	0.96	(0.01)	—	(0.01)	13.59	7.62%	756,218	0.43%	3.25%
12/31/19	11.93	0.43	0.74	1.17	(0.46)	—	(0.46)	12.64	9.85%	846,138	0.42%	3.43%
12/31/18	12.41	0.40	(0.46)	(0.06)	(0.42)	—	(0.42)	11.93	(0.44%)	778,603	0.42%	3.34%
Service Class
12/31/22	$ 12.95	$ 0.32	$ (2.27)	$ (1.95)	$ (0.33)	$ (0.12)	$ (0.45)	$ 10.55	(15.22%)	$ 184,737	0.69%	2.76%
12/31/21	13.53	0.26	(0.19)	0.07	(0.40)	(0.25)	(0.65)	12.95	0.56%	258,923	0.67%	1.96%
12/31/20	12.61	0.39	0.54	0.93	(0.01)	—	(0.01)	13.53	7.40%	271,928	0.68%	3.01%
12/31/19	11.91	0.40	0.73	1.13	(0.43)	—	(0.43)	12.61	9.57%	265,691	0.67%	3.19%
12/31/18	12.39	0.37	(0.46)	(0.09)	(0.39)	—	(0.39)	11.91	(0.69%)	254,883	0.67%	3.10%

	Year ended December 31
	2022	2021	2020	2019	2018
Portfolio turnover rate	243%	263%	226%	260%	138%

c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Short-Duration Bond Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class II
12/31/22	$ 9.71	$ 0.22	$ (0.97)	$ (0.75)	$ (0.31)	$ —	$ (0.31)	$ 8.65	(7.79%)	$ 98,969	0.59%	N/A	2.39%
12/31/21	9.84	0.20	(0.00)[d]	0.20	(0.33)	—	(0.33)	9.71	2.01%	133,235	0.55%	N/A	2.05%
12/31/20	9.69	0.29	(0.14)	0.15	(0.00)[d]	—	(0.00)[d]	9.84	1.55%	142,514	0.56%	N/A	3.00%
12/31/19	9.59	0.29	0.13	0.42	(0.32)	—	(0.32)	9.69	4.45%	171,740	0.57%	0.57%[k]	3.00%
12/31/18	9.73	0.26	(0.11)	0.15	(0.29)	—	(0.29)	9.59	1.53%	172,577	0.56%	0.55%	2.66%
Service Class I
12/31/22	$ 9.67	$ 0.19	$ (0.96)	$ (0.77)	$ (0.28)	$ —	$ (0.28)	$ 8.62	(8.00%)	$ 31,985	0.85%	N/A	2.16%
12/31/21	9.81	0.18	(0.01)	0.17	(0.31)	—	(0.31)	9.67	1.69%	37,508	0.80%	N/A	1.80%
12/31/20	9.68	0.26	(0.13)	0.13	(0.00)[d]	—	(0.00)[d]	9.81	1.34%	47,956	0.81%	N/A	2.74%
12/31/19	9.58	0.27	0.13	0.40	(0.30)	—	(0.30)	9.68	4.17%	36,270	0.82%	0.82%[k]	2.76%
12/31/18	9.72	0.23	(0.11)	0.12	(0.26)	—	(0.26)	9.58	1.29%	30,686	0.81%	0.80%	2.42%

	Year ended December 31
	2022	2021	2020	2019	2018
Portfolio turnover rate	26%	64%	44%	53%	54%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Small Cap Equity Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/22	$ 12.76	$ 0.06	$ (2.02)	$ (1.96)	$ (0.08)	$ (1.33)	$ (1.41)	$ 9.39	(15.88%)	$ 90,514	0.73%	0.59%
12/31/21	11.11	0.03	2.46	2.49	(0.06)	(0.78)	(0.84)	12.76	22.75%	116,599	0.69%	0.20%
12/31/20	9.34	0.07	1.84	1.91	(0.05)	(0.09)	(0.14)	11.11	20.70%	104,243	0.73%	0.77%
12/31/19	8.17	0.07	1.96	2.03	(0.05)	(0.81)	(0.86)	9.34	26.46%	94,712	0.74%	0.79%
12/31/18	10.30	0.07	(0.82)	(0.75)	(0.05)	(1.33)	(1.38)	8.17	(10.19%)	82,609	0.71%	0.66%
Service Class
12/31/22	$ 12.46	$ 0.04	$ (1.98)	$ (1.94)	$ (0.05)	$ (1.33)	$ (1.38)	$ 9.14	(16.09%)	$ 23,617	0.98%	0.34%
12/31/21	10.87	(0.01)bb	2.41	2.40	(0.03)	(0.78)	(0.81)	12.46	22.45%	30,289	0.94%	(0.05%)
12/31/20	9.14	0.04	1.81	1.85	(0.03)	(0.09)	(0.12)	10.87	20.39%	25,345	0.98%	0.52%
12/31/19	8.01	0.05	1.91	1.96	(0.02)	(0.81)	(0.83)	9.14	26.15%	22,695	0.99%	0.54%
12/31/18	10.13	0.04	(0.80)	(0.76)	(0.03)	(1.33)	(1.36)	8.01	(10.41%)	18,425	0.96%	0.41%

	Year ended December 31
	2022	2021	2020	2019	2018
Portfolio turnover rate	29%	30%	36%	27%	50%

c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

bb

The amount shown for a share outstanding does not correspond with the aggregate net investment income (loss) as shown on the Statement of Operations for the period due to the timing of class-specific expenses. See Note 3 for each fund’s expense structure.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Strategic Emerging Markets Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class II
12/31/22	$ 10.50	$ 0.03	$ (2.79)	$ (2.76)	$ (0.26)	$ (2.65)	$ (2.91)	$ 4.83	(26.58%)	$ 37,218	1.70%	1.30%	0.46%
12/31/21	14.43	0.00d,bb	(1.01)	(1.01)	—	(2.92)	(2.92)	10.50	(8.06%)	51,825	1.45%	1.35%	0.00%[e]
12/31/20	12.67	(0.01)	2.16	2.15	(0.05)	(0.34)	(0.39)	14.43	17.55%	96,846	1.40%	1.35%	(0.05%)
12/31/19	10.12	0.05	2.53	2.58	(0.03)	—	(0.03)	12.67	25.53%	125,192	1.33%	1.29%	0.45%
12/31/18	11.57	0.05	(1.48)	(1.43)	(0.02)	—	(0.02)	10.12	(12.40%)	112,363	1.57%	1.35%	0.41%
Service Class I
12/31/22	$ 10.47	$ 0.01	$ (2.77)	$ (2.76)	$ (0.24)	$ (2.65)	$ (2.89)	$ 4.82	(26.68%)	$ 11,840	1.95%	1.55%	0.22%
12/31/21	14.43	(0.03)	(1.01)	(1.04)	—	(2.92)	(2.92)	10.47	(8.29%)	16,537	1.70%	1.60%	(0.20%)
12/31/20	12.68	(0.04)	2.15	2.11	(0.02)	(0.34)	(0.36)	14.43	17.18%	17,536	1.65%	1.60%	(0.32%)
12/31/19	10.13	0.02	2.53	2.55	(0.00)[d]	—	(0.00)[d]	12.68	25.18%	17,174	1.58%	1.54%	0.19%
12/31/18	11.59	0.02	(1.48)	(1.46)	—	—	—	10.13	(12.60%)	14,089	1.82%	1.60%	0.15%

	Year ended December 31
	2022	2021	2020	2019	2018
Portfolio turnover rate	51%	51%	35%	31%	38%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

bb

The amount shown for a share outstanding does not correspond with the aggregate net investment income (loss) as shown on the Statement of Operations for the period due to the timing of class-specific expenses. See Note 3 for each fund’s expense structure.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML U. S. Government Money Market Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Initial Class
12/31/22	$ 1.00	$ 0.01	$ 0.00[d]	$ 0.01	$ (0.01)	$ —	$ (0.01)	$ 1.00	1.22%	$ 241,166	0.54%	0.41%	1.31%
12/31/21	1.00	0.00[d]	0.00[d]	0.00[d]	—	—	—	1.00	0.00%	174,991	0.52%	0.05%	0.00%[e]
12/31/20	1.00	0.00[d]	0.00[d]	0.00[d]	(0.00)[d]	—	(0.00)[d]	1.00	0.23%	223,388	0.52%	0.30%	0.21%
12/31/19	1.00	0.02	0.00[d]	0.02	(0.02)	—	(0.02)	1.00	1.71%	174,899	0.54%	N/A	1.69%
12/31/18	1.00	0.01	0.00[d]	0.01	(0.01)	—	(0.01)	1.00	1.32%	179,102	0.54%	N/A	1.35%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1. The Funds

MML Series Investment Fund II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated February 8, 2005, which was amended and restated as of February 28, 2005 and December 15, 2011, as it may be further amended from time to time. The Trust consists of the following series (each individually referred to as a “Fund” or collectively as the “Funds”):

MML Blend Fund (“Blend Fund”)

MML Dynamic Bond Fund (“Dynamic Bond Fund”)

MML Equity Fund (“Equity Fund”)

MML Equity Rotation Fund (“Equity Rotation Fund”)

MML High Yield Fund (“High Yield Fund”)

MML Inflation-Protected and Income Fund (“Inflation-Protected and Income Fund”)

MML iShares® 60/40 Allocation Fund (“iShares 60/40 Allocation Fund”)

MML iShares® 80/20 Allocation Fund (“iShares 80/20 Allocation Fund”)

MML Managed Bond Fund (“Managed Bond Fund”)

MML Short-Duration Bond Fund (“Short-Duration Bond Fund”)

MML Small Cap Equity Fund (“Small Cap Equity Fund”)

MML Strategic Emerging Markets Fund (“Strategic Emerging Markets Fund”)

MML U.S. Government Money Market Fund (“U.S. Government Money Market Fund”)

The Trust makes shares of the Funds available for the investment of assets of various separate investment accounts established by Massachusetts Mutual Life Insurance Company (“MassMutual”) and by life insurance companies which are subsidiaries of MassMutual. Shares of the Trust are not offered to the general public. MassMutual, MML Bay State Life Insurance Company, C.M. Life Insurance Company, and the MML Conservative Allocation Fund, MML Balanced Allocation Fund, MML Moderate Allocation Fund, MML Growth Allocation Fund, and MML Aggressive Allocation Fund, which are “funds of funds” series of MML Series Investment Fund, another open-end management investment company sponsored by MassMutual, are the record owners of all of the outstanding shares of the Funds.

Each share class of a Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

The Blend Fund, iShares 60/40 Allocation Fund, and iShares 80/20 Allocation Fund invest substantially all of their investable assets in shares of ETFs advised by an affiliate of the Funds’ subadviser, BlackRock Investment Management, LLC (“Underlying ETFs”). The financial statements of the applicable Underlying ETFs are presented separately and can be obtained from the Securities and Exchange Commission’s (“SEC”) EDGAR database on its website at http://www.sec.gov.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

Notes to Financial Statements (Continued)

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes; instead, MML Advisers will determine the fair value of a Fund’s securities in accordance with MML Advisers’ fair valuation policy and procedures. On holidays and other days when the NYSE is closed, each Fund’s net asset value generally is not calculated and the Funds do not anticipate accepting buy or sell orders. However, the value of each Fund’s assets may still be affected on such days to the extent that a Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System (“NASDAQ System”), or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities (with the exception of debt securities held by the U.S. Government Money Market Fund) are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day. The U.S. Government Money Market Fund’s debt securities are typically valued at amortized cost, but may be valued using a vendor quote if MML Advisers determines it more closely approximates current market value, in accordance with Rule 2a-7 under the 1940 Act pursuant to which the U.S. Government Money Market Fund must adhere to certain conditions. It is the intention of the U.S. Government Money Market Fund to maintain a stable net asset value per share of $1.00, although this cannot be assured.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, established benchmark yield, and estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche, including, but not limited to, prepayment speed assumptions and attributes of the collateral.

The Board of Trustees (“Trustees”) have designated MML Advisers as the Funds’ “valuation designee,” responsible for determining the fair value, in good faith, of securities and other instruments held by the Funds for which market quotations are not readily available or for which such market quotations or values are considered by MML Advisers or a subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event). It is possible that a significant amount of a Fund’s assets will be subject to fair valuation in accordance with MML Advisers’ fair valuation policy and procedures. The fair value determined for an investment by MML Advisers may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of

Notes to Financial Statements (Continued)

the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

Investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and any other investments fair valued using significant unobservable inputs may be fair valued using one or a combination of, but not limited to, the following inputs:

Market approach: (i) recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers; (ii) recapitalizations and other transactions across the capital structure; and (iii) market multiples of comparable issuers.

Income approach: (i) future cash flows discounted to present value and adjusted as appropriate for liquidity, credit, and/or market risks; (ii) quoted prices for similar investments or assets in active markets; and (iii) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts, and/or default rates.

Cost approach: (i) audited or unaudited financial statements, investor communications, and financial or operational metrics issued by the Private Company; (ii) changes in the valuation of relevant indexes or publicly traded companies comparable to the Private Company; (iii) relevant news and other public sources; and (iv) known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing the Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as the current value method (“CVM”), an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The CVM allocates value among the various parts of a company’s capital structure assuming that the value of convertible preferred stock is represented by the most favorable claim the preferred stockholders have on the enterprise value as of the valuation date. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information for a Private Company is as of a date that is earlier than the date a Fund is calculating its net asset value. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized

Notes to Financial Statements (Continued)

in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs, to the extent observable inputs are not available (including the Funds’ own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Levels.

In certain cases, the inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest Level input that is significant to the overall fair value measurement.

The Blend Fund, iShares 60/40 Allocation Fund, iShares 80/20 Allocation Fund, and Small Cap Equity Fund characterized all long-term investments at Level 1, and all short-term investments at Level 2, as of December 31, 2022. The U.S. Government Money Market Fund characterized all investments at Level 2, as of December 31, 2022. For each Fund noted in the preceding sentences, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The following is the aggregate value by input level, as of December 31, 2022, for the remaining Funds’ investments:

	Level 1	Level 2	Level 3	Total
Dynamic Bond Fund
Asset Investments
Bank Loans (Less Unfunded Loan Commitments)	$—	$11,599,675	$—	$11,599,675
Corporate Debt	—	96,902,697	—	96,902,697
Non-U.S. Government Agency Obligations	—	26,571,555	—	26,571,555
Sovereign Debt Obligations	—	14,869,939	—	14,869,939
U.S. Government Agency Obligations and Instrumentalities	—	71,481,455	—	71,481,455
U.S. Treasury Obligations	—	17,123,919	—	17,123,919
Purchased Options	89,816	—	—	89,816
Mutual Funds	2,400,625	—	—	2,400,625
Short-Term Investments	—	7,767,749	—	7,767,749
Unfunded Loan Commitments***	—	(7,239)	—	(7,239)
Total Investments	$2,490,441	$246,309,750	$—	$248,800,191

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3		Total
Dynamic Bond Fund (Continued)
Asset Derivatives
Forward Contracts	$—	$981,077	$—		$981,077
Futures Contracts	837,347	—	—		837,347
Swap Agreements	—	6,514,719	—		6,514,719
Total	$837,347	$7,495,796	$—		$8,333,143
Liability Derivatives
Forward Contracts	$—	$(142,180)	$—		$(142,180)
Futures Contracts	(1,233,888)	—	—		(1,233,888)
Swap Agreements	—	(1,491)	—		(1,491)
Written Options	(69,207)	—	—		(69,207)
Total	$(1,303,095)	$(143,671)	$—		$(1,446,766)

Equity Fund
Asset Investments
Common Stock	$796,617,531	$1,466,067 *	$—		$798,083,598
Mutual Funds	19,185,816	—	—		19,185,816
Short-Term Investments	4,690,089	2,566,719	—		7,256,808
Total Investments	$820,493,436	$4,032,786	$—		$824,526,222

Equity Rotation Fund
Asset Investments
Common Stock	$44,762,444	$—	$4,915	**	$44,767,359
Mutual Funds	98,172	—	—		98,172
Total Investments	$44,860,616	$—	$4,915		$44,865,531

High Yield Fund
Asset Investments
Bank Loans	$—	$1,465,259	$—		$1,465,259
Corporate Debt	—	52,642,742	—		52,642,742
Mutual Funds	2,421,165	—	—		2,421,165
Short-Term Investments	—	1,706,681	—		1,706,681
Total Investments	$2,421,165	$55,814,682	$—		$58,235,847

Inflation-Protected and Income Fund
Asset Investments
Non-U.S. Government Agency Obligations	$—	$110,062,817	$—		$110,062,817
U.S. Government Agency Obligations and Instrumentalities	—	23,786,453	—		23,786,453
U.S. Treasury Obligations	—	48,619,221	—		48,619,221
Mutual Funds	1,269,875	—	—		1,269,875
Short-Term Investments	—	20,553,885	—		20,553,885
Total Investments	$1,269,875	$203,022,376	$—		$204,292,251
Asset Derivatives
Futures Contracts	$36,829	$—	$—		$36,829
Swap Agreements	—	231,936	—		231,936
Total	$36,829	$231,936	$—		$268,765
Liability Derivatives
Futures Contracts	$(17,336)	$—	$—		$(17,336)
Swap Agreements	—	(9,599,944)	—		(9,599,944)
Total	$(17,336)	$(9,599,944)	$—		$(9,617,280)

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3		Total
Managed Bond Fund
Asset Investments
Corporate Debt	$—	$286,332,335	$—		$286,332,335
Municipal Obligations	—	2,047,000	—		2,047,000
Non-U.S. Government Agency Obligations	—	200,444,724	—		200,444,724
Sovereign Debt Obligations	—	3,004,054	—		3,004,054
U.S. Government Agency Obligations and Instrumentalities	—	202,148,954	—		202,148,954
U.S. Treasury Obligations	—	50,279,610	—		50,279,610
Mutual Funds	2,390,623	—	—		2,390,623
Short-Term Investments	—	98,678,253	—		98,678,253
Total Investments	$2,390,623	$842,934,930	$—		$845,325,553
Asset Derivatives
Futures Contracts	$102,654	$—	$—		$102,654

Short-Duration Bond Fund
Asset Investments
Corporate Debt	$—	$61,755,751	$—		$61,755,751
Non-U.S. Government Agency Obligations	—	53,023,954	—		53,023,954
U.S. Government Agency Obligations and Instrumentalities	—	2,097,940	—		2,097,940
U.S. Treasury Obligations	—	664,814	—		664,814
Mutual Funds	2,169,500	—	—		2,169,500
Short-Term Investments	—	12,141,227	—		12,141,227
Total Investments	$2,169,500	$129,683,686	$—		$131,853,186
Asset Derivatives
Futures Contracts	$2,117	$—	$—		$2,117
Liability Derivatives
Futures Contracts	$(11,774)	$—	$—		$(11,774)

Strategic Emerging Markets Fund
Asset Investments
Common Stock*
Belgium	$—	$286,704	$—		$286,704
Bermuda	408,879	51,365	—		460,244
Brazil	1,278,095	1,237,043	—		2,515,138
Cayman Islands	7,424,058	2,990,711	—		10,414,769
Chile	52,771	—	—		52,771
China	—	18,246	—		18,246
Cyprus	—	—	—	+,**	—
France	—	2,602,332	—		2,602,332
Hong Kong	—	1,058,318	—		1,058,318
India	—	10,421,653	—		10,421,653
Indonesia	—	337,448	—		337,448
Italy	—	848,830	—		848,830
Japan	—	51,276	—		51,276
Mexico	3,641,271	—	—		3,641,271
Netherlands	—	—	—	+,**	—
Philippines	—	866,818	—		866,818
Republic of Korea	—	3,571,343	—		3,571,343
Russia	—	—	—	+,**	—
South Africa	—	524,220	—		524,220
Switzerland	—	1,381,405	—		1,381,405
Taiwan	—	4,366,060	—		4,366,060
United Kingdom	57,360	395,003	—		452,363
United States	3,334,803	—	—		3,334,803

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3	Total
Strategic Emerging Markets Fund (Continued)
Asset Investments (Continued)
Preferred Stock*
Brazil	$—	$643,389	$—	$643,389
Warrants	18,803	—	—	18,803
Short-Term Investments	—	932,895	—	932,895
Total Investments	$16,216,040	$32,585,059	$—	$48,801,099

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments after the close of trading in their respective foreign markets, as applicable.

**	Level 3 investments at December 31, 2022 in relation to net assets were not significant.
***	Unfunded loan commitments are valued at the unrealized appreciation/(depreciation) on the commitment.
+	Represents a security at $0 value as of December 31, 2022.

For certain Fund(s) the Statement of Assets and Liabilities shows receivables from investments sold on a delayed delivery basis and cash collateral pledged for open derivatives, as well as, any applicable liabilities for investments purchased on a delayed delivery basis, amounts due to custodian, and cash collateral held for securities on loan. These amounts approximate fair value and would be categorized at Level 2 for each applicable Fund as of December 31, 2022.

The Funds, with the exception of the Equity Rotation Fund, High Yield Fund, and Strategic Emerging Markets Fund, had no Level 3 transfers during the year ended December 31, 2022. The Equity Rotation Fund and High Yield Fund had Level 3 transfers during the year ended December 31, 2022; however, none of the transfers individually or collectively had a material impact on the Equity Rotation Fund and High Yield Fund.

The following table shows the Level 3 transfers for the Strategic Emerging Markets Fund for the year ended December 31, 2022:

	Transfers In *	Transfers Out *
	Level 3 - Significant Unobservable Inputs	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs
Strategic Emerging Markets Fund	$5,720,141	$(2,225,623)	$ (3,494,518)

* Transfers into Level 3 were attributable to a lack of observable market data.

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more underlying indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. A Fund may not be able to close out a derivative transaction at a favorable time or price.

Notes to Financial Statements (Continued)

At December 31, 2022, and during the year then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest/ Inflation Rate Risk	Total
Dynamic Bond Fund
Asset Derivatives
Purchased Options*,^^^	$—	$—	$—	$89,816	$89,816
Forward Contracts*	—	—	981,077	—	981,077
Futures Contracts^^	—	—	—	837,347	837,347
Swap Agreements^^,^^^	325,749	—	—	6,188,970	6,514,719
Total Value	$325,749	$—	$981,077	$7,116,133	$8,422,959
Liability Derivatives
Forward Contracts^	$—	$—	$(142,180)	$—	$(142,180)
Futures Contracts^^	—	—	—	(1,233,888)	(1,233,888)
Swap Agreements^^,^^^	(1,491)	—	—	—	(1,491)
Written Options^,^^^	—	—	—	(69,207)	(69,207)
Total Value	$(1,491)	$—	$(142,180)	$(1,303,095)	$(1,446,766)
Realized Gain (Loss)#
Purchased Options	$—	$—	$—	$(969,840)	$(969,840)
Forward Contracts	—	—	(2,092,713)	—	(2,092,713)
Futures Contracts	—	—	—	(6,008,502)	(6,008,502)
Swap Agreements	72,880	—	—	273,991	346,871
Written Options	—	—	—	1,398,184	1,398,184
Total Realized Gain (Loss)	$72,880	$—	$(2,092,713)	$(5,306,167)	$(7,326,000)
Change in Appreciation/(Depreciation)##
Purchased Options	$—	$—	$—	$(52,344)	$(52,344)
Forward Contracts	—	—	838,897	—	838,897
Futures Contracts	—	—	—	(396,541)	(396,541)
Swap Agreements	358,718	—	—	2,167,702	2,526,420
Written Options	—	—	—	53,795	53,795
Total Change in Appreciation/(Depreciation)	$358,718	$—	$838,897	$1,772,612	$2,970,227

Inflation-Protected and Income Fund
Asset Derivatives
Futures Contracts^^	$—	$—	$—	$36,829	$36,829
Swap Agreements^^,^^^	—	—	—	231,936	231,936
Total Value	$—	$—	$—	$268,765	$268,765
Liability Derivatives
Futures Contracts^^	$—	$—	$—	$(17,336)	$(17,336)
Swap Agreements^	—	(9,196,947)	—	—	(9,196,947)
Swap Agreements^^,^^^	—	—	—	(402,997)	(402,997)
Total Value	$—	$(9,196,947)	$—	$(420,333)	$(9,617,280)
Realized Gain (Loss)#
Purchased Options	$—	$—	$—	$383,675	$383,675
Futures Contracts	—	—	—	859,224	859,224
Swap Agreements	—	(12,337,424)	—	1,002,938	(11,334,486)
Total Realized Gain (Loss)	$—	$(12,337,424)	$—	$2,245,837	$(10,091,587)
Change in Appreciation/(Depreciation)##
Purchased Options	$—	$—	$—	$476,433	$476,433
Futures Contracts	—	—	—	71,826	71,826
Swap Agreements	—	(12,128,500)	—	(645,829)	(12,774,329)
Total Change in Appreciation/(Depreciation)	$—	$(12,128,500)	$—	$(97,570)	$(12,226,070)

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest/ Inflation Rate Risk	Total
Managed Bond Fund
Asset Derivatives
Futures Contracts^^	$—	$—	$—	$102,654	$102,654
Realized Gain (Loss)#
Purchased Options	$—	$—	$—	$747,030	$747,030
Futures Contracts	—	—	—	(19,533,654)	(19,533,654)
Total Realized Gain (Loss)	$—	$—	$—	$(18,786,624)	$(18,786,624)
Change in Appreciation/(Depreciation)##
Purchased Options	$—	$—	$—	$707,164	$707,164
Futures Contracts	—	—	—	(390,533)	(390,533)
Total Change in Appreciation/(Depreciation)	$—	$—	$—	$316,631	$316,631

Short-Duration Bond Fund
Asset Derivatives
Futures Contracts^^	$—	$—	$—	$2,117	$2,117
Liability Derivatives
Futures Contracts^^	$—	$—	$—	$(11,774)	$(11,774)
Realized Gain (Loss)#
Purchased Options	$—	$—	$—	$20,671	$20,671
Futures Contracts	—	—	—	5,076,031	5,076,031
Swap Agreements	—	—	—	(5,360,076)	(5,360,076)
Total Realized Gain (Loss)	$—	$—	$—	$(263,374)	$(263,374)
Change in Appreciation/(Depreciation)##
Purchased Options	$—	$—	$—	$50,019	$50,019
Futures Contracts	—	—	—	(24,750)	(24,750)
Swap Agreements	—	—	—	51,438	51,438
Total Change in Appreciation/(Depreciation)	$—	$—	$—	$76,707	$76,707

*	Statements of Assets and Liabilities location: Investments, at value, or Receivables from: open forward contracts, as applicable.
^	Statements of Assets and Liabilities location: Payables for: open forward contracts, open swap agreements, at value, or written options outstanding, at value, as applicable.
^^

Cumulative appreciation/(depreciation) on futures contracts and centrally cleared swaps is reported in “Futures Contracts” and “Swap Agreements” in each applicable Fund’s Portfolio of Investments. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.

^^^	Represents centrally cleared swaps or exchange-traded purchased or written options, which are not subject to a master netting agreement or similar agreement.
#

Statements of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, forward contracts, futures contracts, swap agreements, or written options, as applicable.

##

Statements of Operations location: Amounts are included in net change in unrealized appreciation/(depreciation) on: investment transactions, forward contracts, futures contracts, swap agreements, or written options, as applicable.

Notes to Financial Statements (Continued)

For the year ended December 31, 2022, the average number of contracts, notional amounts, or shares/units for each derivative type was as follows:

	Average Number of Contracts, Notional Amounts, or Shares/Units†
Fund Name	Futures Contracts	Forward Contracts	Swap Agreements	Purchased Options	Purchased Swaptions	Written Options	Written Swaptions
Dynamic Bond Fund	2,219	$31,144,701	$94,252,222	1,672,044	$9,960,000	2,044,559	$9,960,000
Inflation-Protected and Income Fund	217	—	219,322,365	—	37,437,000	—	—
Managed Bond Fund	1,029	—	—	—	59,800,000	—	—
Short-Duration Bond Fund	408	—	92,687,500	—	3,080,000	—	—

†

Amount(s) disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts, swap agreements, purchased swaptions and written swaptions, or shares/units outstanding for purchased options and written options, based on absolute values, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the year ended December 31, 2022.

The Portfolio of Investments included in a Fund’s financial statements shows the assets or liabilities of the Fund associated with individual derivatives transactions. The terms of many of those transactions contemplate that derivatives receivables and payables between the same two parties may be netted and that the parties will collateralize certain obligations. The following tables provide an illustration of the possible effect of netting provisions and of collateral (delivered or received) on a Fund’s derivatives exposure as of December 31, 2022. Netting arrangements vary among different counterparties, and the actual disposition of derivatives receivables and payables, and of collateral, in a bankruptcy or insolvency can be complicated and difficult to predict.

The following table presents derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) or similar agreement and net of the related collateral received by the Fund(s) as of December 31, 2022.

Asset Valuation Inputs

Counterparty	Derivative Assets Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Received***	Net Amount*
Dynamic Bond Fund
Goldman Sachs International	$88,269	$(25,247)	$—	$63,022
JP Morgan Chase Bank N.A.	506,304	(19,846)	—	486,458
Morgan Stanley & Co. LLC	386,504	(89,123)	—	297,381
	$981,077	$(134,216)	$—	$846,861

Notes to Financial Statements (Continued)

The following table presents derivative liabilities by counterparty net of amounts available for offset under an MNA or similar agreement and net of the related collateral pledged by the Fund(s) as of December 31, 2022.

Liability Valuation Inputs

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Pledged***	Net Amount**
Dynamic Bond Fund
Bank of America N.A.	$(7,964)	$—	$—	$(7,964)
Goldman Sachs International	(25,247)	25,247	—	—
JP Morgan Chase Bank N.A.	(19,846)	19,846	—	—
Morgan Stanley & Co. LLC	(89,123)	89,123	—	—
	$(142,180)	$134,216	$—	$(7,964)

Inflation-Protected and Income Fund
BNP Paribas SA	$(4,244,965)	$—	$4,244,965	$—
Goldman Sachs International	(4,951,982)	—	4,951,982	—
	$(9,196,947)	$—	$9,196,947	$—

*	Represents the net amount receivable from the counterparty in the event of default.
**	Represents the net amount payable to the counterparty in the event of default.
***	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.
†

The amount presented here may be less than the total amount shown in the Statements of Assets and Liabilities as some derivatives held by the counterparty are not covered within an MNA or similar agreement.

Such agreements typically permit a single net payment in the event of default, including the bankruptcy or insolvency of the counterparty. The Fund(s) and counterparties may not be permitted to sell, re-pledge, or use the collateral they receive. In the event that cash collateral is restricted for use, the balance will be reflected as restricted cash within the Statement of Assets and Liabilities.

Further details regarding the derivatives and other investments held by the Fund(s) during the year ended December 31, 2022, are discussed below.

Foreign Currency Exchange Transactions

A Fund may enter into foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes.

A Fund may enter into foreign currency exchange transactions, including foreign currency forward contracts. These contracts call for the Fund to deliver in the future an amount of one currency in return for an amount of another currency, at an exchange rate determined at the time the contract is entered into. Forward contracts are private contractual arrangements and a Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. This type of arrangement may require the Fund to post margin. A Fund may enter into foreign currency exchange transactions in order to hedge against changes in the values of the assets or liabilities denominated in one or more foreign currencies, or otherwise to increase or reduce a Fund’s exposure to various foreign currencies. The use of foreign currency exchange transactions may create investment leverage.

Whenever a Fund enters into a foreign currency exchange transaction, it is subject to the risk that the value of the transaction will move in a direction unfavorable to it. When the Fund uses the transactions for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. If a Fund enters into foreign currency exchange transactions other than for hedging purposes (for example, seeking to profit from an anticipated change in the values of currencies by creating directional exposures in the portfolio with respect to one or more currencies), it will generally

Notes to Financial Statements (Continued)

be subject to the same risks, but is less likely to have assets or liabilities that will offset any losses on the transactions. There can be no assurance that a Fund will be able to terminate any foreign currency exchange transaction prior to its maturity in order to limit its loss on the transaction.

Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. Forward foreign currency contracts are valued at the settlement price established through dealers or other market sources on the day which they are traded. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The notional or contractual amounts of these instruments do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risks are considered.

A Fund’s current exposure to a counterparty is the unrealized appreciation/(depreciation) on the contract.

Futures Contracts

A Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts and related options.

Futures Contracts. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed income security, during a specified future period at a specified price. A Fund may use index futures contracts to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets, including commodities and precious metals. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When a Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

Options on Futures Contracts. If a Fund buys an option on a futures contract, it will have the right to assume a futures contract at a particular price during the course of the option. Its potential loss should generally be limited to the amount of the premium paid and any transaction costs. If a Fund sells an option on a futures contract, it is subject generally to the same risks as if it had entered into a futures contract underlying the option itself.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

Notes to Financial Statements (Continued)

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments or rates, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

Interest Rate Swaps. When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include, among others, interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

Total Return Swaps. A Fund also may enter into total return swaps. In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. A Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. A Fund may enter into a total return swap to hedge against an exposure in its portfolio — such as interest rate risk (including to adjust the duration or credit quality of a Fund’s bond portfolio), equity risk, or credit risk — or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. A Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called market access transactions).

Credit Default Swaps. A Fund also may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, acceleration, default, or repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment and stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create a “synthetic” long position.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. In the case of a total return swap, the swap will change in value depending on the change in value of the asset or index on which the swap is written. In the case of a credit default swap, the swap will become more or less valuable depending on the credit of the issuer of the underlying security, and, if a credit event occurs under a swap where the Fund is the

Notes to Financial Statements (Continued)

seller of credit protection, the Fund could be required to purchase the security at par value, resulting in a significant loss to the Fund. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

Swaptions. A Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. A Fund may enter into swaptions for the same purposes as swaps. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally certain interest rate swaps, certain index swaps, and credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post amounts (“initial margin”) with the clearinghouse or at the instruction of the clearinghouse. The initial margin required by a clearinghouse may be greater than the initial margin the Fund would be required to post in an uncleared transaction. If cash is deposited as the initial margin, it is shown as collateral on a Fund’s Statement of Assets and Liabilities. Swap agreements are marked-to-market daily and subsequent payments (“variation margin”) are made or received by a Fund depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on a Fund’s Statement of Assets and Liabilities (“Variation margin on open derivative instruments”) and as a component of net change in unrealized appreciation/(depreciation) on a Fund’s Statement of Operations. Only a limited number of transaction types are currently eligible for clearing.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

A Fund’s current exposure to a counterparty is the fair value of the transaction.

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on portfolio securities or an index of securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

Call Options. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date in the case of an American-style option or only on the expiration date in the case of a European-style option.

Notes to Financial Statements (Continued)

Put Options. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price.

Writing put and call options. A Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When a Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security a Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security a Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. A Fund may not be able to close out a call option that it has previously written. A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. A Fund may not be able to close out a put option that it has previously written.

When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

Purchasing put and call options. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Exchange Traded Options. Exchange traded options purchased or sold by a Fund may be traded on a securities or options exchange or market. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price.

OTC Options. OTC options purchased or sold by a Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer

Notes to Financial Statements (Continued)

to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. OTC options are valued using prices supplied by a primary pricing source, selected pursuant to procedures approved by the Trustees.

Rights and Warrants. A Fund may purchase or hold warrants or rights in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. Warrants generally give the holder the right, but not the obligation, to buy a security at a stated price. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. Rights may similarly confer on the holder the right to purchase or acquire securities, including through participation in a so-called rights offering. Bonds may be issued with warrants or other rights attached to purchase or acquire equity or other debt securities, typically of the bond issuer. The market prices of bonds with warrants or rights attached to purchase equity securities or bonds may, to some degree, reflect changes in the values of the underlying securities.

When a Fund purchases or otherwise acquires warrants or other rights, it runs the risk that it will lose its entire investment in the warrants or rights, unless the Fund exercises the warrant or right, acquires the underlying securities, or enters into a closing transaction before expiration. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for warrants or other rights that expire are treated as realized losses. Warrants and similar rights differ from options in that they are typically written by the issuer of the security underlying the warrant or right. Although some warrants and rights may be non-transferable, others may be traded over-the-counter or on an exchange.

Inflation-Linked Securities

Inflation-linked securities are typically fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of an inflation-linked security will be adjusted downward, and consequently the interest payable on the security (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original principal of the security upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-linked securities. For securities that do not provide a similar guarantee, the adjusted principal value of the security repaid at maturity may be less than the original principal.

Alternatively, the interest rates payable on certain inflation-linked securities may be adjusted according to a measure of inflation. As a result, the principal values of such securities do not adjust according to the rate of inflation, although the interest payable on such securities may decline during times of falling inflation.

The values of inflation-linked securities are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-linked securities. Inflation-linked securities may cause a potential cash flow mismatch to investors, because an increase in the principal amount of an inflation-linked security will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity. If a Fund invests in such securities, it will be required to distribute such interest income in order to qualify for treatment as a regulated investment company and eliminate the Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be advantageous to do so in order to make such distributions.

Bank Loans

A Fund may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a Fund. A Fund may also invest in loans through novations, assignments, and participation interests. In a novation, a Fund typically assumes all of the rights of a

Notes to Financial Statements (Continued)

lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. If a Fund acquires a participation in the loan, the Fund purchases an indirect interest in a loan held by a third party and the Fund typically will have a contractual relationship only with the third party loan investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In such cases, a Fund assumes the credit risk of both the borrower and the loan investor selling the participation, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party.

Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after the Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund.

The Dynamic Bond Fund entered into certain loan agreements which are unfunded. The Dynamic Bond Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the Dynamic Bond Fund’s Portfolio of Investments. At December 31, 2022, the Dynamic Bond Fund had sufficient cash and/or securities to cover these commitments.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral. Collateral for certain tri-party repurchase agreements is held at the Fund’s custodian or sub-custodian in a segregated account for the benefit of the Fund and the counterparty.

When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

A Fund may enter into when-issued, delayed-delivery, forward commitment, or to-be-announced (“TBA”) transactions (collectively, the “Forward Transactions”) in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In Forward Transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in a Fund’s portfolio and increase the volatility of the Fund. If a Fund’s counterparty fails to deliver a security purchased in a Forward Transaction, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation/(depreciation) based upon changes in the values of these securities. When a Forward Transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

Notes to Financial Statements (Continued)

Dollar Roll Transactions

A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage. In a dollar roll, the securities that are to be purchased will be of the same type as the securities sold, but will be supported by different pools of mortgages.

Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the counterparty files for bankruptcy or becomes insolvent, a Fund’s use of the transaction proceeds may be restricted pending a determination by the counterparty or its representative, whether to enforce the Fund’s obligation to repurchase the securities. A Fund can incur a loss on a dollar roll transaction (either because its counterparty fails to perform or because the value of the mortgages subject to the transaction declines) and on the investments made by the Fund with the proceeds of the dollar roll transaction.

A Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss). If certain criteria are met, these dollar roll transactions may be considered financing transactions, whereby the difference in the sales price and the future purchase price is recorded as an adjustment to interest income. Dollar roll transactions generally have the effect of creating leverage in a Fund’s portfolio.

Securities Lending

Each Fund, other than the U.S. Government Money Market Fund, may lend its securities; however, lending cannot exceed 33% of the total assets of the Fund taken at current value. The Funds’ securities lending activities are governed by a Securities Lending Agency Agreement (“Lending Agreement”) between each Fund and the lending agent (“Agent”). The Lending Agreement authorizes the Agent to lend portfolio securities held by a Fund to approved borrowers (each, a “Borrower”).

Each Fund expects that in connection with any securities on loan, the loan will be secured continuously by collateral consisting of cash (U.S. currency) and/or securities (U.S. Treasury and Agency obligations) adjusted daily to have value at least equal to the current market value of the securities loaned. The market value of the loaned securities is determined at the close of business of a Fund and any additional collateral is delivered to the Fund the next business day. The Funds bear the risk of loss with respect to the investment of cash collateral. As with other extensions of credit, the Funds may bear the risk of delay in recovery of the loaned securities or even loss of rights in the collateral should the Borrower of the securities fail financially. Pursuant to the Lending Agreement, the Agent has provided indemnification to the Funds in the event of default by a Borrower with respect to a loan. The Funds receive compensation for lending their securities in the form of a securities loan fee paid by the Borrower, as well as a share of the income earned on investment of the cash collateral received for the loaned securities. At December 31, 2022, the Funds’ collateral was equal to or greater than 100% of the market value of securities on loan and all of the Funds’ cash collateral was invested in the State Street Navigator Securities Lending Government Money Market Portfolio.

Subject to the terms of the Lending Agreement and the agreement between the Agent and the applicable Borrower (“Borrowing Agreement”), security loans can be terminated by the Agent, the Fund, or the Borrower and the related securities must be returned within the earlier of the customary settlement period for such securities or the period of time specified in the Borrowing Agreement.

The Funds employ the Agent to implement their securities lending program and the Agent receives a fee from the Funds for its services. In addition, the Funds may be required to pay a rebate to the Borrower. Accordingly, a Fund’s compensation for lending its securities is reduced by any such fees or rebate paid to the Agent or Borrower, respectively. Income received by the Funds in securities lending transactions during the year ended December 31, 2022, is reflected as securities lending income on the Statement of Operations.

Notes to Financial Statements (Continued)

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income and realized capital gain distributions are recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated daily to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of a Fund not directly attributable to the operations of any specific class of shares of the Fund are prorated among the classes to which the expense relates based on relative net assets or another alternative method. In addition, each of the Blend Fund, iShares 60/40 Allocation Fund, and iShares 80/20 Allocation Fund will also incur certain fees and expenses indirectly as a shareholder in the Underlying ETFs. Because the Underlying ETFs have varied expense and fee levels, and the Blend Fund, iShares 60/40 Allocation Fund, and iShares 80/20 Allocation Fund may own different proportions of Underlying ETFs at different times, the amount of fees and expenses indirectly incurred by each of the Blend Fund, iShares 60/40 Allocation Fund, and iShares 80/20 Allocation Fund will vary.

Foreign Securities

The Strategic Emerging Markets Fund invests substantially all of its assets in foreign securities. The other Funds, except for the Blend Fund, iShares 60/40 Allocation Fund, and iShares 80/20 Allocation Fund, may also invest in foreign securities. In addition, certain Underlying ETFs may invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, public health, and diplomatic risks. In addition, fluctuations in currency exchange rates may favorably or unfavorably affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, less stringent investor protection and disclosure standards, less reliable settlement practices, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater volatility in currency exchange rates, and are more susceptible to environmental problems.

Notes to Financial Statements (Continued)

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income are either declared daily and paid monthly or declared and paid annually depending on the requirements of each Fund. Dividends from net investment income may also be distributed at other times throughout the year as required to satisfy tax or regulatory requirements. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Advisory Fees and Other Transactions

Investment Advisory Fees and Investment Subadvisers

MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of MassMutual, serves as investment adviser to each Fund. Under the investment advisory agreements between MML Advisers and the Trust on behalf of each Fund, MML Advisers is responsible for providing investment management services for each Fund. In return for these services, MML Advisers receives investment advisory fees, based upon each Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

Fund	Investment Advisory Fee
Blend Fund	0.50% on the first $100 million;
0.45% on the next $200 million;
0.40% on the next $200 million; and
0.35% on any excess over $500 million
Dynamic Bond Fund	0.40% on the first $1 billion; and
0.35% on any excess over $1 billion
Equity Fund	0.50% on the first $100 million;
0.45% on the next $200 million;
0.40% on the next $200 million; and
0.35% on any excess over $500 million
Equity Rotation Fund	0.45% on the first $500 million; and
0.40% on any excess over $500 million
High Yield Fund	0.60% on the first $300 million; and
0.575% on any excess over $300 million
Inflation-Protected and Income Fund	0.60% on the first $100 million;
0.55% on the next $200 million;
0.50% on the next $200 million; and
0.45% on any excess over $500 million
iShares 60/40 Allocation Fund	0.30% on the first $2 billion; and
0.28% on any excess over $2 billion
iShares 80/20 Allocation Fund	0.30% on the first $2 billion; and
0.28% on any excess over $2 billion
Managed Bond Fund	0.50% on the first $100 million;
0.45% on the next $200 million;
0.40% on the next $200 million; and

Notes to Financial Statements (Continued)

Fund	Investment Advisory Fee
0.35% on any excess over $500 million
Short-Duration Bond Fund	0.35% on the first $300 million; and
0.30% on any excess over $300 million
Small Cap Equity Fund	0.65% on the first $100 million;
0.60% on the next $100 million;
0.55% on the next $300 million; and
0.50% on any excess over $500 million
Strategic Emerging Markets Fund*	1.00% on the first $500 million; and
0.95% on any excess over $500 million
U.S. Government Money Market Fund	0.50% on the first $100 million;
0.45% on the next $200 million;
0.40% on the next $200 million; and
0.35% on any excess over $500 million

*	Prior to July 1, 2022, the investment advisory fee was 1.05% on the first $500 million; and 1.00% on any excess over $500 million.

MML Advisers has entered into investment subadvisory agreements with Barings LLC (“Barings”), a wholly-owned subsidiary of MM Asset Management Holding LLC, itself a wholly-owned subsidiary of MassMutual Holding LLC, a controlled subsidiary of MassMutual, on behalf of certain Funds. These agreements provide that Barings manage the investment and reinvestment of assets of these Funds. Barings receives a subadvisory fee from MML Advisers, based upon each Fund’s average daily net assets, at the following annual rates:

High Yield Fund*	0.20%
Inflation-Protected and Income Fund**	0.08%
Managed Bond Fund**	0.10%
Short-Duration Bond Fund**	0.08%
U.S. Government Money Market Fund	0.05%

*

Effective February 1, 2022, Baring International Investment Limited (“BIIL”) was added as a sub-subadviser to the Fund. BIIL does not receive a fee from Barings under the sub-subadvisory agreement with Barings.

**	BIIL serves as a sub-subadviser to the Fund. BIIL does not receive a fee from Barings under the sub-subadvisory agreement with Barings.

MML Advisers has also entered into investment subadvisory agreements for certain Funds with the unaffiliated investment subadviser(s) shown in the following table. MML Advisers pays a subadvisory fee to each of these subadvisers based upon the aggregate net assets under management which include (1) the average daily net assets of the specified Fund which it manages, and, if applicable, (2) the average daily net assets of other Funds or accounts of MML Advisers or its affiliates for which the subadviser provides subadvisory services.

Blend Fund	BlackRock Investment Management, LLC
Dynamic Bond Fund*	Western Asset Management Company, LLC; and Western Asset Management Company Limited
Equity Fund	Brandywine Global Investment Management, LLC; and
T. Rowe Price Associates, Inc.
Equity Rotation Fund**	Invesco Advisers, Inc.
iShares 60/40 Allocation Fund	BlackRock Investment Management, LLC
iShares 80/20 Allocation Fund	BlackRock Investment Management, LLC
Small Cap Equity Fund	Invesco Advisers, Inc.
Strategic Emerging Markets Fund	Invesco Advisers, Inc.

*	Effective April 29, 2022, Western Asset Management Company, LLC and Western Asset Management Company Limited replaced DoubleLine Capital LP as subadvisers of the Fund.
**	Invesco Capital Management LLC serves as a sub-subadviser of the Fund.

Notes to Financial Statements (Continued)

The applicable Funds’ subadvisory fees are paid monthly by MML Advisers out of the investment advisory fees previously disclosed above.

Administration Fees

For the Funds noted below, under a separate Administrative and Shareholder Services Agreement between the Trust and MML Advisers, on behalf of each Fund, MML Advisers is obligated to provide administrative and shareholder services and bear some of the Fund specific administrative expenses. In return for these services, MML Advisers receives an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class II	Service Class I
Dynamic Bond Fund	0.15%	0.15%
Equity Rotation Fund	0.15%	0.15%
High Yield Fund	0.15%	0.15%
iShares 60/40 Allocation Fund	0.15%	0.15%
iShares 80/20 Allocation Fund	0.15%	0.15%
Short-Duration Bond Fund	0.15%	0.15%
Strategic Emerging Markets Fund	0.15%	0.15%

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to the Funds. Pursuant to a Distribution and Services Plan adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act, Service Class shares and Service Class I shares of the Funds pay an annual fee of 0.25% of the average daily net asset value of Service Class shares and Service Class I shares. This fee, or a portion thereof, is paid to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Service Class shares or Service Class I shares, as applicable, of each Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Service Class and Service Class I shareholders. The Distributor is a wholly-owned subsidiary of MassMutual.

Expense Caps and Waivers

MML Advisers has agreed to cap the fees and expenses of the Fund noted below (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses#, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) based upon the average daily net assets of the applicable class of shares of the Fund, as follows:

	Initial Class	Service Class
Inflation-Protected and Income Fund*	0.60%	0.85%

#	Acquired Fund Fees and Expenses are expenses borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through April 30, 2023.

MML Advisers has agreed to cap the fees and expenses of the Funds noted below (other than extraordinary legal and other expenses, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

	Class II	Service Class I
iShares 60/40 Allocation Fund*	0.50%	0.75%
iShares 80/20 Allocation Fund*	0.50%	0.75%

*	Expense caps in effect through April 30, 2023.

Notes to Financial Statements (Continued)

Effective May 1, 2022, MML Advisers has agreed to cap the fees and expenses of the Fund noted below (other than extraordinary legal and other expenses, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) based upon the average daily net assets of the applicable class of shares of the Fund, as follows:

	Class II	Service Class I
Dynamic Bond Fund*	0.57%	0.82%

*	Expense caps in effect through April 30, 2023.

Effective July 1, 2022, MML Advisers has agreed to cap the fees and expenses of the Fund noted below (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses#, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) based upon the average daily net assets of the applicable class of shares of the Fund, as follows:

	Class II	Service Class I
Strategic Emerging Markets Fund*	1.25%	1.50%

#	Acquired Fund Fees and Expenses are expenses borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through April 30, 2024.

Prior to July 1, 2022, MML Advisers had agreed to cap the fees and expenses of the Fund noted below (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses#, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) based upon the average daily net assets of the applicable class of shares of the Fund, as follows:

	Class II	Service Class I
Strategic Emerging Markets Fund	1.35%	1.60%

#	Acquired Fund Fees and Expenses are expenses borne indirectly by a Fund through investments in other pooled investment vehicles.

MML Advisers has agreed to waive 0.02% of the investment advisory fee of the Dynamic Bond Fund through April 30, 2023. Prior to May 1, 2022, MML Advisers had also voluntarily agreed to waive 0.05% of the investment advisory fee of the Dynamic Bond Fund.

MML Advisers has agreed to waive 0.05% of the investment advisory fee of the Equity Rotation Fund through April 30, 2023.

Effective May 1, 2022, MML Advisers has agreed to waive 0.04% of the investment advisory fee of the High Yield Fund through April 30, 2023. Prior to May 1, 2022, MML Advisers had agreed to waive 0.05% of the investment advisory fee of the High Yield Fund.

Prior to July 1, 2022, MML Advisers had agreed to voluntarily waive 0.04% of the investment advisory fee of the Strategic Emerging Markets Fund.

MML Advisers has agreed to voluntarily waive some or all of its investment advisory fees and, if necessary, reimburse some or all of the U.S. Government Money Market Fund’s other expenses, in an attempt to allow the Initial Class shares of the Fund to maintain a 1-day yield of at least approximately 0.00%. MML Advisers may amend or discontinue this waiver at any time without advance notice.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Notes to Financial Statements (Continued)

Rebated Brokerage Commissions

The Funds listed below have entered into agreements with certain brokers whereby the brokers will rebate to the Funds, in cash, a portion of brokerage commissions. Rebated brokerage commissions are amounts earned by the Funds and are included with realized gain or loss on investment transactions presented in the Statements of Operations. For the year ended December 31, 2022, brokerage commissions rebated under these agreements were as follows:

Rebated Commissions
Equity Fund	1,289
Small Cap Equity Fund	3,031
Strategic Emerging Markets Fund	(364)

Deferred Compensation

Trustees of the Funds who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds may also be employees of MassMutual. The compensation of a trustee who is not an employee of MassMutual is borne by the Funds.

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2022, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long- Term Securities	Long-Term U.S. Government Securities	Other Long- Term Securities
Blend Fund	$—	$32,838,862	$—	$83,939,088
Dynamic Bond Fund	405,244,558	124,470,893	404,163,935	145,313,231
Equity Fund	—	747,146,719	—	803,985,403
Equity Rotation Fund	—	155,082,589	—	154,803,868
High Yield Fund	—	27,495,850	—	32,479,561
Inflation-Protected and Income Fund	122,149,752	50,866,704	154,005,171	81,776,775
iShares 60/40 Allocation Fund	—	32,718,857	—	1,942,391
iShares 80/20 Allocation Fund	—	47,463,619	—	2,316,803
Managed Bond Fund	1,914,860,723	127,461,056	1,979,588,426	166,622,935
Short-Duration Bond Fund	3,114,768	32,448,595	2,237,567	63,851,510
Small Cap Equity Fund	—	35,775,152	—	45,205,874
Strategic Emerging Markets Fund	—	26,680,077	—	27,515,436

Notes to Financial Statements (Continued)

The Funds may purchase from, or sell securities to, other affiliated Funds under procedures adopted by the Trustees. These procedures have been designed to ensure that cross trades conducted by the Funds comply with Rule 17a-7 under the 1940 Act. The cross trades disclosed in the table below are included within the respective purchases and sales amounts shown in the table above, as applicable.

	Purchases	Sales	Realized Gains/ Losses
Equity Fund	$ —	$ 2,160,562	$ 122,027

5. Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Blend Fund Initial Class
Sold	413,895	$7,595,157	636,159	$15,421,965
Issued as reinvestment of dividends	924,158	16,406,451	8,317,755	168,011,356
Redeemed	(3,420,951)	(62,167,555)	(3,033,135)	(71,716,509)
Net increase (decrease)	(2,082,898)	$(38,165,947)	5,920,779	$111,716,812
Blend Fund Service Class
Sold	796,956	$14,877,306	835,017	$20,280,334
Issued as reinvestment of dividends	320,969	5,658,892	2,862,933	57,432,992
Redeemed	(1,291,832)	(22,781,897)	(718,991)	(16,659,759)
Net increase (decrease)	(173,907)	$(2,245,699)	2,978,959	$61,053,567
Dynamic Bond Fund Class II
Sold	413,305	$3,764,194	4,036,488	$41,870,827
Issued as reinvestment of dividends	1,071,670	9,323,527	1,101,437	11,157,560
Redeemed	(4,464,133)	(40,168,430)	(6,070,053)	(62,466,916)
Net increase (decrease)	(2,979,158)	$(27,080,709)	(932,128)	$(9,438,529)
Dynamic Bond Fund Service Class I
Sold	182,639	$1,609,351	233,074	$2,381,793
Issued as reinvestment of dividends	51,438	445,452	45,869	462,823
Redeemed	(152,018)	(1,337,379)	(121,284)	(1,240,336)
Net increase (decrease)	82,059	$717,424	157,659	$1,604,280
Equity Fund Initial Class
Sold	454,545	$13,017,612	509,542	$14,992,146
Issued as reinvestment of dividends	3,501,111	92,352,834	423,279	13,032,797
Redeemed	(2,392,894)	(68,735,444)	(2,766,152)	(81,888,499)
Net increase (decrease)	1,562,762	$36,635,002	(1,833,331)	$(53,863,556)
Equity Fund Service Class
Sold	129,630	$3,689,535	202,391	$5,958,726
Issued as reinvestment of dividends	438,673	11,352,115	50,699	1,534,583
Redeemed	(574,345)	(16,216,400)	(756,362)	(22,118,736)
Net increase (decrease)	(6,042)	$(1,174,750)	(503,272)	$(14,625,427)
Equity Rotation Fund Class II
Sold	—	$—	—	$—
Issued as reinvestment of dividends	476,072	5,065,396	978,635	13,847,437
Redeemed	—	—	—	—
Net increase (decrease)	476,072	$5,065,396	978,635	$13,847,437

Notes to Financial Statements (Continued)

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Equity Rotation Fund Service Class I
Sold	15,270	$174,566	15,457	$239,663
Issued as reinvestment of dividends	23,247	245,021	55,175	776,065
Redeemed	(37,198)	(440,874)	(21,894)	(340,040)
Net increase (decrease)	1,319	$(21,287)	48,738	$675,688
High Yield Fund Class II
Sold	43,206	$388,628	557,434	$5,804,676
Issued as reinvestment of dividends	175,067	1,463,558	257,994	2,520,599
Redeemed	(754,126)	(6,588,447)	(3,401,878)	(35,336,416)
Net increase (decrease)	(535,853)	$(4,736,261)	(2,586,450)	$(27,011,141)
High Yield Fund Service Class I
Sold	415,813	$3,781,894	664,730	$6,776,882
Issued as reinvestment of dividends	399,069	3,304,293	440,552	4,268,950
Redeemed	(1,016,750)	(9,064,658)	(454,185)	(4,603,222)
Net increase (decrease)	(201,868)	$(1,978,471)	651,097	$6,442,610
Inflation-Protected and Income Fund Initial Class
Sold	553,744	$5,503,615	3,145,788	$35,863,588
Issued as reinvestment of dividends	2,003,503	18,612,540	1,995,823	21,774,428
Redeemed	(5,629,099)	(56,408,729)	(8,720,503)	(100,280,126)
Net increase (decrease)	(3,071,852)	$(32,292,574)	(3,578,892)	$(42,642,110)
Inflation-Protected and Income Fund Service Class
Sold	833,517	$8,368,273	1,083,080	$12,109,593
Issued as reinvestment of dividends	518,191	4,772,542	377,051	4,083,457
Redeemed	(1,137,204)	(11,080,559)	(733,072)	(8,228,037)
Net increase (decrease)	214,504	$2,060,256	727,059	$7,965,013
iShares 60/40 Allocation Fund Class II*
Sold	2,490,000	$24,900,000
Issued as reinvestment of dividends	41,943	368,682
Redeemed	—	—
Net increase (decrease)	2,531,943	$25,268,682
iShares 60/40 Allocation Fund Service Class I*
Sold	663,011	$6,146,502
Issued as reinvestment of dividends	9,060	79,543
Redeemed	(73,877)	(687,112)
Net increase (decrease)	598,194	$5,538,933
iShares 80/20 Allocation Fund Class II*
Sold	2,490,000	$24,900,000
Issued as reinvestment of dividends	38,549	333,448
Redeemed	—	—
Net increase (decrease)	2,528,549	$25,233,448
iShares 80/20 Allocation Fund Service Class I*
Sold	2,289,567	$20,872,743
Issued as reinvestment of dividends	29,577	255,844
Redeemed	(128,144)	(1,138,800)
Net increase (decrease)	2,191,000	$19,989,787
Managed Bond Fund Initial Class
Sold	3,350,811	$36,390,359	9,830,988	$132,869,751
Issued as reinvestment of dividends	2,275,431	25,107,989	2,979,032	39,056,618
Redeemed	(10,585,519)	(122,355,780)	(9,863,621)	(132,017,086)
Net increase (decrease)	(4,959,277)	$(60,857,432)	2,946,399	$39,909,283

Notes to Financial Statements (Continued)

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Managed Bond Fund Service Class
Sold	560,341	$6,453,682	2,334,792	$30,899,919
Issued as reinvestment of dividends	730,320	8,029,901	974,495	12,723,319
Redeemed	(3,770,398)	(42,886,006)	(3,423,432)	(45,447,962)
Net increase (decrease)	(2,479,737)	$(28,402,423)	(114,145)	$(1,824,724)
Short-Duration Bond Fund Class II
Sold	276,258	$2,497,738	1,473,465	$14,632,225
Issued as reinvestment of dividends	420,867	3,657,335	471,296	4,585,706
Redeemed	(2,982,282)	(26,689,472)	(2,705,543)	(26,762,700)
Net increase (decrease)	(2,285,157)	$(20,534,399)	(760,782)	$(7,544,769)
Short-Duration Bond Fund Service Class I
Sold	715,271	$6,435,357	688,848	$6,778,368
Issued as reinvestment of dividends	116,624	1,009,962	122,618	1,189,399
Redeemed	(1,000,651)	(8,982,630)	(1,823,771)	(17,988,209)
Net increase (decrease)	(168,756)	$(1,537,311)	(1,012,305)	$(10,020,442)
Small Cap Equity Fund Initial Class
Sold	305,895	$3,213,709	482,138	$6,121,068
Issued as reinvestment of dividends	1,247,302	12,251,160	602,826	7,333,753
Redeemed	(1,050,503)	(11,078,528)	(1,330,955)	(16,810,703)
Net increase (decrease)	502,694	$4,386,341	(245,991)	$(3,355,882)
Small Cap Equity Fund Service Class
Sold	180,761	$1,768,095	350,159	$4,326,145
Issued as reinvestment of dividends	329,524	3,153,530	156,521	1,860,664
Redeemed	(357,752)	(3,616,982)	(407,046)	(5,020,458)
Net increase (decrease)	152,533	$1,304,643	99,634	$1,166,351
Strategic Emerging Markets Fund Class II
Sold	806,134	$6,633,916	354,922	$4,766,700
Issued as reinvestment of dividends	3,045,936	14,864,169	1,205,695	13,347,045
Redeemed	(1,083,784)	(7,379,284)	(3,334,598)	(45,510,413)
Net increase (decrease)	2,768,286	$14,118,801	(1,773,981)	$(27,396,668)
Strategic Emerging Markets Fund Service Class I
Sold	244,939	$1,720,127	218,457	$2,874,530
Issued as reinvestment of dividends	948,551	4,619,444	319,526	3,530,767
Redeemed	(314,578)	(1,927,646)	(173,532)	(2,429,599)
Net increase (decrease)	878,912	$4,411,925	364,451	$3,975,698
U.S. Government Money Market Fund Initial Class
Sold	179,538,054	$179,538,054	102,446,334	$102,446,334
Issued as reinvestment of dividends	2,489,672	2,489,672	—	—
Redeemed	(115,852,791)	(115,852,791)	(150,844,119)	(150,844,119)
Net increase (decrease)	66,174,935	$66,174,935	(48,397,785)	$(48,397,785)

*	Fund commenced operations on February 11, 2022.

Notes to Financial Statements (Continued)

6. Federal Income Tax Information

At December 31, 2022, the aggregate cost of investments and the unrealized appreciation/(depreciation) in the value of all investments owned by the Fund(s), as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Blend Fund	$674,322,274	$17,989,783	$(52,750,030)	$(34,760,247)
Dynamic Bond Fund	279,229,258	928,929	(28,389,220)	(27,460,291)
Equity Fund	704,427,852	137,369,064	(17,270,694)	120,098,370
Equity Rotation Fund	45,774,279	514,442	(1,423,190)	(908,748)
High Yield Fund	66,610,357	276,693	(8,651,203)	(8,374,510)
Inflation-Protected and Income Fund	219,216,078	865,012	(25,137,354)	(24,272,342)
iShares 60/40 Allocation Fund	30,729,754	—	(3,693,375)	(3,693,375)
iShares 80/20 Allocation Fund	45,284,916	—	(4,859,072)	(4,859,072)
Managed Bond Fund	954,355,867	1,751,620	(110,679,279)	(108,927,659)
Short-Duration Bond Fund	145,138,426	910,745	(14,205,642)	(13,294,897)
Small Cap Equity Fund	82,602,098	36,012,313	(3,695,398)	32,316,915
Strategic Emerging Markets Fund	54,932,976	3,259,954	(9,391,831)	(6,131,877)

Note: The aggregate cost for investments for the U.S. Government Money Market Fund at December 31, 2022, is the same for financial reporting and federal income tax purposes.

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. Capital losses may be carried forward indefinitely, and retain the character of the original loss.

At December 31, 2022, the following Fund(s) had accumulated capital loss carryforwards:

	Short Term Capital Loss Carryforward	Long Term Capital Loss Carryforward
Blend Fund	$—	$726,963
Dynamic Bond Fund	11,899,539	17,316,077
Equity Rotation Fund	3,997,163	—
High Yield Fund	659,332	11,543,619
Inflation-Protected and Income Fund	14,695,832	1,915,063
iShares 60/40 Allocation Fund	46,713	—
Managed Bond Fund	24,837,797	28,940,378
Short-Duration Bond Fund	6,406,514	7,872,875
Small Cap Equity Fund	2,718,350	652,871
Strategic Emerging Markets Fund	3,255,407	4,057,603

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

Notes to Financial Statements (Continued)

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2022, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Blend Fund	$16,279,721	$5,785,622	$—
Dynamic Bond Fund	9,768,979	—	—
Equity Fund	26,709,199	76,995,750	—
Equity Rotation Fund	2,518,956	2,791,461	—
High Yield Fund	4,767,851	—	—
Inflation-Protected and Income Fund	22,108,312	1,276,770	—
iShares 60/40 Allocation Fund	421,437	—	26,788
iShares 80/20 Allocation Fund	531,668	—	57,624
Managed Bond Fund	24,664,423	8,473,467	—
Short-Duration Bond Fund	4,667,297	—	—
Small Cap Equity Fund	2,936,650	12,468,040	—
Strategic Emerging Markets Fund	1,715,405	17,768,208	—
U.S. Government Money Market Fund	2,489,674	—	—

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2021, was as follows:

	Ordinary Income	Long Term Capital Gain
Blend Fund	$36,317,285	$189,127,063
Dynamic Bond Fund	11,620,383	—
Equity Fund	14,567,380	—
Equity Rotation Fund	7,616,324	7,007,178
High Yield Fund	6,789,549	—
Inflation-Protected and Income Fund	21,217,014	4,640,871
Managed Bond Fund	47,592,938	4,186,999
Short-Duration Bond Fund	5,775,105	—
Small Cap Equity Fund	1,344,618	7,849,799
Strategic Emerging Markets Fund	—	16,877,812

The following Fund(s) have elected to pass through the foreign tax credit for the year ended December 31, 2022:

Amount
iShares 60/40 Allocation Fund	$11,054
iShares 80/20 Allocation Fund	20,915
Strategic Emerging Markets Fund	119,577

Capital accounts within the financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2022, temporary book and tax accounting differences were primarily attributable to the deferral of wash sale losses, deferred Trustee compensation, and other temporary basis adjustments.

Notes to Financial Statements (Continued)

At December 31, 2022, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation/ (Depreciation)	Total
Blend Fund	$10,670,229	$(726,963)	$(171,854)	$(34,760,246)	$(24,988,834)
Dynamic Bond Fund	9,509,217	(29,215,616)	(33,066)	(27,338,831)	(47,078,296)
Equity Fund	16,677,179	63,127,947	(212,711)	120,098,034	199,690,449
Equity Rotation Fund	513,085	(3,997,163)	(2,451)	(908,748)	(4,395,277)
High Yield Fund	3,452,000	(12,202,951)	(18,091)	(8,382,831)	(17,151,873)
Inflation-Protected and Income Fund	8,875,145	(16,610,895)	(73,289)	(24,272,342)	(32,081,381)
iShares 60/40 Allocation Fund	—	(46,713)	—	(3,693,375)	(3,740,088)
iShares 80/20 Allocation Fund	—	—	—	(4,859,072)	(4,859,072)
Managed Bond Fund	26,477,204	(53,778,175)	(209,217)	(108,927,660)	(136,437,848)
Short-Duration Bond Fund	4,402,804	(14,279,389)	(30,703)	(13,294,897)	(23,202,185)
Small Cap Equity Fund	614,082	(3,371,221)	(27,222)	32,316,915	29,532,554
Strategic Emerging Markets Fund	37,976	(7,313,010)	(12,952)	(6,340,184)	(13,628,170)
U.S. Government Money Market Fund	743	—	(44,090)	—	(43,347)

During the year ended December 31, 2022, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Blend Fund	$—	$57	$(57)
Dynamic Bond Fund	—	656,463	(656,463)
Equity Fund	—	289,232	(289,232)
Equity Rotation Fund	—	(3,317)	3,317
High Yield Fund	—	58,364	(58,364)
Inflation-Protected and Income Fund	—	(2,159,489)	2,159,489
iShares 60/40 Allocation Fund	—	—	—
iShares 80/20 Allocation Fund	—	(425)	425
Managed Bond Fund	—	(1,530,164)	1,530,164
Short-Duration Bond Fund	—	(956,166)	956,166
Small Cap Equity Fund	(20,520)	(692,644)	713,164
Strategic Emerging Markets Fund	—	(672,348)	672,348

The Funds did not have any unrecognized tax benefits at December 31, 2022, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2022, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years, or the returns filed to date for Funds in existence less than three years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

Notes to Financial Statements (Continued)

7. Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

8. New Accounting Pronouncements

In June 2022, FASB issued Accounting Standards Update 2022-03 — Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

9. Coronavirus (COVID-19) Pandemic

The global pandemic outbreak of the novel coronavirus known as COVID-19 and efforts to contain its spread have produced, and will likely continue to produce, substantial market volatility, severe market dislocations and liquidity constraints in many markets, exchange trading suspensions and closures, higher default rates, and global business disruption, and they may result in future significant adverse effects, such as declines in global financial markets and a substantial economic downturn or recession throughout the world. Such factors may have a significant adverse effect on a Fund’s performance and have the potential to impair the ability of a Fund’s investment adviser, subadviser, or other service providers to serve the Fund and could lead to disruptions that negatively impact the Fund.

10. Russia-Ukraine War

In February 2022, Russia commenced a large-scale military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the regional and the global financial markets and economies. One or more of the Funds hold positions in securities or other instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market, and currency risks, as well as the risks related to the economic sanctions on Russia, Russian individuals, and Russian corporate and banking entities imposed by the United States and/or other countries. Such sanctions — which affect companies in many sectors, including energy, financial services, and defense, among others — could adversely affect the global energy and financial markets and, thus, could affect the value of a Fund’s investments, even beyond any direct exposure the Fund may have to Russian issuers or the adjoining geographic regions. Such sanctions may also result in a decline in the value and liquidity of Russian securities and a weakening of the ruble, and will impair a Fund’s ability to buy, sell, receive, or deliver Russian securities. In addition, certain transactions have been or may be prohibited and/or existing investments have or may become illiquid (e.g., because transacting in certain existing investments is prohibited), which could cause a Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MML Series Investment Fund II and Shareholders of MML Blend Fund, MML Dynamic Bond Fund, MML Equity Fund, MML Equity Rotation Fund, MML High Yield Fund, MML Inflation-Protected and Income Fund, MML iShares® 60/40 Allocation Fund, MML iShares® 80/20 Allocation Fund, MML Managed Bond Fund, MML Short-Duration Bond Fund, MML Small Cap Equity Fund, MML Strategic Emerging Markets Fund, and MML U.S. Government Money Market Fund (collectively, the “Funds”):

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of the Funds of MML Series Investment Fund II, including the portfolios of investments, as of December 31, 2022, the related statements of operations, changes in net assets, and the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, and the results of their operations, the changes in their net assets, and the financial highlights for the periods listed in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds Comprising the MML Series Investment Fund II	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights

MML Blend Fund, MML Dynamic Bond Fund,
MML Equity Fund, MML Equity Rotation Fund,
MML High Yield Fund,
MML Inflation-Protected and Income Fund,
MML Managed Bond Fund,
MML Short-Duration Bond Fund,
MML Small Cap Equity Fund,
MML Strategic Emerging Markets Fund, and
MML U.S. Government Money Market Fund

	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022	For each of the five years in the period ended December 31, 2022
MML iShares® 60/40 Allocation Fund and MML iShares® 80/20 Allocation Fund	For the period from February 11, 2022 (commencement of operations), through December 31, 2022	For the period from February 11, 2022 (commencement of operations), through December 31, 2022	For the period from February 11, 2022 (commencement of operations), through December 31, 2022

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation

Report of Independent Registered Public Accounting Firm (Continued)

of securities owned as of December 31, 2022, by correspondence with the custodian, brokers, transfer agents and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
February 22, 2023

We have served as the auditor of one or more MassMutual investment companies since 1995.

Trustees and Principal Officers (Unaudited)

The following table lists the Trust’s Trustees and Principal Officers; their address and year of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during at least the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and are available, without charge, upon request by calling 1-888-309-3539 or by writing MML Series Investment Fund II, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001, Attention: Investment Management Solutions.

Independent Trustees

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Allan W. Blair Year of birth: 1948	Trustee	Since 2012	Retired.	110

Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company).

Nabil N. El-Hage Year of birth: 1958	Trustee Chairman	Since 2005 2006-2012	Founder and CEO (since 2018), AEE International LLC (a Puerto Rico LLC); Founder and sole member (2016-2018), PR Academy of Executive Education LLC (a Puerto Rico LLC).	110

Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company).

Maria D. Furman Year of birth: 1954	Trustee	Since 2005	Retired.	110

Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company).

R. Bradford Malt Year of birth: 1954	Trustee	Since 2022	Chairman (2004-2019), Management Committee (1993-2019), Partner (1987-2019), Associate (1979-1987), Ropes & Gray LLP (counsel to the Trust and MassMutual).	110

Trustee (since 2022), MassMutual Select Funds (open-end investment company); Trustee (since 2022), MassMutual Premier Funds (open-end investment company); Trustee (since 2022), MassMutual Advantage Funds (open-end investment company); Trustee (since 2022), MML Series Investment Fund (open-end investment company).

Trustees and Principal Officers (Unaudited) (Continued)

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
C. Ann Merrifield Year of birth: 1951	Trustee	Since 2005	Retired.	110

Director (since 2020), Lead Director (2020-2022), Chairperson (since 2020) of the Nominating and Governance Committee, Member (since 2020) and Chairperson (2020-2022) of the Compensation Committee, and Member (2020-2022) of the Audit Committee, Lyra Therapeutics (a clinical-stage specialty pharmaceutical company); Director (since 2014), Chairperson (since 2017), Lead Director (2015-2017), Member (since 2014) and Chairperson (since 2015) of the Nominating and Governance Committee, Member (since 2019) of the Compensation Committee, and Member (2014-2019) of the Audit Committee, InVivo Therapeutics (research and clinical-stage biomaterials and biotechnology company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company).

Cynthia R. Plouché Year of birth: 1957	Trustee	Since 2022	Retired; Assessor (2014-2018), Moraine Township (property assessment).	110

Trustee (since 2014), Northern Trust Funds (open-end investment companies); Trustee (since 2022), MassMutual Select Funds (open-end investment company); Trustee (since 2022), MassMutual Premier Funds (open-end investment company); Trustee (since 2022), MassMutual Advantage Funds (open-end investment company); Trustee (since 2022), MML Series Investment Fund (open-end investment company).

Jason J. Price Year of birth: 1973	Trustee	Since 2022	Co-Founder and Chairman of the Board (2017-2021), NXTHVN (arts organization).	110

Trustee (since 2022), MassMutual Select Funds (open-end investment company); Trustee (since 2022), MassMutual Premier Funds (open-end investment company); Trustee (since 2022), MassMutual Advantage Funds (open-end investment company); Trustee (since 2022), MML Series Investment Fund (open-end investment company).

Susan B. Sweeney Year of birth: 1952	Chairperson Trustee	Since 2022 Since 2012	Retired.	112^

Trustee (since 2012), Barings Corporate Investors (closed-end investment company); Trustee (since 2012), Barings Participation Investors (closed-end investment company); Chairperson (since 2022), Trustee (since 2009), MassMutual Select Funds (open-end investment company); Chairperson (since 2022), Trustee (since 2012), MassMutual Premier Funds (open-end investment company); Chairperson (since 2022), Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Chairperson (since 2022), Trustee (since 2009), MML Series Investment Fund (open-end investment company).

Trustees and Principal Officers (Unaudited) (Continued)

Interested Trustees

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Michael R. Fanning^^ Year of birth: 1963	Trustee	Since 2021	Head of MassMutual U.S. (since 2016), Executive Vice President (2016-2018), Member of MassMutual’s Executive Leadership Team (since 2008), MassMutual.	110

Director (since 2016), MML

Advisers; Trustee (since 2021), MassMutual Select Funds (open-end investment company); Trustee (since 2021), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2021), MML Series Investment Fund (open-end investment company).

Clifford M, Noreen^^^ Year of birth: 1957	Trustee	Since 2021

Head of Global Investment Strategy (since 2019), Deputy Chief Investment Officer and Managing

Director (2016-2018), MassMutual; President (2008-2016), Vice Chairman (2007-2008), Member of the Board of Managers (2006-2016), Managing Director (2000-2016), Barings LLC.

				112^

Chairman (since 2009), Trustee (since 2005), President (2005-2009), CI Subsidiary Trust and PI Subsidiary Trust; Chairman and Trustee (since 2009), President (2005-2009), Vice President (1993-2005), Barings Corporate Investors (closed-end investment company); Chairman and Trustee (since 2009), President (2005-2009), Vice President

(1993-2005), Barings Participation Investors (closed-end investment company); Trustee (since 2021), MassMutual Select Funds (open-end investment company); Trustee (since 2021), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2021), MML Series Investment Fund (open-end investment company).

Principal Officers

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Andrea Anastasio Year of birth: 1974	Vice President	Since 2021

Vice President (since 2021), MML Advisers; Head of Investment Management Solutions (since 2021), MassMutual; Head of Investment Strategy and Research, North America (2019-2021), Head of Investment Product Management (2016-2019), State Street Global Advisors; Vice President (since 2021), MassMutual Select Funds (open-end investment company); Vice President (since 2021), MassMutual Premier Funds (open-end investment company); Vice President (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President (since 2021), MML Series Investment Fund (open-end investment company).

110

Trustees and Principal Officers (Unaudited) (Continued)

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Andrew M. Goldberg Year of birth: 1966	Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer Assistant Clerk (formerly known as “Clerk”)	Since 2008 2005- 2008

Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2004-2018), MassMutual; Secretary (since 2015), Assistant Secretary (2013-2015), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Secretary, (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company).

110
Renee Hitchcock Year of birth: 1970	Chief Financial Officer and Treasurer Assistant Treasurer	Since 2016 2007- 2016

Head of Mutual Fund Administration (since 2018), Assistant Vice President (2015-2018), MassMutual; Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Premier Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2021), MassMutual Advantage Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund (open-end investment company).

110
Paul LaPiana Year of birth: 1969	President	Since 2021	President (since 2021), MML Advisers; Head of MassMutual U.S. Product (since 2019), Head of Field Management (2016-2019), MassMutual; President (since 2021), MassMutual Select Funds (open-end investment company); President (since 2021), MassMutual Premier Funds (open-end investment company); President (since 2021), MassMutual Advantage Funds (open-end investment company); President (since 2021), MML Series Investment Fund (open-end investment company).	110
Jill Nareau Robert Year of birth: 1972	Vice President and Assistant Secretary Assistant Secretary (formerly known as “Assistant Clerk”)	Since 2017 2008- 2017

Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2009-2018), MassMutual; Assistant Secretary (since 2015), MML Advisers; Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008- 2017), MassMutual Select Funds (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MassMutual Premier Funds (open-end investment company); Vice President and Assistant Secretary (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MML Series Investment Fund (open-end investment company).

110
Douglas Steele Year of birth: 1975	Vice President	Since 2016

Head of Product Management (since 2021), Vice President (since 2017), Head of Manager Research (2021), Head of Investment Management (2017-2021), Head of Investment Due Diligence (2016-2017), MML Advisers; Head of Product Management (since 2021), Head of Manager Research (2021), Head of Investment Management (2017-2021), Assistant Vice President (2013-2017), MassMutual; Vice President (since 2016), MassMutual Select Funds (open-end investment company); Vice President (since 2016), MassMutual Premier Funds (open-end investment company); Vice President (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President (since 2016), MML Series Investment Fund (open-end investment company).

110

Trustees and Principal Officers (Unaudited) (Continued)

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Philip S. Wellman Year of birth: 1964	Vice President and Chief Compliance Officer	Since 2007

Vice President and Chief Compliance Officer (since 2013), MML Advisers; Head of Mutual Funds & RIA Compliance (since 2018), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2014-2018), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company).

110

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 1295 State Street, Springfield, Massachusetts 01111-0001.

**

Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years, however, an interested Trustee of the Trust shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual or an affiliate.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified, and any such Chairperson may not serve more than two consecutive terms. The Chairperson shall hold office at the pleasure of the Trustees.

^	Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC, an affiliate of MML Advisers.

^^	Mr. Fanning is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.

^^^	Mr. Noreen is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.

#

The President, Treasurer, and Secretary and such other officers as the Trustees may in their discretion from time to time elect are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each officer shall hold office at the pleasure of the Trustees.

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended December 31, 2022, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
Blend Fund	71.60%
Dynamic Bond Fund	0.26%
Equity Fund	60.90%
Equity Rotation Fund	30.28%
iShares 60/40 Allocation Fund	42.10%
iShares 80/20 Allocation Fund	58.21%
Small Cap Equity Fund	32.76%
Strategic Emerging Markets Fund	1.37%

For the year ended December 31, 2022, the following Fund(s) earned the following foreign sources of income:

Amount
iShares 60/40 Allocation Fund	$73,911
iShares 80/20 Allocation Fund	131,301
Strategic Emerging Markets Fund	293,204

The Fund(s) intend to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in the Treasury Regulations §1.163(j)-1(b).

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadvisers use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at https://www.massmutual.com/funds and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Monthly Reporting

The U.S. Government Money Market Fund files its complete schedule of portfolio holdings with the SEC monthly on Form N-MFP. The U.S. Government Money Market Fund’s reports on Form N-MFP are available on the SEC’s EDGAR database on its website at http://www.sec.gov. In addition, the U.S. Government Money Market Fund makes portfolio holdings information available to shareholders at https://www.massmutual.com/funds.

Quarterly Reporting

The Funds, except for the U.S. Government Money Market Fund, file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s EDGAR database on its website at http://www.sec.gov. In addition, the Funds make the complete schedule of portfolio holdings from their filings on Form N-PORT available to shareholders at https://www.massmutual.com/funds.

Other Information (Unaudited) (Continued)

Submission of Matters to a Vote of Security Holders

A Special Meeting of Shareholders of the Trust was held on May 25, 2022 and on the adjournment date of June 9, 2022. The Notice of Meeting of Shareholders, and a Proxy Statement and voting instruction card, were first mailed, or otherwise made available, on or about April 8, 2022 to shareholders of record as of February 25, 2022. The results of the vote on the matters submitted to shareholders at the Special Meeting are as follows:

Proposal 1:

To elect Allan W. Blair, Nabil N. El-Hage, Michael R. Fanning, Maria D. Furman, R. Bradford Malt, C. Ann Merrifield, Clifford M. Noreen, Cynthia R. Plouché, Jason J. Price, and Susan B. Sweeney as Trustees of each Trust of which the Funds are series for an indefinite term of office.*

This matter was approved by the Trust’s shareholders on June 9, 2022. The results of the votes were as follows:

	Shares Voted	Shares For	% of Shares Outstanding	Withhold	% of Shares Outstanding
Allan W. Blair	420,310,777.358	413,107,250.539	92.555%	7,203,526.819	1.613%
Nabil N. El-Hage	420,310,777.358	408,318,801.126	91.482%	11,991,976.232	2.686%
Michael R. Fanning	420,310,777.358	413,602,378.574	92.666%	6,708,398.784	1.502%
Maria D. Furman	420,310,777.358	406,715,298.774	91.123%	13,595,478.584	3.046%
R. Bradford Malt	420,310,777.358	409,891,570.770	91.834%	10,419,206.588	2.334%
C. Ann Merrifield	420,310,777.358	406,574,438.771	91.091%	13,736,338.587	3.077%
Clifford M. Noreen	420,310,777.358	413,453,646.743	92.632%	6,857,130.615	1.536%
Cynthia R. Plouché	420,310,777.358	406,767,916.268	91.134%	13,542,861.090	3.034%
Jason J. Price	420,310,777.358	413,277,370.564	92.593%	7,033,406.794	1.575%
Susan B. Sweeney	420,310,777.358	407,030,040.975	91.193%	13,280,736.383	2.975%

*	Denotes Trust-wide proposal and voting results.

Proposal 2:	To liquidate certain Funds and distribute the liquidation proceeds to an affiliated money market fund.

This matter was approved by the following Funds’ shareholders on June 9, 2022. The results of the votes were as follows:

	Shares Voted	Shares For	% of Shares Outstanding	Against	% of Shares Outstanding	Abstain	% of Shares Outstanding
Equity Momentum Fund	4,206,094.132	2,910,331.062	69.194%	0.000	0.000%	1,295,763.070	30.806%
Special Situations Fund	3,179,316.884	3,179,316.884	100.000%	0.000	0.000%	0.000	0.000%

Other Information (Unaudited) (Continued)

Fund Expenses December 31, 2022

Expense Examples:

The following information is in regards to expenses for the six months ended December 31, 2022:

As a shareholder of the Funds, you incur ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended December 31, 2022.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Blend Fund
Initial Class	$1,000	0.45%	$1,003.90	$2.27	$1,022.90	$2.29
Service Class	1,000	0.70%	1,002.60	3.53	1,021.70	3.57
Dynamic Bond Fund
Class II	1,000	0.57%	964.80	2.82	1,022.30	2.91
Service Class I	1,000	0.82%	963.30	4.06	1,021.10	4.18
Equity Fund
Initial Class	1,000	0.45%	1,078.20	2.36	1,022.90	2.29
Service Class	1,000	0.70%	1,076.90	3.66	1,021.70	3.57
Equity Rotation Fund
Class II	1,000	0.78%	1,049.00	4.03	1,021.30	3.97
Service Class I	1,000	1.03%	1,048.40	5.32	1,020.00	5.24
High Yield Fund
Class II	1,000	1.02%	1,026.30	5.21	1,020.10	5.19
Service Class I	1,000	1.28%	1,024.90	6.53	1,018.80	6.51

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Inflation-Protected and Income Fund
Initial Class	$1,000	0.60%	$960.70	$2.97	$1,022.20	$3.06
Service Class	1,000	0.85%	959.80	4.20	1,020.90	4.33
iShares 60/40 Allocation Fund
Class II	1,000	0.46%	1,002.90	2.32	1,022.90	2.35
Service Class I	1,000	0.71%	1,001.40	3.58	1,021.60	3.62
iShares 80/20 Allocation Fund
Class II	1,000	0.46%	1,014.30	2.34	1,022.90	2.35
Service Class I	1,000	0.71%	1,014.00	3.60	1,021.60	3.62
Managed Bond Fund
Initial Class	1,000	0.45%	965.80	2.23	1,022.90	2.29
Service Class	1,000	0.70%	964.60	3.47	1,021.70	3.57
Short-Duration Bond Fund
Class II	1,000	0.61%	1,001.50	3.08	1,022.10	3.11
Service Class I	1,000	0.86%	1,000.80	4.34	1,020.90	4.38
Small Cap Equity Fund
Initial Class	1,000	0.75%	1,055.30	3.89	1,021.40	3.82
Service Class	1,000	1.00%	1,054.00	5.18	1,020.20	5.09
Strategic Emerging Markets Fund
Class II	1,000	1.25%	1,001.20	6.31	1,018.90	6.36
Service Class I	1,000	1.50%	998.80	7.56	1,017.60	7.63
U.S. Government Money Market Fund
Initial Class	1,000	0.54%	1,011.70	2.74	1,022.50	2.75

*

Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2022, multiplied by the average account value over the period, multiplied by 184 days in the period, divided by 365 days in the year, unless stated otherwise. The annualized expense ratio does not reflect expenses deducted under the variable life insurance or variable annuity contract through which the Funds are invested in. Inclusion of these expenses would increase the annualized expense ratios shown.

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Underwriter:
MML Distributors, LLC
1295 State Street
Springfield, Massachusetts 01111-0001

MM202403-304049

© 2023 Massachusetts Mutual Life Insurance Company (MassMutual®), Springfield, MA 01111-0001. All rights reserved. www.MassMutual.com. Investment Adviser: MML Investment Advisers, LLC

(b)       Not applicable to this filing.

Item 2. Code of Ethics.

As of December 31, 2022, the Registrant adopted a Code of Ethics that applies to the Principal Executive Officer, Principal Financial Officer, and other senior financial officers pursuant to the Sarbanes-Oxley Act of 2002. For the year ended December 31, 2022, the Code of Ethics was amended to remove a registrant no longer subject to the Code of Ethics, and the Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code of Ethics. A copy of its Code of Ethics is filed with this Form N-CSR under Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Nabil N. El-Hage, a member of the Audit Committee, is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”). Mr. El-Hage is “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

References below to Deloitte & Touche LLP include its affiliates where applicable.

(a)	AUDIT FEES: The aggregate fees billed to the Registrant for professional services rendered by its independent auditors, Deloitte & Touche LLP, for the audit of the Registrant’s annual financial statements for the fiscal years ended 2022 and 2021 were $213,190 and $441,457, respectively.
(b)	AUDIT RELATED FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for the fiscal years ended 2022 and 2021. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2022 and 2021.
(c)	TAX FEES: The aggregate fees billed to the Registrant for professional services rendered by Deloitte & Touche LLP for the review of Form 1120-RIC, Form 8613, excise distribution projections, distribution calculation and reasonable out of pocket expenses for the fiscal years ended 2022 and 2021 were $25,440 and $21,984, respectively. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2022 and 2021.
(d)	ALL OTHER FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for the fiscal years ended 2022 and 2021. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2022 and 2021.
(e)	(1) AUDIT COMMITTEE PRE-APPROVAL POLICY: All services to be performed for the Registrant by Deloitte & Touche LLP must be pre-approved by the audit committee. All services performed during the fiscal years ended 2022 and 2021 were pre-approved by the committee.

(2) Not applicable.

(f)	Not applicable.
(g)	The aggregate non-audit fees billed by Deloitte & Touche LLP for services rendered to the Registrant, the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant, for the fiscal years ended 2022 and 2021 were $626,111 and $2,562,218, respectively.
(h)	The audit committee considers whether the provision of non-audit services by Deloitte & Touche LLP to the Registrant's adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining Deloitte & Touche LLP's independence.
(i)	Not applicable.
(j)	Not applicable.

*	Refers to fees that were required to be approved by the audit committee for services that relate directly to the operations and financial reporting of the Registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

(a)	Please see portfolio of investments contained in the Report to Stockholders included under Item 1 of this form N-CSR.

(b)	Not applicable to this filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to this filing.

Item 13. Exhibits.

(a)(1) Code of Ethics (Item 2) is attached.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(a)(4) Not applicable to this filing.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the 1940 Act (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	MML Series Investment Fund II

By (Signature and Title)	/s/ Paul LaPiana
Paul LaPiana, President and Principal Executive Officer

Date	2/22/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul LaPiana
Paul LaPiana, President and Principal Executive Officer

Date	2/22/2023

By (Signature and Title)	/s/ Renee Hitchcock
Renée Hitchcock, Treasurer and Principal Financial Officer

Date	2/22/2023